UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.78%	-0.03%	3.80%
Class T (incl. 3.50% sales charge)	7.00%	0.21%	3.77%
Class B (incl. contingent deferred sales charge) A	5.34%	0.05%	3.78%
Class C (incl. contingent deferred sales charge) B	9.32%	0.40%	3.61%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Diversified International Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Bower, Portfolio Manager of Fidelity AdvisorSM Diversified International Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 11.17%, 10.88%, 10.34% and 10.32%, respectively (excluding sales charges), outperforming the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund was helped most by strong security selection in the consumer discretionary, materials, health care, technology and financials groups. In terms of countries, my picks in Germany were particularly productive, while underweighting Japan and overweighting China also aided results. Individual investments that contributed included Danish pharmaceutical company Novo Nordisk, German automakers Volkswagen - not held at period end - and BMW, two out-of-benchmark positions - Chinese Internet search provider Baidu and Taiwanese smart phone manufacturer HTC - German medical equipment company Fresenius and French holding company PPR. Conversely, underweighting industrials hurt, as did overweighting energy. Geographically, unfavorable stock selection in the United Kingdom and China curtailed results. At the issuer level, detractors included energy companies Transocean - not part of the benchmark - and BP, Spanish telecommunications company Telefonica, an out-of-benchmark investment in Canadian energy firm Petrobank Energy & Resources and French insurance company AXA.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.33%
Actual		$ 1,000.00	$ 1,064.00	$ 6.92
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 1,062.50	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.08%
Actual		$ 1,000.00	$ 1,059.70	$ 10.80
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.07%
Actual		$ 1,000.00	$ 1,059.50	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.77	$ 10.51
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,065.70	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.9	2.1
Nestle SA (Switzerland, Food Products)	2.3	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	1.0
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	1.5
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	1.7	1.4
	10.8
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	21.0
Consumer Discretionary	15.6	11.2
Energy	11.4	10.8
Materials	10.2	9.3
Information Technology	9.5	10.1
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.0	18.2
Japan	11.9	14.9
United States of America	7.6	7.1
Germany	7.6	7.1
Switzerland	7.2	7.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 97.7%	Stocks 96.8%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 3.2%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
Australia - 3.1%
AMP Ltd.	1,750,898	$ 9,160
BHP Billiton Ltd. sponsored ADR (d)	781,400	64,536
Newcrest Mining Ltd.	793,987	31,082
QBE Insurance Group Ltd.	460,000	7,742
Westfield Group unit	550,000	6,670
TOTAL AUSTRALIA		119,190
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	5,536,682	23,232
Bailiwick of Jersey - 1.7%
Experian PLC	1,858,400	21,601
Randgold Resources Ltd. sponsored ADR	100,000	9,392
Shire PLC	253,700	5,953
United Business Media Ltd.	1,000,000	10,542
WPP PLC	1,657,434	19,258
TOTAL BAILIWICK OF JERSEY		66,746
Belgium - 1.3%
Ageas	2,957,657	9,091
Anheuser-Busch InBev SA NV	647,963	40,604
TOTAL BELGIUM		49,695
Bermuda - 1.2%
Assured Guaranty Ltd.	434,900	8,285
Clear Media Ltd. (a)	16,000,000	9,557
Huabao International Holdings Ltd.	9,597,000	14,461
Li & Fung Ltd.	2,532,000	13,377
Sihuan Pharmaceutical Holdings Group Ltd.	188,000	137
TOTAL BERMUDA		45,817
Brazil - 1.7%
Banco do Brasil SA	625,000	12,161
Banco Santander (Brasil) SA ADR	590,000	8,496
BM&F Bovespa SA	1,325,000	11,099
Drogasil SA	275,000	6,956
Estacio Participacoes SA	279,000	4,167
Itau Unibanco Banco Multiplo SA ADR	450,600	11,067
Mills Estruturas e Servicos de Engenharia SA (a)	191,000	2,305
Souza Cruz Industria Comerico	100,000	5,138
Weg SA	136,900	1,768
TOTAL BRAZIL		63,157
Common Stocks - continued
	Shares	Value (000s)
Canada - 4.5%
Agnico-Eagle Mines Ltd. (Canada)	150,000	$ 11,633
Barrick Gold Corp.	170,000	8,187
Canadian Natural Resources Ltd.	445,000	16,200
Fairfax Financial Holdings Ltd. (sub. vtg.)	18,000	7,363
Goldcorp, Inc.	165,000	7,367
InterOil Corp. (a)(d)	65,000	4,627
Ivanhoe Mines Ltd. (a)	226,400	5,421
Loblaw Companies Ltd.	89,800	3,837
Niko Resources Ltd.	246,600	23,526
Open Text Corp. (a)	162,200	7,176
OZ Optics Ltd. unit (a)(f)	5,400	24
Painted Pony Petroleum Ltd. (a)(e)	170,900	1,176
Painted Pony Petroleum Ltd. Class A (a)	700,000	4,818
Petrobank Energy & Resources Ltd. (a)	670,000	26,665
Silver Wheaton Corp. (a)	245,700	7,063
Suncor Energy, Inc.	340,000	10,894
Talisman Energy, Inc.	920,000	16,679
Uranium One, Inc. (a)	2,355,000	9,629
TOTAL CANADA		172,285
Cayman Islands - 1.1%
BaWang International (Group) Holding Ltd.	1,732,000	728
Belle International Holdings Ltd.	1,052,000	1,900
Hengan International Group Co. Ltd.	1,180,000	11,113
Hengdeli Holdings Ltd.	33,848,000	18,777
Lijun International Pharmaceutical Holding Ltd.	7,710,000	2,646
Microport Scientific Corp.	152,000	155
Silver Base Group Holdings Ltd.	2,819,000	2,058
Want Want China Holdings Ltd.	4,036,000	3,723
TOTAL CAYMAN ISLANDS		41,100
China - 1.5%
Agricultural Bank of China (H Shares)	18,804,000	9,922
Baidu.com, Inc. sponsored ADR (a)	117,300	12,904
China Merchants Bank Co. Ltd. (H Shares)	8,336,500	23,661
Minth Group Ltd.	422,000	789
NetEase.com, Inc. sponsored ADR (a)	151,100	6,316
Tingyi (Cayman Islands) Holding Corp.	1,800,000	4,900
TOTAL CHINA		58,492
Denmark - 2.6%
Carlsberg AS Series B	222,400	24,319
Novo Nordisk AS Series B	503,627	52,872
Common Stocks - continued
	Shares	Value (000s)
Denmark - continued
Pandora A/S	118,200	$ 5,735
William Demant Holding AS (a)	200,000	14,991
TOTAL DENMARK		97,917
Finland - 0.2%
Nokia Corp. sponsored ADR	875,000	9,345
France - 6.9%
Accor SA	50,000	2,050
Alstom SA	77,071	3,889
Atos Origin SA (a)	165,300	7,642
AXA SA	1,039,600	18,921
BNP Paribas SA	415,900	30,411
Cap Gemini SA	223,000	11,374
Essilor International SA	207,928	13,882
Euler Hermes SA (a)	51,500	4,848
Iliad Group SA	90,000	10,131
LVMH Moet Hennessy - Louis Vuitton	213,735	33,487
Pernod-Ricard SA	89,000	7,890
PPR SA	169,000	27,701
Sanofi-Aventis sponsored ADR	566,500	19,890
Schneider Electric SA	83,121	11,797
Societe Generale Series A	459,400	27,503
Technip SA	149,900	12,596
Vallourec SA	179,276	18,602
TOTAL FRANCE		262,614
Germany - 6.2%
BASF AG	232,106	16,885
Bayerische Motoren Werke AG (BMW)	556,088	39,857
Daimler AG (United States) (a)	392,300	25,892
Deutsche Boerse AG	183,800	12,931
ElringKlinger AG	81,300	2,709
Fresenius Medical Care AG & Co. KGaA	285,300	18,170
Fresenius SE	251,500	22,190
HeidelbergCement AG	201,200	10,522
Linde AG	164,408	23,666
Metro AG	120,000	8,409
Munich Re Group	66,428	10,385
Rheinmetall AG	57,200	4,120
Siemens AG	360,000	41,116
TOTAL GERMANY		236,852
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 0.8%
AIA Group Ltd.	2,016,600	$ 5,997
Henderson Land Development Co. Ltd.	1,379,325	9,796
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	259,200	100
Swire Pacific Ltd. (A Shares)	537,000	7,621
Wharf Holdings Ltd.	1,204,000	7,906
TOTAL HONG KONG		31,420
India - 1.1%
GEI Industrial Systems Ltd.	100,000	464
HDFC Bank Ltd.	218,176	11,246
Housing Development Finance Corp. Ltd.	480,042	7,448
Infrastructure Development Finance Co. Ltd.	1,296,940	5,853
Larsen & Toubro Ltd.	97,989	4,483
Shriram Transport Finance Co. Ltd.	117,337	2,333
State Bank of India	118,494	8,422
TOTAL INDIA		40,249
Ireland - 0.4%
CRH PLC	553,600	9,560
Ingersoll-Rand Co. Ltd.	148,000	5,818
TOTAL IRELAND		15,378
Italy - 2.2%
Fiat SpA	1,481,200	25,062
Intesa Sanpaolo SpA	4,424,523	15,561
Mediaset SpA	1,372,400	10,121
Saipem SpA	745,000	33,100
TOTAL ITALY		83,844
Japan - 11.9%
Canon, Inc.	486,700	22,404
Denso Corp.	574,700	17,872
eAccess Ltd.	4,850	3,538
Fanuc Ltd.	60,000	8,686
Fast Retailing Co. Ltd.	83,100	10,885
Hikari Tsushin, Inc.	197,900	3,738
Honda Motor Co. Ltd. sponsored ADR	530,700	19,121
Itochu Corp.	994,700	8,718
Japan Tobacco, Inc.	6,756	20,989
JSR Corp.	510,000	8,829
Kakaku.com, Inc.	1,000	4,834
Keyence Corp.	55,500	13,759
Komatsu Ltd.	474,800	11,605
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Mazda Motor Corp.	3,743,000	$ 9,513
Miraca Holdings, Inc.	156,800	5,643
Mitsubishi Corp.	627,500	15,072
Mitsubishi UFJ Financial Group, Inc.	5,202,800	24,146
Mitsui & Co. Ltd.	1,430,500	22,498
Nintendo Co. Ltd.	51,600	13,370
Nippon Electric Glass Co. Ltd.	62,000	797
Nitori Holdings Co. Ltd.	48,900	4,302
NSK Ltd.	1,180,000	8,921
NTT DoCoMo, Inc.	4,700	7,923
ORIX Corp.	437,860	39,939
Rakuten, Inc.	21,226	16,354
Ricoh Co. Ltd.	560,000	7,834
ROHM Co. Ltd.	143,000	8,921
SOFTBANK CORP.	1,203,800	38,660
Sony Financial Holdings, Inc.	1,800	6,263
Start Today Co. Ltd.	2,636	8,199
Sumitomo Corp.	335,100	4,243
Sumitomo Mitsui Financial Group, Inc.	580,100	17,315
Tokyo Electron Ltd.	293,700	16,572
Toyota Motor Corp.	259,700	9,199
Yahoo! Japan Corp.	33,399	11,658
TOTAL JAPAN		452,320
Korea (South) - 1.5%
Amorepacific Corp.	11,767	10,883
NCsoft Corp.	47,096	10,366
Samsung Electronics Co. Ltd.	38,425	25,457
Shinhan Financial Group Co. Ltd.	255,670	9,902
TOTAL KOREA (SOUTH)		56,608
Luxembourg - 0.3%
SES SA FDR (France) unit	460,133	11,790
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	2,600,000	7,111
Netherlands - 3.3%
AEGON NV (a)	1,350,000	8,554
AerCap Holdings NV (a)	325,000	4,196
Gemalto NV	190,000	8,650
ING Groep NV sponsored ADR (a)	2,200,200	23,718
Koninklijke Ahold NV	580,056	8,015
Koninklijke KPN NV	1,083,162	18,086
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
Koninklijke Philips Electronics NV unit	766,000	$ 23,325
LyondellBasell Industries NV Class A (a)	292,400	7,854
Randstad Holdings NV (a)	228,171	10,858
Wolters Kluwer NV (Certificaten Van Aandelen)	580,300	13,198
TOTAL NETHERLANDS		126,454
Netherlands Antilles - 0.4%
Schlumberger Ltd.	212,800	14,873
Norway - 1.1%
DnB NOR ASA	1,334,600	18,313
Storebrand ASA (A Shares) (a)	600,000	4,363
Telenor ASA	1,296,000	20,891
TOTAL NORWAY		43,567
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	1,100,000	5,040
Russia - 0.2%
OJSC MMC Norilsk Nickel sponsored ADR	215,000	4,010
Uralkali JSC GDR (Reg. S)	80,000	1,980
TOTAL RUSSIA		5,990
South Africa - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	235,000	11,071
Clicks Group Ltd.	1,483,615	9,679
Impala Platinum Holdings Ltd.	132,500	3,745
Mr Price Group Ltd.	500,000	4,544
Naspers Ltd. Class N	73,200	3,844
Shoprite Holdings Ltd.	265,100	3,747
TOTAL SOUTH AFRICA		36,630
Spain - 4.1%
Banco Bilbao Vizcaya Argentaria SA	741,130	9,762
Banco Santander SA sponsored ADR (d)	4,425,000	56,684
Enagas SA	183,872	4,051
Gestevision Telecinco SA	388,000	4,949
Iberdrola SA	623,076	5,254
Inditex SA (d)	255,501	21,335
Prosegur Compania de Seguridad SA (Reg.)	201,900	12,097
Red Electrica Corporacion SA	145,000	7,283
Telefonica SA sponsored ADR (d)	420,700	34,136
TOTAL SPAIN		155,551
Common Stocks - continued
	Shares	Value (000s)
Sweden - 1.3%
Elekta AB (B Shares)	388,800	$ 14,710
H&M Hennes & Mauritz AB (B Shares)	628,621	22,147
Swedbank AB (A Shares) (a)	942,900	13,159
TOTAL SWEDEN		50,016
Switzerland - 7.2%
Clariant AG (Reg.) (a)	575,000	9,720
Kuehne & Nagel International AG	155,700	19,250
Lonza Group AG	66,205	5,794
Nestle SA	1,590,894	87,112
Novartis AG sponsored ADR	331,300	19,199
Roche Holding AG (participation certificate)	78,174	11,476
Sonova Holding AG Class B	95,606	11,072
Syngenta AG (Switzerland)	67,700	18,740
Transocean Ltd. (a)	290,000	18,374
UBS AG (a)	2,250,000	38,210
Zurich Financial Services AG	140,231	34,319
TOTAL SWITZERLAND		273,266
Taiwan - 1.0%
HTC Corp.	1,519,000	34,296
Taiwan Fertilizer Co. Ltd.	1,704,000	5,818
TOTAL TAIWAN		40,114
United Kingdom - 18.0%
Anglo American PLC (United Kingdom)	284,300	13,246
Associated British Foods PLC	552,200	9,263
Barclays PLC	3,725,000	16,367
BG Group PLC	1,189,544	23,165
BHP Billiton PLC	507,732	17,984
BP PLC sponsored ADR	1,950,000	79,619
Britvic PLC	510,100	3,942
Burberry Group PLC	773,100	12,622
Carphone Warehouse Group PLC	1,401,600	6,838
GlaxoSmithKline PLC	1,675,000	32,705
HSBC Holdings PLC sponsored ADR	1,090,900	56,847
Inchcape PLC (a)	2,155,000	12,039
Intertek Group PLC	527,100	15,665
ITV PLC (a)	9,345,700	10,219
Johnson Matthey PLC	199,600	6,121
Lloyds Banking Group PLC (a)	24,162,500	26,554
Misys PLC (a)	1,828,000	8,241
Next PLC	107,300	3,928
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Ocado Group PLC (a)(d)	761,000	$ 1,703
Pearson PLC	1,160,500	17,772
QinetiQ Group PLC	3,300,000	5,678
Reckitt Benckiser Group PLC	499,600	27,943
Rio Tinto PLC	384,600	24,977
Royal Dutch Shell PLC Class B	3,489,966	111,673
Sage Group PLC	2,741,500	11,833
Serco Group PLC	1,877,354	18,468
Standard Chartered PLC (United Kingdom)	415,857	12,029
TalkTalk Telecom Group PLC (a)	2,100,000	4,438
Tesco PLC	3,149,866	21,541
Vedanta Resources PLC	180,830	6,012
Vodafone Group PLC sponsored ADR	2,468,600	67,911
TOTAL UNITED KINGDOM		687,343
United States of America - 7.6%
Alliance Data Systems Corp. (a)	107,000	6,497
Anadarko Petroleum Corp.	296,700	18,268
Apple, Inc. (a)	77,200	23,227
AsiaInfo Holdings, Inc. (a)(d)	531,300	11,805
C. R. Bard, Inc.	120,000	9,974
CF Industries Holdings, Inc.	99,100	12,143
Chevron Corp.	120,000	9,913
Citigroup, Inc. (a)	1,950,000	8,132
eBay, Inc. (a)	335,000	9,986
Google, Inc. Class A (a)	44,600	27,339
Hewlett-Packard Co.	130,000	5,468
Illumina, Inc. (a)	129,800	7,049
Jacobs Engineering Group, Inc. (a)	104,200	4,023
JPMorgan Chase & Co.	187,600	7,059
Kulicke & Soffa Industries, Inc. (a)	700,000	4,354
Lear Corp. (a)	23,400	2,069
Medco Health Solutions, Inc. (a)	249,100	13,085
Morgan Stanley	293,000	7,287
Newmont Mining Corp.	125,000	7,609
Philip Morris International, Inc.	244,600	14,309
Regions Financial Corp.	925,900	5,833
SanDisk Corp. (a)	240,800	9,049
Schweitzer-Mauduit International, Inc.	150,000	9,627
The Walt Disney Co.	164,500	5,940
Virgin Media, Inc.	840,000	21,361
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Visa, Inc. Class A	155,000	$ 12,116
Wells Fargo & Co.	665,000	17,343
TOTAL UNITED STATES OF AMERICA		290,865
TOTAL COMMON STOCKS (Cost $3,136,793)		3,674,871
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
ProSiebenSat.1 Media AG	609,700	16,110
Volkswagen AG	242,500	36,442
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,378)		52,552
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 0.23% (b)	86,229,271	86,229
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	94,620,655	94,621
TOTAL MONEY MARKET FUNDS (Cost $180,850)		180,850
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $3,350,021)		3,908,273
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(93,312)
NET ASSETS - 100%		$ 3,814,961
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,176,000 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
OZ Optics Ltd. unit	8/18/00	$ 80
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 106
Fidelity Securities Lending Cash Central Fund	2,425
Total	$ 2,531
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 687,343	$ 439,311	$ 248,032	$ -
Japan	452,320	156,810	295,510	-
United States of America	290,865	290,865	-	-
Germany	289,404	230,118	59,286	-
Switzerland	273,266	216,316	56,950	-
France	262,614	262,614	-	-
Canada	172,285	172,261	-	24
Spain	155,551	145,789	9,762	-
Netherlands	126,454	117,900	8,554	-
Other	1,017,321	918,432	98,889	-
Money Market Funds	180,850	180,850	-	-
Total Investments in Securities:	$ 3,908,273	$ 3,131,266	$ 776,983	$ 24
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 25
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 24
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (1)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $3,277,388,000 of which $9,101,000 and $3,268,287,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $92,302) - See accompanying schedule: Unaffiliated issuers (cost $3,169,171)	$ 3,727,423
Fidelity Central Funds (cost $180,850)	180,850
Total Investments (cost $3,350,021)		$ 3,908,273
Foreign currency held at value (cost $1,356)		1,356
Receivable for investments sold		15,637
Receivable for fund shares sold		5,234
Dividends receivable		7,996
Distributions receivable from Fidelity Central Funds		34
Other receivables		426
Total assets		3,938,956

Liabilities
Payable for investments purchased	$ 13,747
Payable for fund shares redeemed	8,530
Accrued management fee	2,267
Distribution and service plan fees payable	1,015
Other affiliated payables	950
Other payables and accrued expenses	2,865
Collateral on securities loaned, at value	94,621
Total liabilities		123,995

Net Assets		$ 3,814,961
Net Assets consist of:
Paid in capital		$ 6,528,597
Undistributed net investment income		32,132
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,301,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		555,945
Net Assets		$ 3,814,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,302,101 ÷ 83,315 shares)	$ 15.63

Maximum offering price per share (100/94.25 of $15.63)	$ 16.58
Class T: Net Asset Value and redemption price per share ($621,485 ÷ 40,162 shares)	$ 15.47

Maximum offering price per share (100/96.50 of $15.47)	$ 16.03
Class B: Net Asset Value and offering price per share ($156,970 ÷ 10,529 shares)A	$ 14.91

Class C: Net Asset Value and offering price per share ($418,670 ÷ 27,997 shares)A	$ 14.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,315,735 ÷ 82,766 shares)	$ 15.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 100,146
Interest		3
Income from Fidelity Central Funds		2,531
Income before foreign taxes withheld		102,680
Less foreign taxes withheld		(8,513)
Total income		94,167

Expenses
Management fee	$ 29,779
Transfer agent fees	11,057
Distribution and service plan fees	13,361
Accounting and security lending fees	1,560
Custodian fees and expenses	809
Independent trustees' compensation	24
Registration fees	139
Audit	111
Legal	25
Interest	3
Miscellaneous	67
Total expenses before reductions	56,935
Expense reductions	(967)	55,968
Net investment income (loss)		38,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,740)	466,839
Foreign currency transactions	(1,542)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		465,302
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,466)	(92,828)
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		(92,787)
Net gain (loss)		372,515
Net increase (decrease) in net assets resulting from operations		$ 410,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,199	$ 66,036
Net realized gain (loss)	465,302	(3,113,043)
Change in net unrealized appreciation (depreciation)	(92,787)	3,684,384
Net increase (decrease) in net assets resulting from operations	410,714	637,377
Distributions to shareholders from net investment income	(59,773)	(208,554)
Distributions to shareholders from net realized gain	(3,252)	-
Total distributions	(63,025)	(208,554)
Share transactions - net increase (decrease)	(1,259,295)	(1,890,462)
Redemption fees	104	327
Total increase (decrease) in net assets	(911,502)	(1,461,312)

Net Assets
Beginning of period	4,726,463	6,187,775
End of period (including undistributed net investment income of $32,132 and undistributed net investment income of $53,494, respectively)	$ 3,814,961	$ 4,726,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 12.57	$ 26.62	$ 23.42	$ 20.30
Income from Investment Operations
Net investment income (loss) C	.14	.17	.36	.31	.30
Net realized and unrealized gain (loss)	1.44	1.96	(11.15)	4.69	3.91
Total from investment operations	1.58	2.13	(10.79)	5.00	4.21
Distributions from net investment income	(.19)	(.45)	(.24)	(.23)	(.14)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.20)	(.45)	(3.26)	(1.80)	(1.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.63	$ 14.25	$ 12.57	$ 26.62	$ 23.42
Total Return A, B	11.17%	18.16%	(45.95)%	22.76%	21.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.34%	1.26%	1.25%	1.26%
Expenses net of fee waivers, if any	1.32%	1.34%	1.26%	1.25%	1.26%
Expenses net of all reductions	1.30%	1.31%	1.22%	1.21%	1.20%
Net investment income (loss)	.95%	1.43%	1.80%	1.26%	1.33%
Supplemental Data
Net assets, end of period (in millions)	$ 1,302	$ 1,662	$ 2,004	$ 5,774	$ 4,694
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 12.42	$ 26.30	$ 23.17	$ 20.12
Income from Investment Operations
Net investment income (loss) C	.10	.14	.31	.25	.25
Net realized and unrealized gain (loss)	1.43	1.94	(11.01)	4.63	3.89
Total from investment operations	1.53	2.08	(10.70)	4.88	4.14
Distributions from net investment income	(.16)	(.39)	(.16)	(.18)	(.14)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.17)	(.39)	(3.18)	(1.75)	(1.09)
Redempti on fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.47	$ 14.11	$ 12.42	$ 26.30	$ 23.17
Total Return A, B	10.88%	17.84%	(46.04)%	22.43%	21.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.55%	1.58%	1.49%	1.47%	1.48%
Expenses net of fee waivers, if any	1.55%	1.58%	1.49%	1.47%	1.48%
Expenses net of all reductions	1.53%	1.55%	1.44%	1.43%	1.42%
Net investment income (loss)	.71%	1.19%	1.57%	1.04%	1.12%
Supplemental Data
Net assets, end of period (in millions)	$ 621	$ 832	$ 1,110	$ 3,569	$ 3,609
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 11.95	$ 25.44	$ 22.46	$ 19.60
Income from Investment Operations
Net investment income (loss) C	.02	.08	.18	.10	.10
Net realized and unrealized gain (loss)	1.38	1.88	(10.62)	4.50	3.79
Total from investment operations	1.40	1.96	(10.44)	4.60	3.89
Distributions from net investment income	(.09)	(.30)	(.03)	(.05)	(.08)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.10)	(.30)	(3.05)	(1.62)	(1.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.61	$ 11.95	$ 25.44	$ 22.46
Total Return A, B	10.34%	17.25%	(46.39)%	21.73%	20.55%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.10%	2.08%	2.08%	2.12%
Expenses net of fee waivers, if any	2.09%	2.10%	2.08%	2.08%	2.12%
Expenses net of all reductions	2.07%	2.07%	2.04%	2.04%	2.06%
Net investment income (loss)	.18%	.67%	.97%	.42%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 157	$ 191	$ 221	$ 559	$ 508
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.65	$ 11.98	$ 25.50	$ 22.53	$ 19.65
Income from Investment Operations
Net investment income (loss) C	.03	.08	.20	.12	.12
Net realized and unrealized gain (loss)	1.38	1.89	(10.64)	4.50	3.79
Total from investment operations	1.41	1.97	(10.44)	4.62	3.91
Distributions from net investment income	(.10)	(.30)	(.06)	(.08)	(.08)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.11)	(.30)	(3.08)	(1.65)	(1.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.95	$ 13.65	$ 11.98	$ 25.50	$ 22.53
Total Return A, B	10.32%	17.24%	(46.33)%	21.81%	20.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.06%	2.09%	2.01%	2.00%	2.02%
Expenses net of fee waivers, if any	2.06%	2.09%	2.01%	2.00%	2.02%
Expenses net of all reductions	2.04%	2.06%	1.97%	1.96%	1.96%
Net investment income (loss)	.21%	.68%	1.04%	.51%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 419	$ 502	$ 618	$ 1,673	$ 1,395
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.48	$ 12.81	$ 27.06	$ 23.78	$ 20.56
Income from Investment Operations
Net investment income (loss) B	.19	.21	.41	.38	.37
Net realized and unrealized gain (loss)	1.47	1.98	(11.34)	4.76	3.98
Total from investment operations	1.66	2.19	(10.93)	5.14	4.35
Distributions from net investment income	(.23)	(.52)	(.30)	(.29)	(.18)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.24)	(.52)	(3.32)	(1.86)	(1.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.90	$ 14.48	$ 12.81	$ 27.06	$ 23.78
Total Return A	11.55%	18.45%	(45.79)%	23.07%	21.96%
Ratios to Average Net Assets C, E
Expenses before reductions	.99%	1.07%	.99%	.98%	.97%
Expenses net of fee waivers, if any	.99%	1.07%	.99%	.98%	.97%
Expenses net of all reductions	.97%	1.04%	.94%	.94%	.92%
Net investment income (loss)	1.28%	1.70%	2.07%	1.53%	1.62%
Supplemental Data
Net assets, end of period (in millions)	$ 1,316	$ 1,540	$ 2,235	$ 5,266	$ 4,220
Portfolio turnover rate D	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 710,165
Gross unrealized depreciation	(183,888)
Net unrealized appreciation (depreciation)	$ 526,277

Tax Cost	$ 3,381,996

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,837
Capital loss carryforward	$ (3,277,388)
Net unrealized appreciation (depreciation)	$ 526,592

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 63,025	$ 208,554

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,397,518 and $3,656,002, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,603	$ 32
Class T	.25%	.25%	3,542	-
Class B	.75%	.25%	1,713	1,286
Class C	.75%	.25%	4,503	192
			$ 13,361	$ 1,510

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 144
Class T	40
Class B*	365
Class C*	16
$ 565

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,244.29
Class T	1,969.28
Class B	537.31
Class C	1,270.28
Institutional Class	3,037.21
	$ 11,057

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,419.46%		$ 3

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for

Annual Report

8. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,425. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $967 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 21,908	$ 68,117
Class T	9,175	33,086
Class B	1,280	5,353
Class C	3,424	14,560
Institutional Class	23,986	87,438
Total	$ 59,773	$ 208,554
From net realized gain
Class A	$ 1,135	$ -
Class T	581	-
Class B	138	-
Class C	360	-
Institutional Class	1,038	-
Total	$ 3,252	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	11,857	21,418	$ 171,401	$ 253,623
Reinvestment of distributions	1,361	5,430	20,356	57,665
Shares redeemed	(46,493)	(69,599)	(670,244)	(816,403)
Net increase (decrease)	(33,275)	(42,751)	$ (478,487)	$ (505,115)
Class T
Shares sold	5,521	8,679	$ 79,294	$ 101,272
Reinvestment of distributions	636	2,991	9,432	31,524
Shares redeemed	(24,938)	(42,114)	(355,762)	(489,737)
Net increase (decrease)	(18,781)	(30,444)	$ (267,036)	$ (356,941)
Class B
Shares sold	579	830	$ 8,025	$ 9,528
Reinvestment of distributions	88	460	1,270	4,698
Shares redeemed	(4,186)	(5,692)	(57,671)	(63,258)
Net increase (decrease)	(3,519)	(4,402)	$ (48,376)	$ (49,032)
Class C
Shares sold	1,779	2,588	$ 24,719	$ 29,408
Reinvestment of distributions	201	1,031	2,898	10,558
Shares redeemed	(10,773)	(18,446)	(148,900)	(204,594)
Net increase (decrease)	(8,793)	(14,827)	$ (121,283)	$ (164,628)
Institutional Class
Shares sold	22,171	29,717	$ 322,782	$ 339,054
Reinvestment of distributions	1,330	5,968	20,174	64,270
Shares redeemed	(47,045)	(103,818)	(687,069)	(1,218,070)
Net increase (decrease)	(23,544)	(68,133)	$ (344,113)	$ (814,746)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.141	$0.034
Class T	12/06/10	12/03/10	$0.106	$0.034
Class B	12/06/10	12/03/10	$0.042	$0.034
Class C	12/06/10	12/03/10	$0.049	$0.034

Class A, Class T, Class B, and Class C designate 100%, of each dividend distributed in December 2009, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.231	$0.0282
Class T	12/07/09	$0.196	$0.0282
Class B	12/07/09	$0.131	$0.0282
Class C	12/07/09	$0.133	$0.0282

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
Company (Hong Kong) Limited

Fidelity Management & Research
Company (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIF-UANN-1210
1.784735.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor SM

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	11.55%	1.46%	4.74%

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Diversified International Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI ® EAFE® (Europe, Australia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Bower, Portfolio Manager of Fidelity AdvisorSM Diversified International Fund: For the year, the fund's Institutional Class shares gained 11.55%, outperforming the 8.49% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. The fund was helped most by strong security selection in the consumer discretionary, materials, health care, technology and financials groups. In terms of countries, my picks in Germany were particularly productive, while underweighting Japan and overweighting China also aided results. Individual investments that contributed included Danish pharmaceutical company Novo Nordisk, German automakers Volkswagen - not held at period end - and BMW, two out-of-benchmark positions - Chinese Internet search provider Baidu and Taiwanese smart phone manufacturer HTC - German medical equipment company Fresenius and French holding company PPR. Conversely, underweighting industrials hurt, as did overweighting energy. Geographically, unfavorable stock selection in the United Kingdom and China curtailed results. At the issuer level, detractors included energy companies Transocean - not part of the benchmark - and BP, Spanish telecommunications company Telefonica, an out-of-benchmark investment in Canadian energy firm Petrobank Energy & Resources and French insurance company AXA.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.33%
Actual		$ 1,000.00	$ 1,064.00	$ 6.92
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 1,062.50	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.08%
Actual		$ 1,000.00	$ 1,059.70	$ 10.80
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.07%
Actual		$ 1,000.00	$ 1,059.50	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.77	$ 10.51
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,065.70	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.9	2.1
Nestle SA (Switzerland, Food Products)	2.3	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	1.0
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	1.5
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	1.7	1.4
	10.8
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	21.0
Consumer Discretionary	15.6	11.2
Energy	11.4	10.8
Materials	10.2	9.3
Information Technology	9.5	10.1
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.0	18.2
Japan	11.9	14.9
United States of America	7.6	7.1
Germany	7.6	7.1
Switzerland	7.2	7.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 97.7%	Stocks 96.8%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 3.2%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
Australia - 3.1%
AMP Ltd.	1,750,898	$ 9,160
BHP Billiton Ltd. sponsored ADR (d)	781,400	64,536
Newcrest Mining Ltd.	793,987	31,082
QBE Insurance Group Ltd.	460,000	7,742
Westfield Group unit	550,000	6,670
TOTAL AUSTRALIA		119,190
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	5,536,682	23,232
Bailiwick of Jersey - 1.7%
Experian PLC	1,858,400	21,601
Randgold Resources Ltd. sponsored ADR	100,000	9,392
Shire PLC	253,700	5,953
United Business Media Ltd.	1,000,000	10,542
WPP PLC	1,657,434	19,258
TOTAL BAILIWICK OF JERSEY		66,746
Belgium - 1.3%
Ageas	2,957,657	9,091
Anheuser-Busch InBev SA NV	647,963	40,604
TOTAL BELGIUM		49,695
Bermuda - 1.2%
Assured Guaranty Ltd.	434,900	8,285
Clear Media Ltd. (a)	16,000,000	9,557
Huabao International Holdings Ltd.	9,597,000	14,461
Li & Fung Ltd.	2,532,000	13,377
Sihuan Pharmaceutical Holdings Group Ltd.	188,000	137
TOTAL BERMUDA		45,817
Brazil - 1.7%
Banco do Brasil SA	625,000	12,161
Banco Santander (Brasil) SA ADR	590,000	8,496
BM&F Bovespa SA	1,325,000	11,099
Drogasil SA	275,000	6,956
Estacio Participacoes SA	279,000	4,167
Itau Unibanco Banco Multiplo SA ADR	450,600	11,067
Mills Estruturas e Servicos de Engenharia SA (a)	191,000	2,305
Souza Cruz Industria Comerico	100,000	5,138
Weg SA	136,900	1,768
TOTAL BRAZIL		63,157
Common Stocks - continued
	Shares	Value (000s)
Canada - 4.5%
Agnico-Eagle Mines Ltd. (Canada)	150,000	$ 11,633
Barrick Gold Corp.	170,000	8,187
Canadian Natural Resources Ltd.	445,000	16,200
Fairfax Financial Holdings Ltd. (sub. vtg.)	18,000	7,363
Goldcorp, Inc.	165,000	7,367
InterOil Corp. (a)(d)	65,000	4,627
Ivanhoe Mines Ltd. (a)	226,400	5,421
Loblaw Companies Ltd.	89,800	3,837
Niko Resources Ltd.	246,600	23,526
Open Text Corp. (a)	162,200	7,176
OZ Optics Ltd. unit (a)(f)	5,400	24
Painted Pony Petroleum Ltd. (a)(e)	170,900	1,176
Painted Pony Petroleum Ltd. Class A (a)	700,000	4,818
Petrobank Energy & Resources Ltd. (a)	670,000	26,665
Silver Wheaton Corp. (a)	245,700	7,063
Suncor Energy, Inc.	340,000	10,894
Talisman Energy, Inc.	920,000	16,679
Uranium One, Inc. (a)	2,355,000	9,629
TOTAL CANADA		172,285
Cayman Islands - 1.1%
BaWang International (Group) Holding Ltd.	1,732,000	728
Belle International Holdings Ltd.	1,052,000	1,900
Hengan International Group Co. Ltd.	1,180,000	11,113
Hengdeli Holdings Ltd.	33,848,000	18,777
Lijun International Pharmaceutical Holding Ltd.	7,710,000	2,646
Microport Scientific Corp.	152,000	155
Silver Base Group Holdings Ltd.	2,819,000	2,058
Want Want China Holdings Ltd.	4,036,000	3,723
TOTAL CAYMAN ISLANDS		41,100
China - 1.5%
Agricultural Bank of China (H Shares)	18,804,000	9,922
Baidu.com, Inc. sponsored ADR (a)	117,300	12,904
China Merchants Bank Co. Ltd. (H Shares)	8,336,500	23,661
Minth Group Ltd.	422,000	789
NetEase.com, Inc. sponsored ADR (a)	151,100	6,316
Tingyi (Cayman Islands) Holding Corp.	1,800,000	4,900
TOTAL CHINA		58,492
Denmark - 2.6%
Carlsberg AS Series B	222,400	24,319
Novo Nordisk AS Series B	503,627	52,872
Common Stocks - continued
	Shares	Value (000s)
Denmark - continued
Pandora A/S	118,200	$ 5,735
William Demant Holding AS (a)	200,000	14,991
TOTAL DENMARK		97,917
Finland - 0.2%
Nokia Corp. sponsored ADR	875,000	9,345
France - 6.9%
Accor SA	50,000	2,050
Alstom SA	77,071	3,889
Atos Origin SA (a)	165,300	7,642
AXA SA	1,039,600	18,921
BNP Paribas SA	415,900	30,411
Cap Gemini SA	223,000	11,374
Essilor International SA	207,928	13,882
Euler Hermes SA (a)	51,500	4,848
Iliad Group SA	90,000	10,131
LVMH Moet Hennessy - Louis Vuitton	213,735	33,487
Pernod-Ricard SA	89,000	7,890
PPR SA	169,000	27,701
Sanofi-Aventis sponsored ADR	566,500	19,890
Schneider Electric SA	83,121	11,797
Societe Generale Series A	459,400	27,503
Technip SA	149,900	12,596
Vallourec SA	179,276	18,602
TOTAL FRANCE		262,614
Germany - 6.2%
BASF AG	232,106	16,885
Bayerische Motoren Werke AG (BMW)	556,088	39,857
Daimler AG (United States) (a)	392,300	25,892
Deutsche Boerse AG	183,800	12,931
ElringKlinger AG	81,300	2,709
Fresenius Medical Care AG & Co. KGaA	285,300	18,170
Fresenius SE	251,500	22,190
HeidelbergCement AG	201,200	10,522
Linde AG	164,408	23,666
Metro AG	120,000	8,409
Munich Re Group	66,428	10,385
Rheinmetall AG	57,200	4,120
Siemens AG	360,000	41,116
TOTAL GERMANY		236,852
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 0.8%
AIA Group Ltd.	2,016,600	$ 5,997
Henderson Land Development Co. Ltd.	1,379,325	9,796
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	259,200	100
Swire Pacific Ltd. (A Shares)	537,000	7,621
Wharf Holdings Ltd.	1,204,000	7,906
TOTAL HONG KONG		31,420
India - 1.1%
GEI Industrial Systems Ltd.	100,000	464
HDFC Bank Ltd.	218,176	11,246
Housing Development Finance Corp. Ltd.	480,042	7,448
Infrastructure Development Finance Co. Ltd.	1,296,940	5,853
Larsen & Toubro Ltd.	97,989	4,483
Shriram Transport Finance Co. Ltd.	117,337	2,333
State Bank of India	118,494	8,422
TOTAL INDIA		40,249
Ireland - 0.4%
CRH PLC	553,600	9,560
Ingersoll-Rand Co. Ltd.	148,000	5,818
TOTAL IRELAND		15,378
Italy - 2.2%
Fiat SpA	1,481,200	25,062
Intesa Sanpaolo SpA	4,424,523	15,561
Mediaset SpA	1,372,400	10,121
Saipem SpA	745,000	33,100
TOTAL ITALY		83,844
Japan - 11.9%
Canon, Inc.	486,700	22,404
Denso Corp.	574,700	17,872
eAccess Ltd.	4,850	3,538
Fanuc Ltd.	60,000	8,686
Fast Retailing Co. Ltd.	83,100	10,885
Hikari Tsushin, Inc.	197,900	3,738
Honda Motor Co. Ltd. sponsored ADR	530,700	19,121
Itochu Corp.	994,700	8,718
Japan Tobacco, Inc.	6,756	20,989
JSR Corp.	510,000	8,829
Kakaku.com, Inc.	1,000	4,834
Keyence Corp.	55,500	13,759
Komatsu Ltd.	474,800	11,605
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Mazda Motor Corp.	3,743,000	$ 9,513
Miraca Holdings, Inc.	156,800	5,643
Mitsubishi Corp.	627,500	15,072
Mitsubishi UFJ Financial Group, Inc.	5,202,800	24,146
Mitsui & Co. Ltd.	1,430,500	22,498
Nintendo Co. Ltd.	51,600	13,370
Nippon Electric Glass Co. Ltd.	62,000	797
Nitori Holdings Co. Ltd.	48,900	4,302
NSK Ltd.	1,180,000	8,921
NTT DoCoMo, Inc.	4,700	7,923
ORIX Corp.	437,860	39,939
Rakuten, Inc.	21,226	16,354
Ricoh Co. Ltd.	560,000	7,834
ROHM Co. Ltd.	143,000	8,921
SOFTBANK CORP.	1,203,800	38,660
Sony Financial Holdings, Inc.	1,800	6,263
Start Today Co. Ltd.	2,636	8,199
Sumitomo Corp.	335,100	4,243
Sumitomo Mitsui Financial Group, Inc.	580,100	17,315
Tokyo Electron Ltd.	293,700	16,572
Toyota Motor Corp.	259,700	9,199
Yahoo! Japan Corp.	33,399	11,658
TOTAL JAPAN		452,320
Korea (South) - 1.5%
Amorepacific Corp.	11,767	10,883
NCsoft Corp.	47,096	10,366
Samsung Electronics Co. Ltd.	38,425	25,457
Shinhan Financial Group Co. Ltd.	255,670	9,902
TOTAL KOREA (SOUTH)		56,608
Luxembourg - 0.3%
SES SA FDR (France) unit	460,133	11,790
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	2,600,000	7,111
Netherlands - 3.3%
AEGON NV (a)	1,350,000	8,554
AerCap Holdings NV (a)	325,000	4,196
Gemalto NV	190,000	8,650
ING Groep NV sponsored ADR (a)	2,200,200	23,718
Koninklijke Ahold NV	580,056	8,015
Koninklijke KPN NV	1,083,162	18,086
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
Koninklijke Philips Electronics NV unit	766,000	$ 23,325
LyondellBasell Industries NV Class A (a)	292,400	7,854
Randstad Holdings NV (a)	228,171	10,858
Wolters Kluwer NV (Certificaten Van Aandelen)	580,300	13,198
TOTAL NETHERLANDS		126,454
Netherlands Antilles - 0.4%
Schlumberger Ltd.	212,800	14,873
Norway - 1.1%
DnB NOR ASA	1,334,600	18,313
Storebrand ASA (A Shares) (a)	600,000	4,363
Telenor ASA	1,296,000	20,891
TOTAL NORWAY		43,567
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	1,100,000	5,040
Russia - 0.2%
OJSC MMC Norilsk Nickel sponsored ADR	215,000	4,010
Uralkali JSC GDR (Reg. S)	80,000	1,980
TOTAL RUSSIA		5,990
South Africa - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	235,000	11,071
Clicks Group Ltd.	1,483,615	9,679
Impala Platinum Holdings Ltd.	132,500	3,745
Mr Price Group Ltd.	500,000	4,544
Naspers Ltd. Class N	73,200	3,844
Shoprite Holdings Ltd.	265,100	3,747
TOTAL SOUTH AFRICA		36,630
Spain - 4.1%
Banco Bilbao Vizcaya Argentaria SA	741,130	9,762
Banco Santander SA sponsored ADR (d)	4,425,000	56,684
Enagas SA	183,872	4,051
Gestevision Telecinco SA	388,000	4,949
Iberdrola SA	623,076	5,254
Inditex SA (d)	255,501	21,335
Prosegur Compania de Seguridad SA (Reg.)	201,900	12,097
Red Electrica Corporacion SA	145,000	7,283
Telefonica SA sponsored ADR (d)	420,700	34,136
TOTAL SPAIN		155,551
Common Stocks - continued
	Shares	Value (000s)
Sweden - 1.3%
Elekta AB (B Shares)	388,800	$ 14,710
H&M Hennes & Mauritz AB (B Shares)	628,621	22,147
Swedbank AB (A Shares) (a)	942,900	13,159
TOTAL SWEDEN		50,016
Switzerland - 7.2%
Clariant AG (Reg.) (a)	575,000	9,720
Kuehne & Nagel International AG	155,700	19,250
Lonza Group AG	66,205	5,794
Nestle SA	1,590,894	87,112
Novartis AG sponsored ADR	331,300	19,199
Roche Holding AG (participation certificate)	78,174	11,476
Sonova Holding AG Class B	95,606	11,072
Syngenta AG (Switzerland)	67,700	18,740
Transocean Ltd. (a)	290,000	18,374
UBS AG (a)	2,250,000	38,210
Zurich Financial Services AG	140,231	34,319
TOTAL SWITZERLAND		273,266
Taiwan - 1.0%
HTC Corp.	1,519,000	34,296
Taiwan Fertilizer Co. Ltd.	1,704,000	5,818
TOTAL TAIWAN		40,114
United Kingdom - 18.0%
Anglo American PLC (United Kingdom)	284,300	13,246
Associated British Foods PLC	552,200	9,263
Barclays PLC	3,725,000	16,367
BG Group PLC	1,189,544	23,165
BHP Billiton PLC	507,732	17,984
BP PLC sponsored ADR	1,950,000	79,619
Britvic PLC	510,100	3,942
Burberry Group PLC	773,100	12,622
Carphone Warehouse Group PLC	1,401,600	6,838
GlaxoSmithKline PLC	1,675,000	32,705
HSBC Holdings PLC sponsored ADR	1,090,900	56,847
Inchcape PLC (a)	2,155,000	12,039
Intertek Group PLC	527,100	15,665
ITV PLC (a)	9,345,700	10,219
Johnson Matthey PLC	199,600	6,121
Lloyds Banking Group PLC (a)	24,162,500	26,554
Misys PLC (a)	1,828,000	8,241
Next PLC	107,300	3,928
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Ocado Group PLC (a)(d)	761,000	$ 1,703
Pearson PLC	1,160,500	17,772
QinetiQ Group PLC	3,300,000	5,678
Reckitt Benckiser Group PLC	499,600	27,943
Rio Tinto PLC	384,600	24,977
Royal Dutch Shell PLC Class B	3,489,966	111,673
Sage Group PLC	2,741,500	11,833
Serco Group PLC	1,877,354	18,468
Standard Chartered PLC (United Kingdom)	415,857	12,029
TalkTalk Telecom Group PLC (a)	2,100,000	4,438
Tesco PLC	3,149,866	21,541
Vedanta Resources PLC	180,830	6,012
Vodafone Group PLC sponsored ADR	2,468,600	67,911
TOTAL UNITED KINGDOM		687,343
United States of America - 7.6%
Alliance Data Systems Corp. (a)	107,000	6,497
Anadarko Petroleum Corp.	296,700	18,268
Apple, Inc. (a)	77,200	23,227
AsiaInfo Holdings, Inc. (a)(d)	531,300	11,805
C. R. Bard, Inc.	120,000	9,974
CF Industries Holdings, Inc.	99,100	12,143
Chevron Corp.	120,000	9,913
Citigroup, Inc. (a)	1,950,000	8,132
eBay, Inc. (a)	335,000	9,986
Google, Inc. Class A (a)	44,600	27,339
Hewlett-Packard Co.	130,000	5,468
Illumina, Inc. (a)	129,800	7,049
Jacobs Engineering Group, Inc. (a)	104,200	4,023
JPMorgan Chase & Co.	187,600	7,059
Kulicke & Soffa Industries, Inc. (a)	700,000	4,354
Lear Corp. (a)	23,400	2,069
Medco Health Solutions, Inc. (a)	249,100	13,085
Morgan Stanley	293,000	7,287
Newmont Mining Corp.	125,000	7,609
Philip Morris International, Inc.	244,600	14,309
Regions Financial Corp.	925,900	5,833
SanDisk Corp. (a)	240,800	9,049
Schweitzer-Mauduit International, Inc.	150,000	9,627
The Walt Disney Co.	164,500	5,940
Virgin Media, Inc.	840,000	21,361
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Visa, Inc. Class A	155,000	$ 12,116
Wells Fargo & Co.	665,000	17,343
TOTAL UNITED STATES OF AMERICA		290,865
TOTAL COMMON STOCKS (Cost $3,136,793)		3,674,871
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
ProSiebenSat.1 Media AG	609,700	16,110
Volkswagen AG	242,500	36,442
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,378)		52,552
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 0.23% (b)	86,229,271	86,229
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	94,620,655	94,621
TOTAL MONEY MARKET FUNDS (Cost $180,850)		180,850
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $3,350,021)		3,908,273
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(93,312)
NET ASSETS - 100%		$ 3,814,961
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,176,000 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
OZ Optics Ltd. unit	8/18/00	$ 80
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 106
Fidelity Securities Lending Cash Central Fund	2,425
Total	$ 2,531
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 687,343	$ 439,311	$ 248,032	$ -
Japan	452,320	156,810	295,510	-
United States of America	290,865	290,865	-	-
Germany	289,404	230,118	59,286	-
Switzerland	273,266	216,316	56,950	-
France	262,614	262,614	-	-
Canada	172,285	172,261	-	24
Spain	155,551	145,789	9,762	-
Netherlands	126,454	117,900	8,554	-
Other	1,017,321	918,432	98,889	-
Money Market Funds	180,850	180,850	-	-
Total Investments in Securities:	$ 3,908,273	$ 3,131,266	$ 776,983	$ 24
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 25
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 24
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (1)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $3,277,388,000 of which $9,101,000 and $3,268,287,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $92,302) - See accompanying schedule: Unaffiliated issuers (cost $3,169,171)	$ 3,727,423
Fidelity Central Funds (cost $180,850)	180,850
Total Investments (cost $3,350,021)		$ 3,908,273
Foreign currency held at value (cost $1,356)		1,356
Receivable for investments sold		15,637
Receivable for fund shares sold		5,234
Dividends receivable		7,996
Distributions receivable from Fidelity Central Funds		34
Other receivables		426
Total assets		3,938,956

Liabilities
Payable for investments purchased	$ 13,747
Payable for fund shares redeemed	8,530
Accrued management fee	2,267
Distribution and service plan fees payable	1,015
Other affiliated payables	950
Other payables and accrued expenses	2,865
Collateral on securities loaned, at value	94,621
Total liabilities		123,995

Net Assets		$ 3,814,961
Net Assets consist of:
Paid in capital		$ 6,528,597
Undistributed net investment income		32,132
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,301,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		555,945
Net Assets		$ 3,814,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,302,101 ÷ 83,315 shares)	$ 15.63

Maximum offering price per share (100/94.25 of $15.63)	$ 16.58
Class T: Net Asset Value and redemption price per share ($621,485 ÷ 40,162 shares)	$ 15.47

Maximum offering price per share (100/96.50 of $15.47)	$ 16.03
Class B: Net Asset Value and offering price per share ($156,970 ÷ 10,529 shares)A	$ 14.91

Class C: Net Asset Value and offering price per share ($418,670 ÷ 27,997 shares)A	$ 14.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,315,735 ÷ 82,766 shares)	$ 15.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 100,146
Interest		3
Income from Fidelity Central Funds		2,531
Income before foreign taxes withheld		102,680
Less foreign taxes withheld		(8,513)
Total income		94,167

Expenses
Management fee	$ 29,779
Transfer agent fees	11,057
Distribution and service plan fees	13,361
Accounting and security lending fees	1,560
Custodian fees and expenses	809
Independent trustees' compensation	24
Registration fees	139
Audit	111
Legal	25
Interest	3
Miscellaneous	67
Total expenses before reductions	56,935
Expense reductions	(967)	55,968
Net investment income (loss)		38,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,740)	466,839
Foreign currency transactions	(1,542)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		465,302
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,466)	(92,828)
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		(92,787)
Net gain (loss)		372,515
Net increase (decrease) in net assets resulting from operations		$ 410,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,199	$ 66,036
Net realized gain (loss)	465,302	(3,113,043)
Change in net unrealized appreciation (depreciation)	(92,787)	3,684,384
Net increase (decrease) in net assets resulting from operations	410,714	637,377
Distributions to shareholders from net investment income	(59,773)	(208,554)
Distributions to shareholders from net realized gain	(3,252)	-
Total distributions	(63,025)	(208,554)
Share transactions - net increase (decrease)	(1,259,295)	(1,890,462)
Redemption fees	104	327
Total increase (decrease) in net assets	(911,502)	(1,461,312)

Net Assets
Beginning of period	4,726,463	6,187,775
End of period (including undistributed net investment income of $32,132 and undistributed net investment income of $53,494, respectively)	$ 3,814,961	$ 4,726,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 12.57	$ 26.62	$ 23.42	$ 20.30
Income from Investment Operations
Net investment income (loss) C	.14	.17	.36	.31	.30
Net realized and unrealized gain (loss)	1.44	1.96	(11.15)	4.69	3.91
Total from investment operations	1.58	2.13	(10.79)	5.00	4.21
Distributions from net investment income	(.19)	(.45)	(.24)	(.23)	(.14)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.20)	(.45)	(3.26)	(1.80)	(1.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.63	$ 14.25	$ 12.57	$ 26.62	$ 23.42
Total Return A, B	11.17%	18.16%	(45.95)%	22.76%	21.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.34%	1.26%	1.25%	1.26%
Expenses net of fee waivers, if any	1.32%	1.34%	1.26%	1.25%	1.26%
Expenses net of all reductions	1.30%	1.31%	1.22%	1.21%	1.20%
Net investment income (loss)	.95%	1.43%	1.80%	1.26%	1.33%
Supplemental Data
Net assets, end of period (in millions)	$ 1,302	$ 1,662	$ 2,004	$ 5,774	$ 4,694
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 12.42	$ 26.30	$ 23.17	$ 20.12
Income from Investment Operations
Net investment income (loss) C	.10	.14	.31	.25	.25
Net realized and unrealized gain (loss)	1.43	1.94	(11.01)	4.63	3.89
Total from investment operations	1.53	2.08	(10.70)	4.88	4.14
Distributions from net investment income	(.16)	(.39)	(.16)	(.18)	(.14)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.17)	(.39)	(3.18)	(1.75)	(1.09)
Redempti on fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.47	$ 14.11	$ 12.42	$ 26.30	$ 23.17
Total Return A, B	10.88%	17.84%	(46.04)%	22.43%	21.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.55%	1.58%	1.49%	1.47%	1.48%
Expenses net of fee waivers, if any	1.55%	1.58%	1.49%	1.47%	1.48%
Expenses net of all reductions	1.53%	1.55%	1.44%	1.43%	1.42%
Net investment income (loss)	.71%	1.19%	1.57%	1.04%	1.12%
Supplemental Data
Net assets, end of period (in millions)	$ 621	$ 832	$ 1,110	$ 3,569	$ 3,609
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 11.95	$ 25.44	$ 22.46	$ 19.60
Income from Investment Operations
Net investment income (loss) C	.02	.08	.18	.10	.10
Net realized and unrealized gain (loss)	1.38	1.88	(10.62)	4.50	3.79
Total from investment operations	1.40	1.96	(10.44)	4.60	3.89
Distributions from net investment income	(.09)	(.30)	(.03)	(.05)	(.08)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.10)	(.30)	(3.05)	(1.62)	(1.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.61	$ 11.95	$ 25.44	$ 22.46
Total Return A, B	10.34%	17.25%	(46.39)%	21.73%	20.55%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.10%	2.08%	2.08%	2.12%
Expenses net of fee waivers, if any	2.09%	2.10%	2.08%	2.08%	2.12%
Expenses net of all reductions	2.07%	2.07%	2.04%	2.04%	2.06%
Net investment income (loss)	.18%	.67%	.97%	.42%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 157	$ 191	$ 221	$ 559	$ 508
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.65	$ 11.98	$ 25.50	$ 22.53	$ 19.65
Income from Investment Operations
Net investment income (loss) C	.03	.08	.20	.12	.12
Net realized and unrealized gain (loss)	1.38	1.89	(10.64)	4.50	3.79
Total from investment operations	1.41	1.97	(10.44)	4.62	3.91
Distributions from net investment income	(.10)	(.30)	(.06)	(.08)	(.08)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.11)	(.30)	(3.08)	(1.65)	(1.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.95	$ 13.65	$ 11.98	$ 25.50	$ 22.53
Total Return A, B	10.32%	17.24%	(46.33)%	21.81%	20.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.06%	2.09%	2.01%	2.00%	2.02%
Expenses net of fee waivers, if any	2.06%	2.09%	2.01%	2.00%	2.02%
Expenses net of all reductions	2.04%	2.06%	1.97%	1.96%	1.96%
Net investment income (loss)	.21%	.68%	1.04%	.51%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 419	$ 502	$ 618	$ 1,673	$ 1,395
Portfolio turnover rate E	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.48	$ 12.81	$ 27.06	$ 23.78	$ 20.56
Income from Investment Operations
Net investment income (loss) B	.19	.21	.41	.38	.37
Net realized and unrealized gain (loss)	1.47	1.98	(11.34)	4.76	3.98
Total from investment operations	1.66	2.19	(10.93)	5.14	4.35
Distributions from net investment income	(.23)	(.52)	(.30)	(.29)	(.18)
Distributions from net realized gain	(.01)	-	(3.02)	(1.57)	(.95)
Total distributions	(.24)	(.52)	(3.32)	(1.86)	(1.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.90	$ 14.48	$ 12.81	$ 27.06	$ 23.78
Total Return A	11.55%	18.45%	(45.79)%	23.07%	21.96%
Ratios to Average Net Assets C, E
Expenses before reductions	.99%	1.07%	.99%	.98%	.97%
Expenses net of fee waivers, if any	.99%	1.07%	.99%	.98%	.97%
Expenses net of all reductions	.97%	1.04%	.94%	.94%	.92%
Net investment income (loss)	1.28%	1.70%	2.07%	1.53%	1.62%
Supplemental Data
Net assets, end of period (in millions)	$ 1,316	$ 1,540	$ 2,235	$ 5,266	$ 4,220
Portfolio turnover rate D	59%	92%	88%	105%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 710,165
Gross unrealized depreciation	(183,888)
Net unrealized appreciation (depreciation)	$ 526,277

Tax Cost	$ 3,381,996

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,837
Capital loss carryforward	$ (3,277,388)
Net unrealized appreciation (depreciation)	$ 526,592

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 63,025	$ 208,554

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,397,518 and $3,656,002, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,603	$ 32
Class T	.25%	.25%	3,542	-
Class B	.75%	.25%	1,713	1,286
Class C	.75%	.25%	4,503	192
			$ 13,361	$ 1,510

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 144
Class T	40
Class B*	365
Class C*	16
$ 565

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,244.29
Class T	1,969.28
Class B	537.31
Class C	1,270.28
Institutional Class	3,037.21
	$ 11,057

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,419.46%		$ 3

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for

Annual Report

8. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,425. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $967 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 21,908	$ 68,117
Class T	9,175	33,086
Class B	1,280	5,353
Class C	3,424	14,560
Institutional Class	23,986	87,438
Total	$ 59,773	$ 208,554
From net realized gain
Class A	$ 1,135	$ -
Class T	581	-
Class B	138	-
Class C	360	-
Institutional Class	1,038	-
Total	$ 3,252	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	11,857	21,418	$ 171,401	$ 253,623
Reinvestment of distributions	1,361	5,430	20,356	57,665
Shares redeemed	(46,493)	(69,599)	(670,244)	(816,403)
Net increase (decrease)	(33,275)	(42,751)	$ (478,487)	$ (505,115)
Class T
Shares sold	5,521	8,679	$ 79,294	$ 101,272
Reinvestment of distributions	636	2,991	9,432	31,524
Shares redeemed	(24,938)	(42,114)	(355,762)	(489,737)
Net increase (decrease)	(18,781)	(30,444)	$ (267,036)	$ (356,941)
Class B
Shares sold	579	830	$ 8,025	$ 9,528
Reinvestment of distributions	88	460	1,270	4,698
Shares redeemed	(4,186)	(5,692)	(57,671)	(63,258)
Net increase (decrease)	(3,519)	(4,402)	$ (48,376)	$ (49,032)
Class C
Shares sold	1,779	2,588	$ 24,719	$ 29,408
Reinvestment of distributions	201	1,031	2,898	10,558
Shares redeemed	(10,773)	(18,446)	(148,900)	(204,594)
Net increase (decrease)	(8,793)	(14,827)	$ (121,283)	$ (164,628)
Institutional Class
Shares sold	22,171	29,717	$ 322,782	$ 339,054
Reinvestment of distributions	1,330	5,968	20,174	64,270
Shares redeemed	(47,045)	(103,818)	(687,069)	(1,218,070)
Net increase (decrease)	(23,544)	(68,133)	$ (344,113)	$ (814,746)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.188	$0.034

Institutional Class designates 100% of the dividends distributed in December 2009 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.269	$0.0282

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
Company (Hong Kong) Limited

Fidelity Management & Research
Company (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIFI-UANN-1210
1.784736.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	21.14%	18.26%	12.95%
Class T (incl. 3.50% sales charge)	23.64%	18.50%	12.92%
Class B (incl. contingent deferred sales charge) A	22.48%	18.55%	13.02%
Class C (incl. contingent deferred sales charge) B	26.58%	18.77%	12.77%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Emerging Asia Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stock markets in emerging Asia posted solid gains during the past year, reflecting continued healthy growth in the region's economies compared with most developed nations. A favorable backdrop for riskier assets also helped bolster performance, as did the falling value of the U.S. dollar relative to local currencies. For the 12 months ending October 31, 2010, the MSCI® AC (All Country) Asia ex Japan Index returned 23.59%. Among major index components, India and South Korea recorded market-beating results, with returns of roughly 35% and 25%, respectively. One notable standout with a more-modest index weighting was Thailand, which soared to a gain of more than 62%, despite the nation's ongoing political turmoil. On the other hand, sizable index components Taiwan and Hong Kong, with returns of approximately 21% and 17%, respectively, trailed the broader index for the period. With its return of more than 9%, China lagged all other benchmark components, as the government's attempts to tighten credit and keep inflation in check hampered that market's gains. From a sector perspective, consumer discretionary led the pack with a return of 46%, followed by health care and consumer staples. The weakest result came from utilities, which was up only 14%.

Comments from Colin Chickles, Portfolio Manager of Fidelity AdvisorSM Emerging Asia Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 28.53%, 28.13%, 27.48% and 27.58%, respectively (excluding sales charges), outpacing the MSCI index. Stock selection in consumer discretionary and financials aided relative performance, as did stock picking in information technology, materials and energy, and an overweighting in consumer discretionary. Geographically, stock selection in India and China contributed the most. Four of the fund's top-five individual contributors were based in India, including motorcycle maker Bajaj Auto, gold/jewelry retailer Titan Industries, lender LIC Housing Finance and Tata Consultancy Services, a provider of technology outsourcing services. Hong Kong-based Pacific Textiles Holdings performed well but was sold from the fund for valuation reasons. Conversely, positioning in consumer staples and telecommunication services modestly detracted. Negative regional influences included security selection in the United Kingdom and an overweighting in China early in the period. China's BaWang International Group Holding, a maker of herbal hair and skin care products, was the biggest detractor and was sold. Underweighting Korea's LG Chemical and not owning casino operator Genting Singapore, both strong performers, also hurt, as did overweighting China Life Insurance. Some stocks mentioned were out-of-benchmark positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.43%
Actual		$ 1,000.00	$ 1,139.30	$ 7.71
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class T	1.74%
Actual		$ 1,000.00	$ 1,137.40	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class B	2.22%
Actual		$ 1,000.00	$ 1,134.80	$ 11.95
HypotheticalA		$ 1,000.00	$ 1,014.01	$ 11.27
Class C	2.17%
Actual		$ 1,000.00	$ 1,134.70	$ 11.68
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Institutional Class	1.13%
Actual		$ 1,000.00	$ 1,140.70	$ 6.10
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	3.7	3.5
China Mobile (Hong Kong) Ltd.	3.0	3.0
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5	1.0
China Construction Bank Corp. (H Shares)	2.5	1.9
CNOOC Ltd.	1.9	1.8
China Life Insurance Co. Ltd. (H Shares)	1.8	1.7
Reliance Industries Ltd.	1.4	1.0
Formosa Plastics Corp.	1.3	1.0
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.3	1.9
Keppel Corp. Ltd.	1.3	0.9
	20.7
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.0	29.4
Information Technology	15.8	21.5
Industrials	10.4	9.4
Consumer Discretionary	9.3	8.9
Materials	8.3	7.1
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 97.3%	Stocks 95.7%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 4.3%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 0.1%
Wesfarmers Ltd.	17,600	$ 571,395
Bermuda - 1.9%
Beijing Enterprises Water Group Ltd. (a)	1,004,000	351,020
China Green (Holdings) Ltd.	525,000	538,462
China Yurun Food Group Ltd.	576,000	2,240,464
Huabao International Holdings Ltd.	837,000	1,261,237
Jardine Matheson Holdings Ltd.	39,600	1,782,000
Jinhui Shipping & Transportation Ltd. (a)	78,000	310,174
Noble Group Ltd.	992,272	1,425,965
TOTAL BERMUDA		7,909,322
British Virgin Islands - 0.1%
ReneSola Ltd. sponsored ADR (a)(d)	46,000	550,620
Canada - 0.2%
Niko Resources Ltd.	9,300	887,234
Cayman Islands - 4.0%
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	203,000	93,496
Belle International Holdings Ltd.	1,259,000	2,273,956
Central China Real Estate Ltd.	3,788,000	860,104
Chaoda Modern Agriculture (Holdings) Ltd.	2,062,000	1,681,257
China Digital TV Holding Co. Ltd. ADR (a)	47,400	311,892
China Infrastructure Machinery Holdings Ltd.	524,000	281,224
China Lilang Ltd.	727,000	1,136,751
Country Garden Holdings Co. Ltd.	2,537,000	896,808
Enn Energy Holdings Ltd.	302,000	907,802
International Taifeng Holdings Ltd.	470,000	271,647
JA Solar Holdings Co. Ltd. ADR (a)	232,280	1,939,538
Kingboard Chemical Holdings Ltd.	460,500	2,239,748
Maoye International Holdings Ltd.	849,000	365,833
Mecox Lane Ltd. ADR	1,300	21,229
Peak Sport Products Co. Ltd.	372,000	296,592
Shenguan Holdings Group Ltd.	570,000	742,719
Shui On Land Ltd.	2,588,500	1,299,050
SouFun Holdings Ltd. ADR	600	44,100
TPK Holdings Co.	1,000	16,501
Trina Solar Ltd. ADR (a)(d)	18,600	497,736
Youyuan International Holdings Ltd.	518,000	231,893
TOTAL CAYMAN ISLANDS		16,409,876
China - 15.3%
Air China Ltd. (H Shares) (a)	1,458,000	1,959,988
Bank of China Ltd. (H Shares)	4,260,000	2,550,092
Common Stocks - continued
	Shares	Value
China - continued
Bank of Communications Co. Ltd. (H Shares)	2,023,000	$ 2,210,587
China Communications Construction Co. Ltd. (H Shares)	1,346,000	1,286,742
China Communications Services Corp. Ltd. (H Shares)	1,002,000	584,298
China Construction Bank Corp. (H Shares)	10,753,000	10,251,852
China Life Insurance Co. Ltd. (H Shares)	1,725,000	7,583,594
China Merchants Bank Co. Ltd. (H Shares)	1,157,500	3,285,277
China Metal Recycling (Holdings) Ltd.	541,800	603,223
China Minsheng Banking Corp. Ltd. (H Shares)	2,065,000	1,920,806
China Petroleum & Chemical Corp. (H Shares)	5,236,000	4,981,862
China Railway Group Ltd.	1,348,000	1,086,921
China Southern Airlines Ltd. (H Shares) (a)	506,000	344,025
Dalian Port (PDA) Co. Ltd. (H Shares)	618,000	267,092
Digital China Holdings Ltd. (H Shares)	900,000	1,625,544
Dongfeng Motor Group Co. Ltd. (H Shares)	1,128,000	2,444,819
Great Wall Motor Co. Ltd. (H Shares)	252,500	793,211
Harbin Power Equipment Co. Ltd. (H Shares)	766,000	1,031,710
Huadian Power International Corp. Ltd. (H shares)	4,672,000	1,072,880
Huaneng Power International, Inc. (H Shares)	4,454,000	2,547,934
Industrial & Commercial Bank of China Ltd. (H Shares)	4,028,000	3,242,667
PICC Property & Casualty Co. Ltd. (H Shares) (a)	1,350,000	1,992,453
Ping An Insurance Group Co. China Ltd. (H Shares)	489,500	5,269,960
Sina Corp. (a)	2,200	123,860
Sinotrans Ltd. (H Shares)	4,213,000	1,135,968
Tencent Holdings Ltd.	38,700	886,212
Weichai Power Co. Ltd. (H Shares)	100,000	1,313,337
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares) (a)	67,200	173,825
Zhongpin, Inc. (a)(d)	19,500	394,290
TOTAL CHINA		62,965,029
Hong Kong - 14.1%
Cathay Pacific Airways Ltd.	1,086,000	2,921,219
Cheung Kong Holdings Ltd.	320,000	4,871,472
China Everbright Ltd.	318,000	826,667
China Mobile (Hong Kong) Ltd.	1,203,500	12,290,520
China Resources Power Holdings Co. Ltd.	1,286,000	2,475,358
Citic Pacific Ltd.	681,000	1,814,243
CLP Holdings Ltd.	514,500	4,181,713
CNOOC Ltd.	3,704,500	7,733,952
First Pacific Co. Ltd.	388,000	358,905
Galaxy Entertainment Group Ltd. (a)	320,000	301,371
Hang Lung Group Ltd.	372,000	2,469,202
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hang Seng Bank Ltd.	248,200	$ 3,631,141
Henderson Land Development Co. Ltd.	1,390	9,872
Hongkong Land Holdings Ltd.	435,000	3,001,500
Hysan Development Co. Ltd.	599,000	2,314,472
PCCW Ltd.	4,464,000	1,704,685
Swire Pacific Ltd. (A Shares)	182,000	2,582,809
Wharf Holdings Ltd.	696,000	4,570,411
TOTAL HONG KONG		58,059,512
India - 11.1%
Apollo Tyres Ltd.	455,823	735,796
Asian Paints India Ltd.	22,411	1,358,943
Bajaj Auto Ltd.	32,896	1,121,358
Bank of Baroda	75,638	1,794,619
Bank of India	68,795	755,154
Bharti Airtel Ltd.	150,431	1,105,197
Cadila Healthcare Ltd.	90,301	1,422,508
Canara Bank	69,757	1,135,469
Ess Dee Aluminium Ltd.	87,436	936,300
HDFC Bank Ltd.	57,149	2,945,844
Hindalco Industries Ltd.	314,128	1,491,798
ICSA (India) Ltd.	186,602	545,808
IFCI Ltd.	347,735	542,490
Indian Oil Corp. Ltd.	144,385	1,361,763
Indian Overseas Bank	93,478	337,006
Jubilant Life Sciences Ltd.	117,476	830,217
Larsen & Toubro Ltd.	44,269	2,025,238
LIC Housing Finance Ltd.	18,918	572,149
Mahindra & Mahindra Ltd.	122,838	2,033,305
Oil & Natural Gas Corp. Ltd.	55,142	1,622,288
Oriental Bank of Commerce	74,575	839,379
Patni Computer Systems Ltd.	158,817	1,659,341
Reliance Industries Ltd.	231,988	5,737,549
Rural Electrification Corp. Ltd.	284,104	2,375,706
State Bank of India	28,897	2,053,985
Sun TV Ltd.	71,692	807,576
Tata Consultancy Services Ltd.	132,969	3,158,558
Titan Industries Ltd.	12,572	1,007,504
Tulip Telecom Ltd.	203,154	817,887
Union Bank of India	116,851	1,003,173
Voltas Ltd.	110,325	610,303
Common Stocks - continued
	Shares	Value
India - continued
Zee Entertainment Enterprises Ltd.	140,469	$ 875,297
Zee Learn Ltd. (a)	35,117	10,299
TOTAL INDIA		45,629,807
Indonesia - 2.5%
PT Astra International Tbk	414,000	2,640,333
PT Bank Negara Indonesia (Persero) Tbk	3,610,000	1,575,271
PT Bank Rakyat Indonesia Tbk	2,828,500	3,607,817
PT BISI International Tbk (a)	2,542,500	668,517
PT Indofood Sukses Makmur Tbk	1,696,000	986,763
PT XL Axiata Tbk (a)	1,025,500	659,762
TOTAL INDONESIA		10,138,463
Korea (South) - 19.0%
Asiana Airlines, Inc. (a)	40,610	330,441
Busan Bank	167,700	2,087,861
Cheil Worldwide, Inc.	90,840	989,586
CJ CheilJedang Corp.	7,076	1,362,342
CJ Corp.	30,390	2,143,110
CJ Home Shopping (a)	3,650	823,806
Daegu Bank Co. Ltd.	92,800	1,217,252
Daelim Industrial Co.	13,373	1,089,343
Dongbu Insurance Co. Ltd.	22,820	805,650
Doosan Co. Ltd.	8,555	1,152,585
Doosan Construction & Engineering Co. Ltd.	105,020	691,105
Duksan Hi-Metal Co. Ltd. (a)	71,235	1,476,012
GS Holdings Corp.	73,700	3,866,874
Halla Climate Control Co.	43,640	811,095
Hanwha Chemical Corp.	36,980	1,004,659
Hanwha Corp.	37,120	1,401,284
Honam Petrochemical Corp.	8,704	1,919,601
Hyosung Corp.	6,059	673,521
Hyundai Department Store Co. Ltd.	3,735	413,524
Hyundai Mipo Dockyard Co. Ltd.	5,301	886,250
Hyundai Mobis	17,634	4,390,858
Hyundai Motor Co.	33,086	5,001,885
Hyundai Steel Co.	19,080	1,849,462
Industrial Bank of Korea	190,600	2,737,385
Kia Motors Corp.	66,300	2,647,283
Korea Zinc Co. Ltd.	5,051	1,273,418
Kyeryong Construction Industrial Co. Ltd.	11,900	200,538
LG Chemical Ltd.	12,328	3,804,193
Common Stocks - continued
	Shares	Value
Korea (South) - continued
LG Corp.	33,474	$ 2,396,315
LIG Non-Life Insurance Co. Ltd.	51,310	1,060,878
Lotte Shopping Co. Ltd.	5,912	2,421,054
Meritz Fire & Marine Insurance Co. Ltd.	32,950	226,211
POSCO	11,765	4,858,983
Samsung Electronics Co. Ltd.	23,163	15,345,863
SK Telecom Co. Ltd.	34,493	5,253,527
TOTAL KOREA (SOUTH)		78,613,754
Malaysia - 2.7%
AMMB Holdings Bhd	823,600	1,673,144
Axiata Group Bhd (a)	1,425,200	2,056,942
Genting Malaysia Bhd	1,470,500	1,654,372
Glomac Bhd	351,000	180,521
Malayan Banking Bhd	1,120,900	3,242,719
Public Bank Bhd (For. Reg.)	569,400	2,335,437
TOTAL MALAYSIA		11,143,135
Mauritius - 0.5%
Golden Agri-Resources Ltd.	3,810,000	1,913,389
Philippines - 0.2%
Megaworld Corp.	5,560,000	331,786
Universal Robina Corp.	382,000	386,897
TOTAL PHILIPPINES		718,683
Singapore - 5.6%
CapitaLand Ltd.	669,000	2,010,670
Ezra Holdings Ltd.	256,800	347,215
Keppel Corp. Ltd.	687,000	5,297,273
Keppel Land Ltd.	509,000	1,742,154
MobileOne Ltd.	544,000	933,076
Oversea-Chinese Banking Corp. Ltd.	500,209	3,482,101
Raffles Medical Group Ltd.	349,000	587,824
SembCorp Industries Ltd.	861,000	3,046,728
SembCorp Marine Ltd.	577,000	2,050,684
Singapore Exchange Ltd.	296,000	2,012,516
United Overseas Bank Ltd.	3,017	43,450
Yangzijiang Shipbuilding Holdings Ltd.	550,000	794,638
Yanlord Land Group Ltd.	739,000	982,060
TOTAL SINGAPORE		23,330,389
Common Stocks - continued
	Shares	Value
Taiwan - 14.1%
Cando Corp. (a)	188,339	$ 146,770
China Airlines Ltd. (a)	1,000,000	779,284
Chroma ATE, Inc.	739,896	1,905,042
Compal Electronics, Inc.	2,271,836	2,895,004
Delta Electronics, Inc.	691,000	2,856,118
Far East Department Stores Co. Ltd.	858,900	1,066,434
Farglory Land Development Co. Ltd.	414,000	1,028,067
Formosa Chemicals & Fibre Corp.	1,291,000	3,703,637
Formosa Plastics Corp.	1,891,000	5,424,924
Fubon Financial Holding Co. Ltd.	3,570,549	4,374,958
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,414,000	5,359,386
HTC Corp.	146,750	3,313,323
Huaku Development Co. Ltd.	340,971	945,873
Hung Poo Real Estate Development Co. Ltd.	857,000	1,275,489
Insyde Software Corp.	176,195	551,527
King Slide Works Co. Ltd.	59,850	276,712
Macronix International Co. Ltd.	3,214,000	1,979,543
Powertech Technology, Inc.	451,000	1,488,352
Taishin Financial Holdings Co. Ltd.	7,324,890	3,207,108
Taiwan Cement Corp.	804,000	856,409
Taiwan Semiconductor Manufacturing Co. Ltd.	5,012,393	10,317,619
Tripod Technology Corp.	398,000	1,528,018
U-Ming Marine Transport Corp.	431,000	887,208
Wistron Corp.	1,024,000	2,104,545
TOTAL TAIWAN		58,271,350
Thailand - 4.9%
Advanced Info Service PCL (For. Reg.)	209,200	628,858
Asian Property Development PCL (For. Reg.)	1,197,500	263,978
Bangkok Bank Public Co. Ltd.:
(For. Reg.)	387,900	2,001,688
NVDR	163,000	811,189
Banpu PCL unit	156,000	4,032,866
BEC World PCL (For. Reg.)	968,100	1,075,128
C.P. Seven Eleven PCL	964,900	1,434,137
Charoen Pokphand Foods PCL (For. Reg.)	1,516,900	1,180,487
Electricity Generating PCL:
unit	166,300	533,226
(For. Reg.)	393,700	1,262,365
LPN Development PCL	652,300	252,728
National Finance PCL (For. Reg.)	1,089,100	1,436,855
Preuksa Real Estate PCL (For. Reg.)	656,100	473,339
Common Stocks - continued
	Shares	Value
Thailand - continued
PTT Aromatics & Refining PLC	1,836,500	$ 1,824,846
Quality Houses PCL	6,187,000	479,420
Siam Cement PCL (For. Reg.)	169,700	1,864,773
Supalai PCL (For. Reg.)	2,140,000	857,715
TOTAL THAILAND		20,413,598
United Kingdom - 0.9%
HSBC Holdings PLC (Hong Kong)	270,828	2,822,957
Vedanta Resources PLC	25,100	834,440
TOTAL UNITED KINGDOM		3,657,397
United States of America - 0.1%
China Natural Gas, Inc. (a)(d)	13,300	82,061
Cognizant Technology Solutions Corp. Class A (a)	2,900	189,051
TOTAL UNITED STATES OF AMERICA		271,112
TOTAL COMMON STOCKS (Cost $321,814,732)		401,454,065
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.23% (b)	8,492,417	8,492,417
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	1,122,900	1,122,900
TOTAL MONEY MARKET FUNDS (Cost $9,615,317)		9,615,317
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $331,430,049)		411,069,382
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,547,700
NET ASSETS - 100%		$ 412,617,082
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,419
Fidelity Securities Lending Cash Central Fund	44,746
Total	$ 59,165
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 78,613,754	$ 68,501,244	$ 10,112,510	$ -
China	62,965,029	47,851,639	15,113,390	-
Taiwan	58,271,350	47,953,731	10,317,619	-
Hong Kong	58,059,512	38,035,040	20,024,472	-
India	45,629,807	37,480,735	8,138,773	10,299
Singapore	23,330,389	23,330,389	-	-
Thailand	20,413,598	20,413,598	-	-
Cayman Islands	16,409,876	16,409,876	-	-
Malaysia	11,143,135	11,143,135	-	-
Other	26,617,615	23,794,658	2,822,957	-
Money Market Funds	9,615,317	9,615,317	-	-
Total Investments in Securities:	$ 411,069,382	$ 344,529,362	$ 66,529,721	$ 10,299
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	10,299
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 10,299
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,069,128) - See accompanying schedule: Unaffiliated issuers (cost $321,814,732)	$ 401,454,065
Fidelity Central Funds (cost $9,615,317)	9,615,317
Total Investments (cost $331,430,049)		$ 411,069,382
Foreign currency held at value (cost $22,603)		22,634
Receivable for investments sold		1,832,733
Receivable for fund shares sold		1,451,748
Dividends receivable		199,927
Distributions receivable from Fidelity Central Funds		6,645
Other receivables		311,868
Total assets		414,894,937

Liabilities
Payable for fund shares redeemed	$ 537,465
Accrued management fee	239,296
Distribution and service plan fees payable	159,773
Other affiliated payables	97,577
Other payables and accrued expenses	120,844
Collateral on securities loaned, at value	1,122,900
Total liabilities		2,277,855

Net Assets		$ 412,617,082
Net Assets consist of:
Paid in capital		$ 308,680,969
Undistributed net investment income		1,972,932
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		22,311,022
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,652,159
Net Assets		$ 412,617,082

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,254,827 ÷ 5,741,073 shares)	$ 32.97

Maximum offering price per share (100/94.25 of $32.97)	$ 34.98
Class T: Net Asset Value and redemption price per share ($61,619,507 ÷ 1,913,837 shares)	$ 32.20

Maximum offering price per share (100/96.50 of $32.20)	$ 33.37
Class B: Net Asset Value and offering price per share ($29,611,355 ÷ 964,059 shares)A	$ 30.72

Class C: Net Asset Value and offering price per share ($87,088,942 ÷ 2,847,675 shares)A	$ 30.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($45,042,451 ÷ 1,332,662 shares)	$ 33.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 8,449,311
Interest		50
Income from Fidelity Central Funds		59,165
Income before foreign taxes withheld		8,508,526
Less foreign taxes withheld		(876,943)
Total income		7,631,583

Expenses
Management fee	$ 2,397,259
Transfer agent fees	900,588
Distribution and service plan fees	1,615,364
Accounting and security lending fees	175,511
Custodian fees and expenses	378,039
Independent trustees' compensation	1,856
Registration fees	71,295
Audit	103,825
Legal	1,509
Interest	1,167
Miscellaneous	3,691
Total expenses before reductions	5,650,104
Expense reductions	(137,688)	5,512,416
Net investment income (loss)		2,119,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,247,481
Foreign currency transactions	(133,318)
Total net realized gain (loss)		58,114,163
Change in net unrealized appreciation (depreciation) on: Investment securities	23,745,972
Assets and liabilities in foreign currencies	21,285
Total change in net unrealized appreciation (depreciation)		23,767,257
Net gain (loss)		81,881,420
Net increase (decrease) in net assets resulting from operations		$ 84,000,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,119,167	$ 1,327,380
Net realized gain (loss)	58,114,163	(7,124,629)
Change in net unrealized appreciation (depreciation)	23,767,257	100,271,241
Net increase (decrease) in net assets resulting from operations	84,000,587	94,473,992
Distributions to shareholders from net investment income	(971,544)	(378,765)
Distributions to shareholders from net realized gain	(2,532,430)	-
Total distributions	(3,503,974)	(378,765)
Share transactions - net increase (decrease)	46,082,399	41,327,444
Redemption fees	86,566	52,262
Total increase (decrease) in net assets	126,665,578	135,474,933

Net Assets
Beginning of period	285,951,504	150,476,571
End of period (including undistributed net investment income of $1,972,932 and undistributed net investment income of $948,615, respectively)	$ 412,617,082	$ 285,951,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.96	$ 15.74	$ 37.55	$ 22.48	$ 17.70
Income from Investment Operations
Net investment income (loss) C	.25	.19	.19	.24	.22
Net realized and unrealized gain (loss)	7.09	10.07	(18.72)	16.64	6.10
Total from investment operations	7.34	10.26	(18.53)	16.88	6.32
Distributions from net investment income	(.12)	(.05)	(.23)	(.15)	(.16)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.34)	(.05)	(3.29)	(1.83)	(1.55)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 32.97	$ 25.96	$ 15.74	$ 37.55	$ 22.48
Total Return A, B	28.53%	65.43%	(53.66)%	80.43%	38.02%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.54%	1.50%	1.47%	1.73%
Expenses net of fee waivers, if any	1.44%	1.50%	1.50%	1.47%	1.50%
Expenses net of all reductions	1.40%	1.41%	1.41%	1.40%	1.39%
Net investment income (loss)	.86%	.94%	.73%	.88%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 189,255	$ 131,564	$ 71,722	$ 152,630	$ 55,790
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 15.43	$ 36.88	$ 22.13	$ 17.45
Income from Investment Operations
Net investment income (loss) C	.15	.14	.12	.16	.17
Net realized and unrealized gain (loss)	6.94	9.86	(18.38)	16.37	6.01
Total from investment operations	7.09	10.00	(18.26)	16.53	6.18
Distributions from net investment income	(.08)	(.04)	(.14)	(.12)	(.12)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.30)	(.04)	(3.20)	(1.80)	(1.51)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 32.20	$ 25.40	$ 15.43	$ 36.88	$ 22.13
Total Return A, B	28.13%	65.06%	(53.79)%	79.98%	37.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.84%	1.80%	1.79%	2.07%
Expenses net of fee waivers, if any	1.74%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.70%	1.66%	1.66%	1.67%	1.64%
Net investment income (loss)	.55%	.69%	.48%	.61%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,620	$ 45,259	$ 25,205	$ 64,813	$ 28,850
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.29	$ 14.82	$ 35.55	$ 21.42	$ 16.94
Income from Investment Operations
Net investment income (loss) C	.02	.04	(.01)	.03	.06
Net realized and unrealized gain (loss)	6.61	9.45	(17.68)	15.79	5.84
Total from investment operations	6.63	9.49	(17.69)	15.82	5.90
Distributions from net investment income	-	(.03)	-	(.03)	(.04)
Distributions from net realized gain	(.21)	-	(3.05)	(1.68)	(1.39)
Total distributions	(.21)	(.03)	(3.05)	(1.71)	(1.43)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 30.72	$ 24.29	$ 14.82	$ 35.55	$ 21.42
Total Return A, B	27.48%	64.23%	(54.01)%	79.01%	36.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.24%	2.32%	2.29%	2.28%	2.59%
Expenses net of fee waivers, if any	2.24%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.20%	2.16%	2.16%	2.17%	2.14%
Net investment income (loss)	.06%	.19%	(.02)%	.11%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,611	$ 25,750	$ 17,040	$ 40,775	$ 18,985
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.19	$ 14.76	$ 35.48	$ 21.39	$ 16.94
Income from Investment Operations
Net investment income (loss) C	.03	.04	- H	.04	.06
Net realized and unrealized gain (loss)	6.59	9.41	(17.63)	15.76	5.84
Total from investment operations	6.62	9.45	(17.63)	15.80	5.90
Distributions from net investment income	(.02)	(.03)	(.04)	(.05)	(.07)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.24)	(.03)	(3.10)	(1.73)	(1.46)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 30.58	$ 24.19	$ 14.76	$ 35.48	$ 21.39
Total Return A, B	27.58%	64.21%	(54.02)%	79.05%	37.02%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.28%	2.25%	2.21%	2.46%
Expenses net of fee waivers, if any	2.17%	2.25%	2.25%	2.21%	2.25%
Expenses net of all reductions	2.13%	2.16%	2.16%	2.13%	2.14%
Net investment income (loss)	.12%	.19%	(.02)%	.14%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,089	$ 59,491	$ 30,577	$ 82,070	$ 33,047
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.58	$ 16.07	$ 38.25	$ 22.84	$ 17.97
Income from Investment Operations
Net investment income (loss) B	.34	.26	.27	.34	.27
Net realized and unrealized gain (loss)	7.26	10.29	(19.09)	16.92	6.19
Total from investment operations	7.60	10.55	(18.82)	17.26	6.46
Distributions from net investment income	(.17)	(.05)	(.31)	(.19)	(.21)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.39)	(.05)	(3.37)	(1.87)	(1.60)
Redemption fees added to paid in capital B	.01	.01	.01	.02	.01
Net asset value, end of period	$ 33.80	$ 26.58	$ 16.07	$ 38.25	$ 22.84
Total Return A	28.87%	65.94%	(53.53)%	80.97%	38.28%
Ratios to Average Net Assets C, E
Expenses before reductions	1.14%	1.25%	1.20%	1.16%	1.41%
Expenses net of fee waivers, if any	1.14%	1.25%	1.20%	1.16%	1.25%
Expenses net of all reductions	1.10%	1.16%	1.11%	1.08%	1.14%
Net investment income (loss)	1.16%	1.18%	1.03%	1.20%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,042	$ 23,888	$ 5,933	$ 16,300	$ 5,086
Portfolio turnover rate D	138%	91%	92% F	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 82,381,299
Gross unrealized depreciation	(4,100,234)
Net unrealized appreciation (depreciation)	$ 78,281,065

Tax Cost	$ 332,788,317

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,510,734
Undistributed long-term capital gain	$ 22,131,489
Net unrealized appreciation (depreciation)	$ 78,293,891

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,503,974	$ 378,765
Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $497,568,164 and $452,618,938, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 387,193	$ 13,813
Class T	.25%	.25%	260,010	380
Class B	.75%	.25%	270,241	202,921
Class C	.75%	.25%	697,920	180,451
			$ 1,615,364	$ 397,565

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 102,146
Class T	18,095
Class B *	61,217
Class C*	18,167
$ 199,625

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 404,308.26
Class T	164,938.32
Class B	84,247.31
Class C	173,270.25
Institutional Class	73,825.21
	$ 900,588

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $72 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,908,818.43%		$ 1,167

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,292 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $44,746. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $137,629 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 615,994	$ 205,871
Class T	138,177	65,048
Class B	-	32,430
Class C	55,860	56,716
Institutional Class	161,513	18,700
Total	$ 971,544	$ 378,765

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2010	2009
From net realized gain
Class A	$ 1,138,813	$ -
Class T	399,983	-
Class B	223,532	-
Class C	558,596	-
Institutional Class	211,506	-
Total	$ 2,532,430	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,066,420	1,822,219	$ 59,859,672	$ 40,851,858
Reinvestment of distributions	54,021	11,447	1,525,557	172,610
Shares redeemed	(1,447,315)	(1,322,917)	(40,817,600)	(25,301,756)
Net increase (decrease)	673,126	510,749	$ 20,567,629	$ 15,722,712
Class T
Shares sold	516,790	578,954	$ 14,594,570	$ 11,921,295
Reinvestment of distributions	18,968	4,255	524,658	63,009
Shares redeemed	(403,834)	(434,633)	(11,178,425)	(8,198,583)
Net increase (decrease)	131,924	148,576	$ 3,940,803	$ 3,785,721
Class B
Shares sold	202,362	214,878	$ 5,365,940	$ 4,421,597
Reinvestment of distributions	6,691	1,834	177,369	26,200
Shares redeemed	(305,292)	(306,312)	(8,111,865)	(5,387,171)
Net increase (decrease)	(96,239)	(89,600)	$ (2,568,556)	$ (939,374)
Class C
Shares sold	996,034	985,972	$ 27,112,281	$ 20,555,792
Reinvestment of distributions	18,926	3,108	499,282	44,229
Shares redeemed	(626,174)	(601,665)	(16,404,984)	(10,608,252)
Net increase (decrease)	388,786	387,415	$ 11,206,579	$ 9,991,769

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	836,632	726,101	$ 24,478,070	$ 16,617,065
Reinvestment of distributions	9,083	550	262,322	8,469
Shares redeemed	(411,905)	(196,957)	(11,804,448)	(3,858,918)
Net increase (decrease)	433,810	529,694	$ 12,935,944	$ 12,766,616

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.204	$1.805
Class T	12/06/10	12/03/10	$0.122	$1.805
Class B	12/06/10	12/03/10	$-	$1.774
Class C	12/06/10	12/03/10	$0.044	$1.805

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2010, $22,131,489 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 40%, Class T designates 45%, Class B designates 60%, and Class C designates 54% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$.3147	$.0355
Class T	12/07/09	$.2786	$.0355
Class B	12/07/09	$.2080	$.0355
Class C	12/07/09	$.2332	$.0355

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Asia Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEA-UANN-1210
1.784737.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	28.87%	19.99%	13.90%

$10,000 Over 10 Years

how the value of your investment would have changed, and also shows how the MSCI® AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stock markets in emerging Asia posted solid gains during the past year, reflecting continued healthy growth in the region's economies compared with most developed nations. A favorable backdrop for riskier assets also helped bolster performance, as did the falling value of the U.S. dollar relative to local currencies. For the 12 months ending October 31, 2010, the MSCI® AC (All Country) Asia ex Japan Index returned 23.59%. Among major index components, India and South Korea recorded market-beating results, with returns of roughly 35% and 25%, respectively. One notable standout with a more-modest index weighting was Thailand, which soared to a gain of more than 62%, despite the nation's ongoing political turmoil. On the other hand, sizable index components Taiwan and Hong Kong, with returns of approximately 21% and 17%, respectively, trailed the broader index for the period. With its return of more than 9%, China lagged all other benchmark components, as the government's attempts to tighten credit and keep inflation in check hampered that market's gains. From a sector perspective, consumer discretionary led the pack with a return of 46%, followed by health care and consumer staples. The weakest result came from utilities, which was up only 14%.

Comments from Colin Chickles, Portfolio Manager of Fidelity AdvisorSM Emerging Asia Fund: During the past year, the fund's Institutional Class shares returned 28.87%, outpacing the MSCI index. Stock selection in consumer discretionary and financials aided relative performance, as did stock picking in information technology, materials and energy, and an overweighting in consumer discretionary. Geographically, stock selection in India and China contributed the most. Four of the fund's top-five individual contributors were based in India, including motorcycle maker Bajaj Auto, gold/jewelry retailer Titan Industries, lender LIC Housing Finance and Tata Consultancy Services, a provider of technology outsourcing services. Hong Kong-based Pacific Textiles Holdings performed well but was sold from the fund for valuation reasons. Conversely, positioning in consumer staples and telecommunication services modestly detracted. Negative regional influences included security selection in the United Kingdom and an overweighting in China early in the period. China's BaWang International Group Holding, a maker of herbal hair and skin care products, was the biggest detractor and was sold. Underweighting Korea's LG Chemical and not owning casino operator Genting Singapore, both strong performers, also hurt, as did overweighting China Life Insurance. Some stocks mentioned were out-of-benchmark positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.43%
Actual		$ 1,000.00	$ 1,139.30	$ 7.71
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class T	1.74%
Actual		$ 1,000.00	$ 1,137.40	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class B	2.22%
Actual		$ 1,000.00	$ 1,134.80	$ 11.95
HypotheticalA		$ 1,000.00	$ 1,014.01	$ 11.27
Class C	2.17%
Actual		$ 1,000.00	$ 1,134.70	$ 11.68
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Institutional Class	1.13%
Actual		$ 1,000.00	$ 1,140.70	$ 6.10
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	3.7	3.5
China Mobile (Hong Kong) Ltd.	3.0	3.0
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5	1.0
China Construction Bank Corp. (H Shares)	2.5	1.9
CNOOC Ltd.	1.9	1.8
China Life Insurance Co. Ltd. (H Shares)	1.8	1.7
Reliance Industries Ltd.	1.4	1.0
Formosa Plastics Corp.	1.3	1.0
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.3	1.9
Keppel Corp. Ltd.	1.3	0.9
	20.7
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.0	29.4
Information Technology	15.8	21.5
Industrials	10.4	9.4
Consumer Discretionary	9.3	8.9
Materials	8.3	7.1
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 97.3%	Stocks 95.7%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 4.3%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 0.1%
Wesfarmers Ltd.	17,600	$ 571,395
Bermuda - 1.9%
Beijing Enterprises Water Group Ltd. (a)	1,004,000	351,020
China Green (Holdings) Ltd.	525,000	538,462
China Yurun Food Group Ltd.	576,000	2,240,464
Huabao International Holdings Ltd.	837,000	1,261,237
Jardine Matheson Holdings Ltd.	39,600	1,782,000
Jinhui Shipping & Transportation Ltd. (a)	78,000	310,174
Noble Group Ltd.	992,272	1,425,965
TOTAL BERMUDA		7,909,322
British Virgin Islands - 0.1%
ReneSola Ltd. sponsored ADR (a)(d)	46,000	550,620
Canada - 0.2%
Niko Resources Ltd.	9,300	887,234
Cayman Islands - 4.0%
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	203,000	93,496
Belle International Holdings Ltd.	1,259,000	2,273,956
Central China Real Estate Ltd.	3,788,000	860,104
Chaoda Modern Agriculture (Holdings) Ltd.	2,062,000	1,681,257
China Digital TV Holding Co. Ltd. ADR (a)	47,400	311,892
China Infrastructure Machinery Holdings Ltd.	524,000	281,224
China Lilang Ltd.	727,000	1,136,751
Country Garden Holdings Co. Ltd.	2,537,000	896,808
Enn Energy Holdings Ltd.	302,000	907,802
International Taifeng Holdings Ltd.	470,000	271,647
JA Solar Holdings Co. Ltd. ADR (a)	232,280	1,939,538
Kingboard Chemical Holdings Ltd.	460,500	2,239,748
Maoye International Holdings Ltd.	849,000	365,833
Mecox Lane Ltd. ADR	1,300	21,229
Peak Sport Products Co. Ltd.	372,000	296,592
Shenguan Holdings Group Ltd.	570,000	742,719
Shui On Land Ltd.	2,588,500	1,299,050
SouFun Holdings Ltd. ADR	600	44,100
TPK Holdings Co.	1,000	16,501
Trina Solar Ltd. ADR (a)(d)	18,600	497,736
Youyuan International Holdings Ltd.	518,000	231,893
TOTAL CAYMAN ISLANDS		16,409,876
China - 15.3%
Air China Ltd. (H Shares) (a)	1,458,000	1,959,988
Bank of China Ltd. (H Shares)	4,260,000	2,550,092
Common Stocks - continued
	Shares	Value
China - continued
Bank of Communications Co. Ltd. (H Shares)	2,023,000	$ 2,210,587
China Communications Construction Co. Ltd. (H Shares)	1,346,000	1,286,742
China Communications Services Corp. Ltd. (H Shares)	1,002,000	584,298
China Construction Bank Corp. (H Shares)	10,753,000	10,251,852
China Life Insurance Co. Ltd. (H Shares)	1,725,000	7,583,594
China Merchants Bank Co. Ltd. (H Shares)	1,157,500	3,285,277
China Metal Recycling (Holdings) Ltd.	541,800	603,223
China Minsheng Banking Corp. Ltd. (H Shares)	2,065,000	1,920,806
China Petroleum & Chemical Corp. (H Shares)	5,236,000	4,981,862
China Railway Group Ltd.	1,348,000	1,086,921
China Southern Airlines Ltd. (H Shares) (a)	506,000	344,025
Dalian Port (PDA) Co. Ltd. (H Shares)	618,000	267,092
Digital China Holdings Ltd. (H Shares)	900,000	1,625,544
Dongfeng Motor Group Co. Ltd. (H Shares)	1,128,000	2,444,819
Great Wall Motor Co. Ltd. (H Shares)	252,500	793,211
Harbin Power Equipment Co. Ltd. (H Shares)	766,000	1,031,710
Huadian Power International Corp. Ltd. (H shares)	4,672,000	1,072,880
Huaneng Power International, Inc. (H Shares)	4,454,000	2,547,934
Industrial & Commercial Bank of China Ltd. (H Shares)	4,028,000	3,242,667
PICC Property & Casualty Co. Ltd. (H Shares) (a)	1,350,000	1,992,453
Ping An Insurance Group Co. China Ltd. (H Shares)	489,500	5,269,960
Sina Corp. (a)	2,200	123,860
Sinotrans Ltd. (H Shares)	4,213,000	1,135,968
Tencent Holdings Ltd.	38,700	886,212
Weichai Power Co. Ltd. (H Shares)	100,000	1,313,337
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares) (a)	67,200	173,825
Zhongpin, Inc. (a)(d)	19,500	394,290
TOTAL CHINA		62,965,029
Hong Kong - 14.1%
Cathay Pacific Airways Ltd.	1,086,000	2,921,219
Cheung Kong Holdings Ltd.	320,000	4,871,472
China Everbright Ltd.	318,000	826,667
China Mobile (Hong Kong) Ltd.	1,203,500	12,290,520
China Resources Power Holdings Co. Ltd.	1,286,000	2,475,358
Citic Pacific Ltd.	681,000	1,814,243
CLP Holdings Ltd.	514,500	4,181,713
CNOOC Ltd.	3,704,500	7,733,952
First Pacific Co. Ltd.	388,000	358,905
Galaxy Entertainment Group Ltd. (a)	320,000	301,371
Hang Lung Group Ltd.	372,000	2,469,202
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hang Seng Bank Ltd.	248,200	$ 3,631,141
Henderson Land Development Co. Ltd.	1,390	9,872
Hongkong Land Holdings Ltd.	435,000	3,001,500
Hysan Development Co. Ltd.	599,000	2,314,472
PCCW Ltd.	4,464,000	1,704,685
Swire Pacific Ltd. (A Shares)	182,000	2,582,809
Wharf Holdings Ltd.	696,000	4,570,411
TOTAL HONG KONG		58,059,512
India - 11.1%
Apollo Tyres Ltd.	455,823	735,796
Asian Paints India Ltd.	22,411	1,358,943
Bajaj Auto Ltd.	32,896	1,121,358
Bank of Baroda	75,638	1,794,619
Bank of India	68,795	755,154
Bharti Airtel Ltd.	150,431	1,105,197
Cadila Healthcare Ltd.	90,301	1,422,508
Canara Bank	69,757	1,135,469
Ess Dee Aluminium Ltd.	87,436	936,300
HDFC Bank Ltd.	57,149	2,945,844
Hindalco Industries Ltd.	314,128	1,491,798
ICSA (India) Ltd.	186,602	545,808
IFCI Ltd.	347,735	542,490
Indian Oil Corp. Ltd.	144,385	1,361,763
Indian Overseas Bank	93,478	337,006
Jubilant Life Sciences Ltd.	117,476	830,217
Larsen & Toubro Ltd.	44,269	2,025,238
LIC Housing Finance Ltd.	18,918	572,149
Mahindra & Mahindra Ltd.	122,838	2,033,305
Oil & Natural Gas Corp. Ltd.	55,142	1,622,288
Oriental Bank of Commerce	74,575	839,379
Patni Computer Systems Ltd.	158,817	1,659,341
Reliance Industries Ltd.	231,988	5,737,549
Rural Electrification Corp. Ltd.	284,104	2,375,706
State Bank of India	28,897	2,053,985
Sun TV Ltd.	71,692	807,576
Tata Consultancy Services Ltd.	132,969	3,158,558
Titan Industries Ltd.	12,572	1,007,504
Tulip Telecom Ltd.	203,154	817,887
Union Bank of India	116,851	1,003,173
Voltas Ltd.	110,325	610,303
Common Stocks - continued
	Shares	Value
India - continued
Zee Entertainment Enterprises Ltd.	140,469	$ 875,297
Zee Learn Ltd. (a)	35,117	10,299
TOTAL INDIA		45,629,807
Indonesia - 2.5%
PT Astra International Tbk	414,000	2,640,333
PT Bank Negara Indonesia (Persero) Tbk	3,610,000	1,575,271
PT Bank Rakyat Indonesia Tbk	2,828,500	3,607,817
PT BISI International Tbk (a)	2,542,500	668,517
PT Indofood Sukses Makmur Tbk	1,696,000	986,763
PT XL Axiata Tbk (a)	1,025,500	659,762
TOTAL INDONESIA		10,138,463
Korea (South) - 19.0%
Asiana Airlines, Inc. (a)	40,610	330,441
Busan Bank	167,700	2,087,861
Cheil Worldwide, Inc.	90,840	989,586
CJ CheilJedang Corp.	7,076	1,362,342
CJ Corp.	30,390	2,143,110
CJ Home Shopping (a)	3,650	823,806
Daegu Bank Co. Ltd.	92,800	1,217,252
Daelim Industrial Co.	13,373	1,089,343
Dongbu Insurance Co. Ltd.	22,820	805,650
Doosan Co. Ltd.	8,555	1,152,585
Doosan Construction & Engineering Co. Ltd.	105,020	691,105
Duksan Hi-Metal Co. Ltd. (a)	71,235	1,476,012
GS Holdings Corp.	73,700	3,866,874
Halla Climate Control Co.	43,640	811,095
Hanwha Chemical Corp.	36,980	1,004,659
Hanwha Corp.	37,120	1,401,284
Honam Petrochemical Corp.	8,704	1,919,601
Hyosung Corp.	6,059	673,521
Hyundai Department Store Co. Ltd.	3,735	413,524
Hyundai Mipo Dockyard Co. Ltd.	5,301	886,250
Hyundai Mobis	17,634	4,390,858
Hyundai Motor Co.	33,086	5,001,885
Hyundai Steel Co.	19,080	1,849,462
Industrial Bank of Korea	190,600	2,737,385
Kia Motors Corp.	66,300	2,647,283
Korea Zinc Co. Ltd.	5,051	1,273,418
Kyeryong Construction Industrial Co. Ltd.	11,900	200,538
LG Chemical Ltd.	12,328	3,804,193
Common Stocks - continued
	Shares	Value
Korea (South) - continued
LG Corp.	33,474	$ 2,396,315
LIG Non-Life Insurance Co. Ltd.	51,310	1,060,878
Lotte Shopping Co. Ltd.	5,912	2,421,054
Meritz Fire & Marine Insurance Co. Ltd.	32,950	226,211
POSCO	11,765	4,858,983
Samsung Electronics Co. Ltd.	23,163	15,345,863
SK Telecom Co. Ltd.	34,493	5,253,527
TOTAL KOREA (SOUTH)		78,613,754
Malaysia - 2.7%
AMMB Holdings Bhd	823,600	1,673,144
Axiata Group Bhd (a)	1,425,200	2,056,942
Genting Malaysia Bhd	1,470,500	1,654,372
Glomac Bhd	351,000	180,521
Malayan Banking Bhd	1,120,900	3,242,719
Public Bank Bhd (For. Reg.)	569,400	2,335,437
TOTAL MALAYSIA		11,143,135
Mauritius - 0.5%
Golden Agri-Resources Ltd.	3,810,000	1,913,389
Philippines - 0.2%
Megaworld Corp.	5,560,000	331,786
Universal Robina Corp.	382,000	386,897
TOTAL PHILIPPINES		718,683
Singapore - 5.6%
CapitaLand Ltd.	669,000	2,010,670
Ezra Holdings Ltd.	256,800	347,215
Keppel Corp. Ltd.	687,000	5,297,273
Keppel Land Ltd.	509,000	1,742,154
MobileOne Ltd.	544,000	933,076
Oversea-Chinese Banking Corp. Ltd.	500,209	3,482,101
Raffles Medical Group Ltd.	349,000	587,824
SembCorp Industries Ltd.	861,000	3,046,728
SembCorp Marine Ltd.	577,000	2,050,684
Singapore Exchange Ltd.	296,000	2,012,516
United Overseas Bank Ltd.	3,017	43,450
Yangzijiang Shipbuilding Holdings Ltd.	550,000	794,638
Yanlord Land Group Ltd.	739,000	982,060
TOTAL SINGAPORE		23,330,389
Common Stocks - continued
	Shares	Value
Taiwan - 14.1%
Cando Corp. (a)	188,339	$ 146,770
China Airlines Ltd. (a)	1,000,000	779,284
Chroma ATE, Inc.	739,896	1,905,042
Compal Electronics, Inc.	2,271,836	2,895,004
Delta Electronics, Inc.	691,000	2,856,118
Far East Department Stores Co. Ltd.	858,900	1,066,434
Farglory Land Development Co. Ltd.	414,000	1,028,067
Formosa Chemicals & Fibre Corp.	1,291,000	3,703,637
Formosa Plastics Corp.	1,891,000	5,424,924
Fubon Financial Holding Co. Ltd.	3,570,549	4,374,958
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,414,000	5,359,386
HTC Corp.	146,750	3,313,323
Huaku Development Co. Ltd.	340,971	945,873
Hung Poo Real Estate Development Co. Ltd.	857,000	1,275,489
Insyde Software Corp.	176,195	551,527
King Slide Works Co. Ltd.	59,850	276,712
Macronix International Co. Ltd.	3,214,000	1,979,543
Powertech Technology, Inc.	451,000	1,488,352
Taishin Financial Holdings Co. Ltd.	7,324,890	3,207,108
Taiwan Cement Corp.	804,000	856,409
Taiwan Semiconductor Manufacturing Co. Ltd.	5,012,393	10,317,619
Tripod Technology Corp.	398,000	1,528,018
U-Ming Marine Transport Corp.	431,000	887,208
Wistron Corp.	1,024,000	2,104,545
TOTAL TAIWAN		58,271,350
Thailand - 4.9%
Advanced Info Service PCL (For. Reg.)	209,200	628,858
Asian Property Development PCL (For. Reg.)	1,197,500	263,978
Bangkok Bank Public Co. Ltd.:
(For. Reg.)	387,900	2,001,688
NVDR	163,000	811,189
Banpu PCL unit	156,000	4,032,866
BEC World PCL (For. Reg.)	968,100	1,075,128
C.P. Seven Eleven PCL	964,900	1,434,137
Charoen Pokphand Foods PCL (For. Reg.)	1,516,900	1,180,487
Electricity Generating PCL:
unit	166,300	533,226
(For. Reg.)	393,700	1,262,365
LPN Development PCL	652,300	252,728
National Finance PCL (For. Reg.)	1,089,100	1,436,855
Preuksa Real Estate PCL (For. Reg.)	656,100	473,339
Common Stocks - continued
	Shares	Value
Thailand - continued
PTT Aromatics & Refining PLC	1,836,500	$ 1,824,846
Quality Houses PCL	6,187,000	479,420
Siam Cement PCL (For. Reg.)	169,700	1,864,773
Supalai PCL (For. Reg.)	2,140,000	857,715
TOTAL THAILAND		20,413,598
United Kingdom - 0.9%
HSBC Holdings PLC (Hong Kong)	270,828	2,822,957
Vedanta Resources PLC	25,100	834,440
TOTAL UNITED KINGDOM		3,657,397
United States of America - 0.1%
China Natural Gas, Inc. (a)(d)	13,300	82,061
Cognizant Technology Solutions Corp. Class A (a)	2,900	189,051
TOTAL UNITED STATES OF AMERICA		271,112
TOTAL COMMON STOCKS (Cost $321,814,732)		401,454,065
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.23% (b)	8,492,417	8,492,417
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	1,122,900	1,122,900
TOTAL MONEY MARKET FUNDS (Cost $9,615,317)		9,615,317
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $331,430,049)		411,069,382
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,547,700
NET ASSETS - 100%		$ 412,617,082
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,419
Fidelity Securities Lending Cash Central Fund	44,746
Total	$ 59,165
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 78,613,754	$ 68,501,244	$ 10,112,510	$ -
China	62,965,029	47,851,639	15,113,390	-
Taiwan	58,271,350	47,953,731	10,317,619	-
Hong Kong	58,059,512	38,035,040	20,024,472	-
India	45,629,807	37,480,735	8,138,773	10,299
Singapore	23,330,389	23,330,389	-	-
Thailand	20,413,598	20,413,598	-	-
Cayman Islands	16,409,876	16,409,876	-	-
Malaysia	11,143,135	11,143,135	-	-
Other	26,617,615	23,794,658	2,822,957	-
Money Market Funds	9,615,317	9,615,317	-	-
Total Investments in Securities:	$ 411,069,382	$ 344,529,362	$ 66,529,721	$ 10,299
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	10,299
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 10,299
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,069,128) - See accompanying schedule: Unaffiliated issuers (cost $321,814,732)	$ 401,454,065
Fidelity Central Funds (cost $9,615,317)	9,615,317
Total Investments (cost $331,430,049)		$ 411,069,382
Foreign currency held at value (cost $22,603)		22,634
Receivable for investments sold		1,832,733
Receivable for fund shares sold		1,451,748
Dividends receivable		199,927
Distributions receivable from Fidelity Central Funds		6,645
Other receivables		311,868
Total assets		414,894,937

Liabilities
Payable for fund shares redeemed	$ 537,465
Accrued management fee	239,296
Distribution and service plan fees payable	159,773
Other affiliated payables	97,577
Other payables and accrued expenses	120,844
Collateral on securities loaned, at value	1,122,900
Total liabilities		2,277,855

Net Assets		$ 412,617,082
Net Assets consist of:
Paid in capital		$ 308,680,969
Undistributed net investment income		1,972,932
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		22,311,022
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,652,159
Net Assets		$ 412,617,082

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,254,827 ÷ 5,741,073 shares)	$ 32.97

Maximum offering price per share (100/94.25 of $32.97)	$ 34.98
Class T: Net Asset Value and redemption price per share ($61,619,507 ÷ 1,913,837 shares)	$ 32.20

Maximum offering price per share (100/96.50 of $32.20)	$ 33.37
Class B: Net Asset Value and offering price per share ($29,611,355 ÷ 964,059 shares)A	$ 30.72

Class C: Net Asset Value and offering price per share ($87,088,942 ÷ 2,847,675 shares)A	$ 30.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($45,042,451 ÷ 1,332,662 shares)	$ 33.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 8,449,311
Interest		50
Income from Fidelity Central Funds		59,165
Income before foreign taxes withheld		8,508,526
Less foreign taxes withheld		(876,943)
Total income		7,631,583

Expenses
Management fee	$ 2,397,259
Transfer agent fees	900,588
Distribution and service plan fees	1,615,364
Accounting and security lending fees	175,511
Custodian fees and expenses	378,039
Independent trustees' compensation	1,856
Registration fees	71,295
Audit	103,825
Legal	1,509
Interest	1,167
Miscellaneous	3,691
Total expenses before reductions	5,650,104
Expense reductions	(137,688)	5,512,416
Net investment income (loss)		2,119,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,247,481
Foreign currency transactions	(133,318)
Total net realized gain (loss)		58,114,163
Change in net unrealized appreciation (depreciation) on: Investment securities	23,745,972
Assets and liabilities in foreign currencies	21,285
Total change in net unrealized appreciation (depreciation)		23,767,257
Net gain (loss)		81,881,420
Net increase (decrease) in net assets resulting from operations		$ 84,000,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,119,167	$ 1,327,380
Net realized gain (loss)	58,114,163	(7,124,629)
Change in net unrealized appreciation (depreciation)	23,767,257	100,271,241
Net increase (decrease) in net assets resulting from operations	84,000,587	94,473,992
Distributions to shareholders from net investment income	(971,544)	(378,765)
Distributions to shareholders from net realized gain	(2,532,430)	-
Total distributions	(3,503,974)	(378,765)
Share transactions - net increase (decrease)	46,082,399	41,327,444
Redemption fees	86,566	52,262
Total increase (decrease) in net assets	126,665,578	135,474,933

Net Assets
Beginning of period	285,951,504	150,476,571
End of period (including undistributed net investment income of $1,972,932 and undistributed net investment income of $948,615, respectively)	$ 412,617,082	$ 285,951,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.96	$ 15.74	$ 37.55	$ 22.48	$ 17.70
Income from Investment Operations
Net investment income (loss) C	.25	.19	.19	.24	.22
Net realized and unrealized gain (loss)	7.09	10.07	(18.72)	16.64	6.10
Total from investment operations	7.34	10.26	(18.53)	16.88	6.32
Distributions from net investment income	(.12)	(.05)	(.23)	(.15)	(.16)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.34)	(.05)	(3.29)	(1.83)	(1.55)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 32.97	$ 25.96	$ 15.74	$ 37.55	$ 22.48
Total Return A, B	28.53%	65.43%	(53.66)%	80.43%	38.02%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.54%	1.50%	1.47%	1.73%
Expenses net of fee waivers, if any	1.44%	1.50%	1.50%	1.47%	1.50%
Expenses net of all reductions	1.40%	1.41%	1.41%	1.40%	1.39%
Net investment income (loss)	.86%	.94%	.73%	.88%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 189,255	$ 131,564	$ 71,722	$ 152,630	$ 55,790
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 15.43	$ 36.88	$ 22.13	$ 17.45
Income from Investment Operations
Net investment income (loss) C	.15	.14	.12	.16	.17
Net realized and unrealized gain (loss)	6.94	9.86	(18.38)	16.37	6.01
Total from investment operations	7.09	10.00	(18.26)	16.53	6.18
Distributions from net investment income	(.08)	(.04)	(.14)	(.12)	(.12)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.30)	(.04)	(3.20)	(1.80)	(1.51)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 32.20	$ 25.40	$ 15.43	$ 36.88	$ 22.13
Total Return A, B	28.13%	65.06%	(53.79)%	79.98%	37.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.84%	1.80%	1.79%	2.07%
Expenses net of fee waivers, if any	1.74%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.70%	1.66%	1.66%	1.67%	1.64%
Net investment income (loss)	.55%	.69%	.48%	.61%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,620	$ 45,259	$ 25,205	$ 64,813	$ 28,850
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.29	$ 14.82	$ 35.55	$ 21.42	$ 16.94
Income from Investment Operations
Net investment income (loss) C	.02	.04	(.01)	.03	.06
Net realized and unrealized gain (loss)	6.61	9.45	(17.68)	15.79	5.84
Total from investment operations	6.63	9.49	(17.69)	15.82	5.90
Distributions from net investment income	-	(.03)	-	(.03)	(.04)
Distributions from net realized gain	(.21)	-	(3.05)	(1.68)	(1.39)
Total distributions	(.21)	(.03)	(3.05)	(1.71)	(1.43)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 30.72	$ 24.29	$ 14.82	$ 35.55	$ 21.42
Total Return A, B	27.48%	64.23%	(54.01)%	79.01%	36.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.24%	2.32%	2.29%	2.28%	2.59%
Expenses net of fee waivers, if any	2.24%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.20%	2.16%	2.16%	2.17%	2.14%
Net investment income (loss)	.06%	.19%	(.02)%	.11%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,611	$ 25,750	$ 17,040	$ 40,775	$ 18,985
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.19	$ 14.76	$ 35.48	$ 21.39	$ 16.94
Income from Investment Operations
Net investment income (loss) C	.03	.04	- H	.04	.06
Net realized and unrealized gain (loss)	6.59	9.41	(17.63)	15.76	5.84
Total from investment operations	6.62	9.45	(17.63)	15.80	5.90
Distributions from net investment income	(.02)	(.03)	(.04)	(.05)	(.07)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.24)	(.03)	(3.10)	(1.73)	(1.46)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 30.58	$ 24.19	$ 14.76	$ 35.48	$ 21.39
Total Return A, B	27.58%	64.21%	(54.02)%	79.05%	37.02%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.28%	2.25%	2.21%	2.46%
Expenses net of fee waivers, if any	2.17%	2.25%	2.25%	2.21%	2.25%
Expenses net of all reductions	2.13%	2.16%	2.16%	2.13%	2.14%
Net investment income (loss)	.12%	.19%	(.02)%	.14%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,089	$ 59,491	$ 30,577	$ 82,070	$ 33,047
Portfolio turnover rate E	138%	91%	92% G	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.58	$ 16.07	$ 38.25	$ 22.84	$ 17.97
Income from Investment Operations
Net investment income (loss) B	.34	.26	.27	.34	.27
Net realized and unrealized gain (loss)	7.26	10.29	(19.09)	16.92	6.19
Total from investment operations	7.60	10.55	(18.82)	17.26	6.46
Distributions from net investment income	(.17)	(.05)	(.31)	(.19)	(.21)
Distributions from net realized gain	(.22)	-	(3.06)	(1.68)	(1.39)
Total distributions	(.39)	(.05)	(3.37)	(1.87)	(1.60)
Redemption fees added to paid in capital B	.01	.01	.01	.02	.01
Net asset value, end of period	$ 33.80	$ 26.58	$ 16.07	$ 38.25	$ 22.84
Total Return A	28.87%	65.94%	(53.53)%	80.97%	38.28%
Ratios to Average Net Assets C, E
Expenses before reductions	1.14%	1.25%	1.20%	1.16%	1.41%
Expenses net of fee waivers, if any	1.14%	1.25%	1.20%	1.16%	1.25%
Expenses net of all reductions	1.10%	1.16%	1.11%	1.08%	1.14%
Net investment income (loss)	1.16%	1.18%	1.03%	1.20%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,042	$ 23,888	$ 5,933	$ 16,300	$ 5,086
Portfolio turnover rate D	138%	91%	92% F	66%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 82,381,299
Gross unrealized depreciation	(4,100,234)
Net unrealized appreciation (depreciation)	$ 78,281,065

Tax Cost	$ 332,788,317

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,510,734
Undistributed long-term capital gain	$ 22,131,489
Net unrealized appreciation (depreciation)	$ 78,293,891

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,503,974	$ 378,765

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $497,568,164 and $452,618,938, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 387,193	$ 13,813
Class T	.25%	.25%	260,010	380
Class B	.75%	.25%	270,241	202,921
Class C	.75%	.25%	697,920	180,451
			$ 1,615,364	$ 397,565

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 102,146
Class T	18,095
Class B *	61,217
Class C*	18,167
$ 199,625

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 404,308.26
Class T	164,938.32
Class B	84,247.31
Class C	173,270.25
Institutional Class	73,825.21
	$ 900,588

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $72 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,908,818.43%		$ 1,167

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,292 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $44,746. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $137,629 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 615,994	$ 205,871
Class T	138,177	65,048
Class B	-	32,430
Class C	55,860	56,716
Institutional Class	161,513	18,700
Total	$ 971,544	$ 378,765

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2010	2009
From net realized gain
Class A	$ 1,138,813	$ -
Class T	399,983	-
Class B	223,532	-
Class C	558,596	-
Institutional Class	211,506	-
Total	$ 2,532,430	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,066,420	1,822,219	$ 59,859,672	$ 40,851,858
Reinvestment of distributions	54,021	11,447	1,525,557	172,610
Shares redeemed	(1,447,315)	(1,322,917)	(40,817,600)	(25,301,756)
Net increase (decrease)	673,126	510,749	$ 20,567,629	$ 15,722,712
Class T
Shares sold	516,790	578,954	$ 14,594,570	$ 11,921,295
Reinvestment of distributions	18,968	4,255	524,658	63,009
Shares redeemed	(403,834)	(434,633)	(11,178,425)	(8,198,583)
Net increase (decrease)	131,924	148,576	$ 3,940,803	$ 3,785,721
Class B
Shares sold	202,362	214,878	$ 5,365,940	$ 4,421,597
Reinvestment of distributions	6,691	1,834	177,369	26,200
Shares redeemed	(305,292)	(306,312)	(8,111,865)	(5,387,171)
Net increase (decrease)	(96,239)	(89,600)	$ (2,568,556)	$ (939,374)
Class C
Shares sold	996,034	985,972	$ 27,112,281	$ 20,555,792
Reinvestment of distributions	18,926	3,108	499,282	44,229
Shares redeemed	(626,174)	(601,665)	(16,404,984)	(10,608,252)
Net increase (decrease)	388,786	387,415	$ 11,206,579	$ 9,991,769

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	836,632	726,101	$ 24,478,070	$ 16,617,065
Reinvestment of distributions	9,083	550	262,322	8,469
Shares redeemed	(411,905)	(196,957)	(11,804,448)	(3,858,918)
Net increase (decrease)	433,810	529,694	$ 12,935,944	$ 12,766,616

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.288	$1.805

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2010, $22,131,489, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 35% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.3559 and $.0355 for the dividend paid 12/07/09.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Asia Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEAI-UANN-1210
1.784738.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	17.52%	11.47%	13.95%
Class T (incl. 3.50% sales charge)	20.03%	11.71%	14.06%
Class B (incl. contingent deferred sales charge) B	18.77%	11.70%	14.11%
Class C (incl. contingent deferred sales charge) C	22.80%	11.95%	14.12%

A From March 29, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Emerging Markets Fund - Class A on March 29, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The return-to-risk theme was evident within emerging markets during the 12 months ending October 31, 2010. The combination of strong economic growth and superior fiscal conditions bolstered the performance of emerging-markets stocks, as they finished the period well ahead of most foreign developed-country stock indexes. Several smaller country constituents provided a big boost to the index, while most of its biggest components, though strong, still lagged. The falling value of the U.S. dollar relative to most emerging-markets currencies also provided a meaningful contribution. Rising commodity prices supported returns in commodity-producing regions, such as Latin America, which also benefited from the announced integration of the Chile, Colombia and Peru stock exchanges, scheduled for November. For the 12 months ending October 31, 2010, the MSCI® Emerging Markets Index climbed 23.89%. Among emerging-markets countries, major index components South Korea, Taiwan, Brazil and China gained roughly 25%, 21%, 15% and 9%, respectively. India, also a large constituent, solidly beat the index, returning about 35%. Other strong-performing countries included Thailand (62%), Turkey (55%), Indonesia (52%), Malaysia (36%), Mexico (34%) and South Africa (33%).

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity AdvisorSM Emerging Markets Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares gained 24.69%, 24.38%, 23.77% and 23.80%, respectively (excluding sales charges), straddling the return of the MSCI index. Relative performance was aided by stock selection and an overweighting in consumer discretionary. Solid picks in information technology, energy and materials also bolstered our results, as did underweighting financials. From a country standpoint, security selection in Russia, China, India and South Korea aided performance, along with an overweighting and rewarding stock picking in Indonesia. Two Chinese stocks topped our list of relative contributors: an out-of-benchmark stake in Internet search/advertising Baidu and not owning weak-performing index component China Life Insurance. Indonesian tobacco producer/distributor Gudang Garam also bolstered results. On the negative side, a small cash position dampened the fund's gain in a rising market. Weak stock selection and an underweighting in industrials also hurt, as did lackluster picks in utilities and telecommunication services. Geographically, our selections in Brazil were weak, and underweighting Chile also hurt. Hungarian holding OTP Bank suffered from that nation's decision to impose a bank tax. Russian oil producer Rosneft also detracted. Both detractors I've mentioned were sold from the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.54%
Actual		$ 1,000.00	$ 1,099.20	$ 8.15
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class T	1.79%
Actual		$ 1,000.00	$ 1,098.10	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,016.18	$ 9.10
Class B	2.29%
Actual		$ 1,000.00	$ 1,095.60	$ 12.10
HypotheticalA		$ 1,000.00	$ 1,013.66	$ 11.62
Class C	2.28%
Actual		$ 1,000.00	$ 1,095.70	$ 12.04
HypotheticalA		$ 1,000.00	$ 1,013.71	$ 11.57
Institutional Class	1.22%
Actual		$ 1,000.00	$ 1,101.50	$ 6.46
HypotheticalA		$ 1,000.00	$ 1,019.06	$ 6.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.1	1.3
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.9	3.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.9	2.4
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	1.9	1.3
Petroleo Brasileiro SA-Petrobras (PN), (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	1.9	2.9
	9.7
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	22.1
Materials	15.8	16.3
Energy	13.2	13.1
Consumer Discretionary	10.6	8.3
Information Technology	9.7	14.3
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	13.4	13.9
Korea (South)	11.8	11.9
India	8.7	6.6
China	8.0	7.8
Russia	7.9	8.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 98.1%	Stocks 96.5%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 3.5%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Argentina - 0.5%
Banco Macro SA sponsored ADR	73,676	$ 3,672,749
Austria - 0.2%
Erste Bank AG	32,350	1,459,785
Bahamas (Nassau) - 0.2%
Petrominerales Ltd.	42,900	1,099,105
Bailiwick of Jersey - 0.7%
Heritage Oil PLC	239,841	1,323,780
Randgold Resources Ltd. sponsored ADR	28,000	2,629,760
West China Cement Ltd. (a)	2,134,000	825,931
TOTAL BAILIWICK OF JERSEY		4,779,471
Bermuda - 2.4%
Aquarius Platinum Ltd.:
(Australia)	454,459	2,613,387
(United Kingdom)	199,511	1,151,687
China Yurun Food Group Ltd.	716,000	2,785,022
CNPC (Hong Kong) Ltd.	2,239,000	2,848,126
Credicorp Ltd. (NY Shares)	13,500	1,699,380
Jinhui Shipping & Transportation Ltd. (a)	69,643	276,941
Orient Overseas International Ltd.	401,000	3,515,298
Sinofert Holdings Ltd. (a)	2,186,000	1,156,278
Texwinca Holdings Ltd.	1,012,000	1,104,534
TOTAL BERMUDA		17,150,653
Brazil - 13.4%
AES Tiete SA (PN) (non-vtg.)	97,600	1,345,356
Banco Bradesco SA (PN) sponsored ADR (d)	641,690	13,347,152
Banco do Brasil SA	258,000	5,019,868
Banco do Estado do Rio Grande do Sul SA	71,800	788,821
Brascan Residential Properties SA	119,000	647,743
Brasil Insurance Participacoes e Administracao SA (a)	900	714,202
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	34,900	4,859,476
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (d)	1,347	24,030
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (d)	331,700	5,599,096
Confab Industrial SA (PN) (non-vtg.)	117,200	423,689
Drogasil SA	46,700	1,181,226
Eletropaulo Metropolitana SA (PN-B)	53,400	932,271
Estacio Participacoes SA	52,000	776,699
Even Construtora e Incorporadora SA	88,300	502,436
Common Stocks - continued
	Shares	Value
Brazil - continued
Fleury SA	57,000	$ 737,127
Gafisa SA sponsored ADR (d)	231,850	3,892,762
Light SA	97,400	1,226,374
Localiza Rent A Car SA	168,500	2,788,194
Lojas Renner SA	94,300	3,724,994
Natura Cosmeticos SA	106,700	3,054,485
OGX Petroleo e Gas Participacoes SA (a)	584,400	7,667,416
OSX Brasil SA	2,100	675,229
PDG Realty SA Empreendimentos e Participacoes	287,600	3,595,845
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	61,200	2,088,144
(PN) (non-vtg.)	300,300	4,563,105
(PN) sponsored ADR (non-vtg.)	278,710	8,692,965
TIM Participacoes SA sponsored ADR (non-vtg.)	75,100	2,422,726
Vale SA (PN-A) sponsored ADR	484,000	13,905,320
Weg SA	64,000	826,522
TOTAL BRAZIL		96,023,273
Canada - 1.7%
Eldorado Gold Corp.	183,185	3,101,878
First Quantum Minerals Ltd.	44,600	3,905,506
Niko Resources Ltd.	15,800	1,507,344
Pacific Rubiales Energy Corp. (a)	25,600	816,017
Sherritt International Corp.	111,000	863,055
Uranium One, Inc. (a)	562,500	2,299,858
TOTAL CANADA		12,493,658
Cayman Islands - 2.9%
3SBio, Inc. sponsored ADR (a)	70,306	1,058,105
Alibaba.com Ltd. (a)	316,000	617,222
China Shanshui Cement Group Ltd.	3,101,000	2,208,356
Daphne International Holdings Ltd.	1,860,000	2,078,065
Eurasia Drilling Co. Ltd.:
GDR (e)	16,500	420,750
GDR (Reg. S)	136,902	3,491,001
Evergreen International Holdings Ltd. (a)	38,000	22,551
Geely Automobile Holdings Ltd. (d)	3,925,000	2,212,837
Global Education & Technology Group Ltd. ADR (a)	2,800	27,804
Hidili Industry International Development Ltd.	2,044,000	2,178,157
International Mining Machinery Holdings Ltd.	1,528,000	1,330,624
Kingboard Chemical Holdings Ltd.	647,000	3,146,834
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	39,750	22,769
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Microport Scientific Corp.	27,000	$ 27,518
Shenguan Holdings Group Ltd.	640,000	833,930
Trina Solar Ltd. ADR (a)(d)	47,200	1,263,072
TOTAL CAYMAN ISLANDS		20,939,595
China - 8.0%
Anhui Expressway Co. Ltd. (H Shares)	976,000	742,900
Baidu.com, Inc. sponsored ADR (a)	29,115	3,202,941
China Communications Services Corp. Ltd. (H Shares)	2,086,000	1,216,413
China Construction Bank Corp. (H Shares)	9,078,000	8,654,916
China Merchants Bank Co. Ltd. (H Shares)	2,077,342	5,896,020
China Minsheng Banking Corp. Ltd. (H Shares)	1,854,000	1,724,540
China Suntien Green Energy Corp. Ltd. (H Shares)	137,000	46,131
Digital China Holdings Ltd. (H Shares)	573,000	1,034,930
Golden Eagle Retail Group Ltd. (H Shares)	1,152,000	3,061,597
Harbin Power Equipment Co. Ltd. (H Shares)	1,716,000	2,311,245
Industrial & Commercial Bank of China Ltd. (H Shares)	16,023,000	12,899,019
Minth Group Ltd.	1,463,000	2,736,784
Ping An Insurance Group Co. China Ltd. (H Shares)	717,000	7,719,226
Weichai Power Co. Ltd. (H Shares)	115,000	1,510,337
Yantai Changyu Pioneer Wine Co. (B Shares)	294,239	3,792,224
Zhaojin Mining Industry Co. Ltd. (H Shares)	117,000	363,774
TOTAL CHINA		56,912,997
Colombia - 0.6%
Ecopetrol SA ADR (d)	83,100	3,967,194
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	82,400	3,650,839
Komercni Banka AS	19,993	4,536,417
TOTAL CZECH REPUBLIC		8,187,256
Egypt - 0.8%
Commercial International Bank Ltd. sponsored GDR	773,408	5,916,571
Georgia - 0.2%
Bank of Georgia unit (a)	65,500	1,080,095
Hong Kong - 4.0%
China Mobile (Hong Kong) Ltd.	1,061,700	10,842,414
Chow Sang Sang Holdings International Ltd.	272,000	715,859
CNOOC Ltd.	4,667,000	9,743,381
CNOOC Ltd. sponsored ADR (d)	15,200	3,175,584
Common Stocks - continued
	Shares	Value
Hong Kong - continued
I.T Ltd.	710,000	$ 599,052
Shanghai Industrial Holdings Ltd.	791,000	3,643,116
TOTAL HONG KONG		28,719,406
Hungary - 0.2%
Egis Rt.	9,660	1,134,884
India - 8.7%
Bank of Baroda	188,912	4,482,205
Bharat Heavy Electricals Ltd.	71,922	3,968,164
Housing Development Finance Corp. Ltd.	409,052	6,346,420
Idea Cellular Ltd. (a)	816,360	1,242,267
Indian Oil Corp. Ltd.	105,445	994,502
Indian Overseas Bank	416,476	1,501,475
Infosys Technologies Ltd. sponsored ADR	110,897	7,478,894
Infotech Enterprises Ltd.	93,657	345,680
Infrastructure Development Finance Co. Ltd.	864,610	3,902,205
Jain Irrigation Systems Ltd.	563,515	2,949,475
JSW Steel Ltd.	143,166	4,334,385
LIC Housing Finance Ltd.	23,184	701,169
Radico Khaitan Ltd.	117,492	473,944
Reliance Industries Ltd.	354,189	8,759,835
Rural Electrification Corp. Ltd.	416,544	3,483,182
Shriram Transport Finance Co. Ltd.	77,265	1,536,410
Tata Consultancy Services Ltd.	249,445	5,925,339
Tata Steel Ltd.	69,491	924,038
Ultratech Cement Ltd.	103,025	2,556,508
TOTAL INDIA		61,906,097
Indonesia - 6.0%
Indofood Sukses Makmur Tbk PT (a)	1,031,500	657,851
PT Astra International Tbk	831,000	5,299,799
PT Bank Mandiri (Persero) Tbk	1,864,500	1,460,306
PT Bank Negara Indonesia (Persero) Tbk	7,737,500	3,376,360
PT Bank Rakyat Indonesia Tbk	4,013,000	5,118,675
PT Bank Tabungan Negara Tbk	4,634,000	1,031,793
PT Bumi Serpong Damai Tbk	6,288,500	591,030
PT Ciputra Development Tbk (a)	14,439,000	678,531
PT Delta Dunia Petroindo Tbk (a)	9,099,500	1,089,394
PT Gudang Garam Tbk	664,500	3,546,475
PT Indo Tambangraya Megah Tbk	389,500	1,969,833
PT Indocement Tunggal Prakarsa Tbk	2,178,500	4,460,589
PT Indofood Sukses Makmur Tbk	7,463,500	4,342,396
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Kalbe Farma Tbk	4,199,500	$ 1,256,912
PT Perusahaan Gas Negara Tbk Series B	5,981,700	2,710,586
PT Tambang Batubbara Bukit Asam Tbk	402,500	884,936
PT Tower Bersama Infrastructure Tbk	5,965,000	1,701,900
PT XL Axiata Tbk (a)	4,435,500	2,853,605
TOTAL INDONESIA		43,030,971
Kazakhstan - 0.3%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	113,377	1,950,084
Korea (South) - 11.8%
Busan Bank	115,560	1,438,719
CJ Corp.	37,857	2,669,684
Daegu Bank Co. Ltd.	99,630	1,306,841
Daelim Industrial Co.	26,393	2,149,932
Doosan Co. Ltd.	14,089	1,898,162
GS Holdings Corp.	38,060	1,996,923
Hanjin Heavy Industries & Consolidated Co. Ltd.	64,127	2,446,463
Honam Petrochemical Corp.	17,477	3,854,420
Hyundai Department Store Co. Ltd.	8,984	994,671
Hyundai Heavy Industries Co. Ltd.	15,786	5,145,014
Hyundai Mobis	29,270	7,288,216
Hyundai Motor Co.	69,081	10,443,547
Industrial Bank of Korea	332,840	4,780,227
Kia Motors Corp.	142,910	5,706,232
KT Corp.	67,330	2,654,576
LG Chemical Ltd.	8,890	2,743,290
Lumens Co. Ltd. (a)	110,857	985,834
NCsoft Corp.	14,333	3,154,662
Samsung Electronics Co. Ltd.	20,158	13,355,009
Shinhan Financial Group Co. Ltd.	183,610	7,110,907
Tong Yang Securities, Inc.	140,980	1,422,964
Young Poong Precision Corp.	33,794	395,190
TOTAL KOREA (SOUTH)		83,941,483
Lebanon - 0.0%
BLOM Bank SAL GDR	33,800	310,960
Luxembourg - 0.8%
Evraz Group SA GDR (a)	109,693	3,325,892
Millicom International Cellular SA	27,000	2,554,200
TOTAL LUXEMBOURG		5,880,092
Common Stocks - continued
	Shares	Value
Malaysia - 0.8%
AirAsia Bhd (a)	1,193,800	$ 947,826
Axiata Group Bhd (a)	2,052,000	2,961,581
RHB Capital BHD	324,200	836,813
Top Glove Corp. Bhd	606,800	1,072,774
TOTAL MALAYSIA		5,818,994
Mexico - 2.7%
America Movil SAB de CV Series L sponsored ADR	266,968	15,286,582
Banco Compartamos SA de CV	371,100	2,628,844
Genomma Lab Internacional SA de CV (a)	472,200	1,025,799
TOTAL MEXICO		18,941,225
Nigeria - 0.3%
Guaranty Trust Bank PLC GDR (Reg. S)	322,072	2,338,243
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	434,500	682,232
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	86,089	4,566,161
Poland - 0.1%
Bank Handlowy w Warszawie SA	31,126	982,737
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	394,744	1,808,782
Russia - 7.9%
Cherkizovo Group OJSC GDR (a)	68,074	1,386,882
LSR Group OJSC GDR (Reg. S) (a)	105,400	895,900
Magnit OJSC GDR (Reg. S)	180,961	4,838,897
Mechel Steel Group OAO sponsored ADR	140,300	3,304,065
OAO NOVATEK GDR	77,998	7,460,509
OAO Raspadskaya (a)	124,100	722,614
OAO Tatneft sponsored ADR	134,400	4,240,320
OJSC MMC Norilsk Nickel sponsored ADR	263,717	4,918,322
OJSC Oil Company Rosneft GDR (Reg. S)	955,000	6,656,350
Polymetal JSC GDR (Reg. S) (a)	248,906	3,932,715
Protek (a)	42,900	77,878
RusHydro JSC:
rights 6/30/10 (a)	429,046	22,126
sponsored ADR (a)	591,729	3,062,198
Sberbank (Savings Bank of the Russian Federation)	2,072,600	6,811,166
Sberbank (Savings Bank of the Russian Federation) GDR	9,007	3,383,853
Severstal JSC (a)	69,200	944,405
Common Stocks - continued
	Shares	Value
Russia - continued
Sistema JSFC sponsored GDR	126,821	$ 3,271,982
TGK-1 OAO (a)	1,003,697,000	696,566
TOTAL RUSSIA		56,626,748
Singapore - 0.8%
Keppel Corp. Ltd.	325,000	2,505,988
Straits Asia Resources Ltd.	1,264,000	2,236,390
Yanlord Land Group Ltd.	546,000	725,581
TOTAL SINGAPORE		5,467,959
South Africa - 6.4%
African Bank Investments Ltd.	797,247	4,090,343
African Rainbow Minerals Ltd.	144,368	3,683,058
AngloGold Ashanti Ltd.	89,100	4,178,796
AngloGold Ashanti Ltd. sponsored ADR	47,100	2,218,881
Aspen Pharmacare Holdings Ltd.	219,026	2,923,453
Clicks Group Ltd.	409,078	2,668,770
Foschini Ltd.	273,866	3,324,291
Imperial Holdings Ltd.	7,072	115,342
Mr Price Group Ltd.	419,577	3,813,002
Mvelaphanda Resources Ltd. (a)	487,559	3,187,729
Shoprite Holdings Ltd.	278,600	3,938,155
Standard Bank Group Ltd.	446,933	6,590,699
Wilson Bayly Holmes-Ovcon Ltd.	58,277	1,126,265
Woolworths Holdings Ltd.	953,361	3,735,842
TOTAL SOUTH AFRICA		45,594,626
Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	97,554	1,282,835
Banco Santander SA sponsored ADR	50,900	652,029
TOTAL SPAIN		1,934,864
Taiwan - 6.9%
Advanced Semiconductor Engineering, Inc.	775,432	675,139
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	630,574	2,793,443
Alpha Networks, Inc.	1,180,000	1,048,718
Asia Cement Corp.	2,885,926	2,975,036
Chroma ATE, Inc.	570,393	1,468,615
Farglory Land Development Co. Ltd.	477,000	1,184,512
Formosa Plastics Corp.	2,177,000	6,245,404
Fubon Financial Holding Co. Ltd.	3,399,726	4,165,650
HTC Corp.	372,050	8,400,149
Common Stocks - continued
	Shares	Value
Taiwan - continued
Huaku Development Co. Ltd.	333,000	$ 923,761
Macronix International Co. Ltd.	5,707,061	3,515,050
Pegatron Corp. (a)	1,245,000	1,686,171
Ruentex Development Co. Ltd.	378,000	627,427
Taishin Financial Holdings Co. Ltd.	8,750,130	3,831,130
Taiwan Cement Corp.	1,518,000	1,616,952
Taiwan Semiconductor Manufacturing Co. Ltd.	1,581,534	3,255,464
Unimicron Technology Corp.	420,000	714,981
Wistron Corp.	2,087,499	4,290,269
TOTAL TAIWAN		49,417,871
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.)	840,400	2,526,253
Banpu PCL (For. Reg.)	71,400	1,845,812
BEC World PCL (For. Reg.)	1,219,500	1,354,321
Siam Commercial Bank PCL (For. Reg.)	1,287,200	4,406,747
Total Access Communication PCL (For. Reg.)	14,600	20,481
TOTAL THAILAND		10,153,614
Turkey - 3.2%
Enka Insaat ve Sanayi AS	325,222	1,485,187
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	631,000	959,060
Tofas Turk Otomobil Fabrikasi AS	501,202	2,778,049
Turk Hava Yollari AO	1,166,142	4,837,583
Turkiye Garanti Bankasi AS	1,458,375	8,947,710
Turkiye Halk Bankasi AS	360,000	3,639,406
TOTAL TURKEY		22,646,995
United Arab Emirates - 0.3%
DP World Ltd.	3,301,483	1,977,588
United Kingdom - 0.8%
Hikma Pharmaceuticals PLC	204,043	2,569,493
Xstrata PLC	172,825	3,349,004
TOTAL UNITED KINGDOM		5,918,497
United States of America - 0.7%
CTC Media, Inc.	92,000	2,171,200
Freeport-McMoRan Copper & Gold, Inc.	33,122	3,135,991
TOTAL UNITED STATES OF AMERICA		5,307,191
TOTAL COMMON STOCKS (Cost $538,959,000)		700,740,706
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	5,123,487	$ 5,123,487
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	26,828,675	26,828,675
TOTAL MONEY MARKET FUNDS (Cost $31,952,162)		31,952,162
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $570,911,162)		732,692,868
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(18,646,437)
NET ASSETS - 100%		$ 714,046,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $420,750 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,975
Fidelity Securities Lending Cash Central Fund	119,973
Total	$ 148,948
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 96,023,273	$ 95,309,071	$ 714,202	$ -
Korea (South)	83,941,483	81,286,907	2,654,576	-
India	61,906,097	57,423,892	4,482,205	-
China	56,912,997	56,912,997	-	-
Russia	56,626,748	56,626,748	-	-
Taiwan	49,417,871	45,487,268	3,930,603	-
South Africa	45,594,626	41,415,830	4,178,796	-
Indonesia	43,030,971	43,030,971	-	-
Hong Kong	28,719,406	8,133,611	20,585,795	-
Other	178,567,234	178,544,683	22,551	-
Money Market Funds	31,952,162	31,952,162	-	-
Total Investments in Securities:	$ 732,692,868	$ 696,124,140	$ 36,568,728	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,214
Total Realized Gain (Loss)	(585,848)
Total Unrealized Gain (Loss)	586,553
Cost of Purchases	-
Proceeds of Sales	(8,919)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $120,287,626 of which $34,783,611 and $85,504,015 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $26,322,895) - See accompanying schedule: Unaffiliated issuers (cost $538,959,000)	$ 700,740,706
Fidelity Central Funds (cost $31,952,162)	31,952,162
Total Investments (cost $570,911,162)		$ 732,692,868
Foreign currency held at value (cost $187,486)		187,770
Receivable for investments sold		3,626,831
Receivable for fund shares sold		8,035,226
Dividends receivable		1,069,669
Distributions receivable from Fidelity Central Funds		11,993
Other receivables		832,392
Total assets		746,456,749

Liabilities
Payable for investments purchased	$ 2,978,374
Payable for fund shares redeemed	982,818
Accrued management fee	473,883
Distribution and service plan fees payable	215,399
Other affiliated payables	180,343
Other payables and accrued expenses	750,826
Collateral on securities loaned, at value	26,828,675
Total liabilities		32,410,318

Net Assets		$ 714,046,431
Net Assets consist of:
Paid in capital		$ 678,638,691
Undistributed net investment income		2,876,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(128,693,728)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		161,225,349
Net Assets		$ 714,046,431

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($286,969,778 ÷ 12,101,328 shares)	$ 23.71

Maximum offering price per share (100/94.25 of $23.71)	$ 25.16
Class T: Net Asset Value and redemption price per share ($104,416,924 ÷ 4,422,172 shares)	$ 23.61

Maximum offering price per share (100/96.50 of $23.61)	$ 24.47
Class B: Net Asset Value and offering price per share ($31,159,412 ÷ 1,346,506 shares)A	$ 23.14

Class C: Net Asset Value and offering price per share ($106,710,959 ÷ 4,613,748 shares)A	$ 23.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($184,789,358 ÷ 7,742,088 shares)	$ 23.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 14,303,797
Income from Fidelity Central Funds		148,948
Income before foreign taxes withheld		14,452,745
Less foreign taxes withheld		(1,608,281)
Total income		12,844,464

Expenses
Management fee	$ 4,957,849
Transfer agent fees	1,781,912
Distribution and service plan fees	2,354,595
Accounting and security lending fees	311,201
Custodian fees and expenses	652,462
Independent trustees' compensation	3,385
Registration fees	103,644
Audit	76,774
Legal	2,774
Miscellaneous	7,369
Total expenses before reductions	10,251,965
Expense reductions	(332,640)	9,919,325
Net investment income (loss)		2,925,139
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,271,092
Foreign currency transactions	(745,666)
Total net realized gain (loss)		51,525,426
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $135,635)	78,542,670
Assets and liabilities in foreign currencies	(9,023)
Total change in net unrealized appreciation (depreciation)		78,533,647
Net gain (loss)		130,059,073
Net increase (decrease) in net assets resulting from operations		$ 132,984,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,925,139	$ 2,011,330
Net realized gain (loss)	51,525,426	(85,535,731)
Change in net unrealized appreciation (depreciation)	78,533,647	248,506,280
Net increase (decrease) in net assets resulting from operations	132,984,212	164,981,879
Distributions to shareholders from net investment income	(1,614,133)	(2,545,671)
Distributions to shareholders from net realized gain	(3,680,474)	-
Total distributions	(5,294,607)	(2,545,671)
Share transactions - net increase (decrease)	64,839,760	78,864,198
Redemption fees	140,252	123,947
Total increase (decrease) in net assets	192,669,617	241,424,353

Net Assets
Beginning of period	521,376,814	279,952,461
End of period (including undistributed net investment income of $2,876,119 and undistributed net investment income of $1,565,113, respectively)	$ 714,046,431	$ 521,376,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.20	$ 12.59	$ 32.75	$ 19.22	$ 13.75
Income from Investment Operations
Net investment income (loss) C	.12	.10	.24	.09	.09
Net realized and unrealized gain (loss)	4.59	6.64	(19.61)	13.46	5.47
Total from investment operations	4.71	6.74	(19.37)	13.55	5.56
Distributions from net investment income	(.07)	(.14)	(.02)	(.03)	(.11)
Distributions from net realized gain	(.13)	-	(.79)	-	-
Total distributions	(.20)	(.14)	(.81)	(.03)	(.11)
Redemption fees added to paid in capital C	- G	.01	.02	.01	.02
Net asset value, end of period	$ 23.71	$ 19.20	$ 12.59	$ 32.75	$ 19.22
Total Return A, B	24.69%	54.54%	(60.55)%	70.63%	40.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.60%	1.59%	1.59%	1.84%
Expenses net of fee waivers, if any	1.56%	1.60%	1.59%	1.59%	1.60%
Expenses net of all reductions	1.50%	1.53%	1.53%	1.54%	1.49%
Net investment income (loss)	.59%	.70%	.94%	.36%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 286,970	$ 216,187	$ 122,911	$ 218,836	$ 68,232
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.14	$ 12.49	$ 32.52	$ 19.10	$ 13.69
Income from Investment Operations
Net investment income (loss) C	.07	.07	.17	.03	.05
Net realized and unrealized gain (loss)	4.57	6.64	(19.48)	13.38	5.43
Total from investment operations	4.64	6.71	(19.31)	13.41	5.48
Distributions from net investment income	(.04)	(.07)	-	-	(.09)
Distributions from net realized gain	(.13)	-	(.74)	-	-
Total distributions	(.17)	(.07)	(.74)	-	(.09)
Redemption fees added to paid in capital C	- G	.01	.02	.01	.02
Net asset value, end of period	$ 23.61	$ 19.14	$ 12.49	$ 32.52	$ 19.10
Total Return A, B	24.38%	54.17%	(60.66)%	70.26%	40.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.87%	1.84%	1.86%	2.12%
Expenses net of fee waivers, if any	1.81%	1.85%	1.84%	1.85%	1.85%
Expenses net of all reductions	1.76%	1.78%	1.79%	1.79%	1.74%
Net investment income (loss)	.33%	.44%	.69%	.11%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,417	$ 86,959	$ 47,300	$ 119,952	$ 41,369
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 12.26	$ 32.03	$ 18.91	$ 13.58
Income from Investment Operations
Net investment income (loss) C	(.03)	(.01)	.04	(.09)	(.04)
Net realized and unrealized gain (loss)	4.49	6.55	(19.13)	13.20	5.40
Total from investment operations	4.46	6.54	(19.09)	13.11	5.36
Distributions from net investment income	-	-	-	-	(.05)
Distributions from net realized gain	(.12)	-	(.70)	-	-
Total distributions	(.12)	-	(.70)	-	(.05)
Redemption fees added to paid in capital C	- G	- G	.02	.01	.02
Net asset value, end of period	$ 23.14	$ 18.80	$ 12.26	$ 32.03	$ 18.91
Total Return A, B	23.77%	53.34%	(60.83)%	69.38%	39.67%
Ratios to Average Net Assets D, F
Expenses before reductions	2.32%	2.36%	2.35%	2.37%	2.66%
Expenses net of fee waivers, if any	2.32%	2.35%	2.35%	2.35%	2.35%
Expenses net of all reductions	2.26%	2.28%	2.30%	2.29%	2.24%
Net investment income (loss)	(.17)%	(.05)%	.18%	(.39)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,159	$ 27,580	$ 17,307	$ 41,042	$ 18,622
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 12.26	$ 32.04	$ 18.91	$ 13.59
Income from Investment Operations
Net investment income (loss) C	(.03)	(.01)	.05	(.09)	(.04)
Net realized and unrealized gain (loss)	4.49	6.54	(19.15)	13.21	5.39
Total from investment operations	4.46	6.53	(19.10)	13.12	5.35
Distributions from net investment income	-	-	-	-	(.05)
Distributions from net realized gain	(.13)	-	(.70)	-	-
Total distributions	(.13)	-	(.70)	-	(.05)
Redemption fees added to paid in capital C	- G	.01	.02	.01	.02
Net asset value, end of period	$ 23.13	$ 18.80	$ 12.26	$ 32.04	$ 18.91
Total Return A, B	23.80%	53.34%	(60.84)%	69.43%	39.59%
Ratios to Average Net Assets D, F
Expenses before reductions	2.30%	2.34%	2.34%	2.34%	2.58%
Expenses net of fee waivers, if any	2.30%	2.34%	2.34%	2.34%	2.35%
Expenses net of all reductions	2.24%	2.28%	2.29%	2.29%	2.24%
Net investment income (loss)	(.15)%	(.05)%	.19%	(.39)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,711	$ 83,939	$ 44,878	$ 104,885	$ 42,805
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 12.71	$ 33.02	$ 19.34	$ 13.80
Income from Investment Operations
Net investment income (loss) B	.20	.15	.31	.18	.14
Net realized and unrealized gain (loss)	4.62	6.65	(19.76)	13.55	5.49
Total from investment operations	4.82	6.80	(19.45)	13.73	5.63
Distributions from net investment income	(.11)	(.23)	(.09)	(.06)	(.11)
Distributions from net realized gain	(.13)	-	(.79)	-	-
Total distributions	(.24)	(.23)	(.88)	(.06)	(.11)
Redemption fees added to paid in capital B	- F	.01	.02	.01	.02
Net asset value, end of period	$ 23.87	$ 19.29	$ 12.71	$ 33.02	$ 19.34
Total Return A	25.15%	54.97%	(60.42)%	71.23%	41.11%
Ratios to Average Net Assets C, E
Expenses before reductions	1.22%	1.30%	1.27%	1.25%	1.47%
Expenses net of fee waivers, if any	1.22%	1.30%	1.27%	1.25%	1.35%
Expenses net of all reductions	1.17%	1.23%	1.21%	1.19%	1.24%
Net investment income (loss)	.93%	.99%	1.26%	.71%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,789	$ 106,713	$ 47,557	$ 52,011	$ 9,172
Portfolio turnover rate D	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 164,161,308
Gross unrealized depreciation	(14,042,469)
Net unrealized appreciation (depreciation)	$ 150,118,839

Tax Cost	$ 582,574,029

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,152,884
Capital loss carryforward	$ (120,287,627)
Net unrealized appreciation (depreciation)	$ 150,119,484

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 5,294,607	$ 2,545,671

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $560,949,603 and $507,918,970, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 625,966	$ 17,708
Class T	.25%	.25%	478,780	0
Class B	.75%	.25%	294,152	220,741
Class C	.75%	.25%	955,697	180,969
			$ 2,354,595	$ 419,418

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 127,111
Class T	25,998
Class B*	69,434
Class C*	13,380
$ 235,923

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 778,041.31
Class T	303,226.32
Class B	94,288.32
Class C	288,716.30
Institutional Class	317,641.22
	$ 1,781,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $194 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,359 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $119,973. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $332,640 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 823,941	$ 1,384,374
Class T	194,714	245,641
Institutional Class	595,478	915,656
Total	$ 1,614,133	$ 2,545,671
From net realized gain
Class A	$ 1,543,065	$ -
Class T	631,634	-
Class B	170,009	-
Class C	588,609	-
Institutional Class	747,157	-
Total	$ 3,680,474	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	4,968,910	5,278,453	$ 104,602,234	$ 79,857,327
Reinvestment of distributions	108,006	121,361	2,258,405	1,308,274
Shares redeemed	(4,235,043)	(3,903,351)	(87,859,971)	(54,239,793)
Net increase (decrease)	841,873	1,496,463	$ 19,000,668	$ 26,925,808
Class T
Shares sold	1,526,646	2,313,290	$ 32,084,382	$ 33,479,708
Reinvestment of distributions	38,153	21,833	796,254	235,144
Shares redeemed	(1,685,925)	(1,578,742)	(34,798,827)	(23,073,162)
Net increase (decrease)	(121,126)	756,381	$ (1,918,191)	$ 10,641,690
Class B
Shares sold	284,855	451,532	$ 5,842,113	$ 6,737,050
Reinvestment of distributions	7,131	-	146,541	-
Shares redeemed	(412,420)	(396,698)	(8,414,002)	(5,309,719)
Net increase (decrease)	(120,434)	54,834	$ (2,425,348)	$ 1,427,331
Class C
Shares sold	1,416,872	2,096,953	$ 29,287,955	$ 32,821,201
Reinvestment of distributions	24,169	-	496,184	-
Shares redeemed	(1,291,795)	(1,293,905)	(26,390,410)	(16,362,891)
Net increase (decrease)	149,246	803,048	$ 3,393,729	$ 16,458,310

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	4,771,525	3,535,627	$ 100,570,593	$ 48,287,342
Reinvestment of distributions	25,873	38,684	542,822	418,179
Shares redeemed	(2,586,784)	(1,784,638)	(54,324,513)	(25,294,462)
Net increase (decrease)	2,210,614	1,789,673	$ 46,788,902	$ 23,411,059

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$.106	$.125
Class T	12/06/10	12/03/10	$.032	$.125
Class B	12/06/10	12/03/10	$.00	$.025
Class C	12/06/10	12/03/10	$.00	$.05

Class A designates 92%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$.166	$.0282
Class T	12/07/09	$.144	$.0282
Class B	12/07/09	$.102	$.0282
Class C	12/07/09	$.112	$.0282

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEM-UANN-1210
1.809005.106

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fundA
Institutional Class	25.15%	13.15%	15.32%

A From March 29, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The return-to-risk theme was evident within emerging markets during the 12 months ending October 31, 2010. The combination of strong economic growth and superior fiscal conditions bolstered the performance of emerging-markets stocks, as they finished the period well ahead of most foreign developed-country stock indexes. Several smaller country constituents provided a big boost to the index, while most of its biggest components, though strong, still lagged. The falling value of the U.S. dollar relative to most emerging-markets currencies also provided a meaningful contribution. Rising commodity prices supported returns in commodity-producing regions, such as Latin America, which also benefited from the announced integration of the Chile, Colombia and Peru stock exchanges, scheduled for November. For the 12 months ending October 31, 2010, the MSCI® Emerging Markets Index climbed 23.89%. Among emerging-markets countries, major index components South Korea, Taiwan, Brazil and China gained roughly 25%, 21%, 15% and 9%, respectively. India, also a large constituent, solidly beat the index, returning about 35%. Other strong-performing countries included Thailand (62%), Turkey (55%), Indonesia (52%), Malaysia (36%), Mexico (34%) and South Africa (33%).

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity AdvisorSM Emerging Markets Fund: During the past year, the fund's Institutional Class shares gained 25.15%, topping the MSCI index. Relative performance was aided by stock selection and an overweighting in consumer discretionary. Solid picks in information technology, energy and materials also bolstered our results, as did underweighting financials. From a country standpoint, security selection in Russia, China, India and South Korea aided performance, along with an overweighting and rewarding stock picking in Indonesia. Two Chinese stocks topped our list of relative contributors: an out-of-benchmark stake in Internet search/advertising Baidu and not owning weak-performing index component China Life Insurance. Indonesian tobacco producer/distributor Gudang Garam also bolstered results. On the negative side, a small cash position dampened the fund's gain in a rising market. Weak stock selection and an underweighting in industrials also hurt, as did lackluster picks in utilities and telecommunication services. Geographically, our selections in Brazil were weak, and underweighting Chile also hurt. Hungarian holding OTP Bank suffered from that nation's decision to impose a bank tax. Russian oil producer Rosneft also detracted. Both detractors I've mentioned were sold from the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.54%
Actual		$ 1,000.00	$ 1,099.20	$ 8.15
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class T	1.79%
Actual		$ 1,000.00	$ 1,098.10	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,016.18	$ 9.10
Class B	2.29%
Actual		$ 1,000.00	$ 1,095.60	$ 12.10
HypotheticalA		$ 1,000.00	$ 1,013.66	$ 11.62
Class C	2.28%
Actual		$ 1,000.00	$ 1,095.70	$ 12.04
HypotheticalA		$ 1,000.00	$ 1,013.71	$ 11.57
Institutional Class	1.22%
Actual		$ 1,000.00	$ 1,101.50	$ 6.46
HypotheticalA		$ 1,000.00	$ 1,019.06	$ 6.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.1	1.3
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.9	3.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.9	2.4
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	1.9	1.3
Petroleo Brasileiro SA-Petrobras (PN), (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	1.9	2.9
	9.7
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	22.1
Materials	15.8	16.3
Energy	13.2	13.1
Consumer Discretionary	10.6	8.3
Information Technology	9.7	14.3
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	13.4	13.9
Korea (South)	11.8	11.9
India	8.7	6.6
China	8.0	7.8
Russia	7.9	8.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 98.1%	Stocks 96.5%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 3.5%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Argentina - 0.5%
Banco Macro SA sponsored ADR	73,676	$ 3,672,749
Austria - 0.2%
Erste Bank AG	32,350	1,459,785
Bahamas (Nassau) - 0.2%
Petrominerales Ltd.	42,900	1,099,105
Bailiwick of Jersey - 0.7%
Heritage Oil PLC	239,841	1,323,780
Randgold Resources Ltd. sponsored ADR	28,000	2,629,760
West China Cement Ltd. (a)	2,134,000	825,931
TOTAL BAILIWICK OF JERSEY		4,779,471
Bermuda - 2.4%
Aquarius Platinum Ltd.:
(Australia)	454,459	2,613,387
(United Kingdom)	199,511	1,151,687
China Yurun Food Group Ltd.	716,000	2,785,022
CNPC (Hong Kong) Ltd.	2,239,000	2,848,126
Credicorp Ltd. (NY Shares)	13,500	1,699,380
Jinhui Shipping & Transportation Ltd. (a)	69,643	276,941
Orient Overseas International Ltd.	401,000	3,515,298
Sinofert Holdings Ltd. (a)	2,186,000	1,156,278
Texwinca Holdings Ltd.	1,012,000	1,104,534
TOTAL BERMUDA		17,150,653
Brazil - 13.4%
AES Tiete SA (PN) (non-vtg.)	97,600	1,345,356
Banco Bradesco SA (PN) sponsored ADR (d)	641,690	13,347,152
Banco do Brasil SA	258,000	5,019,868
Banco do Estado do Rio Grande do Sul SA	71,800	788,821
Brascan Residential Properties SA	119,000	647,743
Brasil Insurance Participacoes e Administracao SA (a)	900	714,202
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	34,900	4,859,476
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (d)	1,347	24,030
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (d)	331,700	5,599,096
Confab Industrial SA (PN) (non-vtg.)	117,200	423,689
Drogasil SA	46,700	1,181,226
Eletropaulo Metropolitana SA (PN-B)	53,400	932,271
Estacio Participacoes SA	52,000	776,699
Even Construtora e Incorporadora SA	88,300	502,436
Common Stocks - continued
	Shares	Value
Brazil - continued
Fleury SA	57,000	$ 737,127
Gafisa SA sponsored ADR (d)	231,850	3,892,762
Light SA	97,400	1,226,374
Localiza Rent A Car SA	168,500	2,788,194
Lojas Renner SA	94,300	3,724,994
Natura Cosmeticos SA	106,700	3,054,485
OGX Petroleo e Gas Participacoes SA (a)	584,400	7,667,416
OSX Brasil SA	2,100	675,229
PDG Realty SA Empreendimentos e Participacoes	287,600	3,595,845
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	61,200	2,088,144
(PN) (non-vtg.)	300,300	4,563,105
(PN) sponsored ADR (non-vtg.)	278,710	8,692,965
TIM Participacoes SA sponsored ADR (non-vtg.)	75,100	2,422,726
Vale SA (PN-A) sponsored ADR	484,000	13,905,320
Weg SA	64,000	826,522
TOTAL BRAZIL		96,023,273
Canada - 1.7%
Eldorado Gold Corp.	183,185	3,101,878
First Quantum Minerals Ltd.	44,600	3,905,506
Niko Resources Ltd.	15,800	1,507,344
Pacific Rubiales Energy Corp. (a)	25,600	816,017
Sherritt International Corp.	111,000	863,055
Uranium One, Inc. (a)	562,500	2,299,858
TOTAL CANADA		12,493,658
Cayman Islands - 2.9%
3SBio, Inc. sponsored ADR (a)	70,306	1,058,105
Alibaba.com Ltd. (a)	316,000	617,222
China Shanshui Cement Group Ltd.	3,101,000	2,208,356
Daphne International Holdings Ltd.	1,860,000	2,078,065
Eurasia Drilling Co. Ltd.:
GDR (e)	16,500	420,750
GDR (Reg. S)	136,902	3,491,001
Evergreen International Holdings Ltd. (a)	38,000	22,551
Geely Automobile Holdings Ltd. (d)	3,925,000	2,212,837
Global Education & Technology Group Ltd. ADR (a)	2,800	27,804
Hidili Industry International Development Ltd.	2,044,000	2,178,157
International Mining Machinery Holdings Ltd.	1,528,000	1,330,624
Kingboard Chemical Holdings Ltd.	647,000	3,146,834
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	39,750	22,769
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Microport Scientific Corp.	27,000	$ 27,518
Shenguan Holdings Group Ltd.	640,000	833,930
Trina Solar Ltd. ADR (a)(d)	47,200	1,263,072
TOTAL CAYMAN ISLANDS		20,939,595
China - 8.0%
Anhui Expressway Co. Ltd. (H Shares)	976,000	742,900
Baidu.com, Inc. sponsored ADR (a)	29,115	3,202,941
China Communications Services Corp. Ltd. (H Shares)	2,086,000	1,216,413
China Construction Bank Corp. (H Shares)	9,078,000	8,654,916
China Merchants Bank Co. Ltd. (H Shares)	2,077,342	5,896,020
China Minsheng Banking Corp. Ltd. (H Shares)	1,854,000	1,724,540
China Suntien Green Energy Corp. Ltd. (H Shares)	137,000	46,131
Digital China Holdings Ltd. (H Shares)	573,000	1,034,930
Golden Eagle Retail Group Ltd. (H Shares)	1,152,000	3,061,597
Harbin Power Equipment Co. Ltd. (H Shares)	1,716,000	2,311,245
Industrial & Commercial Bank of China Ltd. (H Shares)	16,023,000	12,899,019
Minth Group Ltd.	1,463,000	2,736,784
Ping An Insurance Group Co. China Ltd. (H Shares)	717,000	7,719,226
Weichai Power Co. Ltd. (H Shares)	115,000	1,510,337
Yantai Changyu Pioneer Wine Co. (B Shares)	294,239	3,792,224
Zhaojin Mining Industry Co. Ltd. (H Shares)	117,000	363,774
TOTAL CHINA		56,912,997
Colombia - 0.6%
Ecopetrol SA ADR (d)	83,100	3,967,194
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	82,400	3,650,839
Komercni Banka AS	19,993	4,536,417
TOTAL CZECH REPUBLIC		8,187,256
Egypt - 0.8%
Commercial International Bank Ltd. sponsored GDR	773,408	5,916,571
Georgia - 0.2%
Bank of Georgia unit (a)	65,500	1,080,095
Hong Kong - 4.0%
China Mobile (Hong Kong) Ltd.	1,061,700	10,842,414
Chow Sang Sang Holdings International Ltd.	272,000	715,859
CNOOC Ltd.	4,667,000	9,743,381
CNOOC Ltd. sponsored ADR (d)	15,200	3,175,584
Common Stocks - continued
	Shares	Value
Hong Kong - continued
I.T Ltd.	710,000	$ 599,052
Shanghai Industrial Holdings Ltd.	791,000	3,643,116
TOTAL HONG KONG		28,719,406
Hungary - 0.2%
Egis Rt.	9,660	1,134,884
India - 8.7%
Bank of Baroda	188,912	4,482,205
Bharat Heavy Electricals Ltd.	71,922	3,968,164
Housing Development Finance Corp. Ltd.	409,052	6,346,420
Idea Cellular Ltd. (a)	816,360	1,242,267
Indian Oil Corp. Ltd.	105,445	994,502
Indian Overseas Bank	416,476	1,501,475
Infosys Technologies Ltd. sponsored ADR	110,897	7,478,894
Infotech Enterprises Ltd.	93,657	345,680
Infrastructure Development Finance Co. Ltd.	864,610	3,902,205
Jain Irrigation Systems Ltd.	563,515	2,949,475
JSW Steel Ltd.	143,166	4,334,385
LIC Housing Finance Ltd.	23,184	701,169
Radico Khaitan Ltd.	117,492	473,944
Reliance Industries Ltd.	354,189	8,759,835
Rural Electrification Corp. Ltd.	416,544	3,483,182
Shriram Transport Finance Co. Ltd.	77,265	1,536,410
Tata Consultancy Services Ltd.	249,445	5,925,339
Tata Steel Ltd.	69,491	924,038
Ultratech Cement Ltd.	103,025	2,556,508
TOTAL INDIA		61,906,097
Indonesia - 6.0%
Indofood Sukses Makmur Tbk PT (a)	1,031,500	657,851
PT Astra International Tbk	831,000	5,299,799
PT Bank Mandiri (Persero) Tbk	1,864,500	1,460,306
PT Bank Negara Indonesia (Persero) Tbk	7,737,500	3,376,360
PT Bank Rakyat Indonesia Tbk	4,013,000	5,118,675
PT Bank Tabungan Negara Tbk	4,634,000	1,031,793
PT Bumi Serpong Damai Tbk	6,288,500	591,030
PT Ciputra Development Tbk (a)	14,439,000	678,531
PT Delta Dunia Petroindo Tbk (a)	9,099,500	1,089,394
PT Gudang Garam Tbk	664,500	3,546,475
PT Indo Tambangraya Megah Tbk	389,500	1,969,833
PT Indocement Tunggal Prakarsa Tbk	2,178,500	4,460,589
PT Indofood Sukses Makmur Tbk	7,463,500	4,342,396
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Kalbe Farma Tbk	4,199,500	$ 1,256,912
PT Perusahaan Gas Negara Tbk Series B	5,981,700	2,710,586
PT Tambang Batubbara Bukit Asam Tbk	402,500	884,936
PT Tower Bersama Infrastructure Tbk	5,965,000	1,701,900
PT XL Axiata Tbk (a)	4,435,500	2,853,605
TOTAL INDONESIA		43,030,971
Kazakhstan - 0.3%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	113,377	1,950,084
Korea (South) - 11.8%
Busan Bank	115,560	1,438,719
CJ Corp.	37,857	2,669,684
Daegu Bank Co. Ltd.	99,630	1,306,841
Daelim Industrial Co.	26,393	2,149,932
Doosan Co. Ltd.	14,089	1,898,162
GS Holdings Corp.	38,060	1,996,923
Hanjin Heavy Industries & Consolidated Co. Ltd.	64,127	2,446,463
Honam Petrochemical Corp.	17,477	3,854,420
Hyundai Department Store Co. Ltd.	8,984	994,671
Hyundai Heavy Industries Co. Ltd.	15,786	5,145,014
Hyundai Mobis	29,270	7,288,216
Hyundai Motor Co.	69,081	10,443,547
Industrial Bank of Korea	332,840	4,780,227
Kia Motors Corp.	142,910	5,706,232
KT Corp.	67,330	2,654,576
LG Chemical Ltd.	8,890	2,743,290
Lumens Co. Ltd. (a)	110,857	985,834
NCsoft Corp.	14,333	3,154,662
Samsung Electronics Co. Ltd.	20,158	13,355,009
Shinhan Financial Group Co. Ltd.	183,610	7,110,907
Tong Yang Securities, Inc.	140,980	1,422,964
Young Poong Precision Corp.	33,794	395,190
TOTAL KOREA (SOUTH)		83,941,483
Lebanon - 0.0%
BLOM Bank SAL GDR	33,800	310,960
Luxembourg - 0.8%
Evraz Group SA GDR (a)	109,693	3,325,892
Millicom International Cellular SA	27,000	2,554,200
TOTAL LUXEMBOURG		5,880,092
Common Stocks - continued
	Shares	Value
Malaysia - 0.8%
AirAsia Bhd (a)	1,193,800	$ 947,826
Axiata Group Bhd (a)	2,052,000	2,961,581
RHB Capital BHD	324,200	836,813
Top Glove Corp. Bhd	606,800	1,072,774
TOTAL MALAYSIA		5,818,994
Mexico - 2.7%
America Movil SAB de CV Series L sponsored ADR	266,968	15,286,582
Banco Compartamos SA de CV	371,100	2,628,844
Genomma Lab Internacional SA de CV (a)	472,200	1,025,799
TOTAL MEXICO		18,941,225
Nigeria - 0.3%
Guaranty Trust Bank PLC GDR (Reg. S)	322,072	2,338,243
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	434,500	682,232
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	86,089	4,566,161
Poland - 0.1%
Bank Handlowy w Warszawie SA	31,126	982,737
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	394,744	1,808,782
Russia - 7.9%
Cherkizovo Group OJSC GDR (a)	68,074	1,386,882
LSR Group OJSC GDR (Reg. S) (a)	105,400	895,900
Magnit OJSC GDR (Reg. S)	180,961	4,838,897
Mechel Steel Group OAO sponsored ADR	140,300	3,304,065
OAO NOVATEK GDR	77,998	7,460,509
OAO Raspadskaya (a)	124,100	722,614
OAO Tatneft sponsored ADR	134,400	4,240,320
OJSC MMC Norilsk Nickel sponsored ADR	263,717	4,918,322
OJSC Oil Company Rosneft GDR (Reg. S)	955,000	6,656,350
Polymetal JSC GDR (Reg. S) (a)	248,906	3,932,715
Protek (a)	42,900	77,878
RusHydro JSC:
rights 6/30/10 (a)	429,046	22,126
sponsored ADR (a)	591,729	3,062,198
Sberbank (Savings Bank of the Russian Federation)	2,072,600	6,811,166
Sberbank (Savings Bank of the Russian Federation) GDR	9,007	3,383,853
Severstal JSC (a)	69,200	944,405
Common Stocks - continued
	Shares	Value
Russia - continued
Sistema JSFC sponsored GDR	126,821	$ 3,271,982
TGK-1 OAO (a)	1,003,697,000	696,566
TOTAL RUSSIA		56,626,748
Singapore - 0.8%
Keppel Corp. Ltd.	325,000	2,505,988
Straits Asia Resources Ltd.	1,264,000	2,236,390
Yanlord Land Group Ltd.	546,000	725,581
TOTAL SINGAPORE		5,467,959
South Africa - 6.4%
African Bank Investments Ltd.	797,247	4,090,343
African Rainbow Minerals Ltd.	144,368	3,683,058
AngloGold Ashanti Ltd.	89,100	4,178,796
AngloGold Ashanti Ltd. sponsored ADR	47,100	2,218,881
Aspen Pharmacare Holdings Ltd.	219,026	2,923,453
Clicks Group Ltd.	409,078	2,668,770
Foschini Ltd.	273,866	3,324,291
Imperial Holdings Ltd.	7,072	115,342
Mr Price Group Ltd.	419,577	3,813,002
Mvelaphanda Resources Ltd. (a)	487,559	3,187,729
Shoprite Holdings Ltd.	278,600	3,938,155
Standard Bank Group Ltd.	446,933	6,590,699
Wilson Bayly Holmes-Ovcon Ltd.	58,277	1,126,265
Woolworths Holdings Ltd.	953,361	3,735,842
TOTAL SOUTH AFRICA		45,594,626
Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	97,554	1,282,835
Banco Santander SA sponsored ADR	50,900	652,029
TOTAL SPAIN		1,934,864
Taiwan - 6.9%
Advanced Semiconductor Engineering, Inc.	775,432	675,139
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	630,574	2,793,443
Alpha Networks, Inc.	1,180,000	1,048,718
Asia Cement Corp.	2,885,926	2,975,036
Chroma ATE, Inc.	570,393	1,468,615
Farglory Land Development Co. Ltd.	477,000	1,184,512
Formosa Plastics Corp.	2,177,000	6,245,404
Fubon Financial Holding Co. Ltd.	3,399,726	4,165,650
HTC Corp.	372,050	8,400,149
Common Stocks - continued
	Shares	Value
Taiwan - continued
Huaku Development Co. Ltd.	333,000	$ 923,761
Macronix International Co. Ltd.	5,707,061	3,515,050
Pegatron Corp. (a)	1,245,000	1,686,171
Ruentex Development Co. Ltd.	378,000	627,427
Taishin Financial Holdings Co. Ltd.	8,750,130	3,831,130
Taiwan Cement Corp.	1,518,000	1,616,952
Taiwan Semiconductor Manufacturing Co. Ltd.	1,581,534	3,255,464
Unimicron Technology Corp.	420,000	714,981
Wistron Corp.	2,087,499	4,290,269
TOTAL TAIWAN		49,417,871
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.)	840,400	2,526,253
Banpu PCL (For. Reg.)	71,400	1,845,812
BEC World PCL (For. Reg.)	1,219,500	1,354,321
Siam Commercial Bank PCL (For. Reg.)	1,287,200	4,406,747
Total Access Communication PCL (For. Reg.)	14,600	20,481
TOTAL THAILAND		10,153,614
Turkey - 3.2%
Enka Insaat ve Sanayi AS	325,222	1,485,187
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	631,000	959,060
Tofas Turk Otomobil Fabrikasi AS	501,202	2,778,049
Turk Hava Yollari AO	1,166,142	4,837,583
Turkiye Garanti Bankasi AS	1,458,375	8,947,710
Turkiye Halk Bankasi AS	360,000	3,639,406
TOTAL TURKEY		22,646,995
United Arab Emirates - 0.3%
DP World Ltd.	3,301,483	1,977,588
United Kingdom - 0.8%
Hikma Pharmaceuticals PLC	204,043	2,569,493
Xstrata PLC	172,825	3,349,004
TOTAL UNITED KINGDOM		5,918,497
United States of America - 0.7%
CTC Media, Inc.	92,000	2,171,200
Freeport-McMoRan Copper & Gold, Inc.	33,122	3,135,991
TOTAL UNITED STATES OF AMERICA		5,307,191
TOTAL COMMON STOCKS (Cost $538,959,000)		700,740,706
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	5,123,487	$ 5,123,487
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	26,828,675	26,828,675
TOTAL MONEY MARKET FUNDS (Cost $31,952,162)		31,952,162
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $570,911,162)		732,692,868
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(18,646,437)
NET ASSETS - 100%		$ 714,046,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $420,750 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,975
Fidelity Securities Lending Cash Central Fund	119,973
Total	$ 148,948
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 96,023,273	$ 95,309,071	$ 714,202	$ -
Korea (South)	83,941,483	81,286,907	2,654,576	-
India	61,906,097	57,423,892	4,482,205	-
China	56,912,997	56,912,997	-	-
Russia	56,626,748	56,626,748	-	-
Taiwan	49,417,871	45,487,268	3,930,603	-
South Africa	45,594,626	41,415,830	4,178,796	-
Indonesia	43,030,971	43,030,971	-	-
Hong Kong	28,719,406	8,133,611	20,585,795	-
Other	178,567,234	178,544,683	22,551	-
Money Market Funds	31,952,162	31,952,162	-	-
Total Investments in Securities:	$ 732,692,868	$ 696,124,140	$ 36,568,728	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,214
Total Realized Gain (Loss)	(585,848)
Total Unrealized Gain (Loss)	586,553
Cost of Purchases	-
Proceeds of Sales	(8,919)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $120,287,626 of which $34,783,611 and $85,504,015 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $26,322,895) - See accompanying schedule: Unaffiliated issuers (cost $538,959,000)	$ 700,740,706
Fidelity Central Funds (cost $31,952,162)	31,952,162
Total Investments (cost $570,911,162)		$ 732,692,868
Foreign currency held at value (cost $187,486)		187,770
Receivable for investments sold		3,626,831
Receivable for fund shares sold		8,035,226
Dividends receivable		1,069,669
Distributions receivable from Fidelity Central Funds		11,993
Other receivables		832,392
Total assets		746,456,749

Liabilities
Payable for investments purchased	$ 2,978,374
Payable for fund shares redeemed	982,818
Accrued management fee	473,883
Distribution and service plan fees payable	215,399
Other affiliated payables	180,343
Other payables and accrued expenses	750,826
Collateral on securities loaned, at value	26,828,675
Total liabilities		32,410,318

Net Assets		$ 714,046,431
Net Assets consist of:
Paid in capital		$ 678,638,691
Undistributed net investment income		2,876,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(128,693,728)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		161,225,349
Net Assets		$ 714,046,431

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($286,969,778 ÷ 12,101,328 shares)	$ 23.71

Maximum offering price per share (100/94.25 of $23.71)	$ 25.16
Class T: Net Asset Value and redemption price per share ($104,416,924 ÷ 4,422,172 shares)	$ 23.61

Maximum offering price per share (100/96.50 of $23.61)	$ 24.47
Class B: Net Asset Value and offering price per share ($31,159,412 ÷ 1,346,506 shares)A	$ 23.14

Class C: Net Asset Value and offering price per share ($106,710,959 ÷ 4,613,748 shares)A	$ 23.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($184,789,358 ÷ 7,742,088 shares)	$ 23.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 14,303,797
Income from Fidelity Central Funds		148,948
Income before foreign taxes withheld		14,452,745
Less foreign taxes withheld		(1,608,281)
Total income		12,844,464

Expenses
Management fee	$ 4,957,849
Transfer agent fees	1,781,912
Distribution and service plan fees	2,354,595
Accounting and security lending fees	311,201
Custodian fees and expenses	652,462
Independent trustees' compensation	3,385
Registration fees	103,644
Audit	76,774
Legal	2,774
Miscellaneous	7,369
Total expenses before reductions	10,251,965
Expense reductions	(332,640)	9,919,325
Net investment income (loss)		2,925,139
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,271,092
Foreign currency transactions	(745,666)
Total net realized gain (loss)		51,525,426
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $135,635)	78,542,670
Assets and liabilities in foreign currencies	(9,023)
Total change in net unrealized appreciation (depreciation)		78,533,647
Net gain (loss)		130,059,073
Net increase (decrease) in net assets resulting from operations		$ 132,984,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,925,139	$ 2,011,330
Net realized gain (loss)	51,525,426	(85,535,731)
Change in net unrealized appreciation (depreciation)	78,533,647	248,506,280
Net increase (decrease) in net assets resulting from operations	132,984,212	164,981,879
Distributions to shareholders from net investment income	(1,614,133)	(2,545,671)
Distributions to shareholders from net realized gain	(3,680,474)	-
Total distributions	(5,294,607)	(2,545,671)
Share transactions - net increase (decrease)	64,839,760	78,864,198
Redemption fees	140,252	123,947
Total increase (decrease) in net assets	192,669,617	241,424,353

Net Assets
Beginning of period	521,376,814	279,952,461
End of period (including undistributed net investment income of $2,876,119 and undistributed net investment income of $1,565,113, respectively)	$ 714,046,431	$ 521,376,814
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.20	$ 12.59	$ 32.75	$ 19.22	$ 13.75
Income from Investment Operations
Net investment income (loss) C	.12	.10	.24	.09	.09
Net realized and unrealized gain (loss)	4.59	6.64	(19.61)	13.46	5.47
Total from investment operations	4.71	6.74	(19.37)	13.55	5.56
Distributions from net investment income	(.07)	(.14)	(.02)	(.03)	(.11)
Distributions from net realized gain	(.13)	-	(.79)	-	-
Total distributions	(.20)	(.14)	(.81)	(.03)	(.11)
Redemption fees added to paid in capital C	- G	.01	.02	.01	.02
Net asset value, end of period	$ 23.71	$ 19.20	$ 12.59	$ 32.75	$ 19.22
Total Return A, B	24.69%	54.54%	(60.55)%	70.63%	40.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.60%	1.59%	1.59%	1.84%
Expenses net of fee waivers, if any	1.56%	1.60%	1.59%	1.59%	1.60%
Expenses net of all reductions	1.50%	1.53%	1.53%	1.54%	1.49%
Net investment income (loss)	.59%	.70%	.94%	.36%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 286,970	$ 216,187	$ 122,911	$ 218,836	$ 68,232
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.14	$ 12.49	$ 32.52	$ 19.10	$ 13.69
Income from Investment Operations
Net investment income (loss) C	.07	.07	.17	.03	.05
Net realized and unrealized gain (loss)	4.57	6.64	(19.48)	13.38	5.43
Total from investment operations	4.64	6.71	(19.31)	13.41	5.48
Distributions from net investment income	(.04)	(.07)	-	-	(.09)
Distributions from net realized gain	(.13)	-	(.74)	-	-
Total distributions	(.17)	(.07)	(.74)	-	(.09)
Redemption fees added to paid in capital C	- G	.01	.02	.01	.02
Net asset value, end of period	$ 23.61	$ 19.14	$ 12.49	$ 32.52	$ 19.10
Total Return A, B	24.38%	54.17%	(60.66)%	70.26%	40.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.87%	1.84%	1.86%	2.12%
Expenses net of fee waivers, if any	1.81%	1.85%	1.84%	1.85%	1.85%
Expenses net of all reductions	1.76%	1.78%	1.79%	1.79%	1.74%
Net investment income (loss)	.33%	.44%	.69%	.11%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,417	$ 86,959	$ 47,300	$ 119,952	$ 41,369
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 12.26	$ 32.03	$ 18.91	$ 13.58
Income from Investment Operations
Net investment income (loss) C	(.03)	(.01)	.04	(.09)	(.04)
Net realized and unrealized gain (loss)	4.49	6.55	(19.13)	13.20	5.40
Total from investment operations	4.46	6.54	(19.09)	13.11	5.36
Distributions from net investment income	-	-	-	-	(.05)
Distributions from net realized gain	(.12)	-	(.70)	-	-
Total distributions	(.12)	-	(.70)	-	(.05)
Redemption fees added to paid in capital C	- G	- G	.02	.01	.02
Net asset value, end of period	$ 23.14	$ 18.80	$ 12.26	$ 32.03	$ 18.91
Total Return A, B	23.77%	53.34%	(60.83)%	69.38%	39.67%
Ratios to Average Net Assets D, F
Expenses before reductions	2.32%	2.36%	2.35%	2.37%	2.66%
Expenses net of fee waivers, if any	2.32%	2.35%	2.35%	2.35%	2.35%
Expenses net of all reductions	2.26%	2.28%	2.30%	2.29%	2.24%
Net investment income (loss)	(.17)%	(.05)%	.18%	(.39)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,159	$ 27,580	$ 17,307	$ 41,042	$ 18,622
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 12.26	$ 32.04	$ 18.91	$ 13.59
Income from Investment Operations
Net investment income (loss) C	(.03)	(.01)	.05	(.09)	(.04)
Net realized and unrealized gain (loss)	4.49	6.54	(19.15)	13.21	5.39
Total from investment operations	4.46	6.53	(19.10)	13.12	5.35
Distributions from net investment income	-	-	-	-	(.05)
Distributions from net realized gain	(.13)	-	(.70)	-	-
Total distributions	(.13)	-	(.70)	-	(.05)
Redemption fees added to paid in capital C	- G	.01	.02	.01	.02
Net asset value, end of period	$ 23.13	$ 18.80	$ 12.26	$ 32.04	$ 18.91
Total Return A, B	23.80%	53.34%	(60.84)%	69.43%	39.59%
Ratios to Average Net Assets D, F
Expenses before reductions	2.30%	2.34%	2.34%	2.34%	2.58%
Expenses net of fee waivers, if any	2.30%	2.34%	2.34%	2.34%	2.35%
Expenses net of all reductions	2.24%	2.28%	2.29%	2.29%	2.24%
Net investment income (loss)	(.15)%	(.05)%	.19%	(.39)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,711	$ 83,939	$ 44,878	$ 104,885	$ 42,805
Portfolio turnover rate E	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 12.71	$ 33.02	$ 19.34	$ 13.80
Income from Investment Operations
Net investment income (loss) B	.20	.15	.31	.18	.14
Net realized and unrealized gain (loss)	4.62	6.65	(19.76)	13.55	5.49
Total from investment operations	4.82	6.80	(19.45)	13.73	5.63
Distributions from net investment income	(.11)	(.23)	(.09)	(.06)	(.11)
Distributions from net realized gain	(.13)	-	(.79)	-	-
Total distributions	(.24)	(.23)	(.88)	(.06)	(.11)
Redemption fees added to paid in capital B	- F	.01	.02	.01	.02
Net asset value, end of period	$ 23.87	$ 19.29	$ 12.71	$ 33.02	$ 19.34
Total Return A	25.15%	54.97%	(60.42)%	71.23%	41.11%
Ratios to Average Net Assets C, E
Expenses before reductions	1.22%	1.30%	1.27%	1.25%	1.47%
Expenses net of fee waivers, if any	1.22%	1.30%	1.27%	1.25%	1.35%
Expenses net of all reductions	1.17%	1.23%	1.21%	1.19%	1.24%
Net investment income (loss)	.93%	.99%	1.26%	.71%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,789	$ 106,713	$ 47,557	$ 52,011	$ 9,172
Portfolio turnover rate D	86%	85%	61%	48%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 164,161,308
Gross unrealized depreciation	(14,042,469)
Net unrealized appreciation (depreciation)	$ 150,118,839

Tax Cost	$ 582,574,029

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,152,884
Capital loss carryforward	$ (120,287,627)
Net unrealized appreciation (depreciation)	$ 150,119,484

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 5,294,607	$ 2,545,671

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $560,949,603 and $507,918,970, respectively.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 625,966	$ 17,708
Class T	.25%	.25%	478,780	0
Class B	.75%	.25%	294,152	220,741
Class C	.75%	.25%	955,697	180,969
			$ 2,354,595	$ 419,418

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

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6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 127,111
Class T	25,998
Class B*	69,434
Class C*	13,380
$ 235,923

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 778,041.31
Class T	303,226.32
Class B	94,288.32
Class C	288,716.30
Institutional Class	317,641.22
	$ 1,781,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $194 for the period.

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Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,359 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $119,973. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $332,640 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 823,941	$ 1,384,374
Class T	194,714	245,641
Institutional Class	595,478	915,656
Total	$ 1,614,133	$ 2,545,671
From net realized gain
Class A	$ 1,543,065	$ -
Class T	631,634	-
Class B	170,009	-
Class C	588,609	-
Institutional Class	747,157	-
Total	$ 3,680,474	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	4,968,910	5,278,453	$ 104,602,234	$ 79,857,327
Reinvestment of distributions	108,006	121,361	2,258,405	1,308,274
Shares redeemed	(4,235,043)	(3,903,351)	(87,859,971)	(54,239,793)
Net increase (decrease)	841,873	1,496,463	$ 19,000,668	$ 26,925,808
Class T
Shares sold	1,526,646	2,313,290	$ 32,084,382	$ 33,479,708
Reinvestment of distributions	38,153	21,833	796,254	235,144
Shares redeemed	(1,685,925)	(1,578,742)	(34,798,827)	(23,073,162)
Net increase (decrease)	(121,126)	756,381	$ (1,918,191)	$ 10,641,690
Class B
Shares sold	284,855	451,532	$ 5,842,113	$ 6,737,050
Reinvestment of distributions	7,131	-	146,541	-
Shares redeemed	(412,420)	(396,698)	(8,414,002)	(5,309,719)
Net increase (decrease)	(120,434)	54,834	$ (2,425,348)	$ 1,427,331
Class C
Shares sold	1,416,872	2,096,953	$ 29,287,955	$ 32,821,201
Reinvestment of distributions	24,169	-	496,184	-
Shares redeemed	(1,291,795)	(1,293,905)	(26,390,410)	(16,362,891)
Net increase (decrease)	149,246	803,048	$ 3,393,729	$ 16,458,310

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	4,771,525	3,535,627	$ 100,570,593	$ 48,287,342
Reinvestment of distributions	25,873	38,684	542,822	418,179
Shares redeemed	(2,586,784)	(1,784,638)	(54,324,513)	(25,294,462)
Net increase (decrease)	2,210,614	1,789,673	$ 46,788,902	$ 23,411,059

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$.195	$.125

Institutional Class designates 80% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as Follows

	Pay Date	Income	Taxes
Institutional Class	12/7/09	$.190	$.0282

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEMI-UANN-1210
1.809006.106

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.43%	2.28%	3.23%
Class T (incl. 3.50% sales charge)	5.59%	2.52%	3.24%
Class B (incl. contingent deferred sales charge) A	3.87%	2.47%	3.33%
Class C (incl. contingent deferred sales charge) B	7.92%	2.75%	3.07%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Europe Capital Appreciation Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Melissa Reilly, Portfolio Manager of Fidelity AdvisorSM Europe Capital Appreciation Fund: For the 12 months ending October 31, 2010, the fund's Class A, Class T, Class B and Class C shares advanced 9.74%, 9.42%, 8.87% and 8.92%, respectively (excluding sales charges), outpacing the 8.60% increase of the MSCI Europe Index. Stock selection and a significant overweighting in consumer discretionary contributed the most. The fund's media holdings - Germany's ProSiebenSat.1 Media, U.S.-based Virgin Media and Sweden's Modern Times Group - were beneficial, as advertising spending increased during the period. ProSiebenSat.1 Media and Virgin Media were out-of-index positions. The fund's positioning in industrials, particularly among capital goods names, and security selection in technology helped. Danish pharmaceutical company Novo Nordisk and materials firm Umicore in Belgium also aided results. Geographically, the fund's holdings in Germany and Denmark notably contributed, as did out-of-index stakes in the U.S., China and South Africa. Conversely, investments in the U.K., Spain and the Netherlands detracted. On a sector basis, the fund's positioning in telecommunication services, materials and consumer staples hurt, while several underweightings among individual stocks detracted, including AstraZeneca, a British biopharmaceutical firm, and telecom companies U.K.-based Vodafone and Telefonica in Spain. I sold Telefonica by period end. British oil company BP also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,074.10	$ 7.84**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,072.50	$ 9.14**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,069.70	$ 11.74**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,070.10	$ 11.74**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,075.40	$ 6.54**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective November 1, 2010 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.58
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.88
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.48
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.48
HypotheticalA		$ 11.17
Institutional Class	1.20%
Actual		$ 6.28
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.5	1.8
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.2	4.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.5	0.3
Novartis AG (Switzerland, Pharmaceuticals)	2.4	1.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.3	2.9
	13.9
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.2	12.7
Financials	18.9	23.7
Industrials	11.3	14.0
Energy	11.2	11.2
Materials	10.0	9.6
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	30.0	29.1
France	13.0	12.2
Germany	10.0	10.0
Switzerland	9.5	11.4
Spain	4.8	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 99.6%	Stocks 99.6%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 0.4%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Austria - 0.7%
Erste Bank AG	3,500	$ 157,937
Bailiwick of Jersey - 2.9%
Experian PLC	15,600	181,328
Randgold Resources Ltd. sponsored ADR	3,300	309,936
Shire PLC	7,490	175,747
TOTAL BAILIWICK OF JERSEY		667,011
Belgium - 3.1%
Ageas	51,300	157,681
Anheuser-Busch InBev SA NV	5,433	340,453
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	25
Umicore SA	4,564	214,777
TOTAL BELGIUM		712,936
Bermuda - 0.4%
Huabao International Holdings Ltd.	62,000	93,425
British Virgin Islands - 0.3%
Playtech Ltd.	9,825	70,481
Canada - 1.6%
First Quantum Minerals Ltd.	1,400	122,594
Niko Resources Ltd.	500	47,701
Petrobank Energy & Resources Ltd. (a)	1,600	63,677
Uranium One, Inc. (a)	32,600	133,290
TOTAL CANADA		367,262
Cayman Islands - 0.7%
Hengdeli Holdings Ltd.	284,000	157,549
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	900	99,009
China Merchants Bank Co. Ltd. (H Shares)	48,000	136,236
Home Inns & Hotels Management, Inc. sponsored ADR (a)	1,300	66,508
TOTAL CHINA		301,753
Denmark - 3.1%
Carlsberg AS Series B	1,700	185,889
Novo Nordisk AS Series B	3,147	330,379
Novozymes AS Series B	1,000	133,231
Pandora A/S	1,500	72,773
TOTAL DENMARK		722,272
Finland - 1.1%
Nokia Corp.	23,550	252,849
Common Stocks - continued
	Shares	Value
France - 13.0%
Accor SA	4,462	$ 182,938
Alstom SA	2,192	110,595
Atos Origin SA (a)	3,116	144,056
BNP Paribas SA	5,069	370,649
Essilor International SA	1,397	93,266
Iliad Group SA	1,650	185,738
L'Oreal SA	2,200	258,242
LVMH Moet Hennessy - Louis Vuitton	1,912	299,567
Natixis SA (a)	34,500	211,558
PPR SA	1,300	213,087
Publicis Groupe SA	3,300	164,340
Remy Cointreau SA	1,423	99,913
Safran SA	5,100	161,656
Schneider Electric SA	1,637	232,336
Societe Generale Series A	2,155	129,014
Vallourec SA	1,604	166,432
TOTAL FRANCE		3,023,387
Germany - 6.5%
Bayerische Motoren Werke AG (BMW)	3,554	254,728
Fresenius Medical Care AG & Co. KGaA	2,200	140,111
Linde AG	1,133	163,090
MAN SE	2,262	248,649
Rheinmetall AG	1,800	129,639
SAP AG	2,911	151,773
Siemens AG	3,782	431,943
TOTAL GERMANY		1,519,933
Italy - 1.5%
Mediaset SpA	21,100	155,606
Saipem SpA	4,218	187,402
TOTAL ITALY		343,008
Netherlands - 2.5%
AEGON NV (a)	19,000	120,387
ASML Holding NV (Netherlands)	4,500	149,137
ING Groep NV (Certificaten Van Aandelen) unit (a)	14,700	157,231
Randstad Holdings NV (a)	3,153	150,044
TOTAL NETHERLANDS		576,799
Norway - 2.4%
Aker Solutions ASA	5,400	82,208
DnB NOR ASA	11,800	161,917
Common Stocks - continued
	Shares	Value
Norway - continued
Storebrand ASA (A Shares) (a)	28,500	$ 207,258
Telenor ASA	6,200	99,942
TOTAL NORWAY		551,325
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	17,849	81,787
Russia - 2.0%
Magnit OJSC GDR (Reg. S)	4,600	123,004
Mechel Steel Group OAO sponsored ADR	5,000	117,750
OJSC MMC Norilsk Nickel sponsored ADR	6,400	119,360
Uralkali JSC GDR (Reg. S)	4,800	118,800
TOTAL RUSSIA		478,914
South Africa - 0.9%
Clicks Group Ltd.	31,999	208,757
Spain - 4.8%
Banco Santander SA	40,891	524,726
Gestevision Telecinco SA	27,700	353,287
Inditex SA	2,853	238,228
TOTAL SPAIN		1,116,241
Sweden - 3.9%
Elekta AB (B Shares)	1,800	68,103
H&M Hennes & Mauritz AB (B Shares)	7,374	259,794
Modern Times Group MTG AB (B Shares)	1,500	107,557
Sandvik AB	11,400	171,812
SKF AB (B Shares)	3,700	95,524
Swedbank AB (A Shares) (a)	15,005	209,413
TOTAL SWEDEN		912,203
Switzerland - 9.5%
Clariant AG (Reg.) (a)	7,670	129,658
Compagnie Financiere Richemont SA Series A	4,622	230,454
Julius Baer Group Ltd.	2,170	91,575
Nestle SA	8,426	461,382
Novartis AG	9,515	551,157
Schindler Holding AG (participation certificate)	1,591	170,519
The Swatch Group AG (Bearer)	500	191,040
Transocean Ltd. (a)	1,000	63,360
UBS AG (a)	18,294	310,675
TOTAL SWITZERLAND		2,199,820
Common Stocks - continued
	Shares	Value
Turkey - 0.8%
Boyner Buyuk Magazacilik AS (a)	25,000	$ 58,217
Turkiye Garanti Bankasi AS	21,000	128,843
TOTAL TURKEY		187,060
United Kingdom - 30.0%
Aegis Group PLC	30,624	61,674
AstraZeneca PLC (United Kingdom)	2,934	147,567
BG Group PLC	17,699	344,673
BHP Billiton PLC	5,413	191,732
BP PLC	43,400	294,960
BP PLC sponsored ADR	12,500	510,375
British Airways PLC (a)(d)	44,600	193,431
Britvic PLC	13,700	105,884
Burberry Group PLC	11,400	186,115
Capita Group PLC	8,500	104,384
Carphone Warehouse Group PLC	28,950	141,234
Fresnillo PLC	8,200	164,220
GlaxoSmithKline PLC	22,700	443,220
HSBC Holdings PLC sponsored ADR	10,262	534,753
ITV PLC (a)	138,600	151,555
Kazakhmys PLC	4,200	88,554
Kesa Electricals PLC	31,400	79,737
Lloyds Banking Group PLC (a)	227,200	249,690
Micro Focus International PLC	18,400	112,553
Misys PLC (a)	26,100	117,671
Morgan Crucible Co. PLC	25,800	94,658
Next PLC	2,300	84,201
Reckitt Benckiser Group PLC	4,200	234,910
Royal Dutch Shell PLC Class A (United Kingdom)	23,017	747,120
Sage Group PLC	19,900	85,892
Schroders PLC	4,700	118,900
Standard Chartered PLC (United Kingdom)	10,738	310,616
TalkTalk Telecom Group PLC (a)	43,600	92,137
Vodafone Group PLC	216,500	591,751
Wolfson Microelectronics PLC (a)	26,100	106,422
Xstrata PLC	13,800	267,416
TOTAL UNITED KINGDOM		6,958,005
United States of America - 2.8%
Allergan, Inc.	1,500	108,615
Anadarko Petroleum Corp.	1,400	86,198
Apple, Inc. (a)	400	120,348
Common Stocks - continued
	Shares	Value
United States of America - continued
CF Industries Holdings, Inc.	700	$ 85,771
Google, Inc. Class A (a)	100	61,299
Virgin Media, Inc. (d)	7,300	185,639
TOTAL UNITED STATES OF AMERICA		647,870
TOTAL COMMON STOCKS (Cost $19,694,713)		22,308,584
Nonconvertible Preferred Stocks - 3.5%

Germany - 3.5%
ProSiebenSat.1 Media AG	14,200	375,216
Volkswagen AG	2,800	420,774
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $513,231)		795,990
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.23% (b)	333,865	333,865
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	342,135	342,135
TOTAL MONEY MARKET FUNDS (Cost $676,000)		676,000
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $20,883,944)		23,780,574
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(570,806)
NET ASSETS - 100%		$ 23,209,768
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 450
Fidelity Securities Lending Cash Central Fund	9,407
Total	$ 9,857
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,958,005	$ 5,039,085	$ 1,918,920	$ -
France	3,023,387	3,023,387	-	-
Germany	2,315,923	1,592,096	723,827	-
Switzerland	2,199,820	1,337,988	861,832	-
Spain	1,116,241	591,515	524,726	-
Sweden	912,203	912,203	-	-
Denmark	722,272	391,893	330,379	-
Belgium	712,936	712,936	-	-
Bailiwick of Jersey	667,011	491,264	175,747	-
Other	4,476,776	3,797,172	679,604	-
Money Market Funds	676,000	676,000	-	-
Total Investments in Securities:	$ 23,780,574	$ 18,565,539	$ 5,215,035	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $19,126,506 of which $11,081,881 and $8,044,625 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $327,596) - See accompanying schedule: Unaffiliated issuers (cost $20,207,944)	$ 23,104,574
Fidelity Central Funds (cost $676,000)	676,000
Total Investments (cost $20,883,944)		$ 23,780,574
Foreign currency held at value (cost $262)		265
Receivable for investments sold		54,248
Receivable for fund shares sold		2,794
Dividends receivable		48,491
Distributions receivable from Fidelity Central Funds		462
Receivable from investment adviser for expense reductions		5,159
Other receivables		7,976
Total assets		23,899,969

Liabilities
Payable for investments purchased	$ 200,260
Payable for fund shares redeemed	50,189
Accrued management fee	13,678
Distribution and service plan fees payable	9,516
Other affiliated payables	6,430
Other payables and accrued expenses	67,993
Collateral on securities loaned, at value	342,135
Total liabilities		690,201

Net Assets		$ 23,209,768
Net Assets consist of:
Paid in capital		$ 39,801,000
Undistributed net investment income		65,823
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,538,320)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,881,265
Net Assets		$ 23,209,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,276,439 ÷ 875,292 shares)	$ 11.74

Maximum offering price per share (100/94.25 of $11.74)	$ 12.46
Class T: Net Asset Value and redemption price per share ($7,495,557 ÷ 641,620 shares)	$ 11.68

Maximum offering price per share (100/96.50 of $11.68)	$ 12.10
Class B: Net Asset Value and offering price per share ($1,935,324 ÷ 170,496 shares)A	$ 11.35

Class C: Net Asset Value and offering price per share ($3,166,392 ÷ 280,323 shares)A	$ 11.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($336,056 ÷ 28,048 shares)	$ 11.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 534,770
Interest		5
Income from Fidelity Central Funds		9,857
Income before foreign taxes withheld		544,632
Less foreign taxes withheld		(57,960)
Total income		486,672

Expenses
Management fee	$ 169,951
Transfer agent fees	77,941
Distribution and service plan fees	120,721
Accounting and security lending fees	12,630
Custodian fees and expenses	67,520
Independent trustees' compensation	137
Registration fees	56,048
Audit	50,421
Legal	130
Miscellaneous	313
Total expenses before reductions	555,812
Expense reductions	(154,128)	401,684
Net investment income (loss)		84,988
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	331,258
Foreign currency transactions	(9,206)
Total net realized gain (loss)		322,052
Change in net unrealized appreciation (depreciation) on: Investment securities	1,504,855
Assets and liabilities in foreign currencies	2,278
Total change in net unrealized appreciation (depreciation)		1,507,133
Net gain (loss)		1,829,185
Net increase (decrease) in net assets resulting from operations		$ 1,914,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 84,988	$ 334,809
Net realized gain (loss)	322,052	(7,981,840)
Change in net unrealized appreciation (depreciation)	1,507,133	12,335,064
Net increase (decrease) in net assets resulting from operations	1,914,173	4,688,033
Distributions to shareholders from net investment income	(281,171)	(713,757)
Share transactions - net increase (decrease)	(4,178,483)	(4,078,182)
Redemption fees	436	558
Total increase (decrease) in net assets	(2,545,045)	(103,348)

Net Assets
Beginning of period	25,754,813	25,858,161
End of period (including undistributed net investment income of $65,823 and undistributed net investment income of $271,133, respectively)	$ 23,209,768	$ 25,754,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.82	$ 8.98	$ 20.94	$ 17.49	$ 13.47
Income from Investment Operations
Net investment income (loss) C	.06	.15	.25	.32	.19 F
Net realized and unrealized gain (loss)	.99	1.99	(9.22)	4.48	4.18
Total from investment operations	1.05	2.14	(8.97)	4.80	4.37
Distributions from net investment income	(.13)	(.30)	(.31)	(.12)	(.13)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.13)	(.30)	(2.99)	(1.35)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.74	$ 10.82	$ 8.98	$ 20.94	$ 17.49
Total Return A, B	9.74%	25.27%	(49.77)%	29.16%	33.17%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.00%	1.63%	1.53%	1.81%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.46%	1.46%	1.46%	1.40%
Net investment income (loss)	.61%	1.73%	1.65%	1.69%	1.16% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,276	$ 10,904	$ 10,286	$ 29,273	$ 18,972
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.92	$ 20.75	$ 17.35	$ 13.34
Income from Investment Operations
Net investment income (loss) C	.04	.13	.21	.27	.14 F
Net realized and unrealized gain (loss)	.97	1.99	(9.17)	4.44	4.17
Total from investment operations	1.01	2.12	(8.96)	4.71	4.31
Distributions from net investment income	(.11)	(.26)	(.19)	(.08)	(.08)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.11)	(.26)	(2.87)	(1.31)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.68	$ 10.78	$ 8.92	$ 20.75	$ 17.35
Total Return A, B	9.42%	24.99%	(49.91)%	28.86%	32.95%
Ratios to Average Net Assets D, G
Expenses before reductions	2.34%	2.28%	1.88%	1.80%	2.07%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.71%	1.71%	1.71%	1.65%
Net investment income (loss)	.36%	1.48%	1.40%	1.44%	.91% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,496	$ 8,014	$ 7,866	$ 21,357	$ 24,643
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 8.61	$ 20.16	$ 16.91	$ 12.98
Income from Investment Operations
Net investment income (loss) C	(.01)	.08	.13	.17	.06 F
Net realized and unrealized gain (loss)	.94	1.95	(8.86)	4.34	4.10
Total from investment operations	.93	2.03	(8.73)	4.51	4.16
Distributions from net investment income	(.06)	(.16)	(.14)	(.03)	(.01)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.06)	(.16)	(2.82)	(1.26)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.35	$ 10.48	$ 8.61	$ 20.16	$ 16.91
Total Return A, B	8.87%	24.34%	(50.13)%	28.29%	32.49%
Ratios to Average Net Assets D, G
Expenses before reductions	2.82%	2.77%	2.39%	2.31%	2.69%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.21%	2.21%	2.21%	2.15%
Net investment income (loss)	(.14)%	.98%	.90%	.94%	.41% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,935	$ 2,490	$ 2,806	$ 11,206	$ 8,529
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43	$ 8.58	$ 20.10	$ 16.89	$ 13.00
Income from Investment Operations
Net investment income (loss) C	(.01)	.08	.13	.17	.06 F
Net realized and unrealized gain (loss)	.94	1.94	(8.82)	4.32	4.07
Total from investment operations	.93	2.02	(8.69)	4.49	4.13
Distributions from net investment income	(.06)	(.17)	(.15)	(.05)	(.02)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.06)	(.17)	(2.83)	(1.28)	(.24)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.30	$ 10.43	$ 8.58	$ 20.10	$ 16.89
Total Return A, B	8.92%	24.29%	(50.11)%	28.21%	32.25%
Ratios to Average Net Assets D, G
Expenses before reductions	2.82%	2.77%	2.38%	2.26%	2.57%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.21%	2.21%	2.21%	2.15%
Net investment income (loss)	(.14)%	.98%	.90%	.94%	.41% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,166	$ 3,913	$ 4,522	$ 16,084	$ 9,173
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 9.13	$ 21.27	$ 17.72	$ 13.63
Income from Investment Operations
Net investment income (loss) B	.09	.18	.30	.38	.23 E
Net realized and unrealized gain (loss)	1.01	2.03	(9.38)	4.54	4.25
Total from investment operations	1.10	2.21	(9.08)	4.92	4.48
Distributions from net investment income	(.15)	(.31)	(.38)	(.14)	(.17)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.15)	(.31)	(3.06)	(1.37)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.98	$ 11.03	$ 9.13	$ 21.27	$ 17.72
Total Return A	10.00%	25.57%	(49.63)%	29.57%	33.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.80%	1.68%	1.27%	1.19%	1.46%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.19%	1.25%
Expenses net of all reductions	1.17%	1.21%	1.21%	1.15%	1.15%
Net investment income (loss)	.86%	1.98%	1.90%	2.00%	1.41% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 336	$ 434	$ 378	$ 1,738	$ 1,331
Portfolio turnover rate D	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,479,732
Gross unrealized depreciation	(994,917)
Net unrealized appreciation (depreciation)	$ 2,484,815

Tax Cost	$ 21,295,759

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 65,823
Capital loss carryforward	$ (19,126,506)
Net unrealized appreciation (depreciation)	$ 2,469,450

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 281,171	$ 713,757

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $33,563,180 and $37,753,503, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 25,560	$ 117
Class T	.25%	.25%	38,808	0
Class B	.75%	.25%	21,598	16,277
Class C	.75%	.25%	34,755	3,072
			$ 120,721	$ 19,466

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,042
Class T	1,572
Class B*	3,926
Class C*	534
$ 9,074

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,600.32
Class T	26,299.34
Class B	6,947.32
Class C	11,137.32
Institutional Class	958.28
	$ 77,941

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $164 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,407.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 56,108
Class T	1.75%	46,246
Class B	2.25%	12,183
Class C	2.25%	19,521
Institutional Class	1.25%	1,897
		$ 135,955

Effective November 1, 2010, the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20% and 1.20% for Class A, T, B, C and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,173 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 132,405	$ 340,910
Class T	105,744	225,684
Class B	13,563	51,025
Class C	22,327	84,088
Institutional Class	7,132	12,050
Total	$ 281,171	$ 713,757

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	127,568	177,631	$ 1,411,611	$ 1,639,370
Reinvestment of distributions	10,457	39,468	119,629	302,323
Shares redeemed	(270,495)	(354,257)	(2,873,077)	(3,023,659)
Net increase (decrease)	(132,470)	(137,158)	$ (1,341,837)	$ (1,081,966)
Class T
Shares sold	285,617	87,906	$ 3,265,728	$ 796,657
Reinvestment of distributions	8,986	28,519	102,440	218,168
Shares redeemed	(396,557)	(254,291)	(4,398,721)	(2,158,253)
Net increase (decrease)	(101,954)	(137,866)	$ (1,030,553)	$ (1,143,428)
Class B
Shares sold	16,071	34,740	$ 167,235	$ 327,679
Reinvestment of distributions	1,085	6,019	12,073	44,965
Shares redeemed	(84,324)	(129,030)	(867,232)	(1,025,502)
Net increase (decrease)	(67,168)	(88,271)	$ (687,924)	$ (652,858)
Class C
Shares sold	36,176	42,669	$ 385,078	$ 369,138
Reinvestment of distributions	1,719	9,756	19,047	72,489
Shares redeemed	(132,930)	(204,327)	(1,389,265)	(1,641,385)
Net increase (decrease)	(95,035)	(151,902)	$ (985,140)	$ (1,199,758)
Institutional Class
Shares sold	21,917	14,526	$ 240,660	$ 135,955
Reinvestment of distributions	430	886	5,009	6,899
Shares redeemed	(33,643)	(17,475)	(378,698)	(143,026)
Net increase (decrease)	(11,296)	(2,063)	$ (133,029)	$ (172)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.152	$0.0216

Class T	12/07/09	$0.135	$0.0216

Class B	12/07/09	$0.080	$0.0216

Class C	12/07/09	$0.081	$0.0216

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Europe Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEUR-UANN-1210
1.784739.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	10.00%	3.80%	4.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Europe Capital Appreciation Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Melissa Reilly, Portfolio Manager of Fidelity AdvisorSM Europe Capital Appreciation Fund: For the 12 months ending October 31, 2010, the fund's Institutional Class shares advanced 10.00%, outpacing the 8.60% increase of the MSCI Europe Index. Stock selection and a significant overweighting in consumer discretionary contributed the most. The fund's media holdings - Germany's ProSiebenSat.1 Media, U.S.-based Virgin Media and Sweden's Modern Times Group - were beneficial, as advertising spending increased during the period. ProSiebenSat.1 Media and Virgin Media were out-of-index positions. The fund's positioning in industrials, particularly among capital goods names, and security selection in technology helped. Danish pharmaceutical company Novo Nordisk and materials firm Umicore in Belgium also aided results. Geographically, the fund's holdings in Germany and Denmark notably contributed, as did out-of-index stakes in the U.S., China and South Africa. Conversely, investments in the U.K., Spain and the Netherlands detracted. On a sector basis, the fund's positioning in telecommunication services, materials and consumer staples hurt, while several underweightings among individual stocks detracted, including AstraZeneca, a British biopharmaceutical firm, and telecom companies U.K.-based Vodafone and Telefonica in Spain. I sold Telefonica by period end. British oil company BP also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,074.10	$ 7.84**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,072.50	$ 9.14**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,069.70	$ 11.74**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,070.10	$ 11.74**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,075.40	$ 6.54**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective November 1, 2010 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.58
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.88
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.48
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.48
HypotheticalA		$ 11.17
Institutional Class	1.20%
Actual		$ 6.28
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.5	1.8
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.2	4.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.5	0.3
Novartis AG (Switzerland, Pharmaceuticals)	2.4	1.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.3	2.9
	13.9
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.2	12.7
Financials	18.9	23.7
Industrials	11.3	14.0
Energy	11.2	11.2
Materials	10.0	9.6
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	30.0	29.1
France	13.0	12.2
Germany	10.0	10.0
Switzerland	9.5	11.4
Spain	4.8	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 99.6%	Stocks 99.6%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 0.4%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Austria - 0.7%
Erste Bank AG	3,500	$ 157,937
Bailiwick of Jersey - 2.9%
Experian PLC	15,600	181,328
Randgold Resources Ltd. sponsored ADR	3,300	309,936
Shire PLC	7,490	175,747
TOTAL BAILIWICK OF JERSEY		667,011
Belgium - 3.1%
Ageas	51,300	157,681
Anheuser-Busch InBev SA NV	5,433	340,453
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	25
Umicore SA	4,564	214,777
TOTAL BELGIUM		712,936
Bermuda - 0.4%
Huabao International Holdings Ltd.	62,000	93,425
British Virgin Islands - 0.3%
Playtech Ltd.	9,825	70,481
Canada - 1.6%
First Quantum Minerals Ltd.	1,400	122,594
Niko Resources Ltd.	500	47,701
Petrobank Energy & Resources Ltd. (a)	1,600	63,677
Uranium One, Inc. (a)	32,600	133,290
TOTAL CANADA		367,262
Cayman Islands - 0.7%
Hengdeli Holdings Ltd.	284,000	157,549
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	900	99,009
China Merchants Bank Co. Ltd. (H Shares)	48,000	136,236
Home Inns & Hotels Management, Inc. sponsored ADR (a)	1,300	66,508
TOTAL CHINA		301,753
Denmark - 3.1%
Carlsberg AS Series B	1,700	185,889
Novo Nordisk AS Series B	3,147	330,379
Novozymes AS Series B	1,000	133,231
Pandora A/S	1,500	72,773
TOTAL DENMARK		722,272
Finland - 1.1%
Nokia Corp.	23,550	252,849
Common Stocks - continued
	Shares	Value
France - 13.0%
Accor SA	4,462	$ 182,938
Alstom SA	2,192	110,595
Atos Origin SA (a)	3,116	144,056
BNP Paribas SA	5,069	370,649
Essilor International SA	1,397	93,266
Iliad Group SA	1,650	185,738
L'Oreal SA	2,200	258,242
LVMH Moet Hennessy - Louis Vuitton	1,912	299,567
Natixis SA (a)	34,500	211,558
PPR SA	1,300	213,087
Publicis Groupe SA	3,300	164,340
Remy Cointreau SA	1,423	99,913
Safran SA	5,100	161,656
Schneider Electric SA	1,637	232,336
Societe Generale Series A	2,155	129,014
Vallourec SA	1,604	166,432
TOTAL FRANCE		3,023,387
Germany - 6.5%
Bayerische Motoren Werke AG (BMW)	3,554	254,728
Fresenius Medical Care AG & Co. KGaA	2,200	140,111
Linde AG	1,133	163,090
MAN SE	2,262	248,649
Rheinmetall AG	1,800	129,639
SAP AG	2,911	151,773
Siemens AG	3,782	431,943
TOTAL GERMANY		1,519,933
Italy - 1.5%
Mediaset SpA	21,100	155,606
Saipem SpA	4,218	187,402
TOTAL ITALY		343,008
Netherlands - 2.5%
AEGON NV (a)	19,000	120,387
ASML Holding NV (Netherlands)	4,500	149,137
ING Groep NV (Certificaten Van Aandelen) unit (a)	14,700	157,231
Randstad Holdings NV (a)	3,153	150,044
TOTAL NETHERLANDS		576,799
Norway - 2.4%
Aker Solutions ASA	5,400	82,208
DnB NOR ASA	11,800	161,917
Common Stocks - continued
	Shares	Value
Norway - continued
Storebrand ASA (A Shares) (a)	28,500	$ 207,258
Telenor ASA	6,200	99,942
TOTAL NORWAY		551,325
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	17,849	81,787
Russia - 2.0%
Magnit OJSC GDR (Reg. S)	4,600	123,004
Mechel Steel Group OAO sponsored ADR	5,000	117,750
OJSC MMC Norilsk Nickel sponsored ADR	6,400	119,360
Uralkali JSC GDR (Reg. S)	4,800	118,800
TOTAL RUSSIA		478,914
South Africa - 0.9%
Clicks Group Ltd.	31,999	208,757
Spain - 4.8%
Banco Santander SA	40,891	524,726
Gestevision Telecinco SA	27,700	353,287
Inditex SA	2,853	238,228
TOTAL SPAIN		1,116,241
Sweden - 3.9%
Elekta AB (B Shares)	1,800	68,103
H&M Hennes & Mauritz AB (B Shares)	7,374	259,794
Modern Times Group MTG AB (B Shares)	1,500	107,557
Sandvik AB	11,400	171,812
SKF AB (B Shares)	3,700	95,524
Swedbank AB (A Shares) (a)	15,005	209,413
TOTAL SWEDEN		912,203
Switzerland - 9.5%
Clariant AG (Reg.) (a)	7,670	129,658
Compagnie Financiere Richemont SA Series A	4,622	230,454
Julius Baer Group Ltd.	2,170	91,575
Nestle SA	8,426	461,382
Novartis AG	9,515	551,157
Schindler Holding AG (participation certificate)	1,591	170,519
The Swatch Group AG (Bearer)	500	191,040
Transocean Ltd. (a)	1,000	63,360
UBS AG (a)	18,294	310,675
TOTAL SWITZERLAND		2,199,820
Common Stocks - continued
	Shares	Value
Turkey - 0.8%
Boyner Buyuk Magazacilik AS (a)	25,000	$ 58,217
Turkiye Garanti Bankasi AS	21,000	128,843
TOTAL TURKEY		187,060
United Kingdom - 30.0%
Aegis Group PLC	30,624	61,674
AstraZeneca PLC (United Kingdom)	2,934	147,567
BG Group PLC	17,699	344,673
BHP Billiton PLC	5,413	191,732
BP PLC	43,400	294,960
BP PLC sponsored ADR	12,500	510,375
British Airways PLC (a)(d)	44,600	193,431
Britvic PLC	13,700	105,884
Burberry Group PLC	11,400	186,115
Capita Group PLC	8,500	104,384
Carphone Warehouse Group PLC	28,950	141,234
Fresnillo PLC	8,200	164,220
GlaxoSmithKline PLC	22,700	443,220
HSBC Holdings PLC sponsored ADR	10,262	534,753
ITV PLC (a)	138,600	151,555
Kazakhmys PLC	4,200	88,554
Kesa Electricals PLC	31,400	79,737
Lloyds Banking Group PLC (a)	227,200	249,690
Micro Focus International PLC	18,400	112,553
Misys PLC (a)	26,100	117,671
Morgan Crucible Co. PLC	25,800	94,658
Next PLC	2,300	84,201
Reckitt Benckiser Group PLC	4,200	234,910
Royal Dutch Shell PLC Class A (United Kingdom)	23,017	747,120
Sage Group PLC	19,900	85,892
Schroders PLC	4,700	118,900
Standard Chartered PLC (United Kingdom)	10,738	310,616
TalkTalk Telecom Group PLC (a)	43,600	92,137
Vodafone Group PLC	216,500	591,751
Wolfson Microelectronics PLC (a)	26,100	106,422
Xstrata PLC	13,800	267,416
TOTAL UNITED KINGDOM		6,958,005
United States of America - 2.8%
Allergan, Inc.	1,500	108,615
Anadarko Petroleum Corp.	1,400	86,198
Apple, Inc. (a)	400	120,348
Common Stocks - continued
	Shares	Value
United States of America - continued
CF Industries Holdings, Inc.	700	$ 85,771
Google, Inc. Class A (a)	100	61,299
Virgin Media, Inc. (d)	7,300	185,639
TOTAL UNITED STATES OF AMERICA		647,870
TOTAL COMMON STOCKS (Cost $19,694,713)		22,308,584
Nonconvertible Preferred Stocks - 3.5%

Germany - 3.5%
ProSiebenSat.1 Media AG	14,200	375,216
Volkswagen AG	2,800	420,774
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $513,231)		795,990
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.23% (b)	333,865	333,865
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	342,135	342,135
TOTAL MONEY MARKET FUNDS (Cost $676,000)		676,000
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $20,883,944)		23,780,574
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(570,806)
NET ASSETS - 100%		$ 23,209,768
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 450
Fidelity Securities Lending Cash Central Fund	9,407
Total	$ 9,857
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,958,005	$ 5,039,085	$ 1,918,920	$ -
France	3,023,387	3,023,387	-	-
Germany	2,315,923	1,592,096	723,827	-
Switzerland	2,199,820	1,337,988	861,832	-
Spain	1,116,241	591,515	524,726	-
Sweden	912,203	912,203	-	-
Denmark	722,272	391,893	330,379	-
Belgium	712,936	712,936	-	-
Bailiwick of Jersey	667,011	491,264	175,747	-
Other	4,476,776	3,797,172	679,604	-
Money Market Funds	676,000	676,000	-	-
Total Investments in Securities:	$ 23,780,574	$ 18,565,539	$ 5,215,035	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $19,126,506 of which $11,081,881 and $8,044,625 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $327,596) - See accompanying schedule: Unaffiliated issuers (cost $20,207,944)	$ 23,104,574
Fidelity Central Funds (cost $676,000)	676,000
Total Investments (cost $20,883,944)		$ 23,780,574
Foreign currency held at value (cost $262)		265
Receivable for investments sold		54,248
Receivable for fund shares sold		2,794
Dividends receivable		48,491
Distributions receivable from Fidelity Central Funds		462
Receivable from investment adviser for expense reductions		5,159
Other receivables		7,976
Total assets		23,899,969

Liabilities
Payable for investments purchased	$ 200,260
Payable for fund shares redeemed	50,189
Accrued management fee	13,678
Distribution and service plan fees payable	9,516
Other affiliated payables	6,430
Other payables and accrued expenses	67,993
Collateral on securities loaned, at value	342,135
Total liabilities		690,201

Net Assets		$ 23,209,768
Net Assets consist of:
Paid in capital		$ 39,801,000
Undistributed net investment income		65,823
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,538,320)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,881,265
Net Assets		$ 23,209,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,276,439 ÷ 875,292 shares)	$ 11.74

Maximum offering price per share (100/94.25 of $11.74)	$ 12.46
Class T: Net Asset Value and redemption price per share ($7,495,557 ÷ 641,620 shares)	$ 11.68

Maximum offering price per share (100/96.50 of $11.68)	$ 12.10
Class B: Net Asset Value and offering price per share ($1,935,324 ÷ 170,496 shares)A	$ 11.35

Class C: Net Asset Value and offering price per share ($3,166,392 ÷ 280,323 shares)A	$ 11.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($336,056 ÷ 28,048 shares)	$ 11.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 534,770
Interest		5
Income from Fidelity Central Funds		9,857
Income before foreign taxes withheld		544,632
Less foreign taxes withheld		(57,960)
Total income		486,672

Expenses
Management fee	$ 169,951
Transfer agent fees	77,941
Distribution and service plan fees	120,721
Accounting and security lending fees	12,630
Custodian fees and expenses	67,520
Independent trustees' compensation	137
Registration fees	56,048
Audit	50,421
Legal	130
Miscellaneous	313
Total expenses before reductions	555,812
Expense reductions	(154,128)	401,684
Net investment income (loss)		84,988
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	331,258
Foreign currency transactions	(9,206)
Total net realized gain (loss)		322,052
Change in net unrealized appreciation (depreciation) on: Investment securities	1,504,855
Assets and liabilities in foreign currencies	2,278
Total change in net unrealized appreciation (depreciation)		1,507,133
Net gain (loss)		1,829,185
Net increase (decrease) in net assets resulting from operations		$ 1,914,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 84,988	$ 334,809
Net realized gain (loss)	322,052	(7,981,840)
Change in net unrealized appreciation (depreciation)	1,507,133	12,335,064
Net increase (decrease) in net assets resulting from operations	1,914,173	4,688,033
Distributions to shareholders from net investment income	(281,171)	(713,757)
Share transactions - net increase (decrease)	(4,178,483)	(4,078,182)
Redemption fees	436	558
Total increase (decrease) in net assets	(2,545,045)	(103,348)

Net Assets
Beginning of period	25,754,813	25,858,161
End of period (including undistributed net investment income of $65,823 and undistributed net investment income of $271,133, respectively)	$ 23,209,768	$ 25,754,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.82	$ 8.98	$ 20.94	$ 17.49	$ 13.47
Income from Investment Operations
Net investment income (loss) C	.06	.15	.25	.32	.19 F
Net realized and unrealized gain (loss)	.99	1.99	(9.22)	4.48	4.18
Total from investment operations	1.05	2.14	(8.97)	4.80	4.37
Distributions from net investment income	(.13)	(.30)	(.31)	(.12)	(.13)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.13)	(.30)	(2.99)	(1.35)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.74	$ 10.82	$ 8.98	$ 20.94	$ 17.49
Total Return A, B	9.74%	25.27%	(49.77)%	29.16%	33.17%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.00%	1.63%	1.53%	1.81%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.46%	1.46%	1.46%	1.40%
Net investment income (loss)	.61%	1.73%	1.65%	1.69%	1.16% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,276	$ 10,904	$ 10,286	$ 29,273	$ 18,972
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.92	$ 20.75	$ 17.35	$ 13.34
Income from Investment Operations
Net investment income (loss) C	.04	.13	.21	.27	.14 F
Net realized and unrealized gain (loss)	.97	1.99	(9.17)	4.44	4.17
Total from investment operations	1.01	2.12	(8.96)	4.71	4.31
Distributions from net investment income	(.11)	(.26)	(.19)	(.08)	(.08)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.11)	(.26)	(2.87)	(1.31)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.68	$ 10.78	$ 8.92	$ 20.75	$ 17.35
Total Return A, B	9.42%	24.99%	(49.91)%	28.86%	32.95%
Ratios to Average Net Assets D, G
Expenses before reductions	2.34%	2.28%	1.88%	1.80%	2.07%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.71%	1.71%	1.71%	1.65%
Net investment income (loss)	.36%	1.48%	1.40%	1.44%	.91% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,496	$ 8,014	$ 7,866	$ 21,357	$ 24,643
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 8.61	$ 20.16	$ 16.91	$ 12.98
Income from Investment Operations
Net investment income (loss) C	(.01)	.08	.13	.17	.06 F
Net realized and unrealized gain (loss)	.94	1.95	(8.86)	4.34	4.10
Total from investment operations	.93	2.03	(8.73)	4.51	4.16
Distributions from net investment income	(.06)	(.16)	(.14)	(.03)	(.01)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.06)	(.16)	(2.82)	(1.26)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.35	$ 10.48	$ 8.61	$ 20.16	$ 16.91
Total Return A, B	8.87%	24.34%	(50.13)%	28.29%	32.49%
Ratios to Average Net Assets D, G
Expenses before reductions	2.82%	2.77%	2.39%	2.31%	2.69%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.21%	2.21%	2.21%	2.15%
Net investment income (loss)	(.14)%	.98%	.90%	.94%	.41% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,935	$ 2,490	$ 2,806	$ 11,206	$ 8,529
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43	$ 8.58	$ 20.10	$ 16.89	$ 13.00
Income from Investment Operations
Net investment income (loss) C	(.01)	.08	.13	.17	.06 F
Net realized and unrealized gain (loss)	.94	1.94	(8.82)	4.32	4.07
Total from investment operations	.93	2.02	(8.69)	4.49	4.13
Distributions from net investment income	(.06)	(.17)	(.15)	(.05)	(.02)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.06)	(.17)	(2.83)	(1.28)	(.24)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.30	$ 10.43	$ 8.58	$ 20.10	$ 16.89
Total Return A, B	8.92%	24.29%	(50.11)%	28.21%	32.25%
Ratios to Average Net Assets D, G
Expenses before reductions	2.82%	2.77%	2.38%	2.26%	2.57%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.21%	2.21%	2.21%	2.15%
Net investment income (loss)	(.14)%	.98%	.90%	.94%	.41% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,166	$ 3,913	$ 4,522	$ 16,084	$ 9,173
Portfolio turnover rate E	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 9.13	$ 21.27	$ 17.72	$ 13.63
Income from Investment Operations
Net investment income (loss) B	.09	.18	.30	.38	.23 E
Net realized and unrealized gain (loss)	1.01	2.03	(9.38)	4.54	4.25
Total from investment operations	1.10	2.21	(9.08)	4.92	4.48
Distributions from net investment income	(.15)	(.31)	(.38)	(.14)	(.17)
Distributions from net realized gain	-	-	(2.68)	(1.23)	(.22)
Total distributions	(.15)	(.31)	(3.06)	(1.37)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.98	$ 11.03	$ 9.13	$ 21.27	$ 17.72
Total Return A	10.00%	25.57%	(49.63)%	29.57%	33.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.80%	1.68%	1.27%	1.19%	1.46%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.19%	1.25%
Expenses net of all reductions	1.17%	1.21%	1.21%	1.15%	1.15%
Net investment income (loss)	.86%	1.98%	1.90%	2.00%	1.41% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 336	$ 434	$ 378	$ 1,738	$ 1,331
Portfolio turnover rate D	143%	109%	112%	173%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,479,732
Gross unrealized depreciation	(994,917)
Net unrealized appreciation (depreciation)	$ 2,484,815

Tax Cost	$ 21,295,759

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 65,823
Capital loss carryforward	$ (19,126,506)
Net unrealized appreciation (depreciation)	$ 2,469,450

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 281,171	$ 713,757

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $33,563,180 and $37,753,503, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 25,560	$ 117
Class T	.25%	.25%	38,808	0
Class B	.75%	.25%	21,598	16,277
Class C	.75%	.25%	34,755	3,072
			$ 120,721	$ 19,466

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,042
Class T	1,572
Class B*	3,926
Class C*	534
$ 9,074

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,600.32
Class T	26,299.34
Class B	6,947.32
Class C	11,137.32
Institutional Class	958.28
	$ 77,941

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $164 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,407.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 56,108
Class T	1.75%	46,246
Class B	2.25%	12,183
Class C	2.25%	19,521
Institutional Class	1.25%	1,897
		$ 135,955

Effective November 1, 2010, the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20% and 1.20% for Class A, T, B, C and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,173 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 132,405	$ 340,910
Class T	105,744	225,684
Class B	13,563	51,025
Class C	22,327	84,088
Institutional Class	7,132	12,050
Total	$ 281,171	$ 713,757

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	127,568	177,631	$ 1,411,611	$ 1,639,370
Reinvestment of distributions	10,457	39,468	119,629	302,323
Shares redeemed	(270,495)	(354,257)	(2,873,077)	(3,023,659)
Net increase (decrease)	(132,470)	(137,158)	$ (1,341,837)	$ (1,081,966)
Class T
Shares sold	285,617	87,906	$ 3,265,728	$ 796,657
Reinvestment of distributions	8,986	28,519	102,440	218,168
Shares redeemed	(396,557)	(254,291)	(4,398,721)	(2,158,253)
Net increase (decrease)	(101,954)	(137,866)	$ (1,030,553)	$ (1,143,428)
Class B
Shares sold	16,071	34,740	$ 167,235	$ 327,679
Reinvestment of distributions	1,085	6,019	12,073	44,965
Shares redeemed	(84,324)	(129,030)	(867,232)	(1,025,502)
Net increase (decrease)	(67,168)	(88,271)	$ (687,924)	$ (652,858)
Class C
Shares sold	36,176	42,669	$ 385,078	$ 369,138
Reinvestment of distributions	1,719	9,756	19,047	72,489
Shares redeemed	(132,930)	(204,327)	(1,389,265)	(1,641,385)
Net increase (decrease)	(95,035)	(151,902)	$ (985,140)	$ (1,199,758)
Institutional Class
Shares sold	21,917	14,526	$ 240,660	$ 135,955
Reinvestment of distributions	430	886	5,009	6,899
Shares redeemed	(33,643)	(17,475)	(378,698)	(143,026)
Net increase (decrease)	(11,296)	(2,063)	$ (133,029)	$ (172)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
12/7/09	$0.171	$0.0216

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Europe Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEURI-UANN-1210
1.784740.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Global Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	20.34%	1.18%	1.40%
Class T (incl. 3.50% sales charge)	22.75%	1.41%	1.37%
Class B (incl. contingent deferred sales charge)A	21.64%	1.32%	1.46%
Class C (incl. contingent deferred sales charge)B	25.68%	1.63%	1.23%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Global Capital Appreciation Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period. Index values for periods prior to 2010 have been restated from prior years' reports.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Thomas Allen, who became Portfolio Manager of Fidelity AdvisorSM Global Capital Appreciation Fund on February 17, 2010: During the year, the fund's Class A, Class T, Class B and Class C shares returned 27.68%, 27.20%, 26.64% and 26.68%, respectively (excluding sales charges), almost doubling the 14.47% return of the MSCI ACWI (All Country World Index) Index. Relative performance was particularly aided by stock picking in technology, consumer staples, health care and several other sectors, as well as an underweighting in financials. Geographically, my picks in Japan, China, Taiwan, South Africa and India added value, as did a large overweighting in India. China-based Kingdee International Software Group was our top individual contributor, as the provider of accounting software for smaller companies benefited from significantly growing its market share. Other key contributors were Taiwanese smart phone maker HTC, South Africa's Blue Label Telecoms and ICRA, an Indian bond-rating agency. Conversely, our cash position detracted, as did weak picks in capital goods and real estate, along with an overweighting in technology and an underweighting in materials. China Pharma Holdings was the largest relative detractor, followed by U.S.-based MasTec, which installs utility and telecom infrastructure, and online retailer drugstore.com. All of the stocks I've mentioned, except for HTC, were out of index. I sold China Pharma and MasTec during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%
Actual		$ 1,000.00	$ 1,089.80	$ 7.90**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%
Actual		$ 1,000.00	$ 1,088.10	$ 9.21**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%
Actual		$ 1,000.00	$ 1,085.10	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%
Actual		$ 1,000.00	$ 1,085.10	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,090.90	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Shareholder Expense Example - continued

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.64
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.95
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.56
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.56
HypotheticalA		$ 11.17
Institutional Class	1.20%
Actual		$ 6.33
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
China Valves Technology, Inc. (United States of America, Machinery)	5.0	0.0
Kenedix, Inc. (Japan, Real Estate Management & Development)	4.7	4.2
Blue Label Telecoms Ltd. (South Africa, Commercial Services & Supplies)	4.6	3.6
EnergyO Solutions AB (Sweden, Electric Utilities)	4.3	0.5
Proto Corp. (Japan, Media)	3.0	5.0
	21.6
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.1	35.3
Health Care	13.8	10.2
Financials	12.6	13.4
Consumer Discretionary	11.9	15.7
Industrials	11.5	10.9
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	19.8	33.0
India	16.0	15.5
Japan	12.6	14.5
Cayman Islands	7.9	10.0
South Africa	6.2	6.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 84.8%	Stocks 99.3%
Short-Term Investments and Net Other Assets 15.2%	Short-Term Investments and Net Other Assets 0.7%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 84.8%
	Shares	Value
Australia - 0.3%
Newcrest Mining Ltd.	6,340	$ 248,191
Bermuda - 1.0%
Fairwood Holdings Ltd.	578,000	794,901
Brazil - 0.5%
Brasil Insurance Participacoes e Administracao SA (a)	100	79,356
Tegma Gestao Logistica	27,200	337,042
TOTAL BRAZIL		416,398
British Virgin Islands - 1.3%
HLS Systems International Ltd. (a)(d)	78,400	990,976
Kingtone Wirelessinfo Solution Holding Ltd. sponsored ADR (a)(d)	4,100	13,653
TOTAL BRITISH VIRGIN ISLANDS		1,004,629
Canada - 1.9%
Computer Modelling Group Ltd.	48,200	917,308
Kinross Gold Corp.	22,300	401,221
Kinross Gold Corp. warrants 9/17/14 (a)	396	1,627
Petrobank Energy & Resources Ltd. (a)	1,700	67,657
Yamana Gold, Inc.	3,500	38,504
TOTAL CANADA		1,426,317
Cayman Islands - 7.9%
China Real Estate Information Corp. ADR (d)	152,500	1,511,275
Daphne International Holdings Ltd.	1,390,000	1,552,962
Kingdee International Software Group Co. Ltd.	3,824,000	2,017,760
Longtop Financial Technologies Ltd. ADR (a)	18,300	665,022
Tianyi Fruit Holdings Ltd.	884,000	315,908
Xinyi Glass Holdings Co. Ltd.	30,000	23,803
TOTAL CAYMAN ISLANDS		6,086,730
Denmark - 0.6%
Vestas Wind Systems AS (a)(d)	15,300	488,198
France - 2.6%
AXA SA	30,000	546,005
Ubisoft Entertainment SA (a)	112,626	1,465,114
TOTAL FRANCE		2,011,119
Germany - 0.3%
Kontron AG	20,200	195,908
Hong Kong - 0.4%
Wharf Holdings Ltd.	45,000	295,501
Common Stocks - continued
	Shares	Value
India - 16.0%
Cadila Healthcare Ltd.	10,818	$ 170,416
FDC Ltd.	828,819	1,943,728
Hawkins Cookers Ltd.	12,376	298,336
ICRA Ltd.	55,449	1,715,197
Indoco Remedies Ltd.	102,728	1,162,860
INFO Edge India Ltd.	51,457	789,820
MIC Electronics Ltd.	1,590,610	1,424,641
NIIT Ltd.	109,800	162,873
NIIT Technologies Ltd.	270,921	1,341,005
Opto Circuits India Ltd.	187,108	1,213,828
Prakash Industries Ltd. (a)	26,482	86,123
REI Six Ten Retail Ltd.	166,449	275,256
Strides Arcolab Ltd.	61,930	587,933
Unichem Laboratories Ltd.	233,125	1,208,621
TOTAL INDIA		12,380,637
Japan - 12.6%
Aozora Bank Ltd.	795,000	1,333,727
DeNA Co. Ltd.	38,200	988,348
Kakaku.com, Inc.	93	449,571
Kenedix, Inc. (a)(d)	18,158	3,662,288
Park24 Co. Ltd.	39,900	385,761
Proto Corp.	55,900	2,275,040
Tokyo Electron Ltd.	1,800	101,562
Tsutsumi Jewelry Co. Ltd.	22,000	518,081
TOTAL JAPAN		9,714,378
Korea (South) - 1.2%
Able C&C Ltd.	44,755	961,168
Netherlands - 0.9%
Gemalto NV	15,000	682,924
Russia - 2.8%
Pharmstandard OJSC (a)	3,700	324,241
Sollers OJSC (a)	17,950	305,672
Veropharm (a)	37,300	1,504,667
TOTAL RUSSIA		2,134,580
South Africa - 6.2%
Aspen Pharmacare Holdings Ltd.	56,300	751,465
Common Stocks - continued
	Shares	Value
South Africa - continued
Blue Label Telecoms Ltd.	3,438,177	$ 3,533,861
Clicks Group Ltd.	72,842	475,211
TOTAL SOUTH AFRICA		4,760,537
Sweden - 4.3%
EnergyO Solutions AB (a)	498,352	3,319,065
Switzerland - 0.5%
Nobel Biocare Holding AG (Switzerland)	8,380	138,510
Weatherford International Ltd. (a)	16,100	270,641
TOTAL SWITZERLAND		409,151
Taiwan - 2.9%
HTC Corp.	91,350	2,062,501
Tong Yang Industry Co. Ltd.	94,000	149,423
TOTAL TAIWAN		2,211,924
United Kingdom - 0.8%
Barclays PLC Sponsored ADR	18,300	322,995
Ensco International Ltd. ADR	7,100	329,014
TOTAL UNITED KINGDOM		652,009
United States of America - 19.8%
Advance Auto Parts, Inc.	23,900	1,553,022
Altera Corp.	32,600	1,017,446
China Biologic Products, Inc. (a)(d)	60,300	590,337
China Jo-Jo Drugstores, Inc. (a)(d)	344,100	1,703,295
China Valves Technology, Inc. (a)(d)	441,397	3,848,981
Computer Task Group, Inc. (a)	168,100	1,341,438
DG FastChannel, Inc. (a)	12,895	303,677
drugstore.com, Inc. (a)	132,100	211,360
eBay, Inc. (a)	1,300	38,753
Genomic Health, Inc. (a)	680	9,629
Market Leader, Inc. (a)	36,101	70,397
Nanosphere, Inc. (a)	200,814	911,696
Northern Trust Corp.	6,600	327,558
NVE Corp. (a)	11,421	549,693
PowerSecure International, Inc. (a)(d)	33,900	318,999
Support.com, Inc. (a)	82,500	467,775
Uranium Energy Corp. (a)(d)	9,900	38,313
Common Stocks - continued
	Shares	Value
United States of America - continued
USANA Health Sciences, Inc. (a)	42,995	$ 1,888,340
Zoltek Companies, Inc. (a)(d)	10,948	105,101
TOTAL UNITED STATES OF AMERICA		15,295,810
TOTAL COMMON STOCKS (Cost $56,153,805)		65,490,075
Money Market Funds - 20.2%

Fidelity Cash Central Fund, 0.23% (b)	11,023,213	11,023,213
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	4,585,262	4,585,262
TOTAL MONEY MARKET FUNDS (Cost $15,608,475)		15,608,475
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $71,762,280)		81,098,550
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(3,825,817)
NET ASSETS - 100%		$ 77,272,733
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,314
Fidelity Securities Lending Cash Central Fund	23,119
Total	$ 26,433
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 15,295,810	$ 15,295,810	$ -	$ -
India	12,380,637	12,380,637	-	-
Japan	9,714,378	9,612,816	101,562	-
Cayman Islands	6,086,730	6,086,730	-	-
South Africa	4,760,537	4,760,537	-	-
Sweden	3,319,065	3,319,065	-	-
Taiwan	2,211,924	2,211,924	-	-
Russia	2,134,580	2,134,580	-	-
France	2,011,119	2,011,119	-	-
Other	7,575,295	7,495,939	79,356	-
Money Market Funds	15,608,475	15,608,475	-	-
Total Investments in Securities:	$ 81,098,550	$ 80,917,632	$ 180,918	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $10,598,573 of which $7,580,172 and $3,018,401 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $4,434,372) - See accompanying schedule: Unaffiliated issuers (cost $56,153,805)	$ 65,490,075
Fidelity Central Funds (cost $15,608,475)	15,608,475
Total Investments (cost $71,762,280)		$ 81,098,550
Cash		363,628
Foreign currency held at value (cost $96,517)		96,590
Receivable for fund shares sold		1,523,742
Dividends receivable		73,967
Distributions receivable from Fidelity Central Funds		11,495
Receivable from investment adviser for expense reductions		2,714
Other receivables		25,277
Total assets		83,195,963

Liabilities
Payable for investments purchased	$ 1,008,938
Payable for fund shares redeemed	63,088
Accrued management fee	41,023
Distribution and service plan fees payable	21,091
Other affiliated payables	13,283
Other payables and accrued expenses	190,545
Collateral on securities loaned, at value	4,585,262
Total liabilities		5,923,230

Net Assets		$ 77,272,733
Net Assets consist of:
Paid in capital		$ 78,726,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,645,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,191,855
Net Assets		$ 77,272,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($30,382,527 ÷ 2,663,596 shares)	$ 11.41

Maximum offering price per share (100/94.25 of $11.41)	$ 12.11
Class T: Net Asset Value and redemption price per share ($23,236,913 ÷ 2,091,542 shares)	$ 11.11

Maximum offering price per share (100/96.50 of $11.11)	$ 11.51
Class B: Net Asset Value and offering price per share ($2,731,290 ÷ 261,103 shares) A	$ 10.46

Class C: Net Asset Value and offering price per share ($7,986,448 ÷ 763,411 shares) A	$ 10.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,935,555 ÷ 1,100,250 shares)	$ 11.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 528,445
Interest		3,256
Income from Fidelity Central Funds		26,433
Income before foreign taxes withheld		558,134
Less foreign taxes withheld		(34,225)
Total income		523,909

Expenses
Management fee Basic fee	$ 236,878
Performance adjustment	(245)
Transfer agent fees	99,419
Distribution and service plan fees	156,797
Accounting and security lending fees	17,484
Custodian fees and expenses	97,566
Independent trustees' compensation	170
Registration fees	56,274
Audit	65,917
Legal	139
Miscellaneous	348
Total expenses before reductions	730,747
Expense reductions	(175,676)	555,071
Net investment income (loss)		(31,162)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $56,746)	2,235,107
Foreign currency transactions	3,552
Total net realized gain (loss)		2,238,659
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $141,556)	7,403,884
Assets and liabilities in foreign currencies	3,941
Total change in net unrealized appreciation (depreciation)		7,407,825
Net gain (loss)		9,646,484
Net increase (decrease) in net assets resulting from operations		$ 9,615,322

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (31,162)	$ 50,948
Net realized gain (loss)	2,238,659	(2,896,694)
Change in net unrealized appreciation (depreciation)	7,407,825	8,195,238
Net increase (decrease) in net assets resulting from operations	9,615,322	5,349,492
Distributions to shareholders from net investment income	(45,039)	(30,547)
Distributions to shareholders from net realized gain	(205,342)	-
Total distributions	(250,381)	(30,547)
Share transactions - net increase (decrease)	43,722,613	(1,928,677)
Redemption fees	5,493	261
Total increase (decrease) in net assets	53,093,047	3,390,529

Net Assets
Beginning of period	24,179,686	20,789,157
End of period (including undistributed net investment income of $0 and $21,196, respectively)	$ 77,272,733	$ 24,179,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 6.88	$ 15.38	$ 14.83	$ 13.68
Income from Investment Operations
Net investment income (loss) C	.01	.04	.04	.01	.01
Net realized and unrealized gain (loss)	2.47	2.13	(6.74)	2.69	1.20
Total from investment operations	2.48	2.17	(6.70)	2.70	1.21
Distributions from net investment income	(.03)	(.01)	-	-	(.04)
Distributions from net realized gain	(.08)	-	(1.80)	(2.15)	(.02)
Total distributions	(.11)	(.01)	(1.80)	(2.15)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.41	$ 9.04	$ 6.88	$ 15.38	$ 14.83
Total Return A, B	27.68%	31.68%	(48.99)%	20.55%	8.86%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	2.22%	1.90%	1.81%	1.69%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.41%	1.45%	1.46%
Net investment income (loss)	.13%	.53%	.38%	.06%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,383	$ 6,997	$ 6,904	$ 14,000	$ 10,956
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 6.72	$ 15.05	$ 14.59	$ 13.46
Income from Investment Operations
Net investment income (loss) C	(.01)	.02	.01	(.03)	(.03)
Net realized and unrealized gain (loss)	2.39	2.09	(6.59)	2.64	1.19
Total from investment operations	2.38	2.11	(6.58)	2.61	1.16
Distributions from net investment income	(.01)	(.01)	-	-	(.01)
Distributions from net realized gain	(.08)	-	(1.75)	(2.15)	(.02)
Total distributions	(.09)	(.01)	(1.75)	(2.15)	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.11	$ 8.82	$ 6.72	$ 15.05	$ 14.59
Total Return A, B	27.20%	31.50%	(49.12)%	20.24%	8.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.32%	2.50%	2.17%	2.08%	1.99%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.70%	1.69%	1.66%	1.71%	1.71%
Net investment income (loss)	(.13)%	.27%	.13%	(.19)%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,237	$ 10,494	$ 8,104	$ 22,039	$ 26,780
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 6.37	$ 14.34	$ 14.06	$ 13.01
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.04)	(.09)	(.10)
Net realized and unrealized gain (loss)	2.26	1.97	(6.25)	2.52	1.15
Total from investment operations	2.20	1.95	(6.29)	2.43	1.05
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(.05)	-	(1.68)	(2.15)	-
Total distributions	(.05)	(.01)	(1.68)	(2.15)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.46	$ 8.31	$ 6.37	$ 14.34	$ 14.06
Total Return A, B	26.64%	30.62%	(49.33)%	19.65%	8.07%
Ratios to Average Net Assets D, F
Expenses before reductions	2.82%	2.98%	2.66%	2.57%	2.52%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.16%	2.20%	2.22%
Net investment income (loss)	(.62)%	(.22)%	(.37)%	(.69)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,731	$ 2,162	$ 1,918	$ 5,029	$ 5,788
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 6.37	$ 14.36	$ 14.08	$ 13.02
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.04)	(.09)	(.10)
Net realized and unrealized gain (loss)	2.27	1.97	(6.26)	2.52	1.16
Total from investment operations	2.21	1.95	(6.30)	2.43	1.06
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(.06)	-	(1.69)	(2.15)	-
Total distributions	(.06)	(.01)	(1.69)	(2.15)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.46	$ 8.31	$ 6.37	$ 14.36	$ 14.08
Total Return A, B	26.68%	30.62%	(49.35)%	19.62%	8.14%
Ratios to Average Net Assets D, F
Expenses before reductions	2.77%	2.97%	2.63%	2.57%	2.50%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.16%	2.20%	2.21%
Net investment income (loss)	(.63)%	(.22)%	(.37)%	(.69)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,986	$ 3,378	$ 2,697	$ 5,352	$ 5,348
Portfolio turnover rate E	179%	258%	257%	102%	251%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.31	$ 7.07	$ 15.76	$ 15.11	$ 13.93
Income from Investment Operations
Net investment income (loss) B	.04	.06	.07	.05	.05
Net realized and unrealized gain (loss)	2.54	2.20	(6.93)	2.75	1.22
Total from investment operations	2.58	2.26	(6.86)	2.80	1.27
Distributions from net investment income	(.05)	(.02)	-	-	(.07)
Distributions from net realized gain	(.08)	-	(1.83)	(2.15)	(.02)
Total distributions	(.13)	(.02)	(1.83)	(2.15)	(.09)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.76	$ 9.31	$ 7.07	$ 15.76	$ 15.11
Total Return A	28.00%	32.03%	(48.89)%	20.88%	9.15%
Ratios to Average Net Assets C, E
Expenses before reductions	1.43%	1.88%	1.51%	1.43%	1.29%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.16%	1.20%	1.21%
Net investment income (loss)	.38%	.78%	.63%	.31%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,936	$ 1,148	$ 1,166	$ 2,476	$ 2,464
Portfolio turnover rate D	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events,. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,616,625
Gross unrealized depreciation	(1,620,826)
Net unrealized appreciation (depreciation)	$ 8,995,799

Tax Cost	$ 72,102,751

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 293,696
Capital loss carryforward	$ (10,598,573)
Net unrealized appreciation (depreciation)	$ 8,996,900

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 250,381	$ 30,547

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $90,878,912 and $59,054,389, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,551	$ 5,093
Class T	.25%	.25%	60,860	-
Class B	.75%	.25%	23,323	17,503
Class C	.75%	.25%	42,063	8,529
			$ 156,797	$ 31,125

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,244
Class T	5,056
Class B*	2,846
Class C*	127
$ 32,273

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 36,166.30
Class T	39,638.33
Class B	7,434.32
Class C	12,983.31
Institutional Class	3,198.13
	$ 99,419

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,884 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $118 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,119. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations *	Reimbursement from adviser

Class A	1.50%	$ 48,068
Class T	1.75%	69,048
Class B	2.25%	13,462
Class C	2.25%	21,747
Institutional Class	1.25%	4,433
		$ 156,758

* Expense limitation in effect at period end.

Effective November 1, 2010 the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20% and 1.20% for Class A, T, B, C and Institutional, respectively.

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,918 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 24,148	$ 9,964
Class T	14,394	12,905
Class B	-	2,090
Class C	-	2,937
Institutional Class	6,497	2,651
Total	$ 45,039	$ 30,547
From net realized gain
Class A	$ 62,317	$ -
Class T	95,962	-
Class B	13,694	-
Class C	23,177	-
Institutional Class	10,192	-
Total	$ 205,342	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,107,781	202,494	$ 21,885,164	$ 1,551,596
Reinvestment of distributions	8,588	1,584	82,276	9,506
Shares redeemed	(226,391)	(433,602)	(2,293,965)	(2,853,060)
Net increase (decrease)	1,889,978	(229,524)	$ 19,673,475	$ (1,291,958)
Class T
Shares sold	1,253,117	218,150	$ 13,010,370	$ 1,562,039
Reinvestment of distributions	11,592	2,148	108,388	12,590
Shares redeemed	(363,578)	(235,220)	(3,522,646)	(1,618,407)
Net increase (decrease)	901,131	(14,922)	$ 9,596,112	$ (43,778)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class B
Shares sold	87,120	54,249	$ 802,164	$ 377,037
Reinvestment of distributions	1,450	341	12,817	1,894
Shares redeemed	(87,578)	(95,791)	(796,786)	(611,596)
Net increase (decrease)	992	(41,201)	$ 18,195	$ (232,665)
Class C
Shares sold	501,896	77,779	$ 4,858,487	$ 549,994
Reinvestment of distributions	2,379	477	21,027	2,645
Shares redeemed	(147,177)	(95,347)	(1,345,064)	(616,538)
Net increase (decrease)	357,098	(17,091)	$ 3,534,450	$ (63,899)
Institutional Class
Shares sold	986,043	23,710	$ 11,001,071	$ 163,841
Reinvestment of distributions	415	221	4,092	1,361
Shares redeemed	(9,490)	(65,564)	(104,782)	(461,579)
Net increase (decrease)	976,968	(41,633)	$ 10,900,381	$ (296,377)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.000	$0.042
Class T	12/06/10	12/03/10	$0.000	$0.029
Class B	12/06/10	12/03/10	$0.000	$0.000
Class C	12/06/10	12/03/10	$0.000	$0.017

Class A designates 30%, Class T designates 36%, Class B designates 56%, and Class C designates 53% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.071	$0.0127
Class T	12/07/09	$0.060	$0.0127
Class B	12/07/09	$0.039	$0.0127
Class C	12/07/09	$0.040	$0.0127

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLO-UANN-1210
1.784744.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Global Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	28.00%	2.65%	2.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Global Capital Appreciation Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period. Index values for periods prior to 2010 have been restated from prior years' reports.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Thomas Allen, who became Portfolio Manager of Fidelity AdvisorSM Global Capital Appreciation Fund on February 17, 2010: During the past year, the fund's Institutional Class shares returned 28.00%, almost doubling the 14.47% return of the MSCI ACWI (All Country World Index) Index. Relative performance was particularly aided by stock picking in technology, consumer staples, health care and several other sectors, as well as an underweighting in financials. Geographically, my picks in Japan, China, Taiwan, South Africa and India added value, as did a large overweighting in India. China-based Kingdee International Software Group was our top individual contributor, as the provider of accounting software for smaller companies benefited from significantly growing its market share. Other key contributors were Taiwanese smart phone maker HTC, South Africa's Blue Label Telecoms and ICRA, an Indian bond-rating agency. Conversely, our cash position detracted, as did weak picks in capital goods and real estate, along with an overweighting in technology and an underweighting in materials. China Pharma Holdings was the largest relative detractor, followed by U.S.-based MasTec, which installs utility and telecom infrastructure, and online retailer drugstore.com. All of the stocks I've mentioned, except for HTC, were out of index. I sold China Pharma and MasTec during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%
Actual		$ 1,000.00	$ 1,089.80	$ 7.90**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%
Actual		$ 1,000.00	$ 1,088.10	$ 9.21**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%
Actual		$ 1,000.00	$ 1,085.10	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%
Actual		$ 1,000.00	$ 1,085.10	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,090.90	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.64
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.95
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.56
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.56
HypotheticalA		$ 11.17
Institutional Class	1.20%
Actual		$ 6.33
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
China Valves Technology, Inc. (United States of America, Machinery)	5.0	0.0
Kenedix, Inc. (Japan, Real Estate Management & Development)	4.7	4.2
Blue Label Telecoms Ltd. (South Africa, Commercial Services & Supplies)	4.6	3.6
EnergyO Solutions AB (Sweden, Electric Utilities)	4.3	0.5
Proto Corp. (Japan, Media)	3.0	5.0
	21.6
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.1	35.3
Health Care	13.8	10.2
Financials	12.6	13.4
Consumer Discretionary	11.9	15.7
Industrials	11.5	10.9
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	19.8	33.0
India	16.0	15.5
Japan	12.6	14.5
Cayman Islands	7.9	10.0
South Africa	6.2	6.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 84.8%	Stocks 99.3%
Short-Term Investments and Net Other Assets 15.2%	Short-Term Investments and Net Other Assets 0.7%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 84.8%
	Shares	Value
Australia - 0.3%
Newcrest Mining Ltd.	6,340	$ 248,191
Bermuda - 1.0%
Fairwood Holdings Ltd.	578,000	794,901
Brazil - 0.5%
Brasil Insurance Participacoes e Administracao SA (a)	100	79,356
Tegma Gestao Logistica	27,200	337,042
TOTAL BRAZIL		416,398
British Virgin Islands - 1.3%
HLS Systems International Ltd. (a)(d)	78,400	990,976
Kingtone Wirelessinfo Solution Holding Ltd. sponsored ADR (a)(d)	4,100	13,653
TOTAL BRITISH VIRGIN ISLANDS		1,004,629
Canada - 1.9%
Computer Modelling Group Ltd.	48,200	917,308
Kinross Gold Corp.	22,300	401,221
Kinross Gold Corp. warrants 9/17/14 (a)	396	1,627
Petrobank Energy & Resources Ltd. (a)	1,700	67,657
Yamana Gold, Inc.	3,500	38,504
TOTAL CANADA		1,426,317
Cayman Islands - 7.9%
China Real Estate Information Corp. ADR (d)	152,500	1,511,275
Daphne International Holdings Ltd.	1,390,000	1,552,962
Kingdee International Software Group Co. Ltd.	3,824,000	2,017,760
Longtop Financial Technologies Ltd. ADR (a)	18,300	665,022
Tianyi Fruit Holdings Ltd.	884,000	315,908
Xinyi Glass Holdings Co. Ltd.	30,000	23,803
TOTAL CAYMAN ISLANDS		6,086,730
Denmark - 0.6%
Vestas Wind Systems AS (a)(d)	15,300	488,198
France - 2.6%
AXA SA	30,000	546,005
Ubisoft Entertainment SA (a)	112,626	1,465,114
TOTAL FRANCE		2,011,119
Germany - 0.3%
Kontron AG	20,200	195,908
Hong Kong - 0.4%
Wharf Holdings Ltd.	45,000	295,501
Common Stocks - continued
	Shares	Value
India - 16.0%
Cadila Healthcare Ltd.	10,818	$ 170,416
FDC Ltd.	828,819	1,943,728
Hawkins Cookers Ltd.	12,376	298,336
ICRA Ltd.	55,449	1,715,197
Indoco Remedies Ltd.	102,728	1,162,860
INFO Edge India Ltd.	51,457	789,820
MIC Electronics Ltd.	1,590,610	1,424,641
NIIT Ltd.	109,800	162,873
NIIT Technologies Ltd.	270,921	1,341,005
Opto Circuits India Ltd.	187,108	1,213,828
Prakash Industries Ltd. (a)	26,482	86,123
REI Six Ten Retail Ltd.	166,449	275,256
Strides Arcolab Ltd.	61,930	587,933
Unichem Laboratories Ltd.	233,125	1,208,621
TOTAL INDIA		12,380,637
Japan - 12.6%
Aozora Bank Ltd.	795,000	1,333,727
DeNA Co. Ltd.	38,200	988,348
Kakaku.com, Inc.	93	449,571
Kenedix, Inc. (a)(d)	18,158	3,662,288
Park24 Co. Ltd.	39,900	385,761
Proto Corp.	55,900	2,275,040
Tokyo Electron Ltd.	1,800	101,562
Tsutsumi Jewelry Co. Ltd.	22,000	518,081
TOTAL JAPAN		9,714,378
Korea (South) - 1.2%
Able C&C Ltd.	44,755	961,168
Netherlands - 0.9%
Gemalto NV	15,000	682,924
Russia - 2.8%
Pharmstandard OJSC (a)	3,700	324,241
Sollers OJSC (a)	17,950	305,672
Veropharm (a)	37,300	1,504,667
TOTAL RUSSIA		2,134,580
South Africa - 6.2%
Aspen Pharmacare Holdings Ltd.	56,300	751,465
Common Stocks - continued
	Shares	Value
South Africa - continued
Blue Label Telecoms Ltd.	3,438,177	$ 3,533,861
Clicks Group Ltd.	72,842	475,211
TOTAL SOUTH AFRICA		4,760,537
Sweden - 4.3%
EnergyO Solutions AB (a)	498,352	3,319,065
Switzerland - 0.5%
Nobel Biocare Holding AG (Switzerland)	8,380	138,510
Weatherford International Ltd. (a)	16,100	270,641
TOTAL SWITZERLAND		409,151
Taiwan - 2.9%
HTC Corp.	91,350	2,062,501
Tong Yang Industry Co. Ltd.	94,000	149,423
TOTAL TAIWAN		2,211,924
United Kingdom - 0.8%
Barclays PLC Sponsored ADR	18,300	322,995
Ensco International Ltd. ADR	7,100	329,014
TOTAL UNITED KINGDOM		652,009
United States of America - 19.8%
Advance Auto Parts, Inc.	23,900	1,553,022
Altera Corp.	32,600	1,017,446
China Biologic Products, Inc. (a)(d)	60,300	590,337
China Jo-Jo Drugstores, Inc. (a)(d)	344,100	1,703,295
China Valves Technology, Inc. (a)(d)	441,397	3,848,981
Computer Task Group, Inc. (a)	168,100	1,341,438
DG FastChannel, Inc. (a)	12,895	303,677
drugstore.com, Inc. (a)	132,100	211,360
eBay, Inc. (a)	1,300	38,753
Genomic Health, Inc. (a)	680	9,629
Market Leader, Inc. (a)	36,101	70,397
Nanosphere, Inc. (a)	200,814	911,696
Northern Trust Corp.	6,600	327,558
NVE Corp. (a)	11,421	549,693
PowerSecure International, Inc. (a)(d)	33,900	318,999
Support.com, Inc. (a)	82,500	467,775
Uranium Energy Corp. (a)(d)	9,900	38,313
Common Stocks - continued
	Shares	Value
United States of America - continued
USANA Health Sciences, Inc. (a)	42,995	$ 1,888,340
Zoltek Companies, Inc. (a)(d)	10,948	105,101
TOTAL UNITED STATES OF AMERICA		15,295,810
TOTAL COMMON STOCKS (Cost $56,153,805)		65,490,075
Money Market Funds - 20.2%

Fidelity Cash Central Fund, 0.23% (b)	11,023,213	11,023,213
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	4,585,262	4,585,262
TOTAL MONEY MARKET FUNDS (Cost $15,608,475)		15,608,475
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $71,762,280)		81,098,550
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(3,825,817)
NET ASSETS - 100%		$ 77,272,733
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,314
Fidelity Securities Lending Cash Central Fund	23,119
Total	$ 26,433
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 15,295,810	$ 15,295,810	$ -	$ -
India	12,380,637	12,380,637	-	-
Japan	9,714,378	9,612,816	101,562	-
Cayman Islands	6,086,730	6,086,730	-	-
South Africa	4,760,537	4,760,537	-	-
Sweden	3,319,065	3,319,065	-	-
Taiwan	2,211,924	2,211,924	-	-
Russia	2,134,580	2,134,580	-	-
France	2,011,119	2,011,119	-	-
Other	7,575,295	7,495,939	79,356	-
Money Market Funds	15,608,475	15,608,475	-	-
Total Investments in Securities:	$ 81,098,550	$ 80,917,632	$ 180,918	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $10,598,573 of which $7,580,172 and $3,018,401 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $4,434,372) - See accompanying schedule: Unaffiliated issuers (cost $56,153,805)	$ 65,490,075
Fidelity Central Funds (cost $15,608,475)	15,608,475
Total Investments (cost $71,762,280)		$ 81,098,550
Cash		363,628
Foreign currency held at value (cost $96,517)		96,590
Receivable for fund shares sold		1,523,742
Dividends receivable		73,967
Distributions receivable from Fidelity Central Funds		11,495
Receivable from investment adviser for expense reductions		2,714
Other receivables		25,277
Total assets		83,195,963

Liabilities
Payable for investments purchased	$ 1,008,938
Payable for fund shares redeemed	63,088
Accrued management fee	41,023
Distribution and service plan fees payable	21,091
Other affiliated payables	13,283
Other payables and accrued expenses	190,545
Collateral on securities loaned, at value	4,585,262
Total liabilities		5,923,230

Net Assets		$ 77,272,733
Net Assets consist of:
Paid in capital		$ 78,726,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,645,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,191,855
Net Assets		$ 77,272,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($30,382,527 ÷ 2,663,596 shares)	$ 11.41

Maximum offering price per share (100/94.25 of $11.41)	$ 12.11
Class T: Net Asset Value and redemption price per share ($23,236,913 ÷ 2,091,542 shares)	$ 11.11

Maximum offering price per share (100/96.50 of $11.11)	$ 11.51
Class B: Net Asset Value and offering price per share ($2,731,290 ÷ 261,103 shares) A	$ 10.46

Class C: Net Asset Value and offering price per share ($7,986,448 ÷ 763,411 shares) A	$ 10.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,935,555 ÷ 1,100,250 shares)	$ 11.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 528,445
Interest		3,256
Income from Fidelity Central Funds		26,433
Income before foreign taxes withheld		558,134
Less foreign taxes withheld		(34,225)
Total income		523,909

Expenses
Management fee Basic fee	$ 236,878
Performance adjustment	(245)
Transfer agent fees	99,419
Distribution and service plan fees	156,797
Accounting and security lending fees	17,484
Custodian fees and expenses	97,566
Independent trustees' compensation	170
Registration fees	56,274
Audit	65,917
Legal	139
Miscellaneous	348
Total expenses before reductions	730,747
Expense reductions	(175,676)	555,071
Net investment income (loss)		(31,162)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $56,746)	2,235,107
Foreign currency transactions	3,552
Total net realized gain (loss)		2,238,659
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $141,556)	7,403,884
Assets and liabilities in foreign currencies	3,941
Total change in net unrealized appreciation (depreciation)		7,407,825
Net gain (loss)		9,646,484
Net increase (decrease) in net assets resulting from operations		$ 9,615,322

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (31,162)	$ 50,948
Net realized gain (loss)	2,238,659	(2,896,694)
Change in net unrealized appreciation (depreciation)	7,407,825	8,195,238
Net increase (decrease) in net assets resulting from operations	9,615,322	5,349,492
Distributions to shareholders from net investment income	(45,039)	(30,547)
Distributions to shareholders from net realized gain	(205,342)	-
Total distributions	(250,381)	(30,547)
Share transactions - net increase (decrease)	43,722,613	(1,928,677)
Redemption fees	5,493	261
Total increase (decrease) in net assets	53,093,047	3,390,529

Net Assets
Beginning of period	24,179,686	20,789,157
End of period (including undistributed net investment income of $0 and $21,196, respectively)	$ 77,272,733	$ 24,179,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 6.88	$ 15.38	$ 14.83	$ 13.68
Income from Investment Operations
Net investment income (loss) C	.01	.04	.04	.01	.01
Net realized and unrealized gain (loss)	2.47	2.13	(6.74)	2.69	1.20
Total from investment operations	2.48	2.17	(6.70)	2.70	1.21
Distributions from net investment income	(.03)	(.01)	-	-	(.04)
Distributions from net realized gain	(.08)	-	(1.80)	(2.15)	(.02)
Total distributions	(.11)	(.01)	(1.80)	(2.15)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.41	$ 9.04	$ 6.88	$ 15.38	$ 14.83
Total Return A, B	27.68%	31.68%	(48.99)%	20.55%	8.86%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	2.22%	1.90%	1.81%	1.69%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.41%	1.45%	1.46%
Net investment income (loss)	.13%	.53%	.38%	.06%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,383	$ 6,997	$ 6,904	$ 14,000	$ 10,956
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 6.72	$ 15.05	$ 14.59	$ 13.46
Income from Investment Operations
Net investment income (loss) C	(.01)	.02	.01	(.03)	(.03)
Net realized and unrealized gain (loss)	2.39	2.09	(6.59)	2.64	1.19
Total from investment operations	2.38	2.11	(6.58)	2.61	1.16
Distributions from net investment income	(.01)	(.01)	-	-	(.01)
Distributions from net realized gain	(.08)	-	(1.75)	(2.15)	(.02)
Total distributions	(.09)	(.01)	(1.75)	(2.15)	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.11	$ 8.82	$ 6.72	$ 15.05	$ 14.59
Total Return A, B	27.20%	31.50%	(49.12)%	20.24%	8.62%
Ratios to Average Net Assets D, F
Expenses before reductions	2.32%	2.50%	2.17%	2.08%	1.99%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.70%	1.69%	1.66%	1.71%	1.71%
Net investment income (loss)	(.13)%	.27%	.13%	(.19)%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,237	$ 10,494	$ 8,104	$ 22,039	$ 26,780
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 6.37	$ 14.34	$ 14.06	$ 13.01
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.04)	(.09)	(.10)
Net realized and unrealized gain (loss)	2.26	1.97	(6.25)	2.52	1.15
Total from investment operations	2.20	1.95	(6.29)	2.43	1.05
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(.05)	-	(1.68)	(2.15)	-
Total distributions	(.05)	(.01)	(1.68)	(2.15)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.46	$ 8.31	$ 6.37	$ 14.34	$ 14.06
Total Return A, B	26.64%	30.62%	(49.33)%	19.65%	8.07%
Ratios to Average Net Assets D, F
Expenses before reductions	2.82%	2.98%	2.66%	2.57%	2.52%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.16%	2.20%	2.22%
Net investment income (loss)	(.62)%	(.22)%	(.37)%	(.69)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,731	$ 2,162	$ 1,918	$ 5,029	$ 5,788
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 6.37	$ 14.36	$ 14.08	$ 13.02
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.04)	(.09)	(.10)
Net realized and unrealized gain (loss)	2.27	1.97	(6.26)	2.52	1.16
Total from investment operations	2.21	1.95	(6.30)	2.43	1.06
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(.06)	-	(1.69)	(2.15)	-
Total distributions	(.06)	(.01)	(1.69)	(2.15)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.46	$ 8.31	$ 6.37	$ 14.36	$ 14.08
Total Return A, B	26.68%	30.62%	(49.35)%	19.62%	8.14%
Ratios to Average Net Assets D, F
Expenses before reductions	2.77%	2.97%	2.63%	2.57%	2.50%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.16%	2.20%	2.21%
Net investment income (loss)	(.63)%	(.22)%	(.37)%	(.69)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,986	$ 3,378	$ 2,697	$ 5,352	$ 5,348
Portfolio turnover rate E	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.31	$ 7.07	$ 15.76	$ 15.11	$ 13.93
Income from Investment Operations
Net investment income (loss) B	.04	.06	.07	.05	.05
Net realized and unrealized gain (loss)	2.54	2.20	(6.93)	2.75	1.22
Total from investment operations	2.58	2.26	(6.86)	2.80	1.27
Distributions from net investment income	(.05)	(.02)	-	-	(.07)
Distributions from net realized gain	(.08)	-	(1.83)	(2.15)	(.02)
Total distributions	(.13)	(.02)	(1.83)	(2.15)	(.09)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.76	$ 9.31	$ 7.07	$ 15.76	$ 15.11
Total Return A	28.00%	32.03%	(48.89)%	20.88%	9.15%
Ratios to Average Net Assets C, E
Expenses before reductions	1.43%	1.88%	1.51%	1.43%	1.29%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.16%	1.20%	1.21%
Net investment income (loss)	.38%	.78%	.63%	.31%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,936	$ 1,148	$ 1,166	$ 2,476	$ 2,464
Portfolio turnover rate D	179%	258%	257%	102%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events,. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,616,625
Gross unrealized depreciation	(1,620,826)
Net unrealized appreciation (depreciation)	$ 8,995,799

Tax Cost	$ 72,102,751

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 293,696
Capital loss carryforward	$ (10,598,573)
Net unrealized appreciation (depreciation)	$ 8,996,900

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 250,381	$ 30,547

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $90,878,912 and $59,054,389, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,551	$ 5,093
Class T	.25%	.25%	60,860	-
Class B	.75%	.25%	23,323	17,503
Class C	.75%	.25%	42,063	8,529
			$ 156,797	$ 31,125

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,244
Class T	5,056
Class B*	2,846
Class C*	127
$ 32,273

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 36,166.30
Class T	39,638.33
Class B	7,434.32
Class C	12,983.31
Institutional Class	3,198.13
	$ 99,419

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,884 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $118 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,119. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations *	Reimbursement from adviser

Class A	1.50%	$ 48,068
Class T	1.75%	69,048
Class B	2.25%	13,462
Class C	2.25%	21,747
Institutional Class	1.25%	4,433
		$ 156,758

* Expense limitation in effect at period end.

Effective November 1, 2010 the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20% and 1.20% for Class A, T, B, C and Institutional, respectively.

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,918 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 24,148	$ 9,964
Class T	14,394	12,905
Class B	-	2,090
Class C	-	2,937
Institutional Class	6,497	2,651
Total	$ 45,039	$ 30,547
From net realized gain
Class A	$ 62,317	$ -
Class T	95,962	-
Class B	13,694	-
Class C	23,177	-
Institutional Class	10,192	-
Total	$ 205,342	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,107,781	202,494	$ 21,885,164	$ 1,551,596
Reinvestment of distributions	8,588	1,584	82,276	9,506
Shares redeemed	(226,391)	(433,602)	(2,293,965)	(2,853,060)
Net increase (decrease)	1,889,978	(229,524)	$ 19,673,475	$ (1,291,958)
Class T
Shares sold	1,253,117	218,150	$ 13,010,370	$ 1,562,039
Reinvestment of distributions	11,592	2,148	108,388	12,590
Shares redeemed	(363,578)	(235,220)	(3,522,646)	(1,618,407)
Net increase (decrease)	901,131	(14,922)	$ 9,596,112	$ (43,778)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class B
Shares sold	87,120	54,249	$ 802,164	$ 377,037
Reinvestment of distributions	1,450	341	12,817	1,894
Shares redeemed	(87,578)	(95,791)	(796,786)	(611,596)
Net increase (decrease)	992	(41,201)	$ 18,195	$ (232,665)
Class C
Shares sold	501,896	77,779	$ 4,858,487	$ 549,994
Reinvestment of distributions	2,379	477	21,027	2,645
Shares redeemed	(147,177)	(95,347)	(1,345,064)	(616,538)
Net increase (decrease)	357,098	(17,091)	$ 3,534,450	$ (63,899)
Institutional Class
Shares sold	986,043	23,710	$ 11,001,071	$ 163,841
Reinvestment of distributions	415	221	4,092	1,361
Shares redeemed	(9,490)	(65,564)	(104,782)	(461,579)
Net increase (decrease)	976,968	(41,633)	$ 10,900,381	$ (296,377)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.000	$0.053

Institutional Class designates 26% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.083	$0.0127

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-UANN-1210
1.784745.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.14%	1.34%	2.29%
Class T (incl. 3.50% sales charge)	14.50%	1.58%	2.30%
Class B (incl. contingent deferred sales charge) A	13.03%	1.53%	2.32%
Class C (incl. contingent deferred sales charge) B	17.12%	1.79%	2.16%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Capital Appreciation Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity AdvisorSM International Capital Appreciation Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 18.98%, 18.65%, 18.03% and 18.12%, respectively (excluding sales charges), well ahead of the MSCI index. Stock selection and an overweighting in consumer discretionary added the most value, followed by favorable picks in information technology and several other sectors. Geographically, an underweighting and strong stock picks in Japan lifted performance, as did security selection in Brazil and South Korea. A meaningful stake in strong-performing U.S. stocks also helped. Grande Cache Coal and Western Coal, two Canadian producers of metallurgical coal, were key contributors to performance, along with casino operator Las Vegas Sands, minimal exposure to energy giant BP, and two LED (light-emitting diode) plays, Rubicon Technology and Veeco Instruments. Conversely, stock picking in financials and telecommunication services modestly detracted, while at the country level our positioning in Greece and Belgium was lackluster. First Uranium, a Canadian mining company with assets in South Africa, was hampered by its weak balance sheet. National Bank of Greece, Belgian insurer Ageas and OPTI Canada, a small Canadian oil company, also detracted. Many of the stocks I've mentioned were out-of-benchmark positions, and a number of them were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.44%
Actual		$ 1,000.00	$ 1,078.50	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class T	1.69%
Actual		$ 1,000.00	$ 1,077.00	$ 8.85
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.19%
Actual		$ 1,000.00	$ 1,074.20	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.19%
Actual		$ 1,000.00	$ 1,074.20	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,078.50	$ 6.23
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.8
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.2	1.1
Banco Santander SA sponsored ADR (Spain, Commercial Banks)	1.1	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	0.9
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	0.9
	6.1
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.9	12.4
Financials	21.9	24.4
Materials	12.0	9.7
Consumer Staples	11.3	9.0
Information Technology	9.1	8.3
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	10.7	10.3
India	8.1	1.6
United States of America	8.1	6.9
Japan	7.5	14.4
France	7.0	7.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 99.3%	Stocks 98.6%
Bonds 0.0%	Bonds 0.6%
Short-Term Investments and Net Other Assets 0.7%	Short-Term Investments and Net Other Assets 0.8%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 1.7%
Fortescue Metals Group Ltd. (a)	137,041	$ 839,076
JB Hi-Fi Ltd. (d)	40,408	786,964
Newcrest Mining Ltd.	27,902	1,092,274
TOTAL AUSTRALIA		2,718,314
Austria - 0.5%
Erste Bank AG	19,738	890,672
Bailiwick of Jersey - 0.5%
Randgold Resources Ltd. sponsored ADR	9,500	892,240
Belgium - 1.3%
Anheuser-Busch InBev SA NV	19,454	1,219,064
KBC Groupe SA (a)	19,585	851,747
TOTAL BELGIUM		2,070,811
Bermuda - 1.1%
China Yurun Food Group Ltd.	207,000	805,167
Petra Diamonds Ltd. (a)	630,600	916,862
TOTAL BERMUDA		1,722,029
Brazil - 5.6%
Anhanguera Educacional Participacoes SA unit	45,763	906,544
Banco do Brasil SA	47,400	922,255
BR Malls Participacoes SA	84,900	810,972
Cia Hering SA	15,500	763,064
Iguatemi Empresa de Shopping Centers SA	33,800	788,773
Itau Unibanco Banco Multiplo SA ADR (a)(e)	54,600	1,340,976
Lojas Renner SA	22,200	876,934
Mills Estruturas e Servicos de Engenharia SA (a)	75,900	915,958
Natura Cosmeticos SA	29,400	841,629
TIM Participacoes SA sponsored ADR (non-vtg.)	24,900	803,274
TOTAL BRAZIL		8,970,379
Canada - 5.6%
Cline Mining Corp. (a)	126,000	332,327
Cline Mining Corp. (a)(e)(f)	155,100	409,078
Consolidated Thompson Iron Mines Ltd. (a)	83,000	804,040
Goldcorp, Inc.	26,200	1,169,868
Grande Cache Coal Corp. (a)	115,000	789,293
Niko Resources Ltd.	8,700	829,993
Petrobank Energy & Resources Ltd. (a)	21,300	847,698
Suncor Energy, Inc.	40,200	1,288,103
Teck Resources Ltd. Class B (sub. vtg.)	22,500	1,005,981
Common Stocks - continued
	Shares	Value
Canada - continued
Uranium One, Inc. (a)	193,500	$ 791,151
Western Coal Corp. (a)	111,500	754,339
TOTAL CANADA		9,021,871
Cayman Islands - 4.6%
Belle International Holdings Ltd.	465,000	839,865
Bosideng International Holdings Ltd.	1,658,000	838,492
Ctrip.com International Ltd. sponsored ADR (a)	16,100	838,327
Hengan International Group Co. Ltd.	93,000	875,859
Hengdeli Holdings Ltd.	1,512,000	838,781
Kingdee International Software Group Co. Ltd.	1,422,000	750,328
Maoye International Holdings Ltd. (d)	1,777,000	765,706
Shenguan Holdings Group Ltd.	610,000	794,840
Trina Solar Ltd. ADR (a)(d)	30,980	829,025
TOTAL CAYMAN ISLANDS		7,371,223
China - 3.6%
Agricultural Bank of China (H Shares)	1,763,000	930,259
Baidu.com, Inc. sponsored ADR (a)	7,100	781,071
China Life Insurance Co. Ltd. (H Shares)	246,000	1,081,486
Digital China Holdings Ltd. (H Shares)	200,000	361,232
Golden Eagle Retail Group Ltd. (H Shares)	326,000	866,389
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	320,000	848,379
Tingyi (Cayman Islands) Holding Corp.	320,000	871,085
TOTAL CHINA		5,739,901
Cyprus - 0.5%
AFI Development PLC:
(B Shares) (a)	524,000	585,570
GDR (Reg. S)	167,100	197,178
TOTAL CYPRUS		782,748
Denmark - 1.9%
Carlsberg AS Series B	8,300	907,578
Novo Nordisk AS Series B sponsored ADR	12,200	1,278,560
Pandora A/S	16,900	819,914
TOTAL DENMARK		3,006,052
France - 7.0%
Atos Origin SA (a)	16,188	748,386
BNP Paribas SA	19,704	1,440,770
Carrefour SA	20,950	1,130,471
Christian Dior SA	6,300	911,240
Common Stocks - continued
	Shares	Value
France - continued
Credit Agricole SA	59,100	$ 968,314
Edenred (a)	40,400	846,029
Iliad Group SA	7,231	813,981
LVMH Moet Hennessy - Louis Vuitton	7,713	1,208,452
PPR SA	5,600	917,912
Schneider Electric SA	8,175	1,160,261
Societe Generale Series A	18,927	1,133,105
TOTAL FRANCE		11,278,921
Germany - 2.7%
Bayerische Motoren Werke AG (BMW)	15,359	1,100,835
Daimler AG (Germany) (a)	21,342	1,408,497
HeidelbergCement AG	18,238	953,805
MAN SE	8,555	940,405
TOTAL GERMANY		4,403,542
Hong Kong - 1.2%
AIA Group Ltd.	84,800	252,171
China Unicom (Hong Kong) Ltd. sponsored ADR	60,200	842,800
Emperor Watch & Jewellery Ltd.	5,880,000	842,032
TOTAL HONG KONG		1,937,003
India - 8.1%
Adani Enterprises Ltd.	52,895	840,652
Asian Paints India Ltd.	13,299	806,416
Bank of Baroda	34,758	824,683
Crompton Greaves Ltd.	113,269	812,496
Gitanjali Gems Ltd.	128,389	858,678
Housing Development Finance Corp. Ltd.	60,305	935,629
INFO Edge India Ltd.	52,967	812,997
Infrastructure Development Finance Co. Ltd.	176,320	795,777
ITC Ltd.	222,246	858,399
Jain Irrigation Systems Ltd.	165,385	865,636
LIC Housing Finance Ltd.	25,214	762,564
Rural Electrification Corp. Ltd.	95,782	800,938
Sun TV Ltd.	67,818	763,937
Titan Industries Ltd.	10,076	807,478
United Spirits Ltd.	21,795	735,179
Voltas Ltd.	150,773	834,056
TOTAL INDIA		13,115,515
Indonesia - 1.2%
PT Bank Rakyat Indonesia Tbk	712,000	908,173
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Mayora Indah Tbk	79,000	$ 106,512
PT Mitra Adiperkasa Tbk	3,003,500	856,942
TOTAL INDONESIA		1,871,627
Italy - 0.6%
Saipem SpA	21,359	948,959
Japan - 7.5%
Canon, Inc. sponsored ADR	27,800	1,278,800
eAccess Ltd.	1,106	806,788
Fanuc Ltd.	7,500	1,085,773
Itochu Corp.	104,100	912,362
Komatsu Ltd.	44,600	1,090,088
Marubeni Corp.	147,000	923,442
Mitsubishi Corp.	45,100	1,083,287
Mitsui & Co. Ltd.	68,200	1,072,609
Nitori Holdings Co. Ltd.	10,650	937,020
ORIX Corp.	10,620	968,694
Rakuten, Inc.	1,176	906,077
SOFTBANK CORP.	31,000	995,566
TOTAL JAPAN		12,060,506
Korea (South) - 1.2%
Hyundai Motor Co.	7,243	1,094,984
Lock & Lock Co. Ltd.	23,560	779,397
TOTAL KOREA (SOUTH)		1,874,381
Malaysia - 1.1%
Genting Bhd	263,600	884,598
QSR Brands Bhd	514,100	872,532
TOTAL MALAYSIA		1,757,130
Mexico - 1.8%
Fomento Economico Mexicano SAB de CV sponsored ADR	16,100	884,051
Grupo Mexico SA de CV Series B	293,500	965,065
Wal-Mart de Mexico SA de CV Series V	364,400	996,675
TOTAL MEXICO		2,845,791
Netherlands - 3.1%
ASM International NV (Netherlands) (a)	30,800	785,991
ING Groep NV sponsored ADR (a)	111,026	1,196,860
Koninklijke KPN NV	66,873	1,116,605
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke Philips Electronics NV	36,359	$ 1,108,755
X5 Retail Group NV GDR (Reg. S) (a)	18,600	779,340
TOTAL NETHERLANDS		4,987,551
Nigeria - 0.5%
Guaranty Trust Bank PLC GDR (Reg. S)	115,800	840,708
Norway - 0.5%
Aker Solutions ASA	55,600	846,436
Qatar - 0.5%
Commercial Bank of Qatar GDR (Reg. S)	168,313	771,238
Russia - 3.3%
LSR Group OJSC GDR (Reg. S) (a)	94,700	804,950
Magnit OJSC GDR (Reg. S)	32,800	877,072
Mechel Steel Group OAO sponsored ADR (a)	111,000	874,680
OAO NOVATEK GDR	9,500	908,675
Sberbank (Savings Bank of the Russian Federation) GDR	2,800	1,051,936
TNK-BP Holding (a)	387,500	792,438
TOTAL RUSSIA		5,309,751
South Africa - 2.7%
AngloGold Ashanti Ltd. sponsored ADR	21,700	1,022,287
Clicks Group Ltd.	119,093	776,947
Mr Price Group Ltd.	89,000	808,808
Naspers Ltd. Class N	19,700	1,034,404
Shoprite Holdings Ltd.	56,800	802,897
TOTAL SOUTH AFRICA		4,445,343
Spain - 2.9%
Banco Santander SA sponsored ADR	140,759	1,803,123
Inditex SA (d)	11,884	992,325
Telefonica SA sponsored ADR (d)	23,100	1,874,334
TOTAL SPAIN		4,669,782
Sweden - 1.7%
Elekta AB (B Shares)	21,307	806,156
EnergyO Solutions AB (a)	126,017	839,283
H&M Hennes & Mauritz AB (B Shares)	32,181	1,133,771
TOTAL SWEDEN		2,779,210
Switzerland - 3.1%
Compagnie Financiere Richemont SA Series A	22,010	1,097,426
Credit Suisse Group sponsored ADR	31,100	1,290,650
Common Stocks - continued
	Shares	Value
Switzerland - continued
Dufry AG (a)	7,140	$ 829,077
Lonza Group AG	9,127	798,792
The Swatch Group AG (Bearer)	2,470	943,736
TOTAL SWITZERLAND		4,959,681
Taiwan - 1.1%
HTC Corp.	43,350	978,757
Ruentex Development Co. Ltd.	501,000	831,590
TOTAL TAIWAN		1,810,347
Turkey - 0.6%
Turkiye Garanti Bankasi AS	148,000	908,039
United Kingdom - 10.7%
Anglo American PLC (United Kingdom)	30,400	1,416,352
Associated British Foods PLC	49,800	835,371
Barclays PLC Sponsored ADR (d)	75,430	1,331,340
BG Group PLC	78,819	1,534,932
British American Tobacco PLC (United Kingdom)	41,100	1,565,562
Britvic PLC	112,400	868,714
Burberry Group PLC	53,800	878,334
Imperial Tobacco Group PLC	35,785	1,146,085
Lloyds Banking Group PLC (a)	1,226,100	1,347,467
Royal Dutch Shell PLC Class B	88,638	2,836,199
Standard Chartered PLC:
rights 11/5/10 (a)	6,023	50,709
(United Kingdom)	48,186	1,393,868
Vedanta Resources PLC	26,300	874,333
Xstrata PLC	61,012	1,182,291
TOTAL UNITED KINGDOM		17,261,557
United States of America - 8.1%
Apple, Inc. (a)	2,500	752,175
AsiaInfo Holdings, Inc. (a)(d)	37,900	842,138
Citigroup, Inc. (a)	187,364	781,308
First Cash Financial Services, Inc. (a)	30,116	875,472
Google, Inc. Class A (a)	1,320	809,147
JPMorgan Chase & Co.	21,495	808,857
Juniper Networks, Inc. (a)	26,636	862,740
Las Vegas Sands Corp. (a)	17,400	798,312
MasterCard, Inc. Class A	3,260	782,596
Mercadolibre, Inc. (a)(d)	12,600	833,238
Morgan Stanley	34,100	848,067
Common Stocks - continued
	Shares	Value
United States of America - continued
Motorola, Inc. (a)	91,800	$ 748,170
Tiffany & Co., Inc.	15,700	832,100
Visa, Inc. Class A	9,740	761,376
Walter Energy, Inc.	9,900	870,804
Wells Fargo & Co.	33,940	885,155
TOTAL UNITED STATES OF AMERICA		13,091,655
TOTAL COMMON STOCKS (Cost $139,435,035)		157,960,913
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.7%
Volkswagen AG	7,300	1,097,019
Italy - 0.5%
Fiat SpA (Risparmio Shares)	74,862	879,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,387,893)		1,976,707
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.23% (b)	2,774,848	2,774,848
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	5,481,695	5,481,695
TOTAL MONEY MARKET FUNDS (Cost $8,256,543)		8,256,543
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $149,079,471)		168,194,163
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(7,189,782)
NET ASSETS - 100%		$ 161,004,381
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,750,054 or 1.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,545
Fidelity Securities Lending Cash Central Fund	106,588
Total	$ 108,133
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 17,261,557	$ 11,512,329	$ 5,749,228	$ -
India	13,115,515	12,290,832	824,683	-
United States of America	13,091,655	13,091,655	-	-
Japan	12,060,506	4,897,379	7,163,127	-
France	11,278,921	11,278,921	-	-
Canada	9,021,871	9,021,871	-	-
Brazil	8,970,379	8,970,379	-	-
Cayman Islands	7,371,223	7,371,223	-	-
China	5,739,901	4,658,415	1,081,486	-
Other	62,026,092	60,917,337	1,108,755	-
Money Market Funds	8,256,543	8,256,543	-	-
Total Investments in Securities:	$ 168,194,163	$ 152,266,884	$ 15,927,279	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $112,999,916 of which $89,032,044 and $23,967,872 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $5,302,992) - See accompanying schedule: Unaffiliated issuers (cost $140,822,928)	$ 159,937,620
Fidelity Central Funds (cost $8,256,543)	8,256,543
Total Investments (cost $149,079,471)		$ 168,194,163
Foreign currency held at value (cost $280,591)		279,691
Receivable for investments sold		4,885,526
Receivable for fund shares sold		126,686
Dividends receivable		458,362
Distributions receivable from Fidelity Central Funds		2,124
Other receivables		328,727
Total assets		174,275,279

Liabilities
Payable for investments purchased Regular delivery	$ 6,298,414
Delayed delivery	296,544
Payable for fund shares redeemed	648,839
Accrued management fee	93,467
Distribution and service plan fees payable	68,837
Other affiliated payables	44,938
Other payables and accrued expenses	338,164
Collateral on securities loaned, at value	5,481,695
Total liabilities		13,270,898

Net Assets		$ 161,004,381
Net Assets consist of:
Paid in capital		$ 256,411,712
Undistributed net investment income		577,824
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(114,842,842)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,857,687
Net Assets		$ 161,004,381

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($49,058,152 ÷ 4,522,281 shares)	$ 10.85

Maximum offering price per share (100/94.25 of $10.85)	$ 11.51
Class T: Net Asset Value and redemption price per share ($74,055,523 ÷ 6,967,533 shares)	$ 10.63

Maximum offering price per share (100/96.50 of $10.63)	$ 11.02
Class B: Net Asset Value and offering price per share ($8,736,578 ÷ 887,975 shares)A	$ 9.84

Class C: Net Asset Value and offering price per share ($24,808,899 ÷ 2,522,008 shares)A	$ 9.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,345,229 ÷ 376,443 shares)	$ 11.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 3,178,222
Interest		22,949
Income from Fidelity Central Funds		108,133
Income before foreign taxes withheld		3,309,304
Less foreign taxes withheld		(277,249)
Total income		3,032,055

Expenses
Management fee Basic fee	$ 1,113,044
Performance adjustment	(252,535)
Transfer agent fees	484,056
Distribution and service plan fees	822,347
Accounting and security lending fees	83,142
Custodian fees and expenses	301,813
Independent trustees' compensation	893
Registration fees	64,819
Audit	79,647
Legal	851
Interest	526
Miscellaneous	2,025
Total expenses before reductions	2,700,628
Expense reductions	(283,831)	2,416,797
Net investment income (loss)		615,258
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $99,659)	14,072,505
Foreign currency transactions	(622,420)
Total net realized gain (loss)		13,450,085
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $211,504)	12,317,447
Assets and liabilities in foreign currencies	15,965
Total change in net unrealized appreciation (depreciation)		12,333,412
Net gain (loss)		25,783,497
Net increase (decrease) in net assets resulting from operations		$ 26,398,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 615,258	$ 1,239,787
Net realized gain (loss)	13,450,085	(23,334,071)
Change in net unrealized appreciation (depreciation)	12,333,412	73,135,078
Net increase (decrease) in net assets resulting from operations	26,398,755	51,040,794
Distributions to shareholders from net investment income	(1,027,978)	(277,587)
Distributions to shareholders from net realized gain	(2,639,506)	-
Total distributions	(3,667,484)	(277,587)
Share transactions - net increase (decrease)	(21,653,630)	(18,914,139)
Redemption fees	4,947	2,824
Total increase (decrease) in net assets	1,082,588	31,851,892

Net Assets
Beginning of period	159,921,793	128,069,901
End of period (including undistributed net investment income of $577,824 and undistributed net investment income of $962,200, respectively)	$ 161,004,381	$ 159,921,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 6.39	$ 18.64	$ 17.79	$ 17.38
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.07	.12
Net realized and unrealized gain (loss)	1.69	2.88	(8.42)	3.81	2.73
Total from investment operations	1.75	2.97	(8.31)	3.88	2.85
Distributions from net investment income	(.08)	(.02)	(.05)	(.12)	(.20)
Distributions from net realized gain	(.16)	-	(3.89)	(2.90)	(2.24)
Total distributions	(.24)	(.02)	(3.94)	(3.03) H	(2.44)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.85	$ 9.34	$ 6.39	$ 18.64	$ 17.79
Total Return A, B	18.98%	46.61%	(55.70)%	24.76%	17.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.27%	1.42%	1.47%	1.43%
Expenses net of fee waivers, if any	1.45%	1.27%	1.42%	1.47%	1.43%
Expenses net of all reductions	1.27%	1.15%	1.25%	1.39%	1.32%
Net investment income (loss)	.66%	1.22%	.95%	.39%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,058	$ 43,389	$ 35,517	$ 113,579	$ 110,240
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.03 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 6.28	$ 18.38	$ 17.57	$ 17.18
Income from Investment Operations
Net investment income (loss) C	.04	.07	.08	.03	.08
Net realized and unrealized gain (loss)	1.65	2.82	(8.28)	3.76	2.70
Total from investment operations	1.69	2.89	(8.20)	3.79	2.78
Distributions from net investment income	(.06)	(.01)	(.01)	(.07)	(.15)
Distributions from net realized gain	(.16)	-	(3.89)	(2.90)	(2.24)
Total distributions	(.22)	(.01)	(3.90)	(2.98) H	(2.39)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.63	$ 9.16	$ 6.28	$ 18.38	$ 17.57
Total Return A, B	18.65%	46.23%	(55.79)%	24.47%	17.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.52%	1.65%	1.69%	1.65%
Expenses net of fee waivers, if any	1.69%	1.52%	1.65%	1.69%	1.65%
Expenses net of all reductions	1.51%	1.41%	1.48%	1.61%	1.54%
Net investment income (loss)	.42%	.96%	.71%	.18%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,056	$ 78,005	$ 57,603	$ 179,990	$ 188,320
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.98 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 5.86	$ 17.36	$ 16.72	$ 16.46
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.02	(.06)	(.02)
Net realized and unrealized gain (loss)	1.53	2.63	(7.75)	3.57	2.57
Total from investment operations	1.52	2.66	(7.73)	3.51	2.55
Distributions from net investment income	(.03)	(.01)	-	-	(.05)
Distributions from net realized gain	(.16)	-	(3.77)	(2.87)	(2.24)
Total distributions	(.19)	(.01)	(3.77)	(2.87) H	(2.29)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.84	$ 8.51	$ 5.86	$ 17.36	$ 16.72
Total Return A, B	18.03%	45.50%	(56.02)%	23.85%	16.58%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.02%	2.17%	2.24%	2.26%
Expenses net of fee waivers, if any	2.20%	2.02%	2.17%	2.24%	2.25%
Expenses net of all reductions	2.02%	1.90%	2.01%	2.17%	2.14%
Net investment income (loss)	(.09)%	.47%	.19%	(.38)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,737	$ 10,661	$ 10,356	$ 40,013	$ 51,661
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.87 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 5.87	$ 17.42	$ 16.80	$ 16.52
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.02	(.05)	(.01)
Net realized and unrealized gain (loss)	1.53	2.62	(7.75)	3.57	2.60
Total from investment operations	1.52	2.65	(7.73)	3.52	2.59
Distributions from net investment income	(.04)	(.01)	-	-	(.07)
Distributions from net realized gain	(.16)	-	(3.82)	(2.90)	(2.24)
Total distributions	(.19) I	(.01)	(3.82)	(2.90) H	(2.31)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.84	$ 8.51	$ 5.87	$ 17.42	$ 16.80
Total Return A, B	18.12%	45.26%	(55.95)%	23.85%	16.75%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.02%	2.16%	2.19%	2.16%
Expenses net of fee waivers, if any	2.20%	2.02%	2.16%	2.19%	2.16%
Expenses net of all reductions	2.02%	1.90%	2.00%	2.12%	2.05%
Net investment income (loss)	(.09)%	.47%	.20%	(.33)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,809	$ 24,575	$ 20,973	$ 66,298	$ 66,162
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.90 per share is comprised of distributions from net realized gain of $2.903 per share.

I Total distributions of $.19 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 6.77	$ 19.49	$ 18.46	$ 17.70
Income from Investment Operations
Net investment income (loss) B	.10	.11	.16	.13	.20
Net realized and unrealized gain (loss)	1.78	3.05	(8.88)	3.97	2.80
Total from investment operations	1.88	3.16	(8.72)	4.10	3.00
Distributions from net investment income	(.09)	(.02)	(.11)	(.17)	-
Distributions from net realized gain	(.16)	-	(3.89)	(2.90)	(2.24)
Total distributions	(.25)	(.02)	(4.00)	(3.07) G	(2.24)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.54	$ 9.91	$ 6.77	$ 19.49	$ 18.46
Total Return A	19.22%	46.85%	(55.51)%	25.16%	18.09%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.00%	1.12%	1.14%	1.04%
Expenses net of fee waivers, if any	1.19%	1.00%	1.12%	1.14%	1.04%
Expenses net of all reductions	1.01%	.89%	.95%	1.07%	.93%
Net investment income (loss)	.93%	1.48%	1.24%	.72%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,345	$ 3,292	$ 3,620	$ 17,463	$ 24,536
Portfolio turnover rate D	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.07 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

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3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,156,556
Gross unrealized depreciation	(3,573,077)
Net unrealized appreciation (depreciation)	$ 15,583,479

Tax Cost	$ 152,610,684

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,266,112
Capital loss carryforward	$ (112,999,916)
Net unrealized appreciation (depreciation)	$ 15,568,426

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,667,484	$ 277,587

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or

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4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $756,826,118 and $783,847,056, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 114,586	$ 1,917
Class T	.25%	.25%	366,636	757
Class B	.75%	.25%	96,280	72,364
Class C	.75%	.25%	244,845	11,198
			$ 822,347	$ 86,236

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,335
Class T	5,598
Class B *	9,591
Class C *	700
28,224

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 142,682.31
Class T	223,816.31
Class B	30,252.31
Class C	76,310.31
Institutional Class	10,996.30
	$ 484,056

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,564 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,904,700.39%		$ 526

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Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $106,588. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $283,831 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 383,536	$ 90,651
Class T	471,584	125,926
Class B	36,781	16,994
Class C	106,805	34,453
Institutional Class	29,272	9,563
Total	$ 1,027,978	$ 277,587
From net realized gain
Class A	$ 733,929	$ -
Class T	1,218,258	-
Class B	190,036	-
Class C	447,425	-
Institutional Class	49,858	-
Total	$ 2,639,506	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	1,168,786	1,129,010	$ 11,452,442	$ 8,639,569
Reinvestment of distributions	106,693	15,048	1,040,260	84,718
Shares redeemed	(1,397,227)	(2,053,924)	(13,480,819)	(14,153,371)
Net increase (decrease)	(121,748)	(909,866)	$ (988,117)	$ (5,429,084)
Class T
Shares sold	1,177,459	2,801,470	$ 11,400,103	$ 19,344,738
Reinvestment of distributions	172,890	22,238	1,656,289	122,972
Shares redeemed	(2,898,040)	(3,476,400)	(27,789,326)	(24,109,988)
Net increase (decrease)	(1,547,691)	(652,692)	$ (14,732,934)	$ (4,642,278)
Class B
Shares sold	77,104	121,733	$ 688,128	$ 814,350
Reinvestment of distributions	23,836	2,955	212,377	15,248
Shares redeemed	(465,893)	(638,553)	(4,121,865)	(4,025,209)
Net increase (decrease)	(364,953)	(513,865)	$ (3,221,360)	$ (3,195,611)
Class C
Shares sold	282,999	347,098	$ 2,536,029	$ 2,336,196
Reinvestment of distributions	55,698	5,910	495,715	30,494
Shares redeemed	(703,110)	(1,042,577)	(6,197,225)	(6,402,136)
Net increase (decrease)	(364,413)	(689,569)	$ (3,165,481)	$ (4,035,446)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	151,567	52,991	$ 1,532,760	$ 417,607
Reinvestment of distributions	5,962	1,321	61,704	7,870
Shares redeemed	(113,282)	(257,103)	(1,140,202)	(2,037,197)
Net increase (decrease)	44,247	(202,791)	$ 454,262	$ (1,611,720)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.065	$0.116
Class T	12/06/10	12/03/10	$0.035	$0.116
Class B	12/06/10	12/03/10	$-	$0.085
Class C	12/06/10	12/03/10	$-	$0.109

Class A designates 37%, Class T designates 40%, Class B designates 46%, and Class C designates 45% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.1399	$0.0219
Class T	12/07/09	$0.1285	$0.0219
Class B	12/07/09	$0.1122	$0.0219
Class C	12/07/09	$0.1160	$0.0219

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAP-UANN-1210
1.784754.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	19.22%	2.86%	3.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Capital Appreciation Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity AdvisorSM International Capital Appreciation Fund: During the year, the fund's Institutional Class shares returned 19.22%, well ahead of the MSCI index. Stock selection and an overweighting in consumer discretionary added the most value, followed by favorable picks in information technology and several other sectors. Geographically, an underweighting and strong stock picks in Japan lifted performance, as did security selection in Brazil and South Korea. A meaningful stake in strong-performing U.S. stocks also helped. Grande Cache Coal and Western Coal, two Canadian producers of metallurgical coal, were key contributors to performance, along with casino operator Las Vegas Sands, minimal exposure to energy giant BP, and two LED (light-emitting diode) plays, Rubicon Technology and Veeco Instruments. Conversely, stock picking in financials and telecommunication services modestly detracted, while at the country level our positioning in Greece and Belgium was lackluster. First Uranium, a Canadian mining company with assets in South Africa, was hampered by its weak balance sheet. National Bank of Greece, Belgian insurer Ageas and OPTI Canada, a small Canadian oil company, also detracted. Many of the stocks I've mentioned were out-of-benchmark positions, and a number of them were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.44%
Actual		$ 1,000.00	$ 1,078.50	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class T	1.69%
Actual		$ 1,000.00	$ 1,077.00	$ 8.85
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.19%
Actual		$ 1,000.00	$ 1,074.20	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.19%
Actual		$ 1,000.00	$ 1,074.20	$ 11.45
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,078.50	$ 6.23
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.8
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.2	1.1
Banco Santander SA sponsored ADR (Spain, Commercial Banks)	1.1	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	0.9
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	0.9
	6.1
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.9	12.4
Financials	21.9	24.4
Materials	12.0	9.7
Consumer Staples	11.3	9.0
Information Technology	9.1	8.3
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	10.7	10.3
India	8.1	1.6
United States of America	8.1	6.9
Japan	7.5	14.4
France	7.0	7.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 99.3%	Stocks 98.6%
Bonds 0.0%	Bonds 0.6%
Short-Term Investments and Net Other Assets 0.7%	Short-Term Investments and Net Other Assets 0.8%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 1.7%
Fortescue Metals Group Ltd. (a)	137,041	$ 839,076
JB Hi-Fi Ltd. (d)	40,408	786,964
Newcrest Mining Ltd.	27,902	1,092,274
TOTAL AUSTRALIA		2,718,314
Austria - 0.5%
Erste Bank AG	19,738	890,672
Bailiwick of Jersey - 0.5%
Randgold Resources Ltd. sponsored ADR	9,500	892,240
Belgium - 1.3%
Anheuser-Busch InBev SA NV	19,454	1,219,064
KBC Groupe SA (a)	19,585	851,747
TOTAL BELGIUM		2,070,811
Bermuda - 1.1%
China Yurun Food Group Ltd.	207,000	805,167
Petra Diamonds Ltd. (a)	630,600	916,862
TOTAL BERMUDA		1,722,029
Brazil - 5.6%
Anhanguera Educacional Participacoes SA unit	45,763	906,544
Banco do Brasil SA	47,400	922,255
BR Malls Participacoes SA	84,900	810,972
Cia Hering SA	15,500	763,064
Iguatemi Empresa de Shopping Centers SA	33,800	788,773
Itau Unibanco Banco Multiplo SA ADR (a)(e)	54,600	1,340,976
Lojas Renner SA	22,200	876,934
Mills Estruturas e Servicos de Engenharia SA (a)	75,900	915,958
Natura Cosmeticos SA	29,400	841,629
TIM Participacoes SA sponsored ADR (non-vtg.)	24,900	803,274
TOTAL BRAZIL		8,970,379
Canada - 5.6%
Cline Mining Corp. (a)	126,000	332,327
Cline Mining Corp. (a)(e)(f)	155,100	409,078
Consolidated Thompson Iron Mines Ltd. (a)	83,000	804,040
Goldcorp, Inc.	26,200	1,169,868
Grande Cache Coal Corp. (a)	115,000	789,293
Niko Resources Ltd.	8,700	829,993
Petrobank Energy & Resources Ltd. (a)	21,300	847,698
Suncor Energy, Inc.	40,200	1,288,103
Teck Resources Ltd. Class B (sub. vtg.)	22,500	1,005,981
Common Stocks - continued
	Shares	Value
Canada - continued
Uranium One, Inc. (a)	193,500	$ 791,151
Western Coal Corp. (a)	111,500	754,339
TOTAL CANADA		9,021,871
Cayman Islands - 4.6%
Belle International Holdings Ltd.	465,000	839,865
Bosideng International Holdings Ltd.	1,658,000	838,492
Ctrip.com International Ltd. sponsored ADR (a)	16,100	838,327
Hengan International Group Co. Ltd.	93,000	875,859
Hengdeli Holdings Ltd.	1,512,000	838,781
Kingdee International Software Group Co. Ltd.	1,422,000	750,328
Maoye International Holdings Ltd. (d)	1,777,000	765,706
Shenguan Holdings Group Ltd.	610,000	794,840
Trina Solar Ltd. ADR (a)(d)	30,980	829,025
TOTAL CAYMAN ISLANDS		7,371,223
China - 3.6%
Agricultural Bank of China (H Shares)	1,763,000	930,259
Baidu.com, Inc. sponsored ADR (a)	7,100	781,071
China Life Insurance Co. Ltd. (H Shares)	246,000	1,081,486
Digital China Holdings Ltd. (H Shares)	200,000	361,232
Golden Eagle Retail Group Ltd. (H Shares)	326,000	866,389
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	320,000	848,379
Tingyi (Cayman Islands) Holding Corp.	320,000	871,085
TOTAL CHINA		5,739,901
Cyprus - 0.5%
AFI Development PLC:
(B Shares) (a)	524,000	585,570
GDR (Reg. S)	167,100	197,178
TOTAL CYPRUS		782,748
Denmark - 1.9%
Carlsberg AS Series B	8,300	907,578
Novo Nordisk AS Series B sponsored ADR	12,200	1,278,560
Pandora A/S	16,900	819,914
TOTAL DENMARK		3,006,052
France - 7.0%
Atos Origin SA (a)	16,188	748,386
BNP Paribas SA	19,704	1,440,770
Carrefour SA	20,950	1,130,471
Christian Dior SA	6,300	911,240
Common Stocks - continued
	Shares	Value
France - continued
Credit Agricole SA	59,100	$ 968,314
Edenred (a)	40,400	846,029
Iliad Group SA	7,231	813,981
LVMH Moet Hennessy - Louis Vuitton	7,713	1,208,452
PPR SA	5,600	917,912
Schneider Electric SA	8,175	1,160,261
Societe Generale Series A	18,927	1,133,105
TOTAL FRANCE		11,278,921
Germany - 2.7%
Bayerische Motoren Werke AG (BMW)	15,359	1,100,835
Daimler AG (Germany) (a)	21,342	1,408,497
HeidelbergCement AG	18,238	953,805
MAN SE	8,555	940,405
TOTAL GERMANY		4,403,542
Hong Kong - 1.2%
AIA Group Ltd.	84,800	252,171
China Unicom (Hong Kong) Ltd. sponsored ADR	60,200	842,800
Emperor Watch & Jewellery Ltd.	5,880,000	842,032
TOTAL HONG KONG		1,937,003
India - 8.1%
Adani Enterprises Ltd.	52,895	840,652
Asian Paints India Ltd.	13,299	806,416
Bank of Baroda	34,758	824,683
Crompton Greaves Ltd.	113,269	812,496
Gitanjali Gems Ltd.	128,389	858,678
Housing Development Finance Corp. Ltd.	60,305	935,629
INFO Edge India Ltd.	52,967	812,997
Infrastructure Development Finance Co. Ltd.	176,320	795,777
ITC Ltd.	222,246	858,399
Jain Irrigation Systems Ltd.	165,385	865,636
LIC Housing Finance Ltd.	25,214	762,564
Rural Electrification Corp. Ltd.	95,782	800,938
Sun TV Ltd.	67,818	763,937
Titan Industries Ltd.	10,076	807,478
United Spirits Ltd.	21,795	735,179
Voltas Ltd.	150,773	834,056
TOTAL INDIA		13,115,515
Indonesia - 1.2%
PT Bank Rakyat Indonesia Tbk	712,000	908,173
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Mayora Indah Tbk	79,000	$ 106,512
PT Mitra Adiperkasa Tbk	3,003,500	856,942
TOTAL INDONESIA		1,871,627
Italy - 0.6%
Saipem SpA	21,359	948,959
Japan - 7.5%
Canon, Inc. sponsored ADR	27,800	1,278,800
eAccess Ltd.	1,106	806,788
Fanuc Ltd.	7,500	1,085,773
Itochu Corp.	104,100	912,362
Komatsu Ltd.	44,600	1,090,088
Marubeni Corp.	147,000	923,442
Mitsubishi Corp.	45,100	1,083,287
Mitsui & Co. Ltd.	68,200	1,072,609
Nitori Holdings Co. Ltd.	10,650	937,020
ORIX Corp.	10,620	968,694
Rakuten, Inc.	1,176	906,077
SOFTBANK CORP.	31,000	995,566
TOTAL JAPAN		12,060,506
Korea (South) - 1.2%
Hyundai Motor Co.	7,243	1,094,984
Lock & Lock Co. Ltd.	23,560	779,397
TOTAL KOREA (SOUTH)		1,874,381
Malaysia - 1.1%
Genting Bhd	263,600	884,598
QSR Brands Bhd	514,100	872,532
TOTAL MALAYSIA		1,757,130
Mexico - 1.8%
Fomento Economico Mexicano SAB de CV sponsored ADR	16,100	884,051
Grupo Mexico SA de CV Series B	293,500	965,065
Wal-Mart de Mexico SA de CV Series V	364,400	996,675
TOTAL MEXICO		2,845,791
Netherlands - 3.1%
ASM International NV (Netherlands) (a)	30,800	785,991
ING Groep NV sponsored ADR (a)	111,026	1,196,860
Koninklijke KPN NV	66,873	1,116,605
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke Philips Electronics NV	36,359	$ 1,108,755
X5 Retail Group NV GDR (Reg. S) (a)	18,600	779,340
TOTAL NETHERLANDS		4,987,551
Nigeria - 0.5%
Guaranty Trust Bank PLC GDR (Reg. S)	115,800	840,708
Norway - 0.5%
Aker Solutions ASA	55,600	846,436
Qatar - 0.5%
Commercial Bank of Qatar GDR (Reg. S)	168,313	771,238
Russia - 3.3%
LSR Group OJSC GDR (Reg. S) (a)	94,700	804,950
Magnit OJSC GDR (Reg. S)	32,800	877,072
Mechel Steel Group OAO sponsored ADR (a)	111,000	874,680
OAO NOVATEK GDR	9,500	908,675
Sberbank (Savings Bank of the Russian Federation) GDR	2,800	1,051,936
TNK-BP Holding (a)	387,500	792,438
TOTAL RUSSIA		5,309,751
South Africa - 2.7%
AngloGold Ashanti Ltd. sponsored ADR	21,700	1,022,287
Clicks Group Ltd.	119,093	776,947
Mr Price Group Ltd.	89,000	808,808
Naspers Ltd. Class N	19,700	1,034,404
Shoprite Holdings Ltd.	56,800	802,897
TOTAL SOUTH AFRICA		4,445,343
Spain - 2.9%
Banco Santander SA sponsored ADR	140,759	1,803,123
Inditex SA (d)	11,884	992,325
Telefonica SA sponsored ADR (d)	23,100	1,874,334
TOTAL SPAIN		4,669,782
Sweden - 1.7%
Elekta AB (B Shares)	21,307	806,156
EnergyO Solutions AB (a)	126,017	839,283
H&M Hennes & Mauritz AB (B Shares)	32,181	1,133,771
TOTAL SWEDEN		2,779,210
Switzerland - 3.1%
Compagnie Financiere Richemont SA Series A	22,010	1,097,426
Credit Suisse Group sponsored ADR	31,100	1,290,650
Common Stocks - continued
	Shares	Value
Switzerland - continued
Dufry AG (a)	7,140	$ 829,077
Lonza Group AG	9,127	798,792
The Swatch Group AG (Bearer)	2,470	943,736
TOTAL SWITZERLAND		4,959,681
Taiwan - 1.1%
HTC Corp.	43,350	978,757
Ruentex Development Co. Ltd.	501,000	831,590
TOTAL TAIWAN		1,810,347
Turkey - 0.6%
Turkiye Garanti Bankasi AS	148,000	908,039
United Kingdom - 10.7%
Anglo American PLC (United Kingdom)	30,400	1,416,352
Associated British Foods PLC	49,800	835,371
Barclays PLC Sponsored ADR (d)	75,430	1,331,340
BG Group PLC	78,819	1,534,932
British American Tobacco PLC (United Kingdom)	41,100	1,565,562
Britvic PLC	112,400	868,714
Burberry Group PLC	53,800	878,334
Imperial Tobacco Group PLC	35,785	1,146,085
Lloyds Banking Group PLC (a)	1,226,100	1,347,467
Royal Dutch Shell PLC Class B	88,638	2,836,199
Standard Chartered PLC:
rights 11/5/10 (a)	6,023	50,709
(United Kingdom)	48,186	1,393,868
Vedanta Resources PLC	26,300	874,333
Xstrata PLC	61,012	1,182,291
TOTAL UNITED KINGDOM		17,261,557
United States of America - 8.1%
Apple, Inc. (a)	2,500	752,175
AsiaInfo Holdings, Inc. (a)(d)	37,900	842,138
Citigroup, Inc. (a)	187,364	781,308
First Cash Financial Services, Inc. (a)	30,116	875,472
Google, Inc. Class A (a)	1,320	809,147
JPMorgan Chase & Co.	21,495	808,857
Juniper Networks, Inc. (a)	26,636	862,740
Las Vegas Sands Corp. (a)	17,400	798,312
MasterCard, Inc. Class A	3,260	782,596
Mercadolibre, Inc. (a)(d)	12,600	833,238
Morgan Stanley	34,100	848,067
Common Stocks - continued
	Shares	Value
United States of America - continued
Motorola, Inc. (a)	91,800	$ 748,170
Tiffany & Co., Inc.	15,700	832,100
Visa, Inc. Class A	9,740	761,376
Walter Energy, Inc.	9,900	870,804
Wells Fargo & Co.	33,940	885,155
TOTAL UNITED STATES OF AMERICA		13,091,655
TOTAL COMMON STOCKS (Cost $139,435,035)		157,960,913
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.7%
Volkswagen AG	7,300	1,097,019
Italy - 0.5%
Fiat SpA (Risparmio Shares)	74,862	879,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,387,893)		1,976,707
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.23% (b)	2,774,848	2,774,848
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	5,481,695	5,481,695
TOTAL MONEY MARKET FUNDS (Cost $8,256,543)		8,256,543
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $149,079,471)		168,194,163
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(7,189,782)
NET ASSETS - 100%		$ 161,004,381
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,750,054 or 1.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,545
Fidelity Securities Lending Cash Central Fund	106,588
Total	$ 108,133
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 17,261,557	$ 11,512,329	$ 5,749,228	$ -
India	13,115,515	12,290,832	824,683	-
United States of America	13,091,655	13,091,655	-	-
Japan	12,060,506	4,897,379	7,163,127	-
France	11,278,921	11,278,921	-	-
Canada	9,021,871	9,021,871	-	-
Brazil	8,970,379	8,970,379	-	-
Cayman Islands	7,371,223	7,371,223	-	-
China	5,739,901	4,658,415	1,081,486	-
Other	62,026,092	60,917,337	1,108,755	-
Money Market Funds	8,256,543	8,256,543	-	-
Total Investments in Securities:	$ 168,194,163	$ 152,266,884	$ 15,927,279	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $112,999,916 of which $89,032,044 and $23,967,872 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $5,302,992) - See accompanying schedule: Unaffiliated issuers (cost $140,822,928)	$ 159,937,620
Fidelity Central Funds (cost $8,256,543)	8,256,543
Total Investments (cost $149,079,471)		$ 168,194,163
Foreign currency held at value (cost $280,591)		279,691
Receivable for investments sold		4,885,526
Receivable for fund shares sold		126,686
Dividends receivable		458,362
Distributions receivable from Fidelity Central Funds		2,124
Other receivables		328,727
Total assets		174,275,279

Liabilities
Payable for investments purchased Regular delivery	$ 6,298,414
Delayed delivery	296,544
Payable for fund shares redeemed	648,839
Accrued management fee	93,467
Distribution and service plan fees payable	68,837
Other affiliated payables	44,938
Other payables and accrued expenses	338,164
Collateral on securities loaned, at value	5,481,695
Total liabilities		13,270,898

Net Assets		$ 161,004,381
Net Assets consist of:
Paid in capital		$ 256,411,712
Undistributed net investment income		577,824
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(114,842,842)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,857,687
Net Assets		$ 161,004,381

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($49,058,152 ÷ 4,522,281 shares)	$ 10.85

Maximum offering price per share (100/94.25 of $10.85)	$ 11.51
Class T: Net Asset Value and redemption price per share ($74,055,523 ÷ 6,967,533 shares)	$ 10.63

Maximum offering price per share (100/96.50 of $10.63)	$ 11.02
Class B: Net Asset Value and offering price per share ($8,736,578 ÷ 887,975 shares)A	$ 9.84

Class C: Net Asset Value and offering price per share ($24,808,899 ÷ 2,522,008 shares)A	$ 9.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,345,229 ÷ 376,443 shares)	$ 11.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 3,178,222
Interest		22,949
Income from Fidelity Central Funds		108,133
Income before foreign taxes withheld		3,309,304
Less foreign taxes withheld		(277,249)
Total income		3,032,055

Expenses
Management fee Basic fee	$ 1,113,044
Performance adjustment	(252,535)
Transfer agent fees	484,056
Distribution and service plan fees	822,347
Accounting and security lending fees	83,142
Custodian fees and expenses	301,813
Independent trustees' compensation	893
Registration fees	64,819
Audit	79,647
Legal	851
Interest	526
Miscellaneous	2,025
Total expenses before reductions	2,700,628
Expense reductions	(283,831)	2,416,797
Net investment income (loss)		615,258
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $99,659)	14,072,505
Foreign currency transactions	(622,420)
Total net realized gain (loss)		13,450,085
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $211,504)	12,317,447
Assets and liabilities in foreign currencies	15,965
Total change in net unrealized appreciation (depreciation)		12,333,412
Net gain (loss)		25,783,497
Net increase (decrease) in net assets resulting from operations		$ 26,398,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 615,258	$ 1,239,787
Net realized gain (loss)	13,450,085	(23,334,071)
Change in net unrealized appreciation (depreciation)	12,333,412	73,135,078
Net increase (decrease) in net assets resulting from operations	26,398,755	51,040,794
Distributions to shareholders from net investment income	(1,027,978)	(277,587)
Distributions to shareholders from net realized gain	(2,639,506)	-
Total distributions	(3,667,484)	(277,587)
Share transactions - net increase (decrease)	(21,653,630)	(18,914,139)
Redemption fees	4,947	2,824
Total increase (decrease) in net assets	1,082,588	31,851,892

Net Assets
Beginning of period	159,921,793	128,069,901
End of period (including undistributed net investment income of $577,824 and undistributed net investment income of $962,200, respectively)	$ 161,004,381	$ 159,921,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 6.39	$ 18.64	$ 17.79	$ 17.38
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.07	.12
Net realized and unrealized gain (loss)	1.69	2.88	(8.42)	3.81	2.73
Total from investment operations	1.75	2.97	(8.31)	3.88	2.85
Distributions from net investment income	(.08)	(.02)	(.05)	(.12)	(.20)
Distributions from net realized gain	(.16)	-	(3.89)	(2.90)	(2.24)
Total distributions	(.24)	(.02)	(3.94)	(3.03) H	(2.44)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.85	$ 9.34	$ 6.39	$ 18.64	$ 17.79
Total Return A, B	18.98%	46.61%	(55.70)%	24.76%	17.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.27%	1.42%	1.47%	1.43%
Expenses net of fee waivers, if any	1.45%	1.27%	1.42%	1.47%	1.43%
Expenses net of all reductions	1.27%	1.15%	1.25%	1.39%	1.32%
Net investment income (loss)	.66%	1.22%	.95%	.39%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,058	$ 43,389	$ 35,517	$ 113,579	$ 110,240
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.03 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 6.28	$ 18.38	$ 17.57	$ 17.18
Income from Investment Operations
Net investment income (loss) C	.04	.07	.08	.03	.08
Net realized and unrealized gain (loss)	1.65	2.82	(8.28)	3.76	2.70
Total from investment operations	1.69	2.89	(8.20)	3.79	2.78
Distributions from net investment income	(.06)	(.01)	(.01)	(.07)	(.15)
Distributions from net realized gain	(.16)	-	(3.89)	(2.90)	(2.24)
Total distributions	(.22)	(.01)	(3.90)	(2.98) H	(2.39)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.63	$ 9.16	$ 6.28	$ 18.38	$ 17.57
Total Return A, B	18.65%	46.23%	(55.79)%	24.47%	17.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.52%	1.65%	1.69%	1.65%
Expenses net of fee waivers, if any	1.69%	1.52%	1.65%	1.69%	1.65%
Expenses net of all reductions	1.51%	1.41%	1.48%	1.61%	1.54%
Net investment income (loss)	.42%	.96%	.71%	.18%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,056	$ 78,005	$ 57,603	$ 179,990	$ 188,320
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.98 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 5.86	$ 17.36	$ 16.72	$ 16.46
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.02	(.06)	(.02)
Net realized and unrealized gain (loss)	1.53	2.63	(7.75)	3.57	2.57
Total from investment operations	1.52	2.66	(7.73)	3.51	2.55
Distributions from net investment income	(.03)	(.01)	-	-	(.05)
Distributions from net realized gain	(.16)	-	(3.77)	(2.87)	(2.24)
Total distributions	(.19)	(.01)	(3.77)	(2.87) H	(2.29)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.84	$ 8.51	$ 5.86	$ 17.36	$ 16.72
Total Return A, B	18.03%	45.50%	(56.02)%	23.85%	16.58%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.02%	2.17%	2.24%	2.26%
Expenses net of fee waivers, if any	2.20%	2.02%	2.17%	2.24%	2.25%
Expenses net of all reductions	2.02%	1.90%	2.01%	2.17%	2.14%
Net investment income (loss)	(.09)%	.47%	.19%	(.38)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,737	$ 10,661	$ 10,356	$ 40,013	$ 51,661
Portfolio turnover rate E	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.87 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 5.87	$ 17.42	$ 16.80	$ 16.52
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.02	(.05)	(.01)
Net realized and unrealized gain (loss)	1.53	2.62	(7.75)	3.57	2.60
Total from investment operations	1.52	2.65	(7.73)	3.52	2.59
Distributions from net investment income	(.04)	(.01)	-	-	(.07)
Distributions from net realized gain	(.16)	-	(3.82)	(2.90)	(2.24)
Total distributions	(.19) I	(.01)	(3.82)	(2.90) H	(2.31)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.84	$ 8.51	$ 5.87	$ 17.42	$ 16.80
Total Return A, B	18.12%	45.26%	(55.95)%	23.85%	16.75%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.02%	2.16%	2.19%	2.16%
Expenses net of fee waivers, if any	2.20%	2.02%	2.16%	2.19%	2.16%
Expenses net of all reductions	2.02%	1.90%	2.00%	2.12%	2.05%
Net investment income (loss)	(.09)%	.47%	.20%	(.33)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,809	$ 24,575	$ 20,973	$ 66,298	$ 66,162
Portfolio turnover rate E	490%	414%	394%	146%	170%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.90 per share is comprised of distributions from net realized gain of $2.903 per share.

I Total distributions of $.19 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 6.77	$ 19.49	$ 18.46	$ 17.70
Income from Investment Operations
Net investment income (loss) B	.10	.11	.16	.13	.20
Net realized and unrealized gain (loss)	1.78	3.05	(8.88)	3.97	2.80
Total from investment operations	1.88	3.16	(8.72)	4.10	3.00
Distributions from net investment income	(.09)	(.02)	(.11)	(.17)	-
Distributions from net realized gain	(.16)	-	(3.89)	(2.90)	(2.24)
Total distributions	(.25)	(.02)	(4.00)	(3.07) G	(2.24)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.54	$ 9.91	$ 6.77	$ 19.49	$ 18.46
Total Return A	19.22%	46.85%	(55.51)%	25.16%	18.09%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.00%	1.12%	1.14%	1.04%
Expenses net of fee waivers, if any	1.19%	1.00%	1.12%	1.14%	1.04%
Expenses net of all reductions	1.01%	.89%	.95%	1.07%	.93%
Net investment income (loss)	.93%	1.48%	1.24%	.72%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,345	$ 3,292	$ 3,620	$ 17,463	$ 24,536
Portfolio turnover rate D	490%	414%	394%	146%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.07 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,156,556
Gross unrealized depreciation	(3,573,077)
Net unrealized appreciation (depreciation)	$ 15,583,479

Tax Cost	$ 152,610,684

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,266,112
Capital loss carryforward	$ (112,999,916)
Net unrealized appreciation (depreciation)	$ 15,568,426

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,667,484	$ 277,587

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or

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4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $756,826,118 and $783,847,056, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 114,586	$ 1,917
Class T	.25%	.25%	366,636	757
Class B	.75%	.25%	96,280	72,364
Class C	.75%	.25%	244,845	11,198
			$ 822,347	$ 86,236

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,335
Class T	5,598
Class B *	9,591
Class C *	700
28,224

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 142,682.31
Class T	223,816.31
Class B	30,252.31
Class C	76,310.31
Institutional Class	10,996.30
	$ 484,056

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,564 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,904,700.39%		$ 526

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $106,588. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $283,831 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 383,536	$ 90,651
Class T	471,584	125,926
Class B	36,781	16,994
Class C	106,805	34,453
Institutional Class	29,272	9,563
Total	$ 1,027,978	$ 277,587
From net realized gain
Class A	$ 733,929	$ -
Class T	1,218,258	-
Class B	190,036	-
Class C	447,425	-
Institutional Class	49,858	-
Total	$ 2,639,506	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	1,168,786	1,129,010	$ 11,452,442	$ 8,639,569
Reinvestment of distributions	106,693	15,048	1,040,260	84,718
Shares redeemed	(1,397,227)	(2,053,924)	(13,480,819)	(14,153,371)
Net increase (decrease)	(121,748)	(909,866)	$ (988,117)	$ (5,429,084)
Class T
Shares sold	1,177,459	2,801,470	$ 11,400,103	$ 19,344,738
Reinvestment of distributions	172,890	22,238	1,656,289	122,972
Shares redeemed	(2,898,040)	(3,476,400)	(27,789,326)	(24,109,988)
Net increase (decrease)	(1,547,691)	(652,692)	$ (14,732,934)	$ (4,642,278)
Class B
Shares sold	77,104	121,733	$ 688,128	$ 814,350
Reinvestment of distributions	23,836	2,955	212,377	15,248
Shares redeemed	(465,893)	(638,553)	(4,121,865)	(4,025,209)
Net increase (decrease)	(364,953)	(513,865)	$ (3,221,360)	$ (3,195,611)
Class C
Shares sold	282,999	347,098	$ 2,536,029	$ 2,336,196
Reinvestment of distributions	55,698	5,910	495,715	30,494
Shares redeemed	(703,110)	(1,042,577)	(6,197,225)	(6,402,136)
Net increase (decrease)	(364,413)	(689,569)	$ (3,165,481)	$ (4,035,446)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	151,567	52,991	$ 1,532,760	$ 417,607
Reinvestment of distributions	5,962	1,321	61,704	7,870
Shares redeemed	(113,282)	(257,103)	(1,140,202)	(2,037,197)
Net increase (decrease)	44,247	(202,791)	$ 454,262	$ (1,611,720)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.095	$0.116

Institutional Class designates 36% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.1453	$0.0219

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAPI-UANN-1210
1.784755.107

(Fidelity Investment logo)(registered trademark)

Fidelity AdvisorSM

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to Shareholders

On November 16, 2010, shareholders of Fidelity AdvisorSM Japan Fund approved the merger of Advisor Japan into Fidelity® Japan Fund. The merger will be effective on December 17, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. sales charge)	0.19%	-7.31%	-4.19%
Class T (incl. sales charge)	2.36%	-7.11%	-4.24%
Class B (incl. contingent deferred sales charge) A	0.55%	-7.26%	-4.15%
Class C (incl. contingent deferred sales charge) B	4.58%	-6.88%	-4.33%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Japan Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite solid gains in many world equity markets, Japanese stocks only managed a modest advance during the past year amid continued sluggishness in the nation's economy. For the 12 months ending October 31, 2010, the Tokyo Stock Price Index (TOPIX) returned 3.70%, a gain entirely attributable to U.S. dollar weakness versus the yen. Telecommunication services was by far the index's top-performing sector, posting a gain of almost 17%. Utilities and industrials were next, returning roughly 10% and 8%, respectively. Two sectors, financials and energy, ended the period with negative returns, at approximately -9% and -4%, respectively. During the second quarter of 2010, Japan's economy grew at a tepid 0.4% annualized pace, while in September the country experienced its 19th consecutive month of falling consumer prices - a sign of deeply entrenched deflation - as measured by the year-over-year change in its consumer price index. Domestic consumer spending remained weak, while demand for Japanese exports was dampened by strong currency appreciation, despite the Japanese government's bold move in September to weaken the surging yen.

Comments from Robert Rowland, Portfolio Manager of Fidelity AdvisorSM Japan Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 6.31%, 6.07%, 5.55% and 5.58%, respectively (excluding sales charges), handily beating the TOPIX. Strong stock picking in financials - particularly the diversified financials group - lifted the fund's results, as did favorable stock selection in industrials, consumer discretionary and information technology. Against a backdrop of improved credit conditions and a rebound in global equity markets, our holdings in non-bank financials, including Orix, Sompo Japan Insurance - which merged with NipponKoa Insurance to form NKSJ Holdings - and Credit Saison, were among the leading contributors to performance. Other contributors included imaging and optical products manufacturer Canon, automaker Honda Motor, LCD (liquid-crystal display) component suppliers Nippon Electric Glass and Nitto Denko, and wireless telecommunication services and hardware provider NTT DoCoMo. Conversely, a large overweighting in financials, the benchmark's weakest-performing sector, undercut the benefit of favorable security selection in that group. Life insurer T&D Holdings detracted from performance, as did synthetic rubber/resin producer JSR and printed circuit board manufacturer Ibiden. Stanley Electric and Toyoda Gosei, makers of LED (light-emitting-diode) auto parts, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 942.40	$ 7.34**
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 940.60	$ 8.56**
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 938.60	$ 10.99**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 939.00	$ 11.00**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Institutional Class	1.19%
Actual		$ 1,000.00	$ 943.20	$ 5.83
Hypothetical A		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to the voluntary expense limitations effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.10
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.32
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 10.75
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 10.75
HypotheticalA		$ 11.17

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi UFJ Financial Group, Inc.	4.0	3.8
Sumitomo Mitsui Financial Group, Inc.	3.4	4.2
Canon, Inc.	3.3	3.6
ORIX Corp.	3.3	2.8
NTT DoCoMo, Inc.	3.0	5.5
Sumitomo Trust & Banking Co. Ltd.	2.9	2.5
Denso Corp.	2.6	1.8
Mitsubishi Estate Co. Ltd.	2.6	2.2
Honda Motor Co. Ltd.	2.4	3.0
Toyota Motor Corp.	2.4	1.3
	29.9
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.0	31.7
Consumer Discretionary	19.9	18.3
Industrials	17.2	15.8
Information Technology	11.2	14.0
Materials	6.7	7.2
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 95.4%	Stocks 95.9%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 7.4%
Bridgestone Corp.	8,000	$ 143,210
Denso Corp.	29,100	904,955
NOK Corp.	22,400	400,010
Stanley Electric Co. Ltd.	33,800	567,464
Toyoda Gosei Co. Ltd.	26,500	571,033
		2,586,672
Automobiles - 4.8%
Honda Motor Co. Ltd.	23,400	843,542
Toyota Motor Corp.	23,800	843,002
		1,686,544
Household Durables - 1.5%
Sekisui House Ltd.	55,000	516,911
Leisure Equipment & Products - 1.7%
Nikon Corp.	16,800	317,281
Sega Sammy Holdings, Inc.	17,000	277,594
		594,875
Media - 1.2%
Fuji Media Holdings, Inc.	308	408,013
Multiline Retail - 1.5%
Isetan Mitsukoshi Holdings Ltd.	21,200	233,917
Ryohin Keikaku Co. Ltd.	2,600	92,278
Takashimaya Co. Ltd.	27,000	203,247
		529,442
Specialty Retail - 1.8%
Nishimatsuya Chain Co. Ltd.	20,400	196,471
Shimachu Co. Ltd.	5,300	108,872
Xebio Co. Ltd.	4,800	94,246
Yamada Denki Co. Ltd.	3,330	216,427
		616,016
TOTAL CONSUMER DISCRETIONARY		6,938,473
CONSUMER STAPLES - 4.0%
Beverages - 1.1%
Coca-Cola West Co. Ltd.	3,600	55,071
Kirin Holdings Co. Ltd.	24,000	328,889
		383,960
Food & Staples Retailing - 2.0%
FamilyMart Co. Ltd.	7,400	262,637
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Lawson, Inc.	6,500	$ 295,638
Seven & i Holdings Co., Ltd.	6,000	139,278
		697,553
Personal Products - 0.9%
Kao Corp.	8,100	205,877
Kose Corp.	3,900	93,490
		299,367
TOTAL CONSUMER STAPLES		1,380,880
FINANCIALS - 31.0%
Capital Markets - 0.9%
Matsui Securities Co. Ltd.	30,300	171,377
Nomura Holdings, Inc.	27,200	139,775
		311,152
Commercial Banks - 13.3%
Chiba Bank Ltd.	61,000	376,604
Mitsubishi UFJ Financial Group, Inc.	302,900	1,405,758
Mizuho Financial Group, Inc.	264,000	382,884
Seven Bank Ltd.	160	288,107
Sumitomo Mitsui Financial Group, Inc.	39,200	1,170,032
Sumitomo Trust & Banking Co. Ltd.	184,000	1,004,604
		4,627,989
Consumer Finance - 4.7%
Credit Saison Co. Ltd.	33,900	480,827
ORIX Corp.	12,530	1,142,913
		1,623,740
Insurance - 5.5%
MS&AD Insurance Group Holdings, Inc.	10,900	261,130
NKSJ Holdings, Inc. (a)	100,000	687,213
Sony Financial Holdings, Inc.	87	302,722
T&D Holdings, Inc.	33,350	680,987
		1,932,052
Real Estate Investment Trusts - 2.2%
Japan Prime Realty Investment Corp.	64	158,986
Japan Real Estate Investment Corp.	35	337,082
Nomura Real Estate Office Fund, Inc.	47	288,822
		784,890
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 4.4%
Mitsubishi Estate Co. Ltd.	51,000	$ 893,440
Mitsui Fudosan Co. Ltd.	33,000	624,039
		1,517,479
TOTAL FINANCIALS		10,797,302
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Alfresa Holdings Corp.	5,600	235,566
INDUSTRIALS - 17.2%
Air Freight & Logistics - 0.8%
Yamato Holdings Co. Ltd.	20,400	257,180
Building Products - 1.0%
Asahi Glass Co. Ltd.	11,000	105,521
Daikin Industries Ltd.	6,900	240,059
		345,580
Construction & Engineering - 0.3%
Kandenko Co. Ltd.	19,000	110,737
Electrical Equipment - 2.4%
Mitsubishi Electric Corp.	56,000	524,841
Sumitomo Electric Industries Ltd.	24,700	314,301
		839,142
Machinery - 2.5%
Fanuc Ltd.	2,300	332,970
Kubota Corp.	33,000	292,646
NSK Ltd.	34,000	257,055
		882,671
Marine - 0.5%
Iino Kaiun Kaisha Ltd.	18,200	81,422
Mitsui OSK Lines Ltd.	15,000	95,930
		177,352
Road & Rail - 1.6%
East Japan Railway Co.	9,000	555,782
Trading Companies & Distributors - 6.1%
Itochu Corp.	61,000	534,621
Mitsubishi Corp.	25,600	614,904
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Mitsui & Co. Ltd.	45,800	$ 720,315
Sumitomo Corp.	18,800	238,023
		2,107,863
Transportation Infrastructure - 2.0%
The Sumitomo Warehouse Co. Ltd.	134,000	696,061
TOTAL INDUSTRIALS		5,972,368
INFORMATION TECHNOLOGY - 11.2%
Computers & Peripherals - 0.7%
Fujitsu Ltd.	35,000	238,751
Electronic Equipment & Components - 4.0%
Ibiden Co. Ltd.	14,800	364,528
Nippon Electric Glass Co. Ltd.	13,500	173,527
Yamatake Corp.	23,100	562,357
Yaskawa Electric Corp.	38,000	297,030
		1,397,442
Office Electronics - 4.2%
Canon, Inc.	24,900	1,146,229
Konica Minolta Holdings, Inc.	34,500	333,372
		1,479,601
Semiconductors & Semiconductor Equipment - 1.5%
ROHM Co. Ltd.	2,800	174,674
Tokyo Electron Ltd.	5,900	332,898
		507,572
Software - 0.8%
Nintendo Co. Ltd.	1,100	285,013
TOTAL INFORMATION TECHNOLOGY		3,908,379
MATERIALS - 6.7%
Chemicals - 5.0%
JSR Corp.	28,800	498,551
Mitsubishi Chemical Holdings Corp.	27,500	141,448
Nissan Chemical Industries Co. Ltd.	22,000	252,615
Nitto Denko Corp.	7,100	265,577
Shin-Etsu Chemical Co., Ltd.	7,100	359,019
Tokai Carbon Co. Ltd.	36,000	212,267
		1,729,477
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.1%
Toyo Seikan Kaisha Ltd.	2,000	$ 34,128
Metals & Mining - 1.6%
Nippon Steel Corp.	43,000	135,154
Sumitomo Metal Industries Ltd.	109,000	252,987
Yamato Kogyo Co. Ltd.	6,900	176,980
		565,121
TOTAL MATERIALS		2,328,726
TELECOMMUNICATION SERVICES - 3.7%
Wireless Telecommunication Services - 3.7%
KDDI Corp.	42	226,415
NTT DoCoMo, Inc.	621	1,046,805
		1,273,220
UTILITIES - 1.0%
Electric Utilities - 1.0%
Tokyo Electric Power Co.	15,100	360,560
TOTAL COMMON STOCKS (Cost $38,087,918)		33,195,474
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.23% (b) (Cost $1,438,671)	1,438,671	1,438,671
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $39,526,589)		34,634,145
NET OTHER ASSETS (LIABILITIES) - 0.5%		185,238
NET ASSETS - 100%		$ 34,819,383
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,889
Fidelity Securities Lending Cash Central Fund	352
Total	$ 4,241
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,938,473	$ 2,932,408	$ 4,006,065	$ -
Consumer Staples	1,380,880	706,836	674,044	-
Financials	10,797,302	3,205,845	7,591,457	-
Health Care	235,566	235,566	-	-
Industrials	5,972,368	888,220	5,084,148	-
Information Technology	3,908,379	1,683,602	2,224,777	-
Materials	2,328,726	941,108	1,387,618	-
Telecommunication Services	1,273,220	-	1,273,220	-
Utilities	360,560	-	360,560	-
Money Market Funds	1,438,671	1,438,671	-	-
Total Investments in Securities:	$ 34,634,145	$ 12,032,256	$ 22,601,889	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $25,985,158 of which $6,651,966, $7,706,742, $10,009,147 and $1,617,303 will expire on October 31, 2015, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $38,087,918)	$ 33,195,474
Fidelity Central Funds (cost $1,438,671)	1,438,671
Total Investments (cost $39,526,589)		$ 34,634,145
Cash		17,240
Receivable for investments sold		90,583
Receivable for fund shares sold		41,792
Dividends receivable		280,453
Distributions receivable from Fidelity Central Funds		293
Other receivables		21
Total assets		35,064,527

Liabilities
Payable for investments purchased	$ 95,201
Payable for fund shares redeemed	36,783
Accrued management fee	19,361
Distribution and service plan fees payable	14,937
Other affiliated payables	9,672
Other payables and accrued expenses	69,190
Total liabilities		245,144

Net Assets		$ 34,819,383
Net Assets consist of:
Paid in capital		$ 66,547,210
Undistributed net investment income		62,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,910,091)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,880,040)
Net Assets		$ 34,819,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,966,669 ÷ 1,254,694 shares)	$ 11.13

Maximum offering price per share (100/94.25 of $11.13)	$ 11.81
Class T: Net Asset Value and redemption price per share ($5,012,970 ÷ 458,925 shares)	$ 10.92

Maximum offering price per share (100/96.50 of $10.92)	$ 11.32
Class B: Net Asset Value and offering price per share ($2,361,952 ÷ 227,367 shares)A	$ 10.39

Class C: Net Asset Value and offering price per share ($9,266,675 ÷ 885,937 shares)A	$ 10.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,211,117 ÷ 367,400 shares)	$ 11.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 745,248
Interest		5
Income from Fidelity Central Funds		4,241
Income before foreign taxes withheld		749,494
Less foreign taxes withheld		(52,167)
Total income		697,327

Expenses
Management fee Basic fee	$ 255,779
Performance adjustment	(55,152)
Transfer agent fees	109,506
Distribution and service plan fees	185,214
Accounting and security lending fees	18,708
Custodian fees and expenses	20,069
Independent trustees' compensation	204
Registration fees	54,428
Audit	52,542
Legal	183
Miscellaneous	25,258
Total expenses before reductions	666,739
Expense reductions	(31,720)	635,019
Net investment income (loss)		62,308
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(957,356)
Foreign currency transactions	19,954
Total net realized gain (loss)		(937,402)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,404,289
Assets and liabilities in foreign currencies	10,653
Total change in net unrealized appreciation (depreciation)		2,414,942
Net gain (loss)		1,477,540
Net increase (decrease) in net assets resulting from operations		$ 1,539,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,308	$ 5,019
Net realized gain (loss)	(937,402)	(10,515,725)
Change in net unrealized appreciation (depreciation)	2,414,942	13,536,737
Net increase (decrease) in net assets resulting from operations	1,539,848	3,026,031
Distributions to shareholders from net realized gain	(376,323)	-
Share transactions - net increase (decrease)	(483,817)	(8,304,847)
Redemption fees	9,997	12,477
Total increase (decrease) in net assets	689,705	(5,266,339)

Net Assets
Beginning of period	34,129,678	39,396,017
End of period (including undistributed net investment income of $62,304 and undistributed net investment income of $5,019, respectively)	$ 34,819,383	$ 34,129,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 9.37	$ 16.41	$ 16.72	$ 15.61
Income from Investment Operations
Net investment income (loss) C	.05	.03	.03	(.04)	(.07)
Net realized and unrealized gain (loss)	.62	1.22	(7.02)	(.27)	1.17
Total from investment operations	.67	1.25	(6.99)	(.31)	1.10
Distributions from net realized gain	(.16)	-	(.06)	-	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 11.13	$ 10.62	$ 9.37	$ 16.41	$ 16.72
Total Return A, B	6.31%	13.34%	(42.68)%	(1.85)%	7.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.50%	1.54%	1.70%	1.52%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.49%	1.48%	1.48%
Net investment income (loss)	.43%	.30%	.24%	(.22)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,967	$ 12,798	$ 14,133	$ 32,945	$ 41,876
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 9.21	$ 16.11	$ 16.46	$ 15.41
Income from Investment Operations
Net investment income (loss) C	.02	- G	- G	(.08)	(.12)
Net realized and unrealized gain (loss)	.61	1.20	(6.91)	(.27)	1.16
Total from investment operations	.63	1.20	(6.91)	(.35)	1.04
Distributions from net realized gain	(.12)	-	- G	-	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 10.92	$ 10.41	$ 9.21	$ 16.11	$ 16.46
Total Return A, B	6.07%	13.03%	(42.82)%	(2.13)%	6.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.80%	1.81%	1.96%	1.82%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.74%	1.74%	1.73%	1.73%
Net investment income (loss)	.18%	.05%	(.01)%	(.47)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,013	$ 5,487	$ 6,752	$ 14,303	$ 21,039
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.82	$ 15.50	$ 15.91	$ 14.96
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	(.07)	(.15)	(.20)
Net realized and unrealized gain (loss)	.58	1.14	(6.61)	(.26)	1.14
Total from investment operations	.55	1.10	(6.68)	(.41)	.94
Distributions from net realized gain	(.08)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 10.39	$ 9.92	$ 8.82	$ 15.50	$ 15.91
Total Return A, B	5.55%	12.47%	(43.10)%	(2.58)%	6.35%
Ratios to Average Net Assets D, F
Expenses before reductions	2.36%	2.26%	2.29%	2.45%	2.33%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.25%	2.24%	2.24%	2.23%	2.23%
Net investment income (loss)	(.32)%	(.45)%	(.51)%	(.97)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,362	$ 2,564	$ 3,079	$ 7,874	$ 16,120
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 8.88	$ 15.60	$ 16.01	$ 15.05
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	(.07)	(.15)	(.18)
Net realized and unrealized gain (loss)	.59	1.14	(6.65)	(.26)	1.13
Total from investment operations	.56	1.10	(6.72)	(.41)	.95
Distributions from net realized gain	(.08)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 10.46	$ 9.98	$ 8.88	$ 15.60	$ 16.01
Total Return A, B	5.58%	12.39%	(43.08)%	(2.56)%	6.38%
Ratios to Average Net Assets D, F
Expenses before reductions	2.35%	2.25%	2.26%	2.37%	2.18%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.18%
Expenses net of all reductions	2.25%	2.24%	2.24%	2.23%	2.16%
Net investment income (loss)	(.32)%	(.45)%	(.51)%	(.97)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,267	$ 9,286	$ 11,612	$ 33,957	$ 53,846
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 9.62	$ 16.82	$ 17.10	$ 15.90
Income from Investment Operations
Net investment income (loss) B	.08	.06	.08	.01	(.01)
Net realized and unrealized gain (loss)	.64	1.25	(7.19)	(.29)	1.19
Total from investment operations	.72	1.31	(7.11)	(.28)	1.18
Distributions from net realized gain	(.19)	-	(.10)	-	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	.02
Net asset value, end of period	$ 11.46	$ 10.93	$ 9.62	$ 16.82	$ 17.10
Total Return A	6.65%	13.62%	(42.45)%	(1.64)%	7.55%
Ratios to Average Net Assets C, E
Expenses before reductions	1.22%	1.19%	1.16%	1.31%	1.12%
Expenses net of fee waivers, if any	1.22%	1.19%	1.16%	1.25%	1.12%
Expenses net of all reductions	1.22%	1.17%	1.15%	1.23%	1.10%
Net investment income (loss)	.72%	.61%	.58%	.03%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,211	$ 3,995	$ 3,820	$ 8,440	$ 13,773
Portfolio turnover rate D	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,393,464
Gross unrealized depreciation	(7,587,369)
Net unrealized appreciation (depreciation)	$ (6,193,905)

Tax Cost	$ 40,828,050

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 438,831
Capital loss carryforward	$ (25,985,158)
Net unrealized appreciation (depreciation)	$ (6,181,501)

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 376,323	$ -

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,440,273 and $18,229,788, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,299	$ 1,649
Class T	.25%	.25%	26,408	44
Class B	.75%	.25%	26,095	19,592
Class C	.75%	.25%	97,412	22,002
			$ 185,214	$ 43,287

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,389
Class T	1,601
Class B*	5,333
Class C*	2,588
$ 15,911

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 44,291.31
Class T	18,350.35
Class B	8,250.32
Class C	30,433.31
Institutional Class	8,182.19
	$ 109,506

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $352. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,287
Class T	1.75%	7,230
Class B	2.25%	2,764
Class C	2.25%	9,436
		$ 31,717

Effective November 1, 2010 the expense limitations will be changed to 1.45%, 1.70%, 2.20%, 2.20% and 1.20%, for Class A, Class T, Class B, Class C and Institutional Class, respectively.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net realized gain
Class A	$ 169,692	$ -
Class T	56,316	-
Class B	19,672	-
Class C	68,018	-
Institutional Class	62,625	-
Total	$ 376,323	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	748,157	387,815	$ 8,391,879	$ 3,955,890
Reinvestment of distributions	12,486	-	136,600	-
Shares redeemed	(711,427)	(690,213)	(7,898,774)	(6,443,696)
Net increase (decrease)	49,216	(302,398)	$ 629,705	$ (2,487,806)
Class T
Shares sold	100,270	85,871	$ 1,118,342	$ 821,641
Reinvestment of distributions	4,803	-	51,676	-
Shares redeemed	(173,139)	(291,704)	(1,856,581)	(2,612,466)
Net increase (decrease)	(68,066)	(205,833)	$ (686,563)	$ (1,790,825)
Class B
Shares sold	95,243	33,684	$ 1,007,461	$ 311,723
Reinvestment of distributions	1,391	-	14,289	-
Shares redeemed	(127,802)	(124,191)	(1,327,780)	(1,068,104)
Net increase (decrease)	(31,168)	(90,507)	$ (306,030)	$ (756,381)
Class C
Shares sold	319,999	185,921	$ 3,427,507	$ 1,754,348
Reinvestment of distributions	4,614	-	47,750	-
Shares redeemed	(369,025)	(563,483)	(3,805,333)	(4,904,518)
Net increase (decrease)	(44,412)	(377,562)	$ (330,076)	$ (3,150,170)
Institutional Class
Shares sold	283,408	90,905	$ 3,342,911	$ 979,010
Reinvestment of distributions	1,088	-	12,214	-
Shares redeemed	(282,547)	(122,531)	(3,145,978)	(1,098,675)
Net increase (decrease)	1,949	(31,626)	$ 209,147	$ (119,665)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

12. Proposed Reorganization.

The Board of Trustees of the Fund has approved an Agreement and Plan of Reorganization between the Fund and Fidelity Japan Fund. The agreement provides for the transfer of all of the assets and the assumption of all the liabilities of the Fund in exchange solely for the number of equivalent shares of Fidelity Japan Fund having the same aggregate net asset value as the outstanding shares of the corresponding classes of the Fund on the day the reorganization is effective.

The reorganization was approved by the shareholders and is expected to become effective on or about December 17, 2010. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/2010	12/10/2010	$0.030	$0.139

Class T	12/13/2010	12/10/2010	$0.000	$0.137

Class B	12/13/2010	12/10/2010	$0.000	$0.076

Class C	12/13/2010	12/10/2010	$0.000	$0.080

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.086	$0.0145

Class T	12/07/09	$0.067	$0.0145

Class B	12/07/09	$0.047	$0.0145

Class C	12/07/09	$0.045	$0.0145

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Japan Fund to Fidelity Japan Fund in exchange solely for shares of beneficial interest of Fidelity Japan Fund and the assumption by Fidelity Japan Fund of Fidelity Advisor Japan Fund's liabilities, in complete liquidation of Fidelity
Advisor Japan Fund.

	# of Votes	% of Votes
Affirmative	14,992,935.07	76.146
Against	1,290,989.63	6.557
Abstain	554,934.61	2.819
Uninstructed	2,850,752.40	14.478
TOTAL	19,689,611.71	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Furthermore, the Board considered that, on July 13, 2010, it had approved a proposal, subject to shareholder approval, to merge the fund into Fidelity Japan Fund. If shareholders approve the merger at a special meeting scheduled to be held in November 2010, it is expected to take place in December 2010.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-UANN-1210
1.784756.107

(Fidelity Investment logo)(registered trademark)

Fidelity AdvisorSM

Japan

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to Shareholders

On November 16, 2010, shareholders of Fidelity AdvisorSM Japan Fund approved the merger of Advisor Japan into Fidelity® Japan Fund. The merger will be effective on December 17, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	6.65%	-5.90%	-3.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite solid gains in many world equity markets, Japanese stocks only managed a modest advance during the past year amid continued sluggishness in the nation's economy. For the 12 months ending October 31, 2010, the Tokyo Stock Price Index (TOPIX) returned 3.70%, a gain entirely attributable to U.S. dollar weakness versus the yen. Telecommunication services was by far the index's top-performing sector, posting a gain of almost 17%. Utilities and industrials were next, returning roughly 10% and 8%, respectively. Two sectors, financials and energy, ended the period with negative returns, at approximately -9% and -4%, respectively. During the second quarter of 2010, Japan's economy grew at a tepid 0.4% annualized pace, while in September the country experienced its 19th consecutive month of falling consumer prices - a sign of deeply entrenched deflation - as measured by the year-over-year change in its consumer price index. Domestic consumer spending remained weak, while demand for Japanese exports was dampened by strong currency appreciation, despite the Japanese government's bold move in September to weaken the surging yen.

Comments from Robert Rowland, Portfolio Manager of Fidelity AdvisorSM Japan Fund: During the past year, the fund's Institutional Class shares returned 6.65%, handily beating the TOPIX. Strong stock picking in financials - particularly the diversified financials group - lifted the fund's results, as did favorable stock selection in industrials, consumer discretionary and information technology. Against a backdrop of improved credit conditions and a rebound in global equity markets, our holdings in non-bank financials, including Orix, Sompo Japan Insurance - which merged with NipponKoa Insurance to form NKSJ Holdings - and Credit Saison, were among the leading contributors to performance. Other contributors included imaging and optical products manufacturer Canon, automaker Honda Motor, LCD (liquid-crystal display) component suppliers Nippon Electric Glass and Nitto Denko, and wireless telecommunication services and hardware provider NTT DoCoMo. Conversely, a large overweighting in financials, the benchmark's weakest-performing sector, undercut the benefit of favorable security selection in that group. Life insurer T&D Holdings detracted from performance, as did synthetic rubber/resin producer JSR and printed circuit board manufacturer Ibiden. Stanley Electric and Toyoda Gosei, makers of LED (light-emitting-diode) auto parts, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 942.40	$ 7.34**
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 940.60	$ 8.56**
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 938.60	$ 10.99**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 939.00	$ 11.00**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Institutional Class	1.19%
Actual		$ 1,000.00	$ 943.20	$ 5.83
Hypothetical A		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to the voluntary expense limitations effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.10
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.32
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 10.75
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 10.75
HypotheticalA		$ 11.17

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi UFJ Financial Group, Inc.	4.0	3.8
Sumitomo Mitsui Financial Group, Inc.	3.4	4.2
Canon, Inc.	3.3	3.6
ORIX Corp.	3.3	2.8
NTT DoCoMo, Inc.	3.0	5.5
Sumitomo Trust & Banking Co. Ltd.	2.9	2.5
Denso Corp.	2.6	1.8
Mitsubishi Estate Co. Ltd.	2.6	2.2
Honda Motor Co. Ltd.	2.4	3.0
Toyota Motor Corp.	2.4	1.3
	29.9
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.0	31.7
Consumer Discretionary	19.9	18.3
Industrials	17.2	15.8
Information Technology	11.2	14.0
Materials	6.7	7.2
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 95.4%	Stocks 95.9%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 7.4%
Bridgestone Corp.	8,000	$ 143,210
Denso Corp.	29,100	904,955
NOK Corp.	22,400	400,010
Stanley Electric Co. Ltd.	33,800	567,464
Toyoda Gosei Co. Ltd.	26,500	571,033
		2,586,672
Automobiles - 4.8%
Honda Motor Co. Ltd.	23,400	843,542
Toyota Motor Corp.	23,800	843,002
		1,686,544
Household Durables - 1.5%
Sekisui House Ltd.	55,000	516,911
Leisure Equipment & Products - 1.7%
Nikon Corp.	16,800	317,281
Sega Sammy Holdings, Inc.	17,000	277,594
		594,875
Media - 1.2%
Fuji Media Holdings, Inc.	308	408,013
Multiline Retail - 1.5%
Isetan Mitsukoshi Holdings Ltd.	21,200	233,917
Ryohin Keikaku Co. Ltd.	2,600	92,278
Takashimaya Co. Ltd.	27,000	203,247
		529,442
Specialty Retail - 1.8%
Nishimatsuya Chain Co. Ltd.	20,400	196,471
Shimachu Co. Ltd.	5,300	108,872
Xebio Co. Ltd.	4,800	94,246
Yamada Denki Co. Ltd.	3,330	216,427
		616,016
TOTAL CONSUMER DISCRETIONARY		6,938,473
CONSUMER STAPLES - 4.0%
Beverages - 1.1%
Coca-Cola West Co. Ltd.	3,600	55,071
Kirin Holdings Co. Ltd.	24,000	328,889
		383,960
Food & Staples Retailing - 2.0%
FamilyMart Co. Ltd.	7,400	262,637
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Lawson, Inc.	6,500	$ 295,638
Seven & i Holdings Co., Ltd.	6,000	139,278
		697,553
Personal Products - 0.9%
Kao Corp.	8,100	205,877
Kose Corp.	3,900	93,490
		299,367
TOTAL CONSUMER STAPLES		1,380,880
FINANCIALS - 31.0%
Capital Markets - 0.9%
Matsui Securities Co. Ltd.	30,300	171,377
Nomura Holdings, Inc.	27,200	139,775
		311,152
Commercial Banks - 13.3%
Chiba Bank Ltd.	61,000	376,604
Mitsubishi UFJ Financial Group, Inc.	302,900	1,405,758
Mizuho Financial Group, Inc.	264,000	382,884
Seven Bank Ltd.	160	288,107
Sumitomo Mitsui Financial Group, Inc.	39,200	1,170,032
Sumitomo Trust & Banking Co. Ltd.	184,000	1,004,604
		4,627,989
Consumer Finance - 4.7%
Credit Saison Co. Ltd.	33,900	480,827
ORIX Corp.	12,530	1,142,913
		1,623,740
Insurance - 5.5%
MS&AD Insurance Group Holdings, Inc.	10,900	261,130
NKSJ Holdings, Inc. (a)	100,000	687,213
Sony Financial Holdings, Inc.	87	302,722
T&D Holdings, Inc.	33,350	680,987
		1,932,052
Real Estate Investment Trusts - 2.2%
Japan Prime Realty Investment Corp.	64	158,986
Japan Real Estate Investment Corp.	35	337,082
Nomura Real Estate Office Fund, Inc.	47	288,822
		784,890
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 4.4%
Mitsubishi Estate Co. Ltd.	51,000	$ 893,440
Mitsui Fudosan Co. Ltd.	33,000	624,039
		1,517,479
TOTAL FINANCIALS		10,797,302
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Alfresa Holdings Corp.	5,600	235,566
INDUSTRIALS - 17.2%
Air Freight & Logistics - 0.8%
Yamato Holdings Co. Ltd.	20,400	257,180
Building Products - 1.0%
Asahi Glass Co. Ltd.	11,000	105,521
Daikin Industries Ltd.	6,900	240,059
		345,580
Construction & Engineering - 0.3%
Kandenko Co. Ltd.	19,000	110,737
Electrical Equipment - 2.4%
Mitsubishi Electric Corp.	56,000	524,841
Sumitomo Electric Industries Ltd.	24,700	314,301
		839,142
Machinery - 2.5%
Fanuc Ltd.	2,300	332,970
Kubota Corp.	33,000	292,646
NSK Ltd.	34,000	257,055
		882,671
Marine - 0.5%
Iino Kaiun Kaisha Ltd.	18,200	81,422
Mitsui OSK Lines Ltd.	15,000	95,930
		177,352
Road & Rail - 1.6%
East Japan Railway Co.	9,000	555,782
Trading Companies & Distributors - 6.1%
Itochu Corp.	61,000	534,621
Mitsubishi Corp.	25,600	614,904
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Mitsui & Co. Ltd.	45,800	$ 720,315
Sumitomo Corp.	18,800	238,023
		2,107,863
Transportation Infrastructure - 2.0%
The Sumitomo Warehouse Co. Ltd.	134,000	696,061
TOTAL INDUSTRIALS		5,972,368
INFORMATION TECHNOLOGY - 11.2%
Computers & Peripherals - 0.7%
Fujitsu Ltd.	35,000	238,751
Electronic Equipment & Components - 4.0%
Ibiden Co. Ltd.	14,800	364,528
Nippon Electric Glass Co. Ltd.	13,500	173,527
Yamatake Corp.	23,100	562,357
Yaskawa Electric Corp.	38,000	297,030
		1,397,442
Office Electronics - 4.2%
Canon, Inc.	24,900	1,146,229
Konica Minolta Holdings, Inc.	34,500	333,372
		1,479,601
Semiconductors & Semiconductor Equipment - 1.5%
ROHM Co. Ltd.	2,800	174,674
Tokyo Electron Ltd.	5,900	332,898
		507,572
Software - 0.8%
Nintendo Co. Ltd.	1,100	285,013
TOTAL INFORMATION TECHNOLOGY		3,908,379
MATERIALS - 6.7%
Chemicals - 5.0%
JSR Corp.	28,800	498,551
Mitsubishi Chemical Holdings Corp.	27,500	141,448
Nissan Chemical Industries Co. Ltd.	22,000	252,615
Nitto Denko Corp.	7,100	265,577
Shin-Etsu Chemical Co., Ltd.	7,100	359,019
Tokai Carbon Co. Ltd.	36,000	212,267
		1,729,477
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.1%
Toyo Seikan Kaisha Ltd.	2,000	$ 34,128
Metals & Mining - 1.6%
Nippon Steel Corp.	43,000	135,154
Sumitomo Metal Industries Ltd.	109,000	252,987
Yamato Kogyo Co. Ltd.	6,900	176,980
		565,121
TOTAL MATERIALS		2,328,726
TELECOMMUNICATION SERVICES - 3.7%
Wireless Telecommunication Services - 3.7%
KDDI Corp.	42	226,415
NTT DoCoMo, Inc.	621	1,046,805
		1,273,220
UTILITIES - 1.0%
Electric Utilities - 1.0%
Tokyo Electric Power Co.	15,100	360,560
TOTAL COMMON STOCKS (Cost $38,087,918)		33,195,474
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.23% (b) (Cost $1,438,671)	1,438,671	1,438,671
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $39,526,589)		34,634,145
NET OTHER ASSETS (LIABILITIES) - 0.5%		185,238
NET ASSETS - 100%		$ 34,819,383
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,889
Fidelity Securities Lending Cash Central Fund	352
Total	$ 4,241
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,938,473	$ 2,932,408	$ 4,006,065	$ -
Consumer Staples	1,380,880	706,836	674,044	-
Financials	10,797,302	3,205,845	7,591,457	-
Health Care	235,566	235,566	-	-
Industrials	5,972,368	888,220	5,084,148	-
Information Technology	3,908,379	1,683,602	2,224,777	-
Materials	2,328,726	941,108	1,387,618	-
Telecommunication Services	1,273,220	-	1,273,220	-
Utilities	360,560	-	360,560	-
Money Market Funds	1,438,671	1,438,671	-	-
Total Investments in Securities:	$ 34,634,145	$ 12,032,256	$ 22,601,889	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $25,985,158 of which $6,651,966, $7,706,742, $10,009,147 and $1,617,303 will expire on October 31, 2015, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $38,087,918)	$ 33,195,474
Fidelity Central Funds (cost $1,438,671)	1,438,671
Total Investments (cost $39,526,589)		$ 34,634,145
Cash		17,240
Receivable for investments sold		90,583
Receivable for fund shares sold		41,792
Dividends receivable		280,453
Distributions receivable from Fidelity Central Funds		293
Other receivables		21
Total assets		35,064,527

Liabilities
Payable for investments purchased	$ 95,201
Payable for fund shares redeemed	36,783
Accrued management fee	19,361
Distribution and service plan fees payable	14,937
Other affiliated payables	9,672
Other payables and accrued expenses	69,190
Total liabilities		245,144

Net Assets		$ 34,819,383
Net Assets consist of:
Paid in capital		$ 66,547,210
Undistributed net investment income		62,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,910,091)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,880,040)
Net Assets		$ 34,819,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,966,669 ÷ 1,254,694 shares)	$ 11.13

Maximum offering price per share (100/94.25 of $11.13)	$ 11.81
Class T: Net Asset Value and redemption price per share ($5,012,970 ÷ 458,925 shares)	$ 10.92

Maximum offering price per share (100/96.50 of $10.92)	$ 11.32
Class B: Net Asset Value and offering price per share ($2,361,952 ÷ 227,367 shares)A	$ 10.39

Class C: Net Asset Value and offering price per share ($9,266,675 ÷ 885,937 shares)A	$ 10.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,211,117 ÷ 367,400 shares)	$ 11.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 745,248
Interest		5
Income from Fidelity Central Funds		4,241
Income before foreign taxes withheld		749,494
Less foreign taxes withheld		(52,167)
Total income		697,327

Expenses
Management fee Basic fee	$ 255,779
Performance adjustment	(55,152)
Transfer agent fees	109,506
Distribution and service plan fees	185,214
Accounting and security lending fees	18,708
Custodian fees and expenses	20,069
Independent trustees' compensation	204
Registration fees	54,428
Audit	52,542
Legal	183
Miscellaneous	25,258
Total expenses before reductions	666,739
Expense reductions	(31,720)	635,019
Net investment income (loss)		62,308
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(957,356)
Foreign currency transactions	19,954
Total net realized gain (loss)		(937,402)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,404,289
Assets and liabilities in foreign currencies	10,653
Total change in net unrealized appreciation (depreciation)		2,414,942
Net gain (loss)		1,477,540
Net increase (decrease) in net assets resulting from operations		$ 1,539,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,308	$ 5,019
Net realized gain (loss)	(937,402)	(10,515,725)
Change in net unrealized appreciation (depreciation)	2,414,942	13,536,737
Net increase (decrease) in net assets resulting from operations	1,539,848	3,026,031
Distributions to shareholders from net realized gain	(376,323)	-
Share transactions - net increase (decrease)	(483,817)	(8,304,847)
Redemption fees	9,997	12,477
Total increase (decrease) in net assets	689,705	(5,266,339)

Net Assets
Beginning of period	34,129,678	39,396,017
End of period (including undistributed net investment income of $62,304 and undistributed net investment income of $5,019, respectively)	$ 34,819,383	$ 34,129,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 9.37	$ 16.41	$ 16.72	$ 15.61
Income from Investment Operations
Net investment income (loss) C	.05	.03	.03	(.04)	(.07)
Net realized and unrealized gain (loss)	.62	1.22	(7.02)	(.27)	1.17
Total from investment operations	.67	1.25	(6.99)	(.31)	1.10
Distributions from net realized gain	(.16)	-	(.06)	-	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 11.13	$ 10.62	$ 9.37	$ 16.41	$ 16.72
Total Return A, B	6.31%	13.34%	(42.68)%	(1.85)%	7.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.50%	1.54%	1.70%	1.52%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.49%	1.48%	1.48%
Net investment income (loss)	.43%	.30%	.24%	(.22)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,967	$ 12,798	$ 14,133	$ 32,945	$ 41,876
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 9.21	$ 16.11	$ 16.46	$ 15.41
Income from Investment Operations
Net investment income (loss) C	.02	- G	- G	(.08)	(.12)
Net realized and unrealized gain (loss)	.61	1.20	(6.91)	(.27)	1.16
Total from investment operations	.63	1.20	(6.91)	(.35)	1.04
Distributions from net realized gain	(.12)	-	- G	-	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 10.92	$ 10.41	$ 9.21	$ 16.11	$ 16.46
Total Return A, B	6.07%	13.03%	(42.82)%	(2.13)%	6.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.80%	1.81%	1.96%	1.82%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.74%	1.74%	1.73%	1.73%
Net investment income (loss)	.18%	.05%	(.01)%	(.47)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,013	$ 5,487	$ 6,752	$ 14,303	$ 21,039
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.82	$ 15.50	$ 15.91	$ 14.96
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	(.07)	(.15)	(.20)
Net realized and unrealized gain (loss)	.58	1.14	(6.61)	(.26)	1.14
Total from investment operations	.55	1.10	(6.68)	(.41)	.94
Distributions from net realized gain	(.08)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 10.39	$ 9.92	$ 8.82	$ 15.50	$ 15.91
Total Return A, B	5.55%	12.47%	(43.10)%	(2.58)%	6.35%
Ratios to Average Net Assets D, F
Expenses before reductions	2.36%	2.26%	2.29%	2.45%	2.33%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.25%	2.24%	2.24%	2.23%	2.23%
Net investment income (loss)	(.32)%	(.45)%	(.51)%	(.97)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,362	$ 2,564	$ 3,079	$ 7,874	$ 16,120
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 8.88	$ 15.60	$ 16.01	$ 15.05
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	(.07)	(.15)	(.18)
Net realized and unrealized gain (loss)	.59	1.14	(6.65)	(.26)	1.13
Total from investment operations	.56	1.10	(6.72)	(.41)	.95
Distributions from net realized gain	(.08)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 10.46	$ 9.98	$ 8.88	$ 15.60	$ 16.01
Total Return A, B	5.58%	12.39%	(43.08)%	(2.56)%	6.38%
Ratios to Average Net Assets D, F
Expenses before reductions	2.35%	2.25%	2.26%	2.37%	2.18%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.18%
Expenses net of all reductions	2.25%	2.24%	2.24%	2.23%	2.16%
Net investment income (loss)	(.32)%	(.45)%	(.51)%	(.97)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,267	$ 9,286	$ 11,612	$ 33,957	$ 53,846
Portfolio turnover rate E	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 9.62	$ 16.82	$ 17.10	$ 15.90
Income from Investment Operations
Net investment income (loss) B	.08	.06	.08	.01	(.01)
Net realized and unrealized gain (loss)	.64	1.25	(7.19)	(.29)	1.19
Total from investment operations	.72	1.31	(7.11)	(.28)	1.18
Distributions from net realized gain	(.19)	-	(.10)	-	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	.02
Net asset value, end of period	$ 11.46	$ 10.93	$ 9.62	$ 16.82	$ 17.10
Total Return A	6.65%	13.62%	(42.45)%	(1.64)%	7.55%
Ratios to Average Net Assets C, E
Expenses before reductions	1.22%	1.19%	1.16%	1.31%	1.12%
Expenses net of fee waivers, if any	1.22%	1.19%	1.16%	1.25%	1.12%
Expenses net of all reductions	1.22%	1.17%	1.15%	1.23%	1.10%
Net investment income (loss)	.72%	.61%	.58%	.03%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,211	$ 3,995	$ 3,820	$ 8,440	$ 13,773
Portfolio turnover rate D	52%	63%	63%	138%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,393,464
Gross unrealized depreciation	(7,587,369)
Net unrealized appreciation (depreciation)	$ (6,193,905)

Tax Cost	$ 40,828,050

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 438,831
Capital loss carryforward	$ (25,985,158)
Net unrealized appreciation (depreciation)	$ (6,181,501)

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 376,323	$ -

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,440,273 and $18,229,788, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,299	$ 1,649
Class T	.25%	.25%	26,408	44
Class B	.75%	.25%	26,095	19,592
Class C	.75%	.25%	97,412	22,002
			$ 185,214	$ 43,287

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,389
Class T	1,601
Class B*	5,333
Class C*	2,588
$ 15,911

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 44,291.31
Class T	18,350.35
Class B	8,250.32
Class C	30,433.31
Institutional Class	8,182.19
	$ 109,506

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $352. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,287
Class T	1.75%	7,230
Class B	2.25%	2,764
Class C	2.25%	9,436
		$ 31,717

Effective November 1, 2010 the expense limitations will be changed to 1.45%, 1.70%, 2.20%, 2.20% and 1.20%, for Class A, Class T, Class B, Class C and Institutional Class, respectively.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net realized gain
Class A	$ 169,692	$ -
Class T	56,316	-
Class B	19,672	-
Class C	68,018	-
Institutional Class	62,625	-
Total	$ 376,323	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	748,157	387,815	$ 8,391,879	$ 3,955,890
Reinvestment of distributions	12,486	-	136,600	-
Shares redeemed	(711,427)	(690,213)	(7,898,774)	(6,443,696)
Net increase (decrease)	49,216	(302,398)	$ 629,705	$ (2,487,806)
Class T
Shares sold	100,270	85,871	$ 1,118,342	$ 821,641
Reinvestment of distributions	4,803	-	51,676	-
Shares redeemed	(173,139)	(291,704)	(1,856,581)	(2,612,466)
Net increase (decrease)	(68,066)	(205,833)	$ (686,563)	$ (1,790,825)
Class B
Shares sold	95,243	33,684	$ 1,007,461	$ 311,723
Reinvestment of distributions	1,391	-	14,289	-
Shares redeemed	(127,802)	(124,191)	(1,327,780)	(1,068,104)
Net increase (decrease)	(31,168)	(90,507)	$ (306,030)	$ (756,381)
Class C
Shares sold	319,999	185,921	$ 3,427,507	$ 1,754,348
Reinvestment of distributions	4,614	-	47,750	-
Shares redeemed	(369,025)	(563,483)	(3,805,333)	(4,904,518)
Net increase (decrease)	(44,412)	(377,562)	$ (330,076)	$ (3,150,170)
Institutional Class
Shares sold	283,408	90,905	$ 3,342,911	$ 979,010
Reinvestment of distributions	1,088	-	12,214	-
Shares redeemed	(282,547)	(122,531)	(3,145,978)	(1,098,675)
Net increase (decrease)	1,949	(31,626)	$ 209,147	$ (119,665)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

12. Proposed Reorganization.

The Board of Trustees of the Fund has approved an Agreement and Plan of Reorganization between the Fund and Fidelity Japan Fund. The agreement provides for the transfer of all of the assets and the assumption of all the liabilities of the Fund in exchange solely for the number of equivalent shares of Fidelity Japan Fund having the same aggregate net asset value as the outstanding shares of the corresponding classes of the Fund on the day the reorganization is effective.

The reorganization was approved by the shareholders and is expected to become effective on or about December 17, 2010. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/13/10	12/10/10	$0.059	$0.139

Institutional class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.104	$0.0145

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Japan Fund to Fidelity Japan Fund in exchange solely for shares of beneficial interest of Fidelity Japan Fund and the assumption by Fidelity Japan Fund of Fidelity Advisor Japan Fund's liabilities, in complete liquidation of Fidelity
Advisor Japan Fund.

	# of Votes	% of Votes
Affirmative	14,992,935.07	76.146
Against	1,290,989.63	6.557
Abstain	554,934.61	2.819
Uninstructed	2,850,752.40	14.478
TOTAL	19,689,611.71	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Furthermore, the Board considered that, on July 13, 2010, it had approved a proposal, subject to shareholder approval, to merge the fund into Fidelity Japan Fund. If shareholders approve the merger at a special meeting scheduled to be held in November 2010, it is expected to take place in December 2010.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAFI-UANN-1210
1.784757.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.38%	2.26%	1.64%
Class T (incl. 3.50% sales charge)	10.86%	2.57%	1.72%
Class B (incl. contingent deferred sales charge) A	9.15%	2.33%	1.64%
Class C (incl. contingent deferred sales charge) B	13.17%	2.70%	1.47%

A Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Overseas Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, each returning 24%. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Graeme Rockett, Portfolio Manager of Fidelity AdvisorSM Overseas Fund: For the 12 months ending October 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 14.99%, 14.88%, 14.15% and 14.17%, respectively (excluding sales charges), outperforming the MSCI EAFE® Index, which rose 8.49%. Stock picking was especially effective in consumer discretionary, where an overweighting also helped, and in information technology, health care and consumer staples. However, underweightings in consumer staples and telecommunication services detracted. Contributing stocks included luxury goods companies, such as France's LVMH (leather goods, champagne) and Switzerland's Swatch Group (watches). Four out-of-benchmark investments also helped: Baidu, the dominant Internet search provider in China; Clicks Group, a South African health and beauty retailer; Bosideng International Holding, a Chinese clothing company; and Elekta, a Swedish medical equipment firm. Detractors included Scientific Games, a U.S. gaming company; Ireland-based CRH, a supplier of building materials; and Nestle, a Swiss food giant that we underweighted. Central European Media Enterprises, a Bermuda-listed broadcaster, also hurt performance. Some of the above stocks were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.33%
Actual		$ 1,000.00	$ 1,094.20	$ 7.02
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.52%
Actual		$ 1,000.00	$ 1,093.90	$ 8.02
HypotheticalA		$ 1,000.00	$ 1,017.54	$ 7.73
Class B	2.09%
Actual		$ 1,000.00	$ 1,090.10	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 1,090.30	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,097.00	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	3.2	2.0
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	2.2	1.3
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.2	2.4
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.8	1.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.2
	10.9
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.4	19.5
Financials	22.7	25.6
Materials	9.4	9.5
Industrials	9.0	10.2
Information Technology	8.9	9.9
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	17.4	20.0
Japan	15.0	19.9
France	11.2	9.9
Germany	9.9	7.0
Switzerland	6.1	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 99.6%	Stocks 98.7%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
Australia - 2.8%
AMP Ltd.	359,117	$ 1,879
Aristocrat Leisure Ltd.	1,361,699	4,682
Australia & New Zealand Banking Group Ltd.	138,019	3,355
BHP Billiton Ltd.	211,768	8,751
Navitas Ltd.	635,200	2,383
Newcrest Mining Ltd.	167,129	6,543
Westfield Group unit	380,879	4,619
TOTAL AUSTRALIA		32,212
Austria - 0.5%
Wienerberger AG (a)	352,040	5,927
Bailiwick of Jersey - 0.7%
WPP PLC	670,816	7,795
Belgium - 1.5%
Ageas	707,600	2,175
Anheuser-Busch InBev SA NV	204,143	12,792
Hamon & Compagnie International SA	60,300	2,182
TOTAL BELGIUM		17,149
Bermuda - 1.1%
GOME Electrical Appliances Holdings Ltd. (a)	11,545,000	3,887
Huabao International Holdings Ltd.	1,892,000	2,851
Signet Jewelers Ltd. (a)	179,100	6,301
TOTAL BERMUDA		13,039
Brazil - 0.0%
Drogasil SA	15,900	402
Canada - 0.9%
Barrick Gold Corp.	52,100	2,509
Suncor Energy, Inc.	179,100	5,739
Yamana Gold, Inc.	205,600	2,262
TOTAL CANADA		10,510
Cayman Islands - 5.8%
Ajisen (China) Holdings Ltd.	3,332,000	5,992
Bosideng International Holdings Ltd.	18,848,000	9,532
China Dongxiang Group Co. Ltd.	3,317,000	1,857
China High Speed Transmission Equipment Group Co. Ltd.	1,283,000	2,622
China Shanshui Cement Group Ltd.	3,898,000	2,776
CNinsure, Inc. ADR (d)	106,000	2,724
Ctrip.com International Ltd. sponsored ADR (a)	71,500	3,723
Daphne International Holdings Ltd.	3,902,000	4,359
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Evergreen International Holdings Ltd. (a)	60,000	$ 36
Hengdeli Holdings Ltd. (d)	21,266,000	11,797
Little Sheep Group Ltd.	3,710,000	2,417
Natural Beauty Bio-Technology Ltd.	6,200,000	1,840
Peak Sport Products Co. Ltd. (d)	5,943,000	4,738
Shenguan Holdings Group Ltd.	2,864,000	3,732
Silver Base Group Holdings Ltd.	11,757,000	8,585
TOTAL CAYMAN ISLANDS		66,730
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	111,100	12,222
Tencent Holdings Ltd.	109,700	2,512
TOTAL CHINA		14,734
Denmark - 2.9%
Carlsberg AS Series B	62,100	6,790
Danske Bank AS (a)	61,600	1,638
Novo Nordisk AS:
Series B	19,863	2,085
Series B sponsored ADR	175,200	18,361
Pandora A/S	16,700	810
William Demant Holding AS (a)	44,800	3,358
TOTAL DENMARK		33,042
France - 11.2%
Alstom SA	90,185	4,550
Atos Origin SA (a)	53,518	2,474
AXA SA	144,258	2,626
AXA SA sponsored ADR	101,800	1,856
BNP Paribas SA	156,322	11,430
Carrefour SA	63,941	3,450
Compagnie Generale de Geophysique SA (a)	204,200	4,769
Credit Agricole SA	216,900	3,554
Danone	95,722	6,057
Iliad Group SA	18,000	2,026
Ingenico SA	103,555	3,124
Ipsos SA	58,500	2,813
Laurent-Perrier Group	21,000	2,367
LVMH Moet Hennessy - Louis Vuitton	235,548	36,908
Sanofi-Aventis	32,879	2,303
Sanofi-Aventis sponsored ADR	339,100	11,906
Schneider Electric SA	69,287	9,834
Societe Generale Series A	123,224	7,377
Common Stocks - continued
	Shares	Value (000s)
France - continued
Total SA	110,788	$ 6,029
Vallourec SA (d)	35,330	3,666
TOTAL FRANCE		129,119
Germany - 7.7%
Allianz AG	43,050	5,394
BASF AG	65,800	4,787
Bayerische Motoren Werke AG (BMW)	203,463	14,583
Deutsche Bank AG	53,600	3,089
Deutsche Boerse AG	78,369	5,513
Deutsche Lufthansa AG (a)	159,900	3,421
Deutsche Post AG	183,500	3,421
Deutsche Postbank AG (a)	41,400	1,441
Fresenius Medical Care AG & Co. KGaA	175,200	11,158
Hugo Boss AG	46,900	2,663
Kabel Deutschland Holding AG	71,700	3,228
Linde AG	45,093	6,491
MAN SE	46,471	5,108
Munich Re Group	13,555	2,119
Puma AG	11,423	3,797
SAP AG	103,500	5,396
SAP AG sponsored ADR (d)	97,700	5,054
Tom Tailor Holding AG	72,700	1,543
TOTAL GERMANY		88,206
Greece - 0.2%
Folli Follie SA	89,300	2,174
Hong Kong - 2.8%
Cathay Pacific Airways Ltd.	1,767,000	4,753
China Unicom (Hong Kong) Ltd. sponsored ADR	242,000	3,388
Emperor Watch & Jewellery Ltd. (d)	24,650,000	3,530
Hang Seng Bank Ltd.	77,200	1,129
Henderson Land Development Co. Ltd.	510,334	3,624
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	88,600	34
Hong Kong Exchanges and Clearing Ltd.	229,200	5,045
I.T Ltd. (d)	3,754,000	3,167
Television Broadcasts Ltd.	643,000	3,426
Wharf Holdings Ltd.	645,000	4,236
TOTAL HONG KONG		32,332
Common Stocks - continued
	Shares	Value (000s)
Ireland - 1.1%
CRH PLC	397,098	$ 6,857
Kingspan Group PLC (United Kingdom)	671,700	5,585
TOTAL IRELAND		12,442
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	41,800	2,169
Italy - 3.4%
Bulgari SpA	489,300	5,239
Intesa Sanpaolo SpA	2,192,336	7,710
Saipem SpA	370,543	16,463
Tod's SpA	27,600	2,676
UniCredit SpA	1,782,294	4,645
Unione di Banche Italiane SCpA	174,755	1,844
TOTAL ITALY		38,577
Japan - 15.0%
Aozora Bank Ltd.	1,265,000	2,122
Canon, Inc.	139,300	6,412
Canon, Inc. sponsored ADR	78,700	3,620
eAccess Ltd.	2,580	1,882
Fanuc Ltd.	40,700	5,892
Fuji Media Holdings, Inc.	775	1,027
Hoya Corp.	51,100	1,195
Japan Retail Fund Investment Corp.	1,514	2,365
Japan Tobacco, Inc.	525	1,631
JFE Holdings, Inc.	72,700	2,267
JSR Corp.	81,000	1,402
Keyence Corp.	15,900	3,942
Mazda Motor Corp.	3,185,000	8,095
Mitsubishi Corp.	145,600	3,497
Mitsubishi Electric Corp.	624,000	5,848
Mitsubishi Estate Co. Ltd.	140,000	2,453
Mitsubishi UFJ Financial Group, Inc.	1,618,300	7,511
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	489,700	2,282
Mitsui & Co. Ltd.	399,700	6,286
Mizuho Financial Group, Inc.	1,276,800	1,852
Mizuho Financial Group, Inc. ADR (d)	353,200	1,024
MS&AD Insurance Group Holdings, Inc.	97,800	2,343
Murata Manufacturing Co. Ltd.	44,800	2,519
NKSJ Holdings, Inc.	276,000	1,897
Nomura Holdings, Inc.	393,000	2,020
NSK Ltd.	426,000	3,221
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Omron Corp.	104,500	$ 2,426
ORIX Corp.	71,420	6,515
Rakuten, Inc.	7,412	5,711
Ricoh Co. Ltd.	458,000	6,407
Shin-Etsu Chemical Co., Ltd.	68,000	3,438
Shiseido Co. Ltd.	92,900	1,940
SMC Corp.	41,400	6,328
SOFTBANK CORP.	361,100	11,597
Sony Corp.	56,600	1,912
Sony Corp. sponsored ADR	26,500	897
Sumitomo Corp.	335,300	4,245
Sumitomo Mitsui Financial Group, Inc.	219,000	6,537
Tokio Marine Holdings, Inc.	82,100	2,308
Tokyo Electron Ltd.	87,500	4,937
Toshiba Corp. (a)	825,000	4,129
Toyota Motor Corp.	259,400	9,188
Toyota Motor Corp. sponsored ADR (d)	105,700	7,486
Yahoo! Japan Corp.	6,187	2,160
TOTAL JAPAN		172,766
Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	6,717	4,450
Luxembourg - 0.3%
ArcelorMittal SA Class A unit (d)	104,100	3,371
Netherlands - 1.6%
AEGON NV (a)	212,400	1,346
ASML Holding NV	90,000	2,987
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	398,910	4,267
sponsored ADR (a)	118,800	1,281
Koninklijke Philips Electronics NV	183,406	5,593
Koninklijke Philips Electronics NV unit	81,700	2,488
TOTAL NETHERLANDS		17,962
Norway - 1.2%
Aker Solutions ASA	304,600	4,637
DnB NOR ASA	287,800	3,949
Sevan Marine ASA (a)	301,000	406
StatoilHydro ASA sponsored ADR (d)	228,500	4,988
TOTAL NORWAY		13,980
Common Stocks - continued
	Shares	Value (000s)
Singapore - 0.1%
United Overseas Bank Ltd.	122,234	$ 1,760
South Africa - 2.2%
Aspen Pharmacare Holdings Ltd.	425,600	5,681
Clicks Group Ltd.	1,771,835	11,559
Mr Price Group Ltd.	919,900	8,360
TOTAL SOUTH AFRICA		25,600
Spain - 3.3%
Antena 3 Television SA (d)	374,000	3,820
Banco Bilbao Vizcaya Argentaria SA	468,629	6,172
Banco Santander SA	974,660	12,507
Banco Santander SA sponsored ADR	89,800	1,150
EDP Renovaveis SA (a)	451,605	2,620
Inditex SA (d)	23,365	1,951
NH Hoteles SA (a)(d)	573,700	3,006
Telefonica SA	229,682	6,205
TOTAL SPAIN		37,431
Sweden - 1.7%
Elekta AB (B Shares)	295,900	11,195
H&M Hennes & Mauritz AB (B Shares)	114,140	4,021
Svenska Handelsbanken AB (A Shares)	63,500	2,076
Swedbank AB (A Shares) (a)	125,912	1,757
TOTAL SWEDEN		19,049
Switzerland - 6.1%
Compagnie Financiere Richemont SA Series A	342,144	17,059
Credit Suisse Group	50,181	2,077
Credit Suisse Group sponsored ADR	92,500	3,839
Julius Baer Group Ltd.	128,460	5,421
Kuehne & Nagel International AG	24,000	2,967
Swiss Reinsurance Co.	28,450	1,367
The Swatch Group AG (Bearer)	67,570	25,817
UBS AG (a)	195,078	3,313
UBS AG (NY Shares) (a)	313,277	5,332
Zurich Financial Services AG	9,723	2,380
TOTAL SWITZERLAND		69,572
Taiwan - 1.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	394,424	1,495
Common Stocks - continued
	Shares	Value (000s)
Taiwan - continued
HTC Corp.	469,400	$ 10,598
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	231,485	2,526
TOTAL TAIWAN		14,619
Turkey - 0.8%
Boyner Buyuk Magazacilik AS (a)	1,418,000	3,302
Dogus Otomotiv Servis ve Ticaret AS (a)	321,000	2,417
Turkcell Iletisim Hizmet AS sponsored ADR	190,600	3,417
TOTAL TURKEY		9,136
United Kingdom - 17.4%
Anglo American PLC:
ADR	195,246	4,539
(United Kingdom)	177,859	8,287
Aviva PLC	334,000	2,130
Barclays PLC	1,270,156	5,581
Barclays PLC Sponsored ADR	343,200	6,057
BG Group PLC	344,048	6,700
BHP Billiton PLC	495,034	17,534
BP PLC sponsored ADR	246,800	10,077
Burberry Group PLC	283,100	4,622
Centrica PLC	898,550	4,782
Dunelm Group PLC	190,100	1,467
Great Portland Estates PLC	573,900	3,177
Hays PLC	1,126,800	1,995
Hikma Pharmaceuticals PLC	142,400	1,793
HSBC Holdings PLC:
(United Kingdom)	116,944	1,217
sponsored ADR	463,533	24,155
Imperial Tobacco Group PLC	201,757	6,462
InterContinental Hotel Group PLC	325,695	6,289
Intertek Group PLC	116,200	3,453
ITV PLC (a)	4,242,800	4,639
Johnson Matthey PLC	133,254	4,086
Legal & General Group PLC	813,369	1,308
Lloyds Banking Group PLC (a)	3,032,699	3,333
Lloyds Banking Group PLC sponsored ADR	381,800	1,672
M&C Saatchi	773,305	1,450
Man Group PLC	825,945	3,451
Prudential PLC	467,573	4,728
Rio Tinto PLC	141,832	9,211
Rio Tinto PLC sponsored ADR	95,900	6,245
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Royal Bank of Scotland Group PLC (a)	1,162,200	$ 831
Royal Dutch Shell PLC:
Class A (United Kingdom)	92,200	2,993
Class B	113,022	3,616
Schroders PLC	212,800	5,383
Standard Chartered PLC (United Kingdom)	161,560	4,673
Sthree PLC	190,600	895
SuperGroup PLC	201,800	3,653
Vodafone Group PLC	2,846,069	7,779
Vodafone Group PLC sponsored ADR	179,700	4,944
Xstrata PLC	237,400	4,600
TOTAL UNITED KINGDOM		199,807
United States of America - 1.9%
Apple, Inc. (a)	12,300	3,701
Deckers Outdoor Corp. (a)	116,300	6,757
Google, Inc. Class A (a)	9,500	5,823
Philip Morris International, Inc.	51,900	3,036
Scientific Games Corp. Class A (a)	296,800	2,345
TOTAL UNITED STATES OF AMERICA		21,662
TOTAL COMMON STOCKS (Cost $948,466)		1,117,724
Nonconvertible Preferred Stocks - 2.2%

Germany - 2.2%
Hugo Boss AG (non-vtg.)	109,800	7,273
ProSiebenSat.1 Media AG	85,100	2,249
Volkswagen AG	106,200	15,959
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $16,684)		25,481
Money Market Funds - 3.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.23% (b)	4,721,668	$ 4,722
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	30,544,560	30,545
TOTAL MONEY MARKET FUNDS (Cost $35,267)		35,267
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $1,000,417)		1,178,472
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(30,854)
NET ASSETS - 100%		$ 1,147,618
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 18
Fidelity Securities Lending Cash Central Fund	850
Total	$ 868
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 199,807	$ 137,558	$ 62,249	$ -
Japan	172,766	54,640	118,126	-
France	129,119	116,018	13,101	-
Germany	113,687	94,044	19,643	-
Switzerland	69,572	64,182	5,390	-
Cayman Islands	66,730	66,694	36	-
Italy	38,577	38,577	-	-
Spain	37,431	12,547	24,884	-
Denmark	33,042	30,957	2,085	-
Other	282,474	247,865	34,609	-
Money Market Funds	35,267	35,267	-	-
Total Investments in Securities:	$ 1,178,472	$ 898,349	$ 280,123	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $241,539,000 of which $14,313,000 and $227,226,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $29,509) - See accompanying schedule: Unaffiliated issuers (cost $965,150)	$ 1,143,205
Fidelity Central Funds (cost $35,267)	35,267
Total Investments (cost $1,000,417)		$ 1,178,472
Foreign currency held at value (cost $103)		102
Receivable for investments sold		2,292
Receivable for fund shares sold		1,096
Dividends receivable		2,731
Distributions receivable from Fidelity Central Funds		37
Other receivables		196
Total assets		1,184,926

Liabilities
Payable for investments purchased	$ 3,982
Payable for fund shares redeemed	1,547
Accrued management fee	696
Distribution and service plan fees payable	192
Other affiliated payables	254
Other payables and accrued expenses	92
Collateral on securities loaned, at value	30,545
Total liabilities		37,308

Net Assets		$ 1,147,618
Net Assets consist of:
Paid in capital		$ 1,213,935
Undistributed net investment income		12,989
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(257,468)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		178,162
Net Assets		$ 1,147,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,046 ÷ 3,941.1 shares)	$ 17.77

Maximum offering price per share (100/94.25 of $17.77)	$ 18.85
Class T: Net Asset Value and redemption price per share ($370,770 ÷ 20,399.7 shares)	$ 18.18

Maximum offering price per share (100/96.50 of $18.18)	$ 18.84
Class B: Net Asset Value and offering price per share ($6,817 ÷ 396.8 shares)A	$ 17.18

Class C: Net Asset Value and offering price per share ($22,376 ÷ 1,286.5 shares)A	$ 17.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($677,609 ÷ 37,444.9 shares)	$ 18.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 29,863
Income from Fidelity Central Funds		868
Income before foreign taxes withheld		30,731
Less foreign taxes withheld		(2,365)
Total income		28,366

Expenses
Management fee Basic fee	$ 8,497
Performance adjustment	71
Transfer agent fees	2,710
Distribution and service plan fees	2,242
Accounting and security lending fees	560
Custodian fees and expenses	207
Independent trustees' compensation	7
Registration fees	69
Audit	79
Legal	7
Interest	1
Miscellaneous	17
Total expenses before reductions	14,467
Expense reductions	(299)	14,168
Net investment income (loss)		14,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	74,134
Foreign currency transactions	(400)
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		73,737
Change in net unrealized appreciation (depreciation) on: Investment securities	72,011
Assets and liabilities in foreign currencies	66
Total change in net unrealized appreciation (depreciation)		72,077
Net gain (loss)		145,814
Net increase (decrease) in net assets resulting from operations		$ 160,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,198	$ 18,837
Net realized gain (loss)	73,737	(232,788)
Change in net unrealized appreciation (depreciation)	72,077	399,538
Net increase (decrease) in net assets resulting from operations	160,012	185,587
Distributions to shareholders from net investment income	(17,905)	(18,118)
Distributions to shareholders from net realized gain	(2,268)	-
Total distributions	(20,173)	(18,118)
Share transactions - net increase (decrease)	(188,997)	28,251
Redemption fees	22	29
Total increase (decrease) in net assets	(49,136)	195,749

Net Assets
Beginning of period	1,196,754	1,001,005
End of period (including undistributed net investment income of $12,989 and undistributed net investment income of $16,696, respectively)	$ 1,147,618	$ 1,196,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.68	$ 13.56	$ 26.85	$ 21.67	$ 18.36
Income from Investment Operations
Net investment income (loss) C	.17	.24	.38	.31	.27
Net realized and unrealized gain (loss)	2.16	2.12	(11.56)	6.16	3.53
Total from investment operations	2.33	2.36	(11.18)	6.47	3.80
Distributions from net investment income	(.21)	(.24)	(.33)	(.23)	(.19)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.24)	(.24)	(2.11)	(1.29)	(.49)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.77	$ 15.68	$ 13.56	$ 26.85	$ 21.67
Total Return A, B	14.99%	17.97%	(45.08)%	31.44%	21.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.36%	1.36%	1.35%	1.17%	1.24%
Expenses net of fee waivers, if any	1.36%	1.36%	1.35%	1.17%	1.24%
Expenses net of all reductions	1.33%	1.33%	1.32%	1.13%	1.17%
Net investment income (loss)	1.04%	1.79%	1.83%	1.34%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 72	$ 73	$ 147	$ 113
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.03	$ 13.84	$ 27.35	$ 22.05	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.14	.22	.36	.28	.24
Net realized and unrealized gain (loss)	2.23	2.17	(11.82)	6.27	3.59
Total from investment operations	2.37	2.39	(11.46)	6.55	3.83
Distributions from net investment income	(.19)	(.20)	(.27)	(.19)	(.12)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.22)	(.20)	(2.05)	(1.25)	(.42)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.18	$ 16.03	$ 13.84	$ 27.35	$ 22.05
Total Return A, B	14.88%	17.70%	(45.18)%	31.24%	20.92%
Ratios to Average Net Assets D, F
Expenses before reductions	1.53%	1.57%	1.51%	1.33%	1.39%
Expenses net of fee waivers, if any	1.53%	1.57%	1.51%	1.33%	1.39%
Expenses net of all reductions	1.50%	1.54%	1.48%	1.30%	1.33%
Net investment income (loss)	.86%	1.58%	1.67%	1.17%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$ 371	$ 367	$ 345	$ 710	$ 602
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.16	$ 13.02	$ 25.79	$ 20.81	$ 17.63
Income from Investment Operations
Net investment income (loss) C	.04	.13	.22	.12	.10
Net realized and unrealized gain (loss)	2.10	2.08	(11.14)	5.94	3.40
Total from investment operations	2.14	2.21	(10.92)	6.06	3.50
Distributions from net investment income	(.09)	(.07)	(.07)	(.02)	(.02)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.12)	(.07)	(1.85)	(1.08)	(.32)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.18	$ 15.16	$ 13.02	$ 25.79	$ 20.81
Total Return A, B	14.15%	17.09%	(45.50)%	30.45%	20.12%
Ratios to Average Net Assets D, F
Expenses before reductions	2.11%	2.12%	2.10%	1.94%	2.05%
Expenses net of fee waivers, if any	2.11%	2.12%	2.10%	1.94%	2.05%
Expenses net of all reductions	2.09%	2.08%	2.08%	1.91%	1.99%
Net investment income (loss)	.28%	1.04%	1.07%	.56%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 27	$ 37
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 13.22	$ 26.22	$ 21.19	$ 17.95
Income from Investment Operations
Net investment income (loss) C	.05	.14	.22	.14	.11
Net realized and unrealized gain (loss)	2.12	2.09	(11.31)	6.02	3.47
Total from investment operations	2.17	2.23	(11.09)	6.16	3.58
Distributions from net investment income	(.11)	(.09)	(.13)	(.07)	(.04)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.14)	(.09)	(1.91)	(1.13)	(.34)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.39	$ 15.36	$ 13.22	$ 26.22	$ 21.19
Total Return A, B	14.17%	17.06%	(45.50)%	30.48%	20.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.09%	1.91%	1.98%
Expenses net of fee waivers, if any	2.10%	2.11%	2.09%	1.91%	1.98%
Expenses net of all reductions	2.08%	2.08%	2.07%	1.87%	1.92%
Net investment income (loss)	.29%	1.05%	1.08%	.60%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 23	$ 22	$ 46	$ 41
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.95	$ 13.83	$ 27.35	$ 22.06	$ 18.64
Income from Investment Operations
Net investment income (loss) B	.22	.29	.45	.40	.35
Net realized and unrealized gain (loss)	2.23	2.14	(11.78)	6.26	3.58
Total from investment operations	2.45	2.43	(11.33)	6.66	3.93
Distributions from net investment income	(.27)	(.31)	(.41)	(.31)	(.21)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.30)	(.31)	(2.19)	(1.37)	(.51)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 15.95	$ 13.83	$ 27.35	$ 22.06
Total Return A	15.49%	18.32%	(44.92)%	31.88%	21.55%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	1.06%	1.01%	.84%	.87%
Expenses net of fee waivers, if any	1.01%	1.06%	1.01%	.84%	.87%
Expenses net of all reductions	.98%	1.02%	.98%	.81%	.81%
Net investment income (loss)	1.39%	2.10%	2.17%	1.66%	1.67%
Supplemental Data
Net assets, end of period (in millions)	$ 678	$ 727	$ 551	$ 609	$ 354
Portfolio turnover rate D	53%	83%	79%	66%	65%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant

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3. Significant Accounting Policies - continued

Security Valuation - continued

transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 244,454
Gross unrealized depreciation	(84,904)
Net unrealized appreciation (depreciation)	$ 159,550

Tax Cost	$ 1,018,922

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,566
Capital loss carryforward	$ (241,539)
Net unrealized appreciation (depreciation)	$ 159,658

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 20,173	$ 18,118

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $622,100 and $817,350, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 169	$ 10
Class T	.25%	.25%	1,782	21
Class B	.75%	.25%	72	54
Class C	.75%	.25%	219	12
			$ 2,242	$ 97

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	5
Class B*	9
Class C*	-**
$ 21

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

** Amount represents less than $500.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 211.31
Class T	834.23
Class B	23.32
Class C	68.31
Institutional Class	1,574.21
	$ 2,710

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to three hundred thirty-six dollars. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 3,309.46%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM. Total security lending income during the period amounted to $850.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,478. The weighted average interest rate was .66%. The interest expense amounted to four hundred eleven dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $299 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 950	$ 1,238
Class T	4,334	4,849
Class B	45	48
Class C	160	144
Institutional Class	12,416	11,839
Total	$ 17,905	$ 18,118
From net realized gain
Class A	$ 134	$ -
Class T	684	-
Class B	15	-
Class C	44	-
Institutional Class	1,391	-
Total	$ 2,268	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	475	855	$ 7,655	$ 11,113
Reinvestment of distributions	61	87	1,012	1,028
Shares redeemed	(1,167)	(1,729)	(18,467)	(22,509)
Net increase (decrease)	(631)	(787)	$ (9,800)	$ (10,368)
Class T
Shares sold	4,009	5,593	$ 65,721	$ 75,113
Reinvestment of distributions	288	387	4,889	4,696
Shares redeemed	(6,821)	(8,015)	(111,516)	(106,238)
Net increase (decrease)	(2,524)	(2,035)	$ (40,906)	$ (26,429)

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class B
Shares sold	48	92	$ 740	$ 1,164
Reinvestment of distributions	3	4	54	43
Shares redeemed	(174)	(341)	(2,691)	(4,276)
Net increase (decrease)	(123)	(245)	$ (1,897)	$ (3,069)
Class C
Shares sold	120	330	$ 1,913	$ 4,291
Reinvestment of distributions	11	10	176	119
Shares redeemed	(337)	(515)	(5,265)	(6,428)
Net increase (decrease)	(206)	(175)	$ (3,176)	$ (2,018)
Institutional Class
Shares sold	12,645	12,044	$ 202,633	$ 158,122
Reinvestment of distributions	818	979	13,738	11,749
Shares redeemed	(21,576)	(7,282)	(349,589)	(99,736)
Net increase (decrease)	(8,113)	5,741	$ (133,218)	$ 70,135

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

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Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-

present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$.210	$.045
Class T	12/06/10	12/03/10	$.173	$.045
Class B	12/06/10	12/03/10	$.079	$.045
Class C	12/06/10	12/03/10	$.070	$.045

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$.200	$.0190
Class T	12/07/09	$.182	$.0190
Class B	12/07/09	$.104	$.0190
Class C	12/07/09	$.120	$.0190

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OS-UANN-1210
1.784767.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Overseas

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	15.49%	3.83%	2.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Overseas Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, each returning 24%. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Graeme Rockett, Portfolio Manager of Fidelity AdvisorSM Overseas Fund: For the 12 months ending October 31, 2010, the fund's Institutional Class shares returned 15.49%, outperforming the MSCI EAFE® Index, which rose 8.49%. Stock picking was especially effective in consumer discretionary, where an overweighting also helped, and in information technology, health care and consumer staples. However, underweightings in consumer staples and telecommunication services detracted. Contributing stocks included luxury goods companies, such as France's LVMH (leather goods, champagne) and Switzerland's Swatch Group (watches). Four out-of-benchmark investments also helped: Baidu, the dominant Internet search provider in China; Clicks Group, a South African health and beauty retailer; Bosideng International Holding, a Chinese clothing company; and Elekta, a Swedish medical equipment firm. Detractors included Scientific Games, a U.S. gaming company; Ireland-based CRH, a supplier of building materials; and Nestle, a Swiss food giant that we underweighted. Central European Media Enterprises, a Bermuda-listed broadcaster, also hurt performance. Some of the above stocks were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.33%
Actual		$ 1,000.00	$ 1,094.20	$ 7.02
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.52%
Actual		$ 1,000.00	$ 1,093.90	$ 8.02
HypotheticalA		$ 1,000.00	$ 1,017.54	$ 7.73
Class B	2.09%
Actual		$ 1,000.00	$ 1,090.10	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 1,090.30	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,097.00	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	3.2	2.0
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	2.2	1.3
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.2	2.4
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.8	1.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.2
	10.9
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.4	19.5
Financials	22.7	25.6
Materials	9.4	9.5
Industrials	9.0	10.2
Information Technology	8.9	9.9
Top Five Countries as of October 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	17.4	20.0
Japan	15.0	19.9
France	11.2	9.9
Germany	9.9	7.0
Switzerland	6.1	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2010	As of April 30, 2010
Stocks 99.6%	Stocks 98.7%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
Australia - 2.8%
AMP Ltd.	359,117	$ 1,879
Aristocrat Leisure Ltd.	1,361,699	4,682
Australia & New Zealand Banking Group Ltd.	138,019	3,355
BHP Billiton Ltd.	211,768	8,751
Navitas Ltd.	635,200	2,383
Newcrest Mining Ltd.	167,129	6,543
Westfield Group unit	380,879	4,619
TOTAL AUSTRALIA		32,212
Austria - 0.5%
Wienerberger AG (a)	352,040	5,927
Bailiwick of Jersey - 0.7%
WPP PLC	670,816	7,795
Belgium - 1.5%
Ageas	707,600	2,175
Anheuser-Busch InBev SA NV	204,143	12,792
Hamon & Compagnie International SA	60,300	2,182
TOTAL BELGIUM		17,149
Bermuda - 1.1%
GOME Electrical Appliances Holdings Ltd. (a)	11,545,000	3,887
Huabao International Holdings Ltd.	1,892,000	2,851
Signet Jewelers Ltd. (a)	179,100	6,301
TOTAL BERMUDA		13,039
Brazil - 0.0%
Drogasil SA	15,900	402
Canada - 0.9%
Barrick Gold Corp.	52,100	2,509
Suncor Energy, Inc.	179,100	5,739
Yamana Gold, Inc.	205,600	2,262
TOTAL CANADA		10,510
Cayman Islands - 5.8%
Ajisen (China) Holdings Ltd.	3,332,000	5,992
Bosideng International Holdings Ltd.	18,848,000	9,532
China Dongxiang Group Co. Ltd.	3,317,000	1,857
China High Speed Transmission Equipment Group Co. Ltd.	1,283,000	2,622
China Shanshui Cement Group Ltd.	3,898,000	2,776
CNinsure, Inc. ADR (d)	106,000	2,724
Ctrip.com International Ltd. sponsored ADR (a)	71,500	3,723
Daphne International Holdings Ltd.	3,902,000	4,359
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Evergreen International Holdings Ltd. (a)	60,000	$ 36
Hengdeli Holdings Ltd. (d)	21,266,000	11,797
Little Sheep Group Ltd.	3,710,000	2,417
Natural Beauty Bio-Technology Ltd.	6,200,000	1,840
Peak Sport Products Co. Ltd. (d)	5,943,000	4,738
Shenguan Holdings Group Ltd.	2,864,000	3,732
Silver Base Group Holdings Ltd.	11,757,000	8,585
TOTAL CAYMAN ISLANDS		66,730
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	111,100	12,222
Tencent Holdings Ltd.	109,700	2,512
TOTAL CHINA		14,734
Denmark - 2.9%
Carlsberg AS Series B	62,100	6,790
Danske Bank AS (a)	61,600	1,638
Novo Nordisk AS:
Series B	19,863	2,085
Series B sponsored ADR	175,200	18,361
Pandora A/S	16,700	810
William Demant Holding AS (a)	44,800	3,358
TOTAL DENMARK		33,042
France - 11.2%
Alstom SA	90,185	4,550
Atos Origin SA (a)	53,518	2,474
AXA SA	144,258	2,626
AXA SA sponsored ADR	101,800	1,856
BNP Paribas SA	156,322	11,430
Carrefour SA	63,941	3,450
Compagnie Generale de Geophysique SA (a)	204,200	4,769
Credit Agricole SA	216,900	3,554
Danone	95,722	6,057
Iliad Group SA	18,000	2,026
Ingenico SA	103,555	3,124
Ipsos SA	58,500	2,813
Laurent-Perrier Group	21,000	2,367
LVMH Moet Hennessy - Louis Vuitton	235,548	36,908
Sanofi-Aventis	32,879	2,303
Sanofi-Aventis sponsored ADR	339,100	11,906
Schneider Electric SA	69,287	9,834
Societe Generale Series A	123,224	7,377
Common Stocks - continued
	Shares	Value (000s)
France - continued
Total SA	110,788	$ 6,029
Vallourec SA (d)	35,330	3,666
TOTAL FRANCE		129,119
Germany - 7.7%
Allianz AG	43,050	5,394
BASF AG	65,800	4,787
Bayerische Motoren Werke AG (BMW)	203,463	14,583
Deutsche Bank AG	53,600	3,089
Deutsche Boerse AG	78,369	5,513
Deutsche Lufthansa AG (a)	159,900	3,421
Deutsche Post AG	183,500	3,421
Deutsche Postbank AG (a)	41,400	1,441
Fresenius Medical Care AG & Co. KGaA	175,200	11,158
Hugo Boss AG	46,900	2,663
Kabel Deutschland Holding AG	71,700	3,228
Linde AG	45,093	6,491
MAN SE	46,471	5,108
Munich Re Group	13,555	2,119
Puma AG	11,423	3,797
SAP AG	103,500	5,396
SAP AG sponsored ADR (d)	97,700	5,054
Tom Tailor Holding AG	72,700	1,543
TOTAL GERMANY		88,206
Greece - 0.2%
Folli Follie SA	89,300	2,174
Hong Kong - 2.8%
Cathay Pacific Airways Ltd.	1,767,000	4,753
China Unicom (Hong Kong) Ltd. sponsored ADR	242,000	3,388
Emperor Watch & Jewellery Ltd. (d)	24,650,000	3,530
Hang Seng Bank Ltd.	77,200	1,129
Henderson Land Development Co. Ltd.	510,334	3,624
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	88,600	34
Hong Kong Exchanges and Clearing Ltd.	229,200	5,045
I.T Ltd. (d)	3,754,000	3,167
Television Broadcasts Ltd.	643,000	3,426
Wharf Holdings Ltd.	645,000	4,236
TOTAL HONG KONG		32,332
Common Stocks - continued
	Shares	Value (000s)
Ireland - 1.1%
CRH PLC	397,098	$ 6,857
Kingspan Group PLC (United Kingdom)	671,700	5,585
TOTAL IRELAND		12,442
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	41,800	2,169
Italy - 3.4%
Bulgari SpA	489,300	5,239
Intesa Sanpaolo SpA	2,192,336	7,710
Saipem SpA	370,543	16,463
Tod's SpA	27,600	2,676
UniCredit SpA	1,782,294	4,645
Unione di Banche Italiane SCpA	174,755	1,844
TOTAL ITALY		38,577
Japan - 15.0%
Aozora Bank Ltd.	1,265,000	2,122
Canon, Inc.	139,300	6,412
Canon, Inc. sponsored ADR	78,700	3,620
eAccess Ltd.	2,580	1,882
Fanuc Ltd.	40,700	5,892
Fuji Media Holdings, Inc.	775	1,027
Hoya Corp.	51,100	1,195
Japan Retail Fund Investment Corp.	1,514	2,365
Japan Tobacco, Inc.	525	1,631
JFE Holdings, Inc.	72,700	2,267
JSR Corp.	81,000	1,402
Keyence Corp.	15,900	3,942
Mazda Motor Corp.	3,185,000	8,095
Mitsubishi Corp.	145,600	3,497
Mitsubishi Electric Corp.	624,000	5,848
Mitsubishi Estate Co. Ltd.	140,000	2,453
Mitsubishi UFJ Financial Group, Inc.	1,618,300	7,511
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	489,700	2,282
Mitsui & Co. Ltd.	399,700	6,286
Mizuho Financial Group, Inc.	1,276,800	1,852
Mizuho Financial Group, Inc. ADR (d)	353,200	1,024
MS&AD Insurance Group Holdings, Inc.	97,800	2,343
Murata Manufacturing Co. Ltd.	44,800	2,519
NKSJ Holdings, Inc.	276,000	1,897
Nomura Holdings, Inc.	393,000	2,020
NSK Ltd.	426,000	3,221
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Omron Corp.	104,500	$ 2,426
ORIX Corp.	71,420	6,515
Rakuten, Inc.	7,412	5,711
Ricoh Co. Ltd.	458,000	6,407
Shin-Etsu Chemical Co., Ltd.	68,000	3,438
Shiseido Co. Ltd.	92,900	1,940
SMC Corp.	41,400	6,328
SOFTBANK CORP.	361,100	11,597
Sony Corp.	56,600	1,912
Sony Corp. sponsored ADR	26,500	897
Sumitomo Corp.	335,300	4,245
Sumitomo Mitsui Financial Group, Inc.	219,000	6,537
Tokio Marine Holdings, Inc.	82,100	2,308
Tokyo Electron Ltd.	87,500	4,937
Toshiba Corp. (a)	825,000	4,129
Toyota Motor Corp.	259,400	9,188
Toyota Motor Corp. sponsored ADR (d)	105,700	7,486
Yahoo! Japan Corp.	6,187	2,160
TOTAL JAPAN		172,766
Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	6,717	4,450
Luxembourg - 0.3%
ArcelorMittal SA Class A unit (d)	104,100	3,371
Netherlands - 1.6%
AEGON NV (a)	212,400	1,346
ASML Holding NV	90,000	2,987
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	398,910	4,267
sponsored ADR (a)	118,800	1,281
Koninklijke Philips Electronics NV	183,406	5,593
Koninklijke Philips Electronics NV unit	81,700	2,488
TOTAL NETHERLANDS		17,962
Norway - 1.2%
Aker Solutions ASA	304,600	4,637
DnB NOR ASA	287,800	3,949
Sevan Marine ASA (a)	301,000	406
StatoilHydro ASA sponsored ADR (d)	228,500	4,988
TOTAL NORWAY		13,980
Common Stocks - continued
	Shares	Value (000s)
Singapore - 0.1%
United Overseas Bank Ltd.	122,234	$ 1,760
South Africa - 2.2%
Aspen Pharmacare Holdings Ltd.	425,600	5,681
Clicks Group Ltd.	1,771,835	11,559
Mr Price Group Ltd.	919,900	8,360
TOTAL SOUTH AFRICA		25,600
Spain - 3.3%
Antena 3 Television SA (d)	374,000	3,820
Banco Bilbao Vizcaya Argentaria SA	468,629	6,172
Banco Santander SA	974,660	12,507
Banco Santander SA sponsored ADR	89,800	1,150
EDP Renovaveis SA (a)	451,605	2,620
Inditex SA (d)	23,365	1,951
NH Hoteles SA (a)(d)	573,700	3,006
Telefonica SA	229,682	6,205
TOTAL SPAIN		37,431
Sweden - 1.7%
Elekta AB (B Shares)	295,900	11,195
H&M Hennes & Mauritz AB (B Shares)	114,140	4,021
Svenska Handelsbanken AB (A Shares)	63,500	2,076
Swedbank AB (A Shares) (a)	125,912	1,757
TOTAL SWEDEN		19,049
Switzerland - 6.1%
Compagnie Financiere Richemont SA Series A	342,144	17,059
Credit Suisse Group	50,181	2,077
Credit Suisse Group sponsored ADR	92,500	3,839
Julius Baer Group Ltd.	128,460	5,421
Kuehne & Nagel International AG	24,000	2,967
Swiss Reinsurance Co.	28,450	1,367
The Swatch Group AG (Bearer)	67,570	25,817
UBS AG (a)	195,078	3,313
UBS AG (NY Shares) (a)	313,277	5,332
Zurich Financial Services AG	9,723	2,380
TOTAL SWITZERLAND		69,572
Taiwan - 1.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	394,424	1,495
Common Stocks - continued
	Shares	Value (000s)
Taiwan - continued
HTC Corp.	469,400	$ 10,598
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	231,485	2,526
TOTAL TAIWAN		14,619
Turkey - 0.8%
Boyner Buyuk Magazacilik AS (a)	1,418,000	3,302
Dogus Otomotiv Servis ve Ticaret AS (a)	321,000	2,417
Turkcell Iletisim Hizmet AS sponsored ADR	190,600	3,417
TOTAL TURKEY		9,136
United Kingdom - 17.4%
Anglo American PLC:
ADR	195,246	4,539
(United Kingdom)	177,859	8,287
Aviva PLC	334,000	2,130
Barclays PLC	1,270,156	5,581
Barclays PLC Sponsored ADR	343,200	6,057
BG Group PLC	344,048	6,700
BHP Billiton PLC	495,034	17,534
BP PLC sponsored ADR	246,800	10,077
Burberry Group PLC	283,100	4,622
Centrica PLC	898,550	4,782
Dunelm Group PLC	190,100	1,467
Great Portland Estates PLC	573,900	3,177
Hays PLC	1,126,800	1,995
Hikma Pharmaceuticals PLC	142,400	1,793
HSBC Holdings PLC:
(United Kingdom)	116,944	1,217
sponsored ADR	463,533	24,155
Imperial Tobacco Group PLC	201,757	6,462
InterContinental Hotel Group PLC	325,695	6,289
Intertek Group PLC	116,200	3,453
ITV PLC (a)	4,242,800	4,639
Johnson Matthey PLC	133,254	4,086
Legal & General Group PLC	813,369	1,308
Lloyds Banking Group PLC (a)	3,032,699	3,333
Lloyds Banking Group PLC sponsored ADR	381,800	1,672
M&C Saatchi	773,305	1,450
Man Group PLC	825,945	3,451
Prudential PLC	467,573	4,728
Rio Tinto PLC	141,832	9,211
Rio Tinto PLC sponsored ADR	95,900	6,245
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Royal Bank of Scotland Group PLC (a)	1,162,200	$ 831
Royal Dutch Shell PLC:
Class A (United Kingdom)	92,200	2,993
Class B	113,022	3,616
Schroders PLC	212,800	5,383
Standard Chartered PLC (United Kingdom)	161,560	4,673
Sthree PLC	190,600	895
SuperGroup PLC	201,800	3,653
Vodafone Group PLC	2,846,069	7,779
Vodafone Group PLC sponsored ADR	179,700	4,944
Xstrata PLC	237,400	4,600
TOTAL UNITED KINGDOM		199,807
United States of America - 1.9%
Apple, Inc. (a)	12,300	3,701
Deckers Outdoor Corp. (a)	116,300	6,757
Google, Inc. Class A (a)	9,500	5,823
Philip Morris International, Inc.	51,900	3,036
Scientific Games Corp. Class A (a)	296,800	2,345
TOTAL UNITED STATES OF AMERICA		21,662
TOTAL COMMON STOCKS (Cost $948,466)		1,117,724
Nonconvertible Preferred Stocks - 2.2%

Germany - 2.2%
Hugo Boss AG (non-vtg.)	109,800	7,273
ProSiebenSat.1 Media AG	85,100	2,249
Volkswagen AG	106,200	15,959
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $16,684)		25,481
Money Market Funds - 3.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.23% (b)	4,721,668	$ 4,722
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	30,544,560	30,545
TOTAL MONEY MARKET FUNDS (Cost $35,267)		35,267
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $1,000,417)		1,178,472
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(30,854)
NET ASSETS - 100%		$ 1,147,618
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 18
Fidelity Securities Lending Cash Central Fund	850
Total	$ 868
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 199,807	$ 137,558	$ 62,249	$ -
Japan	172,766	54,640	118,126	-
France	129,119	116,018	13,101	-
Germany	113,687	94,044	19,643	-
Switzerland	69,572	64,182	5,390	-
Cayman Islands	66,730	66,694	36	-
Italy	38,577	38,577	-	-
Spain	37,431	12,547	24,884	-
Denmark	33,042	30,957	2,085	-
Other	282,474	247,865	34,609	-
Money Market Funds	35,267	35,267	-	-
Total Investments in Securities:	$ 1,178,472	$ 898,349	$ 280,123	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $241,539,000 of which $14,313,000 and $227,226,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $29,509) - See accompanying schedule: Unaffiliated issuers (cost $965,150)	$ 1,143,205
Fidelity Central Funds (cost $35,267)	35,267
Total Investments (cost $1,000,417)		$ 1,178,472
Foreign currency held at value (cost $103)		102
Receivable for investments sold		2,292
Receivable for fund shares sold		1,096
Dividends receivable		2,731
Distributions receivable from Fidelity Central Funds		37
Other receivables		196
Total assets		1,184,926

Liabilities
Payable for investments purchased	$ 3,982
Payable for fund shares redeemed	1,547
Accrued management fee	696
Distribution and service plan fees payable	192
Other affiliated payables	254
Other payables and accrued expenses	92
Collateral on securities loaned, at value	30,545
Total liabilities		37,308

Net Assets		$ 1,147,618
Net Assets consist of:
Paid in capital		$ 1,213,935
Undistributed net investment income		12,989
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(257,468)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		178,162
Net Assets		$ 1,147,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,046 ÷ 3,941.1 shares)	$ 17.77

Maximum offering price per share (100/94.25 of $17.77)	$ 18.85
Class T: Net Asset Value and redemption price per share ($370,770 ÷ 20,399.7 shares)	$ 18.18

Maximum offering price per share (100/96.50 of $18.18)	$ 18.84
Class B: Net Asset Value and offering price per share ($6,817 ÷ 396.8 shares)A	$ 17.18

Class C: Net Asset Value and offering price per share ($22,376 ÷ 1,286.5 shares)A	$ 17.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($677,609 ÷ 37,444.9 shares)	$ 18.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 29,863
Income from Fidelity Central Funds		868
Income before foreign taxes withheld		30,731
Less foreign taxes withheld		(2,365)
Total income		28,366

Expenses
Management fee Basic fee	$ 8,497
Performance adjustment	71
Transfer agent fees	2,710
Distribution and service plan fees	2,242
Accounting and security lending fees	560
Custodian fees and expenses	207
Independent trustees' compensation	7
Registration fees	69
Audit	79
Legal	7
Interest	1
Miscellaneous	17
Total expenses before reductions	14,467
Expense reductions	(299)	14,168
Net investment income (loss)		14,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	74,134
Foreign currency transactions	(400)
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		73,737
Change in net unrealized appreciation (depreciation) on: Investment securities	72,011
Assets and liabilities in foreign currencies	66
Total change in net unrealized appreciation (depreciation)		72,077
Net gain (loss)		145,814
Net increase (decrease) in net assets resulting from operations		$ 160,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,198	$ 18,837
Net realized gain (loss)	73,737	(232,788)
Change in net unrealized appreciation (depreciation)	72,077	399,538
Net increase (decrease) in net assets resulting from operations	160,012	185,587
Distributions to shareholders from net investment income	(17,905)	(18,118)
Distributions to shareholders from net realized gain	(2,268)	-
Total distributions	(20,173)	(18,118)
Share transactions - net increase (decrease)	(188,997)	28,251
Redemption fees	22	29
Total increase (decrease) in net assets	(49,136)	195,749

Net Assets
Beginning of period	1,196,754	1,001,005
End of period (including undistributed net investment income of $12,989 and undistributed net investment income of $16,696, respectively)	$ 1,147,618	$ 1,196,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.68	$ 13.56	$ 26.85	$ 21.67	$ 18.36
Income from Investment Operations
Net investment income (loss) C	.17	.24	.38	.31	.27
Net realized and unrealized gain (loss)	2.16	2.12	(11.56)	6.16	3.53
Total from investment operations	2.33	2.36	(11.18)	6.47	3.80
Distributions from net investment income	(.21)	(.24)	(.33)	(.23)	(.19)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.24)	(.24)	(2.11)	(1.29)	(.49)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.77	$ 15.68	$ 13.56	$ 26.85	$ 21.67
Total Return A, B	14.99%	17.97%	(45.08)%	31.44%	21.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.36%	1.36%	1.35%	1.17%	1.24%
Expenses net of fee waivers, if any	1.36%	1.36%	1.35%	1.17%	1.24%
Expenses net of all reductions	1.33%	1.33%	1.32%	1.13%	1.17%
Net investment income (loss)	1.04%	1.79%	1.83%	1.34%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 72	$ 73	$ 147	$ 113
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.03	$ 13.84	$ 27.35	$ 22.05	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.14	.22	.36	.28	.24
Net realized and unrealized gain (loss)	2.23	2.17	(11.82)	6.27	3.59
Total from investment operations	2.37	2.39	(11.46)	6.55	3.83
Distributions from net investment income	(.19)	(.20)	(.27)	(.19)	(.12)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.22)	(.20)	(2.05)	(1.25)	(.42)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.18	$ 16.03	$ 13.84	$ 27.35	$ 22.05
Total Return A, B	14.88%	17.70%	(45.18)%	31.24%	20.92%
Ratios to Average Net Assets D, F
Expenses before reductions	1.53%	1.57%	1.51%	1.33%	1.39%
Expenses net of fee waivers, if any	1.53%	1.57%	1.51%	1.33%	1.39%
Expenses net of all reductions	1.50%	1.54%	1.48%	1.30%	1.33%
Net investment income (loss)	.86%	1.58%	1.67%	1.17%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$ 371	$ 367	$ 345	$ 710	$ 602
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.16	$ 13.02	$ 25.79	$ 20.81	$ 17.63
Income from Investment Operations
Net investment income (loss) C	.04	.13	.22	.12	.10
Net realized and unrealized gain (loss)	2.10	2.08	(11.14)	5.94	3.40
Total from investment operations	2.14	2.21	(10.92)	6.06	3.50
Distributions from net investment income	(.09)	(.07)	(.07)	(.02)	(.02)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.12)	(.07)	(1.85)	(1.08)	(.32)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.18	$ 15.16	$ 13.02	$ 25.79	$ 20.81
Total Return A, B	14.15%	17.09%	(45.50)%	30.45%	20.12%
Ratios to Average Net Assets D, F
Expenses before reductions	2.11%	2.12%	2.10%	1.94%	2.05%
Expenses net of fee waivers, if any	2.11%	2.12%	2.10%	1.94%	2.05%
Expenses net of all reductions	2.09%	2.08%	2.08%	1.91%	1.99%
Net investment income (loss)	.28%	1.04%	1.07%	.56%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 27	$ 37
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 13.22	$ 26.22	$ 21.19	$ 17.95
Income from Investment Operations
Net investment income (loss) C	.05	.14	.22	.14	.11
Net realized and unrealized gain (loss)	2.12	2.09	(11.31)	6.02	3.47
Total from investment operations	2.17	2.23	(11.09)	6.16	3.58
Distributions from net investment income	(.11)	(.09)	(.13)	(.07)	(.04)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.14)	(.09)	(1.91)	(1.13)	(.34)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.39	$ 15.36	$ 13.22	$ 26.22	$ 21.19
Total Return A, B	14.17%	17.06%	(45.50)%	30.48%	20.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.09%	1.91%	1.98%
Expenses net of fee waivers, if any	2.10%	2.11%	2.09%	1.91%	1.98%
Expenses net of all reductions	2.08%	2.08%	2.07%	1.87%	1.92%
Net investment income (loss)	.29%	1.05%	1.08%	.60%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 23	$ 22	$ 46	$ 41
Portfolio turnover rate E	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.95	$ 13.83	$ 27.35	$ 22.06	$ 18.64
Income from Investment Operations
Net investment income (loss) B	.22	.29	.45	.40	.35
Net realized and unrealized gain (loss)	2.23	2.14	(11.78)	6.26	3.58
Total from investment operations	2.45	2.43	(11.33)	6.66	3.93
Distributions from net investment income	(.27)	(.31)	(.41)	(.31)	(.21)
Distributions from net realized gain	(.03)	-	(1.78)	(1.06)	(.30)
Total distributions	(.30)	(.31)	(2.19)	(1.37)	(.51)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 15.95	$ 13.83	$ 27.35	$ 22.06
Total Return A	15.49%	18.32%	(44.92)%	31.88%	21.55%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	1.06%	1.01%	.84%	.87%
Expenses net of fee waivers, if any	1.01%	1.06%	1.01%	.84%	.87%
Expenses net of all reductions	.98%	1.02%	.98%	.81%	.81%
Net investment income (loss)	1.39%	2.10%	2.17%	1.66%	1.67%
Supplemental Data
Net assets, end of period (in millions)	$ 678	$ 727	$ 551	$ 609	$ 354
Portfolio turnover rate D	53%	83%	79%	66%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 244,454
Gross unrealized depreciation	(84,904)
Net unrealized appreciation (depreciation)	$ 159,550

Tax Cost	$ 1,018,922

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,566
Capital loss carryforward	$ (241,539)
Net unrealized appreciation (depreciation)	$ 159,658

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 20,173	$ 18,118

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $622,100 and $817,350, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 169	$ 10
Class T	.25%	.25%	1,782	21
Class B	.75%	.25%	72	54
Class C	.75%	.25%	219	12
			$ 2,242	$ 97

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6
Class T	5
Class B*	9
Class C*	-**
$ 21

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

** Amount represents less than $500.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 211.31
Class T	834.23
Class B	23.32
Class C	68.31
Institutional Class	1,574.21
	$ 2,710

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to three hundred thirty-six dollars. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 3,309.46%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM. Total security lending income during the period amounted to $850.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,478. The weighted average interest rate was .66%. The interest expense amounted to four hundred eleven dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $299 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 950	$ 1,238
Class T	4,334	4,849
Class B	45	48
Class C	160	144
Institutional Class	12,416	11,839
Total	$ 17,905	$ 18,118
From net realized gain
Class A	$ 134	$ -
Class T	684	-
Class B	15	-
Class C	44	-
Institutional Class	1,391	-
Total	$ 2,268	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	475	855	$ 7,655	$ 11,113
Reinvestment of distributions	61	87	1,012	1,028
Shares redeemed	(1,167)	(1,729)	(18,467)	(22,509)
Net increase (decrease)	(631)	(787)	$ (9,800)	$ (10,368)
Class T
Shares sold	4,009	5,593	$ 65,721	$ 75,113
Reinvestment of distributions	288	387	4,889	4,696
Shares redeemed	(6,821)	(8,015)	(111,516)	(106,238)
Net increase (decrease)	(2,524)	(2,035)	$ (40,906)	$ (26,429)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class B
Shares sold	48	92	$ 740	$ 1,164
Reinvestment of distributions	3	4	54	43
Shares redeemed	(174)	(341)	(2,691)	(4,276)
Net increase (decrease)	(123)	(245)	$ (1,897)	$ (3,069)
Class C
Shares sold	120	330	$ 1,913	$ 4,291
Reinvestment of distributions	11	10	176	119
Shares redeemed	(337)	(515)	(5,265)	(6,428)
Net increase (decrease)	(206)	(175)	$ (3,176)	$ (2,018)
Institutional Class
Shares sold	12,645	12,044	$ 202,633	$ 158,122
Reinvestment of distributions	818	979	13,738	11,749
Shares redeemed	(21,576)	(7,282)	(349,589)	(99,736)
Net increase (decrease)	(8,113)	5,741	$ (133,218)	$ 70,135

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-

present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$.241	$.045

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$.242	$.0190

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OSI-UANN-1210
1.784768.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	3.59%	-3.16%	1.67%
Class T (incl. 3.50% sales charge)	5.78%	-2.94%	1.74%
Class B (incl. contingent deferred sales charge) B	4.11%	-3.08%	1.75%
Class C (incl. contingent deferred sales charge) C	8.12%	-2.74%	1.71%

A From June 17, 2003.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Value Leaders Fund - Class A on June 17, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Amid bouts of volatility, major U.S. stock market indexes recorded double-digit gains for the year ending October 31, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Aside from a January dip, stocks trended upward for the first half of the period amid indications the Great Recession was over. However, in April, lingering high unemployment and heightened concern over European debt sent equities falling. Markets regrouped in July, but fell again in August on mixed economic data. The final two months of the period brought renewed optimism, with the large-cap S&P 500® Index posting its best September/October performance since 1998. For the full 12 months, the S&P 500® rose 16.52%, while the blue-chip-laden Dow Jones Industrial AverageSM added 17.62% and the technology-heavy Nasdaq Composite® Index rose 23.72%. Among market segments, all 10 sectors in the S&P 500 posted gains, with more than half outperforming the broad-market index. Stocks of mid- and small-sized companies surged, with the Russell Midcap® Index adding 27.71% and Russell 2000® Index climbing 26.58%. Looking abroad, debt problems in several European countries cooled gains in developed markets, and yet the MSCI® EAFE® (Europe, Australasia, Far East) Index still rose 8.49%.

Comments from Charles Hebard, Portfolio Manager of Fidelity AdvisorSM Value Leaders Fund during the period covered by this report: During the year, the fund's Class A, Class T, Class B and Class C shares gained 9.91%, 9.62%, 9.11% and 9.12%, respectively (excluding sales charges), lagging the 15.71% gain of the Russell 1000® Value Index. Positioning in financials led the underperformance, with stakes in Bank of America, JPMorgan Chase and Morgan Stanley suffering from fears of increased government regulation. The fund's positioning in consumer discretionary also detracted, including ownership of homebuilder KB Home. Overweighting technology hardware/equipment firm Hewlett-Packard hurt when the firm's chief executive unexpectedly departed in August. Underweighting consumer staples and poor stock selection in energy also detracted. On the positive side, we had strong picks in industrials, including truck engine manufacturer Cummins and rail operator Union Pacific. Within energy, significantly underweighting integrated oil giant and major index component Exxon Mobil helped, as the stock lagged during the period. Despite financials' drag on performance, we had good results from an out-of-index position in commercial real estate broker CB Richard Ellis Group.

Note to shareholders: Michael Chren will become Portfolio Manager of the fund on November 1, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.18%
Actual		$ 1,000.00	$ 939.60	$ 5.77
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01
Class T	1.40%
Actual		$ 1,000.00	$ 938.50	$ 6.84
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class B	1.94%
Actual		$ 1,000.00	$ 936.30	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,015.43	$ 9.86
Class C	1.94%
Actual		$ 1,000.00	$ 935.80	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,015.43	$ 9.86
Institutional Class	.94%
Actual		$ 1,000.00	$ 940.90	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.7	4.3
Wells Fargo & Co.	4.6	4.9
Pfizer, Inc.	3.6	3.2
Chevron Corp.	3.4	3.6
Merck & Co., Inc.	3.0	2.0
Johnson & Johnson	3.0	0.0
Bank of America Corp.	2.9	4.4
Citigroup, Inc.	2.2	0.0
Verizon Communications, Inc.	2.0	2.6
Exxon Mobil Corp.	1.6	2.3
	31.0
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	27.9
Health Care	15.2	9.7
Energy	14.9	19.2
Industrials	12.5	11.3
Information Technology	7.8	7.7
Asset Allocation (% of fund's net assets)
As of October 31, 2010*		As of April 30, 2010**
	Stocks 100.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets† (0.3)%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	9.7%	** Foreign investments	8.9%

† Short-Term Investments and Net Other Assets are not included in pie chart.

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
CONSUMER DISCRETIONARY - 5.7%
Auto Components - 0.5%
Johnson Controls, Inc.	6,100	$ 214,232
Household Durables - 2.2%
KB Home (d)	46,300	486,613
PulteGroup, Inc. (a)	30,430	238,876
Stanley Black & Decker, Inc.	4,272	264,736
		990,225
Media - 1.8%
Time Warner Cable, Inc.	8,167	472,624
Time Warner, Inc.	10,600	344,606
		817,230
Specialty Retail - 1.2%
Best Buy Co., Inc.	3,000	128,940
Lowe's Companies, Inc.	12,300	262,359
Staples, Inc.	6,900	141,243
		532,542
TOTAL CONSUMER DISCRETIONARY		2,554,229
CONSUMER STAPLES - 6.0%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	2,968	185,987
Grupo Modelo SAB de CV Series C	22,100	123,755
The Coca-Cola Co.	10,900	668,388
		978,130
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	14,200	427,704
Kroger Co.	6,800	149,600
Walgreen Co.	4,900	166,012
		743,316
Food Products - 0.7%
Nestle SA	6,047	331,115
Personal Products - 0.4%
Avon Products, Inc.	5,700	173,565
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.0%
British American Tobacco PLC sponsored ADR	2,800	$ 213,444
Philip Morris International, Inc.	4,400	257,400
		470,844
TOTAL CONSUMER STAPLES		2,696,970
ENERGY - 14.9%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	8,590	397,975
Ensco International Ltd. ADR	4,500	208,530
Halliburton Co.	15,085	480,608
Noble Corp.	5,100	176,103
Transocean Ltd. (a)	2,600	164,736
Weatherford International Ltd. (a)	21,000	353,010
		1,780,962
Oil, Gas & Consumable Fuels - 10.9%
Alpha Natural Resources, Inc. (a)	4,500	203,265
Apache Corp.	700	70,714
BP PLC sponsored ADR	5,500	224,565
Chevron Corp.	18,400	1,520,024
Cimarex Energy Co.	1,900	145,825
Exxon Mobil Corp.	10,420	692,617
Marathon Oil Corp.	17,700	629,589
Massey Energy Co.	5,100	214,557
Occidental Petroleum Corp.	6,984	549,152
Petrohawk Energy Corp. (a)	11,700	199,017
Royal Dutch Shell PLC Class B ADR	3,400	218,688
Southwestern Energy Co. (a)	5,900	199,715
		4,867,728
TOTAL ENERGY		6,648,690
FINANCIALS - 28.0%
Capital Markets - 2.6%
Franklin Resources, Inc.	1,800	206,460
Morgan Stanley	26,200	651,594
State Street Corp.	7,300	304,848
		1,162,902
Commercial Banks - 8.7%
BB&T Corp.	13,200	309,012
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	21,900	$ 124,173
PNC Financial Services Group, Inc.	7,677	413,790
Regions Financial Corp.	32,392	204,070
SunTrust Banks, Inc.	3,600	90,072
SVB Financial Group (a)	3,100	134,354
U.S. Bancorp, Delaware	22,694	548,741
Wells Fargo & Co.	79,485	2,072,969
		3,897,181
Consumer Finance - 0.4%
Capital One Financial Corp.	5,038	187,766
Diversified Financial Services - 10.5%
Bank of America Corp.	115,120	1,316,973
Citigroup, Inc. (a)	234,800	979,116
JPMorgan Chase & Co.	56,140	2,112,548
KKR Financial Holdings LLC	17,800	156,462
Moody's Corp.	5,300	143,418
		4,708,517
Insurance - 3.5%
Allstate Corp.	9,015	274,867
Everest Re Group Ltd.	1,000	84,280
Genworth Financial, Inc. Class A (a)	28,000	317,520
Lincoln National Corp.	6,300	154,224
MetLife, Inc.	6,300	254,079
Old Republic International Corp.	8,200	108,240
Unum Group	6,600	147,972
XL Capital Ltd. Class A	9,768	206,593
		1,547,775
Real Estate Investment Trusts - 1.4%
ProLogis Trust	7,100	96,915
Public Storage	1,900	188,518
SL Green Realty Corp.	3,000	197,160
Weyerhaeuser Co.	9,341	151,511
		634,104
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	15,390	282,407
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	15,400	116,886
TOTAL FINANCIALS		12,537,538
Common Stocks - continued
	Shares	Value
HEALTH CARE - 15.2%
Biotechnology - 2.1%
Amgen, Inc. (a)	9,700	$ 554,743
Biogen Idec, Inc. (a)	4,700	294,737
Gilead Sciences, Inc. (a)	3,100	122,977
		972,457
Health Care Equipment & Supplies - 1.4%
C. R. Bard, Inc.	2,000	166,240
Covidien PLC	8,775	349,859
Stryker Corp.	2,200	108,878
		624,977
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	9,700	182,166
CIGNA Corp.	6,200	218,178
Humana, Inc. (a)	6,800	396,372
		796,716
Pharmaceuticals - 9.9%
Johnson & Johnson	21,200	1,349,804
Merck & Co., Inc.	37,400	1,356,872
Pfizer, Inc.	91,752	1,596,485
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,300	119,370
		4,422,531
TOTAL HEALTH CARE		6,816,681
INDUSTRIALS - 12.5%
Aerospace & Defense - 2.2%
Goodrich Corp.	2,400	196,968
Honeywell International, Inc.	4,440	209,168
Precision Castparts Corp.	1,000	136,580
United Technologies Corp.	5,900	441,143
		983,859
Building Products - 1.1%
Masco Corp.	29,050	309,673
Owens Corning (a)	6,800	183,872
		493,545
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	3,500	127,225
Republic Services, Inc.	6,030	179,754
		306,979
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.8%
Fluor Corp.	4,900	$ 236,131
Jacobs Engineering Group, Inc. (a)	3,800	146,718
		382,849
Electrical Equipment - 0.3%
Regal-Beloit Corp.	2,109	121,710
Industrial Conglomerates - 1.9%
General Electric Co.	36,100	578,322
Textron, Inc.	13,760	286,483
		864,805
Machinery - 2.8%
Caterpillar, Inc.	2,900	227,940
Cummins, Inc.	1,219	107,394
Dover Corp.	1,700	90,270
Ingersoll-Rand Co. Ltd.	17,300	680,063
Navistar International Corp. (a)	2,780	133,940
		1,239,607
Road & Rail - 2.5%
CSX Corp.	7,400	454,730
Union Pacific Corp.	7,576	664,264
		1,118,994
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	2,200	94,204
TOTAL INDUSTRIALS		5,606,552
INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	16,300	372,129
Juniper Networks, Inc. (a)	4,600	148,994
		521,123
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	11,850	498,411
Electronic Equipment & Components - 2.1%
Agilent Technologies, Inc. (a)	4,700	163,560
Avnet, Inc. (a)	11,000	327,580
Flextronics International Ltd. (a)	20,700	148,212
Tyco Electronics Ltd.	8,475	268,488
		907,840
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.8%
eBay, Inc. (a)	12,000	$ 357,720
IT Services - 0.3%
International Business Machines Corp.	1,000	143,600
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials, Inc.	12,400	153,264
KLA-Tencor Corp.	11,500	410,780
Lam Research Corp. (a)	10,300	471,637
		1,035,681
TOTAL INFORMATION TECHNOLOGY		3,464,375
MATERIALS - 2.6%
Chemicals - 1.4%
Celanese Corp. Class A	3,900	139,035
Dow Chemical Co.	15,900	490,197
		629,232
Construction Materials - 0.4%
HeidelbergCement AG	3,301	172,635
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	5,334	149,512
Metals & Mining - 0.5%
Alcoa, Inc.	7,800	102,414
Newcrest Mining Ltd.	2,464	96,458
		198,872
TOTAL MATERIALS		1,150,251
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.3%
Qwest Communications International, Inc.	18,400	121,440
Verizon Communications, Inc.	28,165	914,518
		1,035,958
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	74,655	307,579
TOTAL TELECOMMUNICATION SERVICES		1,343,537
Common Stocks - continued
	Shares	Value
UTILITIES - 4.6%
Electric Utilities - 3.6%
American Electric Power Co., Inc.	8,000	$ 299,520
Edison International	3,800	140,220
Entergy Corp.	3,100	231,043
FirstEnergy Corp.	6,900	250,608
NextEra Energy, Inc.	7,027	386,766
PPL Corp.	10,700	287,830
		1,595,987
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	9,600	114,624
Multi-Utilities - 0.8%
CMS Energy Corp.	13,000	238,940
PG&E Corp.	2,400	114,768
		353,708
TOTAL UTILITIES		2,064,319
TOTAL COMMON STOCKS (Cost $47,641,541)		44,883,142
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.23% (b)	207,319	207,319
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	350,900	350,900
TOTAL MONEY MARKET FUNDS (Cost $558,219)		558,219
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $48,199,760)		45,441,361
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(690,036)
NET ASSETS - 100%		$ 44,751,325
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 475
Fidelity Securities Lending Cash Central Fund	830
Total	$ 1,305
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $34,021,859 of which $19,202,191 and $14,819,668 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $335,269) - See accompanying schedule: Unaffiliated issuers (cost $47,641,541)	$ 44,883,142
Fidelity Central Funds (cost $558,219)	558,219
Total Investments (cost $48,199,760)		$ 45,441,361
Receivable for investments sold		23,462
Receivable for fund shares sold		18,958
Dividends receivable		38,503
Distributions receivable from Fidelity Central Funds		90
Other receivables		235
Total assets		45,522,609

Liabilities
Payable for fund shares redeemed	309,598
Accrued management fee	11,470
Distribution and service plan fees payable	16,548
Other affiliated payables	14,190
Other payables and accrued expenses	68,578
Collateral on securities loaned, at value	350,900
Total liabilities		771,284

Net Assets		$ 44,751,325
Net Assets consist of:
Paid in capital		$ 82,892,458
Undistributed net investment income		270,130
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,622,073)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,789,190)
Net Assets		$ 44,751,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($25,431,427 ÷ 2,512,723 shares)	$ 10.12

Maximum offering price per share (100/94.25 of $10.12)	$ 10.74
Class T: Net Asset Value and redemption price per share ($12,734,933 ÷ 1,262,881 shares)	$ 10.08

Maximum offering price per share (100/96.50 of $10.08)	$ 10.45
Class B: Net Asset Value and offering price per share ($1,604,902 ÷ 160,584 shares)A	$ 9.99

Class C: Net Asset Value and offering price per share ($4,139,165 ÷ 417,119 shares)A	$ 9.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($840,898 ÷ 82,554 shares)	$ 10.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 991,809
Special dividends		103,207
Interest		4
Income from Fidelity Central Funds		1,305
Total income		1,096,325

Expenses
Management fee Basic fee	$ 312,514
Performance adjustment	(88,542)
Transfer agent fees	169,814
Distribution and service plan fees	230,382
Accounting and security lending fees	21,853
Custodian fees and expenses	14,087
Independent trustees' compensation	323
Registration fees	57,633
Audit	47,888
Legal	297
Miscellaneous	768
Total expenses before reductions	767,017
Expense reductions	(2,243)	764,774
Net investment income (loss)		331,551
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,335,570
Foreign currency transactions	(984)
Total net realized gain (loss)		3,334,586
Change in net unrealized appreciation (depreciation) on: Investment securities	1,707,544
Assets and liabilities in foreign currencies	69
Total change in net unrealized appreciation (depreciation)		1,707,613
Net gain (loss)		5,042,199
Net increase (decrease) in net assets resulting from operations		$ 5,373,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 331,551	$ 533,586
Net realized gain (loss)	3,334,586	(14,320,559)
Change in net unrealized appreciation (depreciation)	1,707,613	18,267,263
Net increase (decrease) in net assets resulting from operations	5,373,750	4,480,290
Distributions to shareholders from net investment income	(478,174)	(1,108,886)
Distributions to shareholders from net realized gain	(30,375)	-
Total distributions	(508,549)	(1,108,886)
Share transactions - net increase (decrease)	(17,770,134)	(13,293,951)
Total increase (decrease) in net assets	(12,904,933)	(9,922,547)

Net Assets
Beginning of period	57,656,258	67,578,805
End of period (including undistributed net investment income of $270,130 and undistributed net investment income of $406,445, respectively)	$ 44,751,325	$ 57,656,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 8.63	$ 16.40	$ 15.08	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.07H	.09	.16	.13	.08
Net realized and unrealized gain (loss)	.85	.75	(7.09)	1.99	2.15
Total from investment operations	.92	.84	(6.93)	2.12	2.23
Distributions from net investment income	(.09)	(.17)	(.12)	(.09)	(.04)
Distributions from net realized gain	(.01)	-	(.72)	(.71)	(.33)
Total distributions	(.10)	(.17)	(.84) G	(.80)	(.37)
Net asset value, end of period	$ 10.12	$ 9.30	$ 8.63	$ 16.40	$ 15.08
Total Return A, B	9.91%	10.13%	(44.43)%	14.64%	17.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.25%	1.26%	1.28%	1.41%
Expenses net of fee waivers, if any	1.22%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.21%	1.25%	1.25%	1.24%	1.24%
Net investment income (loss)	.75%H	1.10%	1.21%	.85%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,431	$ 28,585	$ 34,864	$ 67,434	$ 15,398
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.839 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.722 per share.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .57%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 8.58	$ 16.30	$ 14.99	$ 13.14
Income from Investment Operations
Net investment income (loss) C	.05H	.07	.13	.09	.04
Net realized and unrealized gain (loss)	.84	.75	(7.06)	1.97	2.15
Total from investment operations	.89	.82	(6.93)	2.06	2.19
Distributions from net investment income	(.07)	(.13)	(.07)	(.04)	(.01)
Distributions from net realized gain	(.01)	-	(.72)	(.71)	(.33)
Total distributions	(.08)	(.13)	(.79) G	(.75)	(.34)
Net asset value, end of period	$ 10.08	$ 9.27	$ 8.58	$ 16.30	$ 14.99
Total Return A, B	9.62%	9.90%	(44.57)%	14.31%	16.93%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.50%	1.49%	1.53%	1.65%
Expenses net of fee waivers, if any	1.45%	1.50%	1.49%	1.50%	1.50%
Expenses net of all reductions	1.45%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	.52%H	.85%	.97%	.60%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,735	$ 20,652	$ 22,720	$ 50,998	$ 30,607
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.790 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.722 per share.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.18	$ 8.47	$ 16.07	$ 14.81	$ 12.99
Income from Investment Operations
Net investment income (loss) C	- G, I	.03	.06	.01	(.03)
Net realized and unrealized gain (loss)	.84	.74	(6.96)	1.95	2.13
Total from investment operations	.84	.77	(6.90)	1.96	2.10
Distributions from net investment income	(.02)	(.06)	-	-	-
Distributions from net realized gain	(.01)	-	(.70)	(.70)	(.28)
Total distributions	(.03)	(.06)	(.70) H	(.70)	(.28)
Net asset value, end of period	$ 9.99	$ 9.18	$ 8.47	$ 16.07	$ 14.81
Total Return A, B	9.11%	9.19%	(44.80)%	13.74%	16.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	2.00%	2.03%	2.10%	2.23%
Expenses net of fee waivers, if any	1.97%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	2.00%	1.99%	1.99%
Net investment income (loss)	(.01)%I	.35%	.45%	.10%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,605	$ 1,989	$ 2,615	$ 6,734	$ 5,734
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.698 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.698 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 8.44	$ 16.04	$ 14.80	$ 12.99
Income from Investment Operations
Net investment income (loss) C	-H, K	.03	.06	.02	(.03)
Net realized and unrealized gain (loss)	.83	.73	(6.95)	1.93	2.13
Total from investment operations	.83	.76	(6.89)	1.95	2.10
Distributions from net investment income	(.02)	(.09)	-	-	-
Distributions from net realized gain	(.01)	-	(.71)	(.71)	(.29)
Total distributions	(.02) J	(.09)	(.71) I	(.71)	(.29)
Net asset value, end of period	$ 9.92	$ 9.11	$ 8.44	$ 16.04	$ 14.80
Total Return A, B	9.12%	9.28%	(44.84)%	13.69%	16.38%
Ratios to Average Net Assets D, G
Expenses before reductions	1.97%	2.01%	2.03%	2.09%	2.22%
Expenses net of fee waivers, if any	1.97%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	2.00%	1.99%	1.99%
Net investment income (loss)	-% F, K	.35%	.45%	.10%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,139	$ 4,088	$ 5,358	$ 9,718	$ 7,004
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.712 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.712 per share.

J Total distributions of $.02 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.005 per share.

K Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 8.70	$ 16.51	$ 15.17	$ 13.28
Income from Investment Operations
Net investment income (loss) B	.10G	.11	.20	.17	.11
Net realized and unrealized gain (loss)	.86	.74	(7.13)	1.99	2.18
Total from investment operations	.96	.85	(6.93)	2.16	2.29
Distributions from net investment income	(.11)	(.20)	(.15)	(.11)	(.07)
Distributions from net realized gain	(.01)	-	(.72)	(.71)	(.33)
Total distributions	(.12)	(.20)	(.88) F	(.82)	(.40)
Net asset value, end of period	$ 10.19	$ 9.35	$ 8.70	$ 16.51	$ 15.17
Total Return A	10.28%	10.26%	(44.24)%	14.89%	17.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.00%	.98%	1.00%	1.04%
Expenses net of fee waivers, if any	.98%	1.00%	.98%	1.00%	1.00%
Expenses net of all reductions	.97%	1.00%	.97%	.99%	.99%
Net investment income (loss)	.99%G	1.35%	1.48%	1.10%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 841	$ 2,341	$ 2,021	$ 6,833	$ 2,201
Portfolio turnover rate D	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.876 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.722 per share.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,402,419
Gross unrealized depreciation	(8,774,270)
Net unrealized appreciation (depreciation)	$ (4,371,851)

Tax Cost	$ 49,813,212

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 283,369
Capital loss carry forward	$ (34,021,859)
Net unrealized appreciation (depreciation)	$ (4,402,642)

The tax character of distributions paid was as follows

	October 31, 2010	October 31, 2009
Ordinary Income	$ 508,549	$ 1,108,886

4. Purchase and Sale of Investments.

Purchase and sale of securities, other than short-term securities, aggregated 28,018,442 and 45,530,966, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 72,284	$ 281
Class T	.25%	.25%	97,110	269
Class B	.75%	.25%	18,697	14,039
Class C	.75%	.25%	42,291	4,481
			$ 230,382	$ 19,070

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,782
Class T	900
Class B*	4,458
Class C*	147
$ 8,287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 89,413.31
Class T	56,600.29
Class B	5,893.32
Class C	13,263.31
Institutional Class	4,645.32
	$ 169,814

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,178 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $225 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Market (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $830. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,243 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 284,681	$ 651,492
Class T	160,619	331,626
Class B	4,372	16,855
Class C	6,593	58,115
Institutional Class	21,909	50,798
Total	$ 478,174	$ 1,108,886
From net realized gain
Class A	$ 15,305	$ -
Class T	10,853	-
Class B	1,041	-
Class C	2,198	-
Institutional Class	978	-
Total	$ 30,375	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	402,871	726,745	$ 4,034,369	$ 5,639,090
Reinvestment of distributions	29,667	83,555	290,443	628,332
Shares redeemed	(994,975)	(1,774,132)	(9,899,783)	(14,305,593)
Net increase (decrease)	(562,437)	(963,832)	$ (5,574,971)	$ (8,038,171)
Class T
Shares sold	129,419	296,628	$ 1,299,211	$ 2,194,950
Reinvestment of distributions	17,388	43,233	169,877	324,683
Shares redeemed	(1,112,927)	(757,445)	(11,167,229)	(5,709,688)
Net increase (decrease)	(966,120)	(417,584)	$ (9,698,141)	$ (3,190,055)
Class B
Shares sold	21,226	27,365	$ 215,795	$ 212,586
Reinvestment of distributions	524	2,093	5,094	15,659
Shares redeemed	(77,825)	(121,572)	(763,138)	(906,818)
Net increase (decrease)	(56,075)	(92,114)	$ (542,249)	$ (678,573)
Class C
Shares sold	78,869	121,314	$ 774,653	$ 940,578
Reinvestment of distributions	834	6,675	8,059	49,531
Shares redeemed	(111,299)	(313,856)	(1,100,227)	(2,497,490)
Net increase (decrease)	(31,596)	(185,867)	$ (317,515)	$ (1,507,381)
Institutional Class
Shares sold	25,211	112,130	$ 254,312	$ 872,885
Reinvestment of distributions	2,223	6,216	21,848	46,931
Shares redeemed	(195,256)	(100,375)	(1,913,418)	(799,587)
Net increase (decrease)	(167,822)	17,971	$ (1,637,258)	$ 120,229

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Leaders voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.113	$0.010

Class T	12/06/10	12/03/10	$0.047	$0.010

Class B	12/06/10	12/03/10	$0.027	$0.010

Class C	12/06/10	12/03/10	$0.045	$0.010

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLF-UANN-1210
1.793576.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor SM

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class	10.28%	-1.74%	2.75%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Amid bouts of volatility, major U.S. stock market indexes recorded double-digit gains for the year ending October 31, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Aside from a January dip, stocks trended upward for the first half of the period amid indications the Great Recession was over. However, in April, lingering high unemployment and heightened concern over European debt sent equities falling. Markets regrouped in July, but fell again in August on mixed economic data. The final two months of the period brought renewed optimism, with the large-cap S&P 500® Index posting its best September/October performance since 1998. For the full 12 months, the S&P 500® rose 16.52%, while the blue-chip-laden Dow Jones Industrial AverageSM added 17.62% and the technology-heavy Nasdaq Composite® Index rose 23.72%. Among market segments, all 10 sectors in the S&P 500 posted gains, with more than half outperforming the broad-market index. Stocks of mid- and small-sized companies surged, with the Russell Midcap® Index adding 27.71% and Russell 2000® Index climbing 26.58%. Looking abroad, debt problems in several European countries cooled gains in developed markets, and yet the MSCI® EAFE® (Europe, Australasia, Far East) Index still rose 8.49%.

Comments from Charles Hebard, Portfolio Manager of Fidelity AdvisorSM Value Leaders Fund during the period covered by this report: During the year, the fund's Institutional Class shares gained 10.28%, lagging the 15.71% gain of the Russell 1000® Value Index. Positioning in financials led the underperformance, with stakes in Bank of America, JPMorgan Chase and Morgan Stanley suffering from fears of increased government regulation. The fund's positioning in consumer discretionary also detracted, including ownership of homebuilder KB Home. Overweighting technology hardware/equipment firm Hewlett-Packard hurt when the firm's chief executive unexpectedly departed in August. Underweighting consumer staples and poor stock selection in energy also detracted. On the positive side, we had strong picks in industrials, including truck engine manufacturer Cummins and rail operator Union Pacific. Within energy, significantly underweighting integrated oil giant and major index component Exxon Mobil helped, as the stock lagged during the period. Despite financials' drag on performance, we had good results from an out-of-index position in commercial real estate broker CB Richard Ellis Group.

Note to shareholders: Michael Chren will become Portfolio Manager of the fund on November 1, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.18%
Actual		$ 1,000.00	$ 939.60	$ 5.77
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01
Class T	1.40%
Actual		$ 1,000.00	$ 938.50	$ 6.84
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class B	1.94%
Actual		$ 1,000.00	$ 936.30	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,015.43	$ 9.86
Class C	1.94%
Actual		$ 1,000.00	$ 935.80	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,015.43	$ 9.86
Institutional Class	.94%
Actual		$ 1,000.00	$ 940.90	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.7	4.3
Wells Fargo & Co.	4.6	4.9
Pfizer, Inc.	3.6	3.2
Chevron Corp.	3.4	3.6
Merck & Co., Inc.	3.0	2.0
Johnson & Johnson	3.0	0.0
Bank of America Corp.	2.9	4.4
Citigroup, Inc.	2.2	0.0
Verizon Communications, Inc.	2.0	2.6
Exxon Mobil Corp.	1.6	2.3
	31.0
Top Five Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	27.9
Health Care	15.2	9.7
Energy	14.9	19.2
Industrials	12.5	11.3
Information Technology	7.8	7.7
Asset Allocation (% of fund's net assets)
As of October 31, 2010*		As of April 30, 2010**
	Stocks 100.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets† (0.3)%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	9.7%	** Foreign investments	8.9%

† Short-Term Investments and Net Other Assets are not included in pie chart.

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
CONSUMER DISCRETIONARY - 5.7%
Auto Components - 0.5%
Johnson Controls, Inc.	6,100	$ 214,232
Household Durables - 2.2%
KB Home (d)	46,300	486,613
PulteGroup, Inc. (a)	30,430	238,876
Stanley Black & Decker, Inc.	4,272	264,736
		990,225
Media - 1.8%
Time Warner Cable, Inc.	8,167	472,624
Time Warner, Inc.	10,600	344,606
		817,230
Specialty Retail - 1.2%
Best Buy Co., Inc.	3,000	128,940
Lowe's Companies, Inc.	12,300	262,359
Staples, Inc.	6,900	141,243
		532,542
TOTAL CONSUMER DISCRETIONARY		2,554,229
CONSUMER STAPLES - 6.0%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	2,968	185,987
Grupo Modelo SAB de CV Series C	22,100	123,755
The Coca-Cola Co.	10,900	668,388
		978,130
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	14,200	427,704
Kroger Co.	6,800	149,600
Walgreen Co.	4,900	166,012
		743,316
Food Products - 0.7%
Nestle SA	6,047	331,115
Personal Products - 0.4%
Avon Products, Inc.	5,700	173,565
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.0%
British American Tobacco PLC sponsored ADR	2,800	$ 213,444
Philip Morris International, Inc.	4,400	257,400
		470,844
TOTAL CONSUMER STAPLES		2,696,970
ENERGY - 14.9%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	8,590	397,975
Ensco International Ltd. ADR	4,500	208,530
Halliburton Co.	15,085	480,608
Noble Corp.	5,100	176,103
Transocean Ltd. (a)	2,600	164,736
Weatherford International Ltd. (a)	21,000	353,010
		1,780,962
Oil, Gas & Consumable Fuels - 10.9%
Alpha Natural Resources, Inc. (a)	4,500	203,265
Apache Corp.	700	70,714
BP PLC sponsored ADR	5,500	224,565
Chevron Corp.	18,400	1,520,024
Cimarex Energy Co.	1,900	145,825
Exxon Mobil Corp.	10,420	692,617
Marathon Oil Corp.	17,700	629,589
Massey Energy Co.	5,100	214,557
Occidental Petroleum Corp.	6,984	549,152
Petrohawk Energy Corp. (a)	11,700	199,017
Royal Dutch Shell PLC Class B ADR	3,400	218,688
Southwestern Energy Co. (a)	5,900	199,715
		4,867,728
TOTAL ENERGY		6,648,690
FINANCIALS - 28.0%
Capital Markets - 2.6%
Franklin Resources, Inc.	1,800	206,460
Morgan Stanley	26,200	651,594
State Street Corp.	7,300	304,848
		1,162,902
Commercial Banks - 8.7%
BB&T Corp.	13,200	309,012
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	21,900	$ 124,173
PNC Financial Services Group, Inc.	7,677	413,790
Regions Financial Corp.	32,392	204,070
SunTrust Banks, Inc.	3,600	90,072
SVB Financial Group (a)	3,100	134,354
U.S. Bancorp, Delaware	22,694	548,741
Wells Fargo & Co.	79,485	2,072,969
		3,897,181
Consumer Finance - 0.4%
Capital One Financial Corp.	5,038	187,766
Diversified Financial Services - 10.5%
Bank of America Corp.	115,120	1,316,973
Citigroup, Inc. (a)	234,800	979,116
JPMorgan Chase & Co.	56,140	2,112,548
KKR Financial Holdings LLC	17,800	156,462
Moody's Corp.	5,300	143,418
		4,708,517
Insurance - 3.5%
Allstate Corp.	9,015	274,867
Everest Re Group Ltd.	1,000	84,280
Genworth Financial, Inc. Class A (a)	28,000	317,520
Lincoln National Corp.	6,300	154,224
MetLife, Inc.	6,300	254,079
Old Republic International Corp.	8,200	108,240
Unum Group	6,600	147,972
XL Capital Ltd. Class A	9,768	206,593
		1,547,775
Real Estate Investment Trusts - 1.4%
ProLogis Trust	7,100	96,915
Public Storage	1,900	188,518
SL Green Realty Corp.	3,000	197,160
Weyerhaeuser Co.	9,341	151,511
		634,104
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	15,390	282,407
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	15,400	116,886
TOTAL FINANCIALS		12,537,538
Common Stocks - continued
	Shares	Value
HEALTH CARE - 15.2%
Biotechnology - 2.1%
Amgen, Inc. (a)	9,700	$ 554,743
Biogen Idec, Inc. (a)	4,700	294,737
Gilead Sciences, Inc. (a)	3,100	122,977
		972,457
Health Care Equipment & Supplies - 1.4%
C. R. Bard, Inc.	2,000	166,240
Covidien PLC	8,775	349,859
Stryker Corp.	2,200	108,878
		624,977
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	9,700	182,166
CIGNA Corp.	6,200	218,178
Humana, Inc. (a)	6,800	396,372
		796,716
Pharmaceuticals - 9.9%
Johnson & Johnson	21,200	1,349,804
Merck & Co., Inc.	37,400	1,356,872
Pfizer, Inc.	91,752	1,596,485
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,300	119,370
		4,422,531
TOTAL HEALTH CARE		6,816,681
INDUSTRIALS - 12.5%
Aerospace & Defense - 2.2%
Goodrich Corp.	2,400	196,968
Honeywell International, Inc.	4,440	209,168
Precision Castparts Corp.	1,000	136,580
United Technologies Corp.	5,900	441,143
		983,859
Building Products - 1.1%
Masco Corp.	29,050	309,673
Owens Corning (a)	6,800	183,872
		493,545
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	3,500	127,225
Republic Services, Inc.	6,030	179,754
		306,979
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.8%
Fluor Corp.	4,900	$ 236,131
Jacobs Engineering Group, Inc. (a)	3,800	146,718
		382,849
Electrical Equipment - 0.3%
Regal-Beloit Corp.	2,109	121,710
Industrial Conglomerates - 1.9%
General Electric Co.	36,100	578,322
Textron, Inc.	13,760	286,483
		864,805
Machinery - 2.8%
Caterpillar, Inc.	2,900	227,940
Cummins, Inc.	1,219	107,394
Dover Corp.	1,700	90,270
Ingersoll-Rand Co. Ltd.	17,300	680,063
Navistar International Corp. (a)	2,780	133,940
		1,239,607
Road & Rail - 2.5%
CSX Corp.	7,400	454,730
Union Pacific Corp.	7,576	664,264
		1,118,994
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	2,200	94,204
TOTAL INDUSTRIALS		5,606,552
INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	16,300	372,129
Juniper Networks, Inc. (a)	4,600	148,994
		521,123
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	11,850	498,411
Electronic Equipment & Components - 2.1%
Agilent Technologies, Inc. (a)	4,700	163,560
Avnet, Inc. (a)	11,000	327,580
Flextronics International Ltd. (a)	20,700	148,212
Tyco Electronics Ltd.	8,475	268,488
		907,840
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.8%
eBay, Inc. (a)	12,000	$ 357,720
IT Services - 0.3%
International Business Machines Corp.	1,000	143,600
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials, Inc.	12,400	153,264
KLA-Tencor Corp.	11,500	410,780
Lam Research Corp. (a)	10,300	471,637
		1,035,681
TOTAL INFORMATION TECHNOLOGY		3,464,375
MATERIALS - 2.6%
Chemicals - 1.4%
Celanese Corp. Class A	3,900	139,035
Dow Chemical Co.	15,900	490,197
		629,232
Construction Materials - 0.4%
HeidelbergCement AG	3,301	172,635
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	5,334	149,512
Metals & Mining - 0.5%
Alcoa, Inc.	7,800	102,414
Newcrest Mining Ltd.	2,464	96,458
		198,872
TOTAL MATERIALS		1,150,251
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.3%
Qwest Communications International, Inc.	18,400	121,440
Verizon Communications, Inc.	28,165	914,518
		1,035,958
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	74,655	307,579
TOTAL TELECOMMUNICATION SERVICES		1,343,537
Common Stocks - continued
	Shares	Value
UTILITIES - 4.6%
Electric Utilities - 3.6%
American Electric Power Co., Inc.	8,000	$ 299,520
Edison International	3,800	140,220
Entergy Corp.	3,100	231,043
FirstEnergy Corp.	6,900	250,608
NextEra Energy, Inc.	7,027	386,766
PPL Corp.	10,700	287,830
		1,595,987
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	9,600	114,624
Multi-Utilities - 0.8%
CMS Energy Corp.	13,000	238,940
PG&E Corp.	2,400	114,768
		353,708
TOTAL UTILITIES		2,064,319
TOTAL COMMON STOCKS (Cost $47,641,541)		44,883,142
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.23% (b)	207,319	207,319
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	350,900	350,900
TOTAL MONEY MARKET FUNDS (Cost $558,219)		558,219
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $48,199,760)		45,441,361
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(690,036)
NET ASSETS - 100%		$ 44,751,325
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 475
Fidelity Securities Lending Cash Central Fund	830
Total	$ 1,305
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $34,021,859 of which $19,202,191 and $14,819,668 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $335,269) - See accompanying schedule: Unaffiliated issuers (cost $47,641,541)	$ 44,883,142
Fidelity Central Funds (cost $558,219)	558,219
Total Investments (cost $48,199,760)		$ 45,441,361
Receivable for investments sold		23,462
Receivable for fund shares sold		18,958
Dividends receivable		38,503
Distributions receivable from Fidelity Central Funds		90
Other receivables		235
Total assets		45,522,609

Liabilities
Payable for fund shares redeemed	309,598
Accrued management fee	11,470
Distribution and service plan fees payable	16,548
Other affiliated payables	14,190
Other payables and accrued expenses	68,578
Collateral on securities loaned, at value	350,900
Total liabilities		771,284

Net Assets		$ 44,751,325
Net Assets consist of:
Paid in capital		$ 82,892,458
Undistributed net investment income		270,130
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,622,073)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,789,190)
Net Assets		$ 44,751,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($25,431,427 ÷ 2,512,723 shares)	$ 10.12

Maximum offering price per share (100/94.25 of $10.12)	$ 10.74
Class T: Net Asset Value and redemption price per share ($12,734,933 ÷ 1,262,881 shares)	$ 10.08

Maximum offering price per share (100/96.50 of $10.08)	$ 10.45
Class B: Net Asset Value and offering price per share ($1,604,902 ÷ 160,584 shares)A	$ 9.99

Class C: Net Asset Value and offering price per share ($4,139,165 ÷ 417,119 shares)A	$ 9.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($840,898 ÷ 82,554 shares)	$ 10.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 991,809
Special dividends		103,207
Interest		4
Income from Fidelity Central Funds		1,305
Total income		1,096,325

Expenses
Management fee Basic fee	$ 312,514
Performance adjustment	(88,542)
Transfer agent fees	169,814
Distribution and service plan fees	230,382
Accounting and security lending fees	21,853
Custodian fees and expenses	14,087
Independent trustees' compensation	323
Registration fees	57,633
Audit	47,888
Legal	297
Miscellaneous	768
Total expenses before reductions	767,017
Expense reductions	(2,243)	764,774
Net investment income (loss)		331,551
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,335,570
Foreign currency transactions	(984)
Total net realized gain (loss)		3,334,586
Change in net unrealized appreciation (depreciation) on: Investment securities	1,707,544
Assets and liabilities in foreign currencies	69
Total change in net unrealized appreciation (depreciation)		1,707,613
Net gain (loss)		5,042,199
Net increase (decrease) in net assets resulting from operations		$ 5,373,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 331,551	$ 533,586
Net realized gain (loss)	3,334,586	(14,320,559)
Change in net unrealized appreciation (depreciation)	1,707,613	18,267,263
Net increase (decrease) in net assets resulting from operations	5,373,750	4,480,290
Distributions to shareholders from net investment income	(478,174)	(1,108,886)
Distributions to shareholders from net realized gain	(30,375)	-
Total distributions	(508,549)	(1,108,886)
Share transactions - net increase (decrease)	(17,770,134)	(13,293,951)
Total increase (decrease) in net assets	(12,904,933)	(9,922,547)

Net Assets
Beginning of period	57,656,258	67,578,805
End of period (including undistributed net investment income of $270,130 and undistributed net investment income of $406,445, respectively)	$ 44,751,325	$ 57,656,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 8.63	$ 16.40	$ 15.08	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.07H	.09	.16	.13	.08
Net realized and unrealized gain (loss)	.85	.75	(7.09)	1.99	2.15
Total from investment operations	.92	.84	(6.93)	2.12	2.23
Distributions from net investment income	(.09)	(.17)	(.12)	(.09)	(.04)
Distributions from net realized gain	(.01)	-	(.72)	(.71)	(.33)
Total distributions	(.10)	(.17)	(.84) G	(.80)	(.37)
Net asset value, end of period	$ 10.12	$ 9.30	$ 8.63	$ 16.40	$ 15.08
Total Return A, B	9.91%	10.13%	(44.43)%	14.64%	17.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.25%	1.26%	1.28%	1.41%
Expenses net of fee waivers, if any	1.22%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.21%	1.25%	1.25%	1.24%	1.24%
Net investment income (loss)	.75%H	1.10%	1.21%	.85%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,431	$ 28,585	$ 34,864	$ 67,434	$ 15,398
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.839 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.722 per share.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .57%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 8.58	$ 16.30	$ 14.99	$ 13.14
Income from Investment Operations
Net investment income (loss) C	.05H	.07	.13	.09	.04
Net realized and unrealized gain (loss)	.84	.75	(7.06)	1.97	2.15
Total from investment operations	.89	.82	(6.93)	2.06	2.19
Distributions from net investment income	(.07)	(.13)	(.07)	(.04)	(.01)
Distributions from net realized gain	(.01)	-	(.72)	(.71)	(.33)
Total distributions	(.08)	(.13)	(.79) G	(.75)	(.34)
Net asset value, end of period	$ 10.08	$ 9.27	$ 8.58	$ 16.30	$ 14.99
Total Return A, B	9.62%	9.90%	(44.57)%	14.31%	16.93%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.50%	1.49%	1.53%	1.65%
Expenses net of fee waivers, if any	1.45%	1.50%	1.49%	1.50%	1.50%
Expenses net of all reductions	1.45%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	.52%H	.85%	.97%	.60%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,735	$ 20,652	$ 22,720	$ 50,998	$ 30,607
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.790 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.722 per share.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.18	$ 8.47	$ 16.07	$ 14.81	$ 12.99
Income from Investment Operations
Net investment income (loss) C	- G, I	.03	.06	.01	(.03)
Net realized and unrealized gain (loss)	.84	.74	(6.96)	1.95	2.13
Total from investment operations	.84	.77	(6.90)	1.96	2.10
Distributions from net investment income	(.02)	(.06)	-	-	-
Distributions from net realized gain	(.01)	-	(.70)	(.70)	(.28)
Total distributions	(.03)	(.06)	(.70) H	(.70)	(.28)
Net asset value, end of period	$ 9.99	$ 9.18	$ 8.47	$ 16.07	$ 14.81
Total Return A, B	9.11%	9.19%	(44.80)%	13.74%	16.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	2.00%	2.03%	2.10%	2.23%
Expenses net of fee waivers, if any	1.97%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	2.00%	1.99%	1.99%
Net investment income (loss)	(.01)%I	.35%	.45%	.10%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,605	$ 1,989	$ 2,615	$ 6,734	$ 5,734
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.698 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.698 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 8.44	$ 16.04	$ 14.80	$ 12.99
Income from Investment Operations
Net investment income (loss) C	-H, K	.03	.06	.02	(.03)
Net realized and unrealized gain (loss)	.83	.73	(6.95)	1.93	2.13
Total from investment operations	.83	.76	(6.89)	1.95	2.10
Distributions from net investment income	(.02)	(.09)	-	-	-
Distributions from net realized gain	(.01)	-	(.71)	(.71)	(.29)
Total distributions	(.02) J	(.09)	(.71) I	(.71)	(.29)
Net asset value, end of period	$ 9.92	$ 9.11	$ 8.44	$ 16.04	$ 14.80
Total Return A, B	9.12%	9.28%	(44.84)%	13.69%	16.38%
Ratios to Average Net Assets D, G
Expenses before reductions	1.97%	2.01%	2.03%	2.09%	2.22%
Expenses net of fee waivers, if any	1.97%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	2.00%	1.99%	1.99%
Net investment income (loss)	-% F, K	.35%	.45%	.10%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,139	$ 4,088	$ 5,358	$ 9,718	$ 7,004
Portfolio turnover rate E	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.712 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.712 per share.

J Total distributions of $.02 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.005 per share.
K Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 8.70	$ 16.51	$ 15.17	$ 13.28
Income from Investment Operations
Net investment income (loss) B	.10G	.11	.20	.17	.11
Net realized and unrealized gain (loss)	.86	.74	(7.13)	1.99	2.18
Total from investment operations	.96	.85	(6.93)	2.16	2.29
Distributions from net investment income	(.11)	(.20)	(.15)	(.11)	(.07)
Distributions from net realized gain	(.01)	-	(.72)	(.71)	(.33)
Total distributions	(.12)	(.20)	(.88) F	(.82)	(.40)
Net asset value, end of period	$ 10.19	$ 9.35	$ 8.70	$ 16.51	$ 15.17
Total Return A	10.28%	10.26%	(44.24)%	14.89%	17.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.00%	.98%	1.00%	1.04%
Expenses net of fee waivers, if any	.98%	1.00%	.98%	1.00%	1.00%
Expenses net of all reductions	.97%	1.00%	.97%	.99%	.99%
Net investment income (loss)	.99%G	1.35%	1.48%	1.10%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 841	$ 2,341	$ 2,021	$ 6,833	$ 2,201
Portfolio turnover rate D	51%	56%	74%	76%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.876 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.722 per share.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,402,419
Gross unrealized depreciation	(8,774,270)
Net unrealized appreciation (depreciation)	$ (4,371,851)

Tax Cost	$ 49,813,212

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 283,369
Capital loss carry forward	$ (34,021,859)
Net unrealized appreciation (depreciation)	$ (4,402,642)

The tax character of distributions paid was as follows

	October 31, 2010	October 31, 2009
Ordinary Income	$ 508,549	$ 1,108,886

4. Purchase and Sale of Investments.

Purchase and sale of securities, other than short-term securities, aggregated 28,018,442 and 45,530,966, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 72,284	$ 281
Class T	.25%	.25%	97,110	269
Class B	.75%	.25%	18,697	14,039
Class C	.75%	.25%	42,291	4,481
			$ 230,382	$ 19,070

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,782
Class T	900
Class B*	4,458
Class C*	147
$ 8,287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 89,413.31
Class T	56,600.29
Class B	5,893.32
Class C	13,263.31
Institutional Class	4,645.32
	$ 169,814

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,178 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $225 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Market (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $830. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,243 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 284,681	$ 651,492
Class T	160,619	331,626
Class B	4,372	16,855
Class C	6,593	58,115
Institutional Class	21,909	50,798
Total	$ 478,174	$ 1,108,886
From net realized gain
Class A	$ 15,305	$ -
Class T	10,853	-
Class B	1,041	-
Class C	2,198	-
Institutional Class	978	-
Total	$ 30,375	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	402,871	726,745	$ 4,034,369	$ 5,639,090
Reinvestment of distributions	29,667	83,555	290,443	628,332
Shares redeemed	(994,975)	(1,774,132)	(9,899,783)	(14,305,593)
Net increase (decrease)	(562,437)	(963,832)	$ (5,574,971)	$ (8,038,171)
Class T
Shares sold	129,419	296,628	$ 1,299,211	$ 2,194,950
Reinvestment of distributions	17,388	43,233	169,877	324,683
Shares redeemed	(1,112,927)	(757,445)	(11,167,229)	(5,709,688)
Net increase (decrease)	(966,120)	(417,584)	$ (9,698,141)	$ (3,190,055)
Class B
Shares sold	21,226	27,365	$ 215,795	$ 212,586
Reinvestment of distributions	524	2,093	5,094	15,659
Shares redeemed	(77,825)	(121,572)	(763,138)	(906,818)
Net increase (decrease)	(56,075)	(92,114)	$ (542,249)	$ (678,573)
Class C
Shares sold	78,869	121,314	$ 774,653	$ 940,578
Reinvestment of distributions	834	6,675	8,059	49,531
Shares redeemed	(111,299)	(313,856)	(1,100,227)	(2,497,490)
Net increase (decrease)	(31,596)	(185,867)	$ (317,515)	$ (1,507,381)
Institutional Class
Shares sold	25,211	112,130	$ 254,312	$ 872,885
Reinvestment of distributions	2,223	6,216	21,848	46,931
Shares redeemed	(195,256)	(100,375)	(1,913,418)	(799,587)
Net increase (decrease)	(167,822)	17,971	$ (1,637,258)	$ 120,229

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.133	$0.010

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLFI-UANN-1210
1.793580.107

Item 2. Code of Ethics

As of the end of the period, October 31, 2010, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Advisor International Capital Appreciation Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$38,000	$-	$6,600	$-
Fidelity Advisor Europe Capital Appreciation Fund	$38,000	$-	$5,600	$-
Fidelity Advisor International Capital Appreciation Fund	$48,000	$-	$6,600	$-

October 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$42,000	$-	$6,600	$-
Fidelity Advisor Europe Capital Appreciation Fund	$38,000	$-	$5,600	$-
Fidelity Advisor International Capital Appreciation Fund	$52,000	$-	$6,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the "Funds"):

Services Billed by PwC

October 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$59,000	$-	$33,700	$3,600
Fidelity Advisor Emerging Asia Fund	$60,000	$-	$4,900	$1,800
Fidelity Advisor Global Capital Appreciation Fund	$44,000	$-	$4,900	$1,700
Fidelity Advisor Japan Fund	$46,000	$-	$4,900	$1,700
Fidelity Advisor Overseas Fund	$61,000	$-	$9,800	$2,200
Fidelity Advisor Value Leaders Fund	$42,000	$-	$4,100	$1,700

October 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$65,000	$-	$8,800	$5,100
Fidelity Advisor Emerging Asia Fund	$61,000	$-	$12,300	$1,600
Fidelity Advisor Global Capital Appreciation Fund	$44,000	$-	$9,800	$1,400
Fidelity Advisor Japan Fund	$47,000	$-	$5,000	$1,400
Fidelity Advisor Overseas Fund	$61,000	$-	$5,200	$2,200
Fidelity Advisor Value Leaders Fund	$41,000	$-	$5,200	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2010A	October 31, 2009A
Audit-Related Fees	$720,000	$685,000
Tax Fees	$-	$2,000
All Other Fees	$790,000	$215,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2010A	October 31, 2009A
Audit-Related Fees	$2,150,000	$2,825,000
Tax Fees	$-	$2,000
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2010 A	October 31, 2009 A
PwC	$5,275,000	$3,510,000
Deloitte Entities	$1,620,000	$965,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 28, 2010